ReliaStar Life Insurance Company and its Separate Account N
ING Encore/ING Encore Flex
Supplement dated April 28, 2008 to the Contract Prospectus and Statement of Additional Information, each dated April 28, 2008

The following information updates and amends certain information contained in your variable annuity Contract
Prospectus and Statement of Additional Information (“SAI”). Please read it carefully and keep it with your current
Contract Prospectus and SAI for future reference.

                        IMPORTANT INFORMATION REGARDING UPCOMING FUND LIQUIDATION

On January 31, 2008, the Board of Trustees of ING Variable Products Trust approved a proposal to liquidate the
ING VP Financial Services Portfolio.

The proposed liquidation is subject to shareholder approval. If shareholder approval is obtained, it is expected that the liquidation will take place on or about September 5, 2008 (the “Closing Date”).

Voluntary Transfers Before the Effective Date of the Liquidation. Anytime prior to the Closing Date you may transfer amounts that you have allocated to the subaccount that invests in the ING VP Financial Services Portfolio to any of the other available investment options. There will be no charge for any such transfer, and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers.

You may give us alternative allocation instructions at any time by contacting our Administrative Service Center at:

ING Service Center P.O. Box 5050 Minot, North Dakota 58702-5050
1-877-884-5050

See also the Transfers Among Investment Options section on page 13 of your Contract Prospectus for further information about making allocation changes. More information about the funds available through your contract, including information about the risks associated with investing in these funds, can be found in the current prospectus and SAI for that fund. You may obtain these documents by contacting us at our Administrative Service Center noted
above.

Automatic Reallocation Upon Liquidation. After the Closing Date and our receipt of the proceeds from the liquidation of the ING VP Financial Services Portfolio, amounts that were allocated to the subaccount that invested in this portfolio will be automatically reallocated to the subaccount that invests in the ING VP Money Market
Portfolio. There will be no charge for this automatic reallocation, and this automatic reallocation will not count as a transfer when imposing any applicable restriction or limit on transfers. Furthermore, you will not incur any tax liability because of this automatic reallocation, and your contract value immediately before the reallocation will equal your contract value immediately after the reallocation.

Future Allocations. After the Closing Date, the subaccount that invested in the ING VP Financial Services
Portfolio will no longer be available through your Contract Prospectus. Any future allocations directed to a subaccount that invested in this portfolio will be automatically allocated to the subaccount that invests in the ING
VP Money Market Portfolio.

Information about the ING VP Money Market Portfolio. Summary information about the ING VP Money
Market Portfolio can be found in Appendix IV–Fund Descriptions in your Contract Prospectus, and in the fund fact sheet for that fund. More detailed information can be found in the current prospectus and SAI for that fund. You may obtain these documents by contacting our Administrative Service Center noted above.

There will be no further disclosure regarding the ING VP Financial Services Portfolio in future Contract
Prospectuses.

X.120636-08	April 2008

ReliaStar Life Insurance Company
Separate Account N
ING Encore/Encore Flex
CONTRACT PROSPECTUS – April 28, 2008

The Contracts. The contracts described in this prospectus are individual fixed and variable deferred annuity contracts issued by ReliaStar Life Insurance Company (the Company, we, us, our). We issue two series of contracts, the flexible premium series, designed mainly for modal purchase payments, and the transfer premium series, designed mainly for large transfers and/or purchase payments. They are issued to you, the contract owner, on a nonqualified basis (“nonqualified contracts”), or in connection with retirement arrangements qualifying for special treatment under section 403(b) (“403(b) contracts”) or section 408 (“IRA contracts”) of the Internal Revenue Code of 1986, as amended (Tax Code).

  Why Reading this Prospectus Is Important. This prospectus contains facts about the contracts and their investment options that you should know before purchasing. This information will help you decide if a contract is right for you.
  Please read this prospectus carefully and keep it for future reference.

Table of Contents ... page 3

Investment Options. The contracts offer variable investment options and up to two fixed interest options. Fixed
Account D is only available with flexible premium series contracts. When we establish your contract you instruct us to direct purchase payments to any of the available options. Some investment options may be unavailable through certain contracts or plans, or in some states.

Variable Investment Options. These options are called subaccounts. The subaccounts are within Separate Account
N, a separate account of the Company (the “separate account”). Each subaccount invests in one of the mutual funds listed on the next page. Earnings on amounts invested in a subaccount will vary depending upon the performance of its underlying fund. You do not invest directly in or hold shares of the funds.

Risks Associated with Investing in the Funds. The funds in which the subaccounts invest have various risks.
Information about the risks of investing in the funds is located in the “Investment Options” section on page 11 and in each fund prospectus. Read this prospectus in conjunction with the fund prospectuses, and retain the prospectuses for future reference.

Fixed Interest Options.
▷	Fixed Account D (available only for flexible premium series contracts)
▷	DCA Fixed Account (for dollar cost averaging only)

Except as specifically mentioned, this prospectus describes only the investment options offered through Separate
Account N. However, we describe the fixed interest options in Appendix I to this prospectus.

Compensation. We pay compensation to broker-dealers whose registered representatives sell the contracts. See
“Contract Distribution” for further information about the amount of compensation we pay.

Availability of Features. Not all features or riders are available in all states. The contracts are not available for sale in New York. Some funds or fixed accounts may be unavailable through certain contracts and plans or in some states.

Getting Additional Information. You may obtain the April 28, 2008, Statement of Additional Information (SAI)
about the separate account without charge by calling us at 1-877-884-5050 or writing us at the address listed in the
“Contract Overview–Questions: Contacting the Company” section of the prospectus. The Securities and Exchange
Commission (SEC) also makes available to the public reports and information about the separate account and the funds. Certain reports and information, including this prospectus and SAI, are available on the EDGAR database on the SEC website, http://www.sec.gov, or at the SEC Public Reference Branch in Washington, D.C. You may call
1-202-551-8090 or 1-800-SEC-0330 to get information about the operations of the Public Reference Branch. You may obtain copies of reports and other information about the separate account and the funds, after paying a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC Public Reference
Branch, 100 F Street, NE, Room 1580, Washington, D.C. 20549. When looking for information regarding the contracts offered through this prospectus, you may find it useful to use the number assigned to the registration statement under the Securities Act of 1933. This number is 333-120636. The SAI table of contents is listed on page
59 of this prospectus. The SAI is incorporated into this prospectus by reference.

PRO.120636-08

CONTRACT PROSPECTUS - April 28, 2008 (continued)

The Funds
  American Funds - Growth Fund
      (Class 2)
  American Funds - Growth-Income Fund
      (Class 2)
  American Funds - International Fund
      (Class 2)
  Franklin Small Cap Value Securities
      Fund (Class 2)
  ING American Century Large Company
      Value Portfolio (S Class)
  ING American Century Small-Mid Cap
      Value Portfolio (S Class)
  ING Baron Small Cap Growth Portfolio
      (S Class)
  ING BlackRock Global Science and
      Technology Portfolio (Class I)(1)
  ING BlackRock Large Cap Growth
      Portfolio (Class S)
  ING Davis New York Venture Portfolio
      (S Class)(1)
  ING Fidelity® VIP Contrafund®
      Portfolio (S Class)(2)
  ING Fidelity® VIP Equity-Income
      Portfolio (S Class)(2)
  ING Fidelity® VIP Growth Portfolio
      (S Class)(2)
  ING Fidelity® VIP Mid Cap Portfolio
      (S Class)(2)
  ING FMRSM Diversified Mid Cap
      Portfolio (Class I)(*)
  ING Global Resources Portfolio
      (Class S)
  ING JPMorgan Mid Cap Value Portfolio
      (S Class)
  ING Julius Baer Foreign Portfolio
      (Service 2 Class)
  ING Legg Mason Partners Aggressive
      Growth Portfolio (S Class)
  ING Legg Mason Value Portfolio
(Service 2 Class)	ING Lord Abbett Affiliated Portfolio
      (Class I)
  ING Marsico Growth Portfolio (Class S)
  ING MFS Total Return Portfolio
      (Service 2 Class)
  ING OpCap Balanced Value Portfolio
      (S Class)
  ING Oppenheimer Global Portfolio
      (S Class)
  ING Oppenheimer Strategic Income
      Portfolio (S Class)
  ING Opportunistic Large Cap Growth
      Portfolio (Class I)(1)
  ING Opportunistic Large Cap Value
      Portfolio (Class I)(1)
  ING PIMCO Total Return Portfolio
      (S Class)
  ING Pioneer Equity Income Portfolio
      (I Class)
  ING Pioneer High Yield Portfolio
      (I Class)
  ING Solution Income Portfolio
      (S Class)(3)
  ING Solution 2015 Portfolio (S Class)(3)
  ING Solution 2025 Portfolio (S Class)(3)
  ING Solution 2035 Portfolio (S Class)(3)
  ING Solution 2045 Portfolio (S Class)(3)
  ING Stock Index Portfolio (Class I)
  ING T. Rowe Price Diversified Mid Cap
      Growth Portfolio (S Class)
  ING T. Rowe Price Equity Income
      Portfolio (Service 2 Class)
  ING T. Rowe Price Growth Equity
      Portfolio (S Class)
  ING Templeton Foreign Equity Portfolio
      (S Class)
  ING Thornburg Value Portfolio (S Class)
  ING UBS U.S. Large Cap Equity
      Portfolio (S Class)
  ING Van Kampen Comstock Portfolio
(S Class)	ING Van Kampen Equity and Income
      Portfolio (S Class)
  ING Van Kampen Growth and Income
      Portfolio (Service 2 Class)
  ING VP Financial Services Portfolio
      (Class I)(4)
  ING VP Growth and Income Portfolio
      (Class I)
  ING VP Index Plus International Equity
      Portfolio (Class I)
  ING VP Index Plus MidCap Portfolio
      (Class I)
  ING VP Intermediate Bond Portfolio
      (Class I)
  ING VP International Value Portfolio
      (Class I)
  ING VP MidCap Opportunities Portfolio
      (Class I)
  ING VP Money Market Portfolio
      (Class I)(5)
  ING VP Real Estate Portfolio (Class I)
  ING VP Small Company Portfolio
      (Class I)
  ING VP SmallCap Opportunities
      Portfolio (Class I)
  ING VP Strategic Allocation
      Conservative Portfolio (Class I)(3)
  ING VP Strategic Allocation Growth
      Portfolio (Class I)(3)
  ING VP Strategic Allocation Moderate
      Portfolio (Class I)(3)
  Lord Abbett Series Fund - Mid-Cap
      Value Portfolio (Class VC)
  Oppenheimer Main Street Small Cap
      Fund®/VA
  PIMCO VIT Real Return Portfolio
      (Administrative Class)
  Wanger Select
Wanger U.S. Smaller Companies(6)

[1]	This fund has changed its name to the name listed above. See Appendix IV–Fund Descriptions of the prospectus for a complete list of former and current fund names.
[2]	These funds are structured as “Master-Feeder” funds that invest directly in shares of an underlying fund. See “Fees–Fund Fees and Expenses” for additional information.
[3]	These funds are structured as fund of funds that invest directly in shares of underlying funds. See “Fees–Fund Fees and Expenses” for additional information.
[4]	This fund is scheduled to be liquidated into ING VP Money Market Portfolio (Class I) on or about September 5, 2008.
[5]	Available for investment in transfer premium series contracts only. For flexible premium series contracts, currently only available in situations where the contract provides for a refund of purchase payments upon the exercise of the right to cancel provision. See “Right to Cancel.”
[6]	Effective June 1, 2008, this fund is scheduled to change its name to Wanger USA.

Additional Disclosure Information. Neither the SEC nor any state securities commission has approved or disapproved the securities offered through this prospectus or passed on the accuracy or adequacy of this prospectus.
Any representation to the contrary is a criminal offense. We do not intend for this prospectus to be an offer to sell or a solicitation of an offer to buy these securities in any state that does not permit their sale. We have not authorized anyone to provide you with information that is different from that contained in this prospectus.

The contracts are not deposits with, obligations of or guaranteed or endorsed by any bank, nor are they insured by the FDIC. The contracts are subject to investment risk, including the possible loss of the principal amount of your investment.

PRO.120636-08                                                                                   2

TABLE OF CONTENTS

Contract Overview: 4
Contract Design
Who’s Who
The Contract and Your Retirement Plan
Contract Facts
Questions: Contacting the Company (sidebar)
Sending Forms and Written Requests in Good Order (sidebar)
Contract Phases: The Accumulation Phase, The Income Phase

Fee Table 6
Condensed Financial Information 9
Separate Account N 9
The Company 10
Investment Options 11
Transfers Among Investment Options 13
Purchase and Rights 18
Right to Cancel 19
Optional Living Benefit Riders 20
Fees 27
Your Contract Value 34
Withdrawals 36
Loans 37
Systematic Withdrawals 37
Death Benefit 38
The Income Phase 41
Contract Distribution 44
Taxation 46
Other Topics 55

Performance Reporting - Voting Rights - Contract Modifications - Legal Matters and Proceedings - Payment
Delay or Suspension - Transfers, Assignments or Exchanges of a Contract - Involuntary Terminations -
Reports to Contract Owners

Contents of the Statement of Additional Information 59
Appendix I–The Fixed Accounts 60
Appendix II–Eligible Funds 63
Appendix III–MGWB Rider Examples 64
Appendix IV–Fund Descriptions 67
Appendix V–Condensed Financial Information CFI-1

PRO.120636-08                                                                                   3

Contract Overview
Questions: Contacting the
Company.  To answer your
questions, contact your sales
representative, or write or call
us at our Administrative Service
Center:

ING Service Center
P.O. Box 5050
Minot, North Dakota 58702-
5050
1-877-884-5050

Sending Forms and Written
Requests in Good Order.
If you are writing to change
your beneficiary, request a
withdrawal or for any other
purpose, contact us or your
sales representative to learn
what information is required for
the request to be in “good
order.” Generally, a request is
considered to be in “good
order” when it is signed, dated
and made with such clarity and
completeness that we are not
required to exercise any
discretion in carrying it out. By
contacting us, we can provide
you with the appropriate
administrative form for your
requested transaction.

We can only act upon requests
that are received in good order.	The following is intended as a summary. Please read each section of this prospectus for additional detail.
Contract Design
The contracts described in this prospectus are individual deferred fixed and variable annuity contracts. They are intended to be retirement savings vehicles that offer a variety of investment options to help meet long-term financial goals and provide for a death benefit and guaranteed income options. The term
“contract” in this prospectus refers to individual fixed and variable annuity contracts.

Who’s Who
You: The individual who purchases the contract.

Contract Holder: The person to whom we issue the contract. Generally, you.
The contract holder has all rights under the contract. However, pursuant to
Treasury Department regulations that are generally effective on January 1,
2009, the future exercise of certain of these rights may require the consent and approval of your employer/plan sponsor.
We reserve the right to modify the contracts to comply with these regulations where allowed, or where required by law. See “Taxation–Section 403(b) Tax-
Deferred Annuities.”

We may also refer to the contract holder as the contract owner.

We (the Company): ReliaStar Life Insurance Company. We issue the contract.

For greater detail, please review “Purchase and Rights.”

The Contract and Your Retirement Plan
The contracts may be issued on a nonqualified basis, or for use with retirement arrangements under Tax Code sections 403(b), 408, or 408A of the Tax Code.

Use of an Annuity Contract in a Retirement Plan. Under the federal tax laws, earnings on amounts held in annuity contracts are generally not taxed until they are withdrawn. However, in the case of a qualified retirement arrangement (such as a 403(b) contract, an IRA or a Roth IRA), an annuity contract is not necessary to obtain this favorable tax treatment and does not provide any tax benefits beyond the deferral already available to the tax qualified account itself. However, annuities do provide other features and benefits (such as the guaranteed death benefits, guaranteed living benefits, and the available lifetime income phase options at established rates) that may be valuable to you. You should discuss your alternatives with your financial representative taking into account the additional fees and expenses you may incur in an annuity. See “Purchase and Rights.”

Contract Facts
Free Look/Right to Cancel. You may cancel your contract within ten days
(some states require more than ten days) of receipt. See “Right To Cancel.”

Death Benefit. Your beneficiary may receive a financial benefit in the event of your death prior to the income phase, including, if you elect, the optional Return of Purchase Payment Death Benefit or the Annual Stepped Up Death Benefit.
Any death benefit during the income phase will depend upon the income phase payment option selected. See “Death Benefit” and “The Income Phase.”

PRO.120636-08                                                                                   4

Optional Living Benefit Riders. The contracts may offer an optional minimum guaranteed accumulation benefit
(“MGAB”) rider and minimum guaranteed withdrawal benefit (“MGWB”) rider for an additional charge. These riders are only available with the transfer premium series contracts. See “Optional Living Benefit Riders.”

Withdrawals. During the accumulation phase you may withdraw all or part of your contract value. Certain fees and taxes may apply, and there are restrictions on the amounts available for withdrawal from the fixed account options.
In addition, the Tax Code restricts full and partial withdrawals in some circumstances. See “Withdrawals” and
“Appendix I–The Fixed Accounts.”

Systematic Withdrawals. These are made available for you to receive periodic withdrawals from your contract, while retaining the contract in the accumulation phase. See “Systematic Withdrawals.”

Loans. If allowed by the contract, loans may be available during the accumulation phase. These loans are subject to certain restrictions. See “Loans.”

Fees and Expenses. Certain fees and expenses are deducted from the value of your contract. See “Fee Table” and
“Fees.”

Taxation. Taxes will generally be due when you receive a distribution. Tax penalties may apply in some circumstances. See “Taxation.”

Issue Date. Certain features of the contract may rely upon the issue date of your contract. The issue date is the date that we issue the contract.

Contract Anniversary. Certain features of the contract may rely upon your contract anniversary. The contract anniversary is the same day and month as the issue date of the contract, each year that the contract remains in effect.

Contract Year. Certain features of the contract may rely upon calculation of the contract year. The contract year is each 12-month period starting with the issue date of the contract and each contract anniversary thereafter.

Contract Phases

I. The Accumulation Phase (accumulating dollars under your contract)
Payments to Your Contract
STEP 1: You provide us with your completed application and initial purchase payment. We issue a contract to you and credit the contract with your initial purchase payment.
Step 1 ||
ReliaStar Life Insurance Company
STEP 2: You direct us to invest your purchase payment in one or more of the following investment options: (a) Fixed Interest Options; or	(a) ||	Step 2		(b) ||
	Fixed Interest Options	Separate Account N Variable Investment Options
(b) Variable Investment Options. (The variable investment options are the subaccounts of Separate Account N.
Each one invests in a specific mutual fund.)
The Subaccounts
STEP 3: Each subaccount you select purchases shares of its assigned fund.		A	B	Etc.
		||	Step 3 ||
		Mutual Fund A	Mutual Fund B

 II. The Income Phase (receiving income phase payments from your contract)

 When you want to begin receiving payments from your contract you may select from the options available. (See
 “The Income Phase.”) In general, you may:

 ▷ Receive income phase payments over a life time or for a specified period;
 ▷ Select an option that provides a death benefit to beneficiaries; and
 ▷ Select income phase payments that are fixed or vary depending upon the performance of the variable investment options you select.

PRO.120636-08                                                                                   5

Fee Table
  In this Section:
  ▷  Maximum Contract Owner
       Transaction Expenses
  ▷  Annual Contract Charge
  ▷  Separate Account Annual
       Expenses
  ▷  Optional Living Benefit
       Rider Charges
  ▷  Hypothetical Examples
  ▷  Fees Deducted by the
        Funds

  Also see the “Fees” section
  for:
  ▷  Early Withdrawal Charge
  ▷  How, When and Why Fees
       are Deducted
  ▷  Reduction, Waiver and/or
       Elimination of Certain Fees
  ▷  Redemption Fees
  ▷  Premium and Other Taxes
  ▷  Optional Death Benefit
       Rider Charges
  ▷  Optional Living Benefits
Rider Charges	The following tables describe the fees and expenses that you will pay when buying, owning, and withdrawing from your contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, withdraw from the contract, take a loan from the contract or transfer cash value between investment options. State premium taxes may also be deducted.* See “The Income Phase” for fees that may apply after you begin receiving payments under the contract.

Maximum Contract Owner Transaction Expenses
   Early Withdrawal Charge (as a percentage of purchase payments)[1]..........7.0%
   Partial Withdrawal Processing Fee[2] ……………......................................…$25.00
   Transfer Charge[3] ……………......................................…........................$25.00
   Loan Processing Fee[4] …………….....................................…..................$25.00
    Loan Interest Rate Spread (per annum)[5] ……………....................................3.0%

[1] The early withdrawal charge for contracts applies to each purchase payment and reduces over time. In certain cases this charge may not apply to a portion or all of your withdrawal.
   These fees may be waived, reduced or eliminated in certain circumstances. See “Early
   Withdrawal Charge” in the “Fees” section.
[2] The Company reserves the right to charge a partial withdrawal processing fee not to exceed the lesser of 2.0% of the amount withdrawn or $25, including partial withdrawals made as a part of a systematic withdrawal program. We are not currently applying this fee.
See “Early Withdrawal Charge” in the “Fees” section. See also “Systematic Withdrawals.”
[3] The Company does not currently impose a charge for transfers between the subaccounts or to or from the fixed interest options. However, we reserve the right to assess a $25 charge on any transfer or to limit the number of transfers, including transfers made under the dollar cost averaging program or the account rebalancing program.
4 This is the maximum fee we would charge. We are not currently charging this fee. See
   “Loans.”
5 This is the maximum difference between the rate applied and the rate credited on loans under the contract. Currently the loan interest rate spread is 2.5% per annum; however we reserve the right to apply a spread of up to 3.0% per annum. These rates are subject to change. See “Loans.”

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual Contract Charge[6] …………………..........................$35.00
6 This is the annual contract charge for the flexible premium series. The contract charge for transfer series contracts is $30. We reserve the right to waive the annual contract charge in certain circumstances. See “Fees–Annual Contract Charge.”

*State premium taxes (which currently range from 0.0% to 4.0% of premium payments) may apply, but are not reflected in the fee tables or examples. See “Premium and Other Taxes. ”

PRO.120636-08                                                                                   6

Separate Account Annual Expenses (as a percentage of average contract value)
	Standard Death Benefit	Return of Purchase Payment Death Benefit	Annual Stepped Up Death Benefit
Mortality & Expense Risk Charge[7]	1.40%	1.40%	1.40%
Administrative Expense Charge[8]	0.20%	0.20%	0.20%
Return of Purchase Payment Death Benefit Rider[9]	n/a	0.05%	n/a
Annual Stepped Up Death Benefit Rider[9]	n/a	n/a	0.25%
Total Separate Account Charges	1.60%	1.65%	1.85%

7	Mortality and expense risk charges are deducted daily.
8	The administrative expense charge will be deducted proportionately from amounts invested in the subaccounts on a quarterly basis, and at time of a full contract withdrawal.
9	The charge for the Return of Purchase Payment Death Benefit Rider or the Annual Stepped Up Death Benefit Rider will be deducted proportionally from amounts invested in the subaccounts on a quarterly basis, and at time of a full contract withdrawal for the fee accumulated since the last quarterly charge.

Optional Living Benefit Rider Charges (available with transfer series only)10

Minimum Guaranteed Accumulation Benefit Rider

Term	As a Maximum Annual Charge[11]	As a Maximum Quarterly Charge[11]
10 Year	1.0% of the Guaranteed Accumulation	0.25% of the Guaranteed Accumulation
	Benefit Amount[12]	Benefit Amount[12]

[10]	Optional Living Benefit Rider Charges are deducted proportionally from amounts invested in the subaccounts on a quarterly basis, and at time of a full contract withdrawal for the fee accumulated since the last quarterly charge.
[11]	These are the maximum charges we may charge for this rider. As of the date of this prospectus, the annual charge for the 10 year term is 0.35% of the Guaranteed Accumulation Benefit Amount (0.0875% on a quarterly basis). Because an election to Reset the
MGAB rider may have the effect of increasing the Guaranteed Accumulation Benefit Amount, and because the charge for the
MGAB rider is based upon the Guaranteed Accumulation Benefit Amount, an election to Reset the MGAB rider may result in higher charges (as expressed in dollars), even if we have not raised the percentage charge. See “Optional Living Benefit Riders–
Minimum Guaranteed Accumulation Benefit Rider” and “Fees–Optional Living Benefit Riders.”
[12]	If the MGAB rider is effective on the issue date of the contract, the Guaranteed Accumulation Benefit Amount is the total of the contract value at the start of the term, plus purchase payments received during the first contract year, reduced pro-rata for all partial withdrawals, loans and partial income phase payments taken during the term. If the rider is effective on a contract anniversary, the Guaranteed Accumulation Benefit Amount is equal to the contract value on that anniversary, plus purchase payments received in that contract year, reduced pro-rata for all partial withdrawals, loans, and partial income phase payments taken during the term. See “Optional Living Benefit Riders–Minimum Guaranteed Accumulation Benefit Rider.”

Minimum Guaranteed Withdrawal Benefit Rider

Term	As a Maximum Annual Charge[13]	As a Maximum Quarterly Charge[13]
10 Year	1.50% of the Guaranteed Withdrawal Base[14]	0.375% of the Guaranteed Withdrawal Base[14]

[13]	This is the maximum charge we may charge for this rider. As of the date of this prospectus, the annual charge is 0.55% of the Guaranteed Withdrawal Base (0.1375% on a quarterly basis).
[14]	The Guaranteed Withdrawal Base is an amount used to determine the Annual Withdrawal Amount. If the rider is effective on the contract issue date, the initial Guaranteed Withdrawal Base is equal to the initial purchase payment, and is increased by purchase payments received in the first contract year. If the rider is effective on a contract anniversary, the Guaranteed Withdrawal Base is equal to the contract value on that date, and increased by purchase payments received in that contract year. Because an election to
Reset the MGWB rider may have the effect of increasing the Guaranteed Withdrawal Base, and because the charge for the
MGWB rider is based upon the Guaranteed Withdrawal Base, an election to Reset the MGWB rider may result in higher charges
(as expressed in dollars), even if we have not raised the percentage charge. See “Optional Living Benefit Riders–Minimum
Guaranteed Withdrawal Benefit Rider” and “Fees–Optional Living Benefit Riders.”

PRO.120636-08                                                                                   7

The next item shows the minimum and maximum total operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The minimum and maximum expenses listed below are based on expenses for the funds’ most recent fiscal year ends without taking into account any fee waiver or expense reimbursement arrangements that may apply. More detail concerning each fund’s fees and expenses is contained in the prospectus for each fund.

Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees and other expenses)	Minimum 0.26%	Maximum 1.52%

Hypothetical Examples

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include certain contract owner transaction expenses, contract fees, including the maximum annual contract charge, separate account annual expenses, and fund fees and expenses. Both Examples assume election of the Annual Stepped Up Death Benefit.
Example 2 (Transfer Premium Series) assumes election of the optional MGWB rider at the maximum charge, and also assumes that withdrawals are taken at the end of the year and do not exceed the Annual
Withdrawal Amount. Example 2 also assumes that no Reset is taken in year 5 because the contract value does not exceed the Guaranteed Withdrawal Base.

Example 1 (Flexible Premium Series):
The following Examples assume that you invest $10,000 in the contract for the time periods indicated. The
Examples also assume that your investment has a 5.0% return each year and assume an annual contract charge of
$35 (converted to a percentage of assets equal to 0.319%), and the maximum fees and expenses of any of the funds.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(A) If you withdraw your entire contract value at the end of the applicable time period:				(B) If you do not withdraw your entire contract value or if you select an income phase payment option at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
$918	$1,129	$1,906	$3,940	$371	$1,129	$1,906	$3,940

The following Examples assume that you invest $10,000 in the contract for the time periods indicated. The
Examples also assume that your investment has a 5.0% return each year and assume an annual contract charge of
$35 (converted to a percentage of assets equal to 0.319%), and assume the minimum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(A) If you withdraw your entire contract value at the end of the applicable time period:				(B) If you do not withdraw your entire contract value or if you select an income phase payment option at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
$800	$757	$1,295	$2,765	$246	$757	$1,295	$2,765

Example 2 (Transfer Premium Series):
The following Examples assume that you invest $10,000 in the contract for the time periods indicated. The
Examples also assume that your investment has a 5.0% return each year and assume an annual contract charge of
$30 (converted to a percentage of assets equal to 0.033%), and the maximum fees and expenses of the Eligible
Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(A) If you withdraw your entire contract value at the end of the applicable time period:				(B) If you do not withdraw your entire contract value or if you select an income phase payment option at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
$1,022	$1,301	$2,065	$3,605	$454	$1,301	$2,065	$3,605

PRO.120636-08                                                                                   8

The following Examples assume that you invest $10,000 in the contract for the time periods indicated. The
Examples also assume that your investment has a 5.0% return each year and assume an annual contract charge of
$35 (converted to a percentage of assets equal to 0.033%), and assume the minimum fees and expenses of the
Eligible Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(A) If you withdraw your entire contract value at the end of the applicable time period:				(B) If you do not withdraw your entire contract value or if you select an income phase payment option at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
$1,000	$1,245	$1,980	$3,478	$434	$1,245	$1,980	$3,478

Fees Deducted by the Funds

Fund Fee Information. The fund prospectuses show the investment advisory fees, 12b-1 fees and other expenses including service fees (if applicable) charged annually by each fund. See the “Fees” section of this prospectus, and the fund prospectuses, for further information. Fund fees are one factor that impact the value of a fund share. To learn about additional factors, refer to the fund prospectuses.

The Company may receive compensation from each of the funds or the funds’ affiliates based on an annual percentage of the average net assets held in that fund by the Company. The percentage paid may vary from one fund company to another. For certain funds, some of this compensation may be paid out of 12b-1 fees or service fees that are deducted from fund assets. Any such fees deducted from fund assets are disclosed in the fund prospectuses. The
Company may also receive additional compensation from certain funds for administrative, recordkeeping or other services provided by the Company to the funds or the funds’ affiliates. These additional payments may also be used by the Company to finance distribution. These additional payments are made by the funds or the funds’ affiliates to the Company and do not increase, directly or indirectly, the fund fees and expenses. See “Fees–Fund Fees and
Expenses” for additional information.

In the case of fund companies affiliated with the Company, where an affiliated investment adviser employs subadvisers to manage the funds, no direct payments are made to the Company or the affiliated investment adviser by the subadvisers. Subadvisers may provide reimbursement for employees of the Company or its affiliates to attend business meetings or training conferences. Investment management fees are apportioned between the affiliated investment adviser and subadviser. This apportionment varies by subadviser, resulting in varying amounts of revenue retained by the affiliated investment adviser. This apportionment of the investment advisory fee does not increase, directly or indirectly, fund fees and expenses. See “Fees–Fund Fees and Expenses” for additional information.

How Fees are Deducted. Fees are deducted from the value of the fund shares on a daily basis, which in turn affects the value of each subaccount that purchases fund shares.

  Condensed Financial Information

Understanding Condensed Financial Information. In Appendix V of this prospectus we provide condensed financial information about Separate Account N subaccounts you may invest in through the contract. The numbers show the year-end unit values of each subaccount from the time purchase payments were first received in the subaccounts under the contracts.

Financial Statements. The statements of assets and liabilities, the statements of operations, the statements of changes in net assets and the related notes to financial statements for Separate Account N and financial statements and the related notes to financial statements for ReliaStar Life Insurance Company are located in the Statement of
Additional Information.

  Separate Account N

We established Separate Account N (the separate account) on October 1, 2002 under the insurance laws of the State of Minnesota. The separate account is registered as a unit investment trust under the Investment Company Act of
1940, as amended (the 1940 Act). It also meets the definition of “separate account” under the federal securities laws.

PRO.120636-08                                                                                   9

The separate account is divided into subaccounts. The subaccounts invest directly in shares of a pre-assigned fund.

Although we hold title to the assets of the separate account, such assets are not chargeable with the liabilities of any other business that we conduct. Income, gains or losses of the separate account are credited to or charged against the assets of the separate account without regard to other income, gains or losses of ReliaStar Life Insurance Company.
All obligations arising under the contract are obligations of ReliaStar Life Insurance Company.

We may, if it is in the best interest of our contract holders:

▷	Manage the separate account as a management investment company under the 1940 Act;
▷	Deregister the separate account under the 1940 Act, if registration is no longer required;
▷	Combine the separate accounts of ReliaStar Life Insurance Company; or
▷	Reallocate assets of the separate account to another separate account.

 The Company

ReliaStar Life Insurance Company (the Company, we, us, our) issues the contracts described in this prospectus and is responsible for providing each contract’s insurance and annuity benefits. We are a direct, wholly owned subsidiary of Lion Connecticut Holdings Inc.

We are a stock life insurance company organized in 1885 and incorporated under the insurance laws of the State of
Minnesota. We are an indirect wholly owned subsidiary of ING Groep N.V. (“ING”), a global financial institution active in the fields of insurance, banking and asset management.

We offer individual life insurance and annuities, employee benefits and retirement contracts. We are authorized to do business in the District of Columbia and in all states, except New York.

Our Home Office:	Our Administrative Service Center:
20 Washington Avenue South Minneapolis, Minnesota 55401	ING Service Center P.O. Box 5050 Minot, North Dakota 58702-5050

We are a charter member of the Insurance Marketplace Standards Association (IMSA). Companies that belong to
IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

Regulatory Developments - the Company and the Industry. As with many financial services companies, the
Company and its affiliates have received informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the financial services industry. In each case, the Company and its affiliates have been and are providing full cooperation.

Insurance and Retirement Plan Products and Other Regulatory Matters. Federal and state regulators and self-
regulatory agencies are conducting broad inquiries and investigations involving the insurance and retirement industries. These initiatives currently focus on, among other things, compensation, revenue sharing, and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; sales and marketing practices (including sales to seniors); specific product types (including group annuities and indexed annuities); and
disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. The
Company and certain of its U.S. affiliates have received formal and informal requests in connection with such investigations, and are cooperating fully with each request for information. Some of these matters could result in regulatory action involving the Company. These initiatives also may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which the Company is engaged. In light of these and other developments, U.S. affiliates of ING, including the Company, periodically review whether modifications to their business practices are appropriate.

PRO.120636-08                                                                                   10

Investment Product Regulatory Issues. Since 2002, there has been increased governmental and regulatory activity relating to mutual funds and variable insurance products. This activity has primarily focused on inappropriate trading of fund shares; directed brokerage; compensation; sales practices, suitability, and supervision; arrangements with service providers; pricing; compliance and controls; adequacy of disclosure; and document retention.

In addition to responding to governmental and regulatory requests on fund trading issues, ING management, on its own initiative, conducted, through special counsel and a national accounting firm, an extensive internal review of mutual fund trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel.

The internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within the variable insurance and mutual fund products of ING, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing. Each of the arrangements has been terminated and disclosed to regulators, to the independent trustees of ING Funds (U.S.) and in reports previously filed by affiliates of the Company with the Securities and Exchange Commission (“SEC”)
pursuant to the Securities Exchange Act of 1934, as amended.

Action may be taken by regulators with respect to the Company or certain ING affiliates before investigations relating to fund trading are completed. The potential outcome of such action is difficult to predict but could subject the Company or certain affiliates to adverse consequences, including, but not limited to, settlement payments, penalties, and other financial liability. It is not currently anticipated, however, that the actual outcome of any such action will have a material adverse effect on ING or ING’s U.S. based operations, including the Company.

ING has agreed to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC.
Management reported to the ING Funds Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or ING’s U.S. based operations, including the Company.

Product Regulation. Our products are subject to a complex and extensive array of state and federal tax, securities and insurance laws, and regulations, which are administered and enforced by a number of governmental and self-
regulatory authorities. Specifically, U.S. federal income tax law imposes requirements relating to nonqualified annuity product design, administration, and investments that are conditions for beneficial tax treatment of such products under the Tax Code. (See “Taxation” for further discussion of some of these requirements.) Failure to administer certain nonqualified contract features (for example, contractual income phase dates in nonqualified annuities) could affect such beneficial tax treatment. In addition, state and federal securities and insurance laws impose requirements relating to insurance and annuity product design, offering and distribution, and administration.
Failure to meet any of these complex tax, securities, or insurance requirements could subject the Company to administrative penalties, unanticipated remediation, or other claims and costs.

 Investment Options

The contracts offer variable investment options and up to two fixed interest options. Fixed Account D is available in flexible premium series contracts only.

Variable Investment Options. These options are called subaccounts. The subaccounts are within Separate Account
N, a separate account of the Company. Each subaccount invests in a specific mutual fund. You do not invest directly in or hold shares of the funds.

▷	Mutual Fund (fund) Descriptions: We provide brief descriptions of the funds in Appendix IV. Refer to the fund prospectuses for additional information. Fund prospectuses may be obtained, free of charge, from our
Administrative Service Center at the address and phone number listed in “Contract Overview–Questions:
Contacting the Company,” by accessing the SEC’s website or by contacting the SEC Public Reference Branch.

PRO.120636-08                                                                                   11

Eligible Funds. If you have selected the MGAB rider or the MGWB rider, you must remain invested at all times in one or more of the Eligible Funds in order to receive the benefits of these riders (other than during the free look period, when we may require you to invest in the money market option). As of the date of this prospectus, the following funds have been designated as Eligible Funds: ING Solution Income Portfolio, ING Solution 2015
Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio, and ING Solution 2045 Portfolio. Failure to
remain so invested will result in the termination of the applicable rider, and no charges deducted under the rider will be refunded. Accordingly, you should not purchase one of these riders if you do not believe that you will be comfortable remaining invested in one or more of the Eligible Funds during the entire time the rider is in effect.

Fixed Interest Options. For a description of the fixed interest options, see Appendix I.

Selecting Investment Options
•	Choose options appropriate for you. Your sales representative can help you evaluate which investment options may be appropriate for your financial goals.
•	Understand the risks associated with the options you choose. Some subaccounts invest in funds that are considered riskier than others. Funds with additional risks are expected to have values that rise and fall more rapidly and to a greater degree than other funds. For example, funds investing in foreign or international securities are subject to risks not associated with domestic investments, and their investment performance may vary accordingly. Also, funds using derivatives in their investment strategy may be subject to additional risks.
•	Be informed. Read this prospectus, the fund prospectuses and Appendix I.

Limits on Availability of Options. We may add, withdraw or substitute funds, subject to the conditions in your contract and compliance with regulatory requirements. See “Other Topics–Contract Modifications–Addition,
Deletion or Substitution of Fund Shares.” We may also discontinue the availability of fixed interest options for new purchase payments and/or for transfers. Some subaccounts or fixed interest options may not be available in all contracts or in some states.

Limits on How Many Investment Options You May Select. Generally you may select no more than 18 investment options at any one time during the accumulation phase of your contract. Each subaccount and each fixed account selected counts towards this 18 investment option limit.

Reinvestment. The funds described in this prospectus have, as a policy, the distribution of income, dividends and capital gains. There is, however, an automatic reinvestment of such distributions under the contracts described in this prospectus.

Insurance-Dedicated Funds. (Mixed and Shared Funding) The funds described in this prospectus are available only to insurance companies for their variable contracts. Such funds are often referred to as “insurance-dedicated funds,” and are used for “mixed” and “shared” funding.

“Mixed funding” occurs when shares of a fund, which the subaccounts buy for variable annuity contracts, are bought for variable life insurance contracts issued by us or other insurance companies.

“Shared funding” occurs when shares of a fund, which the subaccounts buy for variable annuity contracts, are also bought by other insurance companies for their variable annuity contracts.

▷	Mixed-bought for annuities and life insurance.
▷	Shared-bought by more than one company.

Possible Conflicts of Interest. It is possible that a conflict of interest may arise due to mixed and shared funding, a change in law affecting the operations of variable annuity separate accounts, differences in the voting instructions of the contract holder and others maintaining a voting interest in the funds, or some other reason. Such a conflict could adversely impact the value of a fund. For example, if a conflict of interest occurred and one of the subaccounts withdrew its investment in a fund, the fund may be forced to sell its securities at disadvantageous prices, causing its share value to decrease. Each fund’s board of directors or trustees will monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken to address such conflicts. In the event of a conflict, the Company will take any steps necessary to protect contract holders and annuitants maintaining a voting interest in the funds, including the withdrawal of Separate Account N from participation in the funds that are involved in the conflict.

PRO.120636-08                                                                                   12

 Transfers Among Investment Options

Transfers among the investment options are subject to the following conditions:

▷	During the accumulation phase you may transfer amounts among the available subaccounts, and from the subaccounts to Fixed Account D (for flexible premium series contracts).
▷	The amount available for transfer from Fixed Account D to the subaccounts is limited (see Appendix I). Fixed Account D is available only through flexible premium series contracts.
▷	Amounts may be transferred from the DCA Fixed Account to one or more subaccounts only, and such transfers require participation in the dollar cost averaging program.
▷	The DCA Fixed Account is only available for purchase payments.
▷	Transfers to the DCA Fixed Account are not allowed.
▷	The DCA Fixed Account may be available under both types of contracts, but is not available if you have selected one of the optional living benefit riders.

We do not currently charge a transfer fee. However, we reserve the right to charge a fee of $25 for each transfer and to limit the number of transfers, as well as establish minimum and maximum amounts for transfers. We also reserve the right to transfer the entire amount remaining in a subaccount in the event that a transfer request would bring this remaining amount below a specified amount.

Optional Living Benefit Riders (transfer premium series only). If you have elected the MGAB rider or MGWB rider, you are limited to investment in the Eligible Funds (other than during the free look period, when we may require you to invest in the money market option). While we will not restrict your ability to invest or transfer to other funds, if you do so, the applicable rider will be terminated. Accordingly, you should not purchase one of these riders if you do not believe that you will be comfortable remaining invested in one or more of the Eligible Funds during the entire time the rider is in effect. See “Optional Living Benefit Riders;” see also “Appendix II–Eligible
Funds.”

Transfer Requests. Requests may be made in writing, by telephone (where allowed), and where available, electronically. Transfers must be made in accordance with the terms of the contract.

Limits on Frequent or Disruptive Transfers

The contract is not designed to serve as a vehicle for frequent transfers. Frequent transfer activity can disrupt management of a fund and raise its expenses through:

•	Increased trading and transaction costs;
•	Forced and unplanned portfolio turnover;
•	Lost opportunity costs; and
•	Large asset swings that decrease the fund’s ability to provide maximum investment return to all contract owners.

This in turn can have an adverse effect on fund performance. Accordingly, individuals or organizations that use market-timing investment strategies or make frequent transfers should not purchase the contract.

Excessive Trading Policy. We and the other members of the ING family of companies that provide multi-fund variable insurance and retirement products have adopted a common Excessive Trading Policy to respond to the demands of the various fund families that make their funds available through our products to restrict excessive fund trading activity and to ensure compliance with Section 22c-2 of the 1940 Act.

We actively monitor fund transfer and reallocation activity within our variable insurance products to identify violations of our Excessive Trading Policy. Our Excessive Trading Policy is violated if fund transfer and reallocation activity:

•	Meets or exceeds our current definition of Excessive Trading, as defined below; or
•	Is determined, in our sole discretion, to be disruptive or not in the best interests of other owners of our variable insurance and retirement products.

PRO.120636-08                                                                                   13

We currently define “Excessive Trading” as:
•	More than one purchase and sale of the same fund (including money market funds) within a 60 calendar day period (hereinafter, a purchase and sale of the same fund is referred to as a “round-trip”). This means two or more round-trips involving the same fund within a 60 calendar day period would meet our definition of Excessive
Trading; or
•	Six round-trips involving the same fund within a rolling twelve month period.

The following transactions are excluded when determining whether trading activity is excessive:
•	Purchases or sales of shares related to non-fund transfers (for example, new purchase payments, withdrawals and loans);
•	Transfers associated with scheduled dollar cost averaging, scheduled rebalancing, or scheduled asset allocation programs;
•	Purchases and sales of fund shares in the amount of $5,000 or less;
•	Purchases and sales of funds that affirmatively permit short-term trading in their fund shares, and movement between such funds and a money market fund; and
•	Transactions initiated by us, another member of the ING family of companies, or a fund.

If we determine that an individual or entity has made a purchase of a fund within 60 days of a prior round-trip involving the same fund, we will send them a letter (once per year) warning that another sale of that same fund within 60 days of the beginning of the prior round-trip will be deemed to be Excessive Trading and result in a six month suspension of their ability to initiate fund transfers or reallocations through the Internet, facsimile, Voice
Response Unit (VRU), telephone calls to the ING Customer Service Center, or other electronic trading medium that we may make available from time to time (“Electronic Trading Privileges”).

Likewise, if we determine that an individual or entity has made five round-trips involving the same fund within a rolling twelve month period, we will send them a letter warning that another purchase and sale of that same fund within twelve months of the initial purchase in the first round-trip will be deemed to be Excessive Trading and result in a suspension of their Electronic Trading Privileges. According to the needs of the various business units, a copy of any warning letters may also be sent, as applicable, to the person(s) or entity authorized to initiate fund transfers or reallocations, the agent/registered representative, or the investment adviser for that individual or entity.
A copy of the warning letters and details of the individual’s or entity’s trading activity may also be sent to the fund whose shares were involved in the trading activity.

If we determine that an individual or entity has violated our Excessive Trading Policy, we will send them a letter stating that their Electronic Trading Privileges have been suspended for a period of six months. Consequently, all fund transfers or reallocations, not just those that involve the fund whose shares were involved in the activity that violated our Excessive Trading Policy, will then have to be initiated by providing written instructions to us via regular U.S. mail. Suspension of Electronic Trading Privileges may also extend to products other than the product through which the Excessive Trading activity occurred. During the six month suspension period, electronic
“inquiry only” privileges will be permitted where and when possible. A copy of the letter restricting future transfer and reallocation activity to regular U.S. mail and details of the individual’s or entity’s trading activity may also be sent, as applicable, to the person(s) or entity authorized to initiate fund transfers or reallocations, the agent/registered representative or investment adviser for that individual or entity, and the fund whose shares were involved in the activity that violated our Excessive Trading Policy.

Following the six month suspension period during which no additional violations of our Excessive Trading Policy are identified, Electronic Trading Privileges may again be restored. We will continue to monitor the fund transfer and reallocation activity, and any future violations of our Excessive Trading Policy will result in an indefinite suspension of Electronic Trading Privileges. A violation of our Excessive Trading Policy during the six month suspension period will also result in an indefinite suspension of Electronic Trading Privileges.

We reserve the right to suspend Electronic Trading Privileges with respect to any individual or entity, with or without prior notice, if we determine, in our sole discretion, that the individual’s or entity’s trading activity is disruptive or not in the best interests of other owners of our variable insurance and retirement products, regardless of whether the individual’s or entity’s trading activity falls within the definition of Excessive Trading set forth above.

PRO.120636-08                                                                                   14

Our failure to send or an individual’s or entity’s failure to receive any warning letter or other notice contemplated under our Excessive Trading Policy will not prevent us from suspending that individual’s or entity’s Electronic
Trading Privileges or taking any other action provided for in our Excessive Trading Policy.

Except as noted below with respect to Paul M. Prusky, we do not allow exceptions to our Excessive Trading Policy.
We reserve the right to modify our Excessive Trading Policy, or the policy as it relates to a particular fund, at any time without prior notice, depending on, among other factors, the needs of the underlying fund(s), the best interests of contract owners, participants, and fund investors, and/or state or federal regulatory requirements. If we modify our policy, it will be applied uniformly to all contract owners and participants or, as applicable, to all contract owners and participants investing in the underlying fund.

Our Excessive Trading Policy may not be completely successful in preventing market-timing or excessive trading activity. If it is not completely successful, fund performance and management may be adversely affected, as noted
above.

Since late 2003, we have been engaged in litigation with Paul M. Prusky (“Prusky”), and others, regarding a 1998 agreement between Prusky and the Company. Under the agreement, Prusky, through a profit-sharing plan, engaged in frequent electronic trading between subaccounts available through certain Company variable life insurance policies (“market timing”). Beginning in late 2003, the Company refused to accept electronic trading instructions from Prusky because of violations of our excessive trading policy.

On January 5, 2007, the United States District Court for the Eastern District of Pennsylvania (the “Federal Court”)
ordered the Company to accept and effect Prusky’s subaccount transfer instructions electronically “without limitation as to the number of transfer instructions so long as those transfers are not explicitly barred by a specific condition imposed by the fund in which the subaccount is invested.” (Order Granting in Part Summary Judgment,
Paul M. Prusky, et.al v. ReliaStar Life Insurance Company, Civil Action No. 03-6196, Jan. 5, 2007, and Order
Denying Defendant’s Motion for Clarification, dated January 12, 2007 (“Order”)). In light of the Order, we must accept and effect Prusky’s electronic transfer instructions.

When issuing the Order, the Federal Court did state that we could enforce conditions on trading imposed by the funds in which Company subaccounts invest. (Memorandum Accompanying the Order, at pp. 9-10.) We will enforce all fund-imposed conditions on trading consistent with the Order and the judgment of the Federal Court in a related matter.

Prusky’s Company policies include subaccounts that invest in the following funds, which are available through this contract as of April 28, 2008. The prospectus for each fund describes restrictions imposed by the fund to prevent or minimize frequent trading.

 American Funds – Growth Fund
 American Funds – Growth-Income Fund
 American Funds – International Fund)
 ING Baron Small Cap Growth Portfolio
 ING BlackRock LargeCap Growth Portfolio
 ING FMRSM Diversified Mid Cap Portfolio
 ING Global Resources Portfolio
 ING JP Morgan Mid Cap Value Portfolio
 ING Julius Baer Foreign Portfolio
 ING Legg Mason Value Portfolio
 ING Marsico Growth Portfolio
 ING MFS Total Return Portfolio
 ING Oppenheimer Global Portfolio
ING Oppenheimer Strategic Income Portfolio	ING Pioneer High Yield Portfolio
 ING Stock Index Portfolio
 ING T. Rowe Price Diversified Mid Cap Growth Portfolio
 ING T. Rowe Price Equity Income Portfolio
 ING T. Rowe Price Growth Equity Portfolio
 ING UBS U.S. Large Cap Equity Portfolio
 ING Van Kampen Comstock Portfolio
 ING Van Kampen Growth and Income Portfolio
 ING VP Growth and Income Portfolio
 ING VP Index Plus International Equity Portfolio
 ING VP Index Plus MidCap Portfolio
 ING VP Intermediate Bond Portfolio
 ING VP SmallCap Opportunities Portfolio

PRO.120636-08                                                                                   15

Limits Imposed by the Funds. Each underlying fund available through the variable insurance and retirement products offered by us and/or the other members of the ING family of companies, either by prospectus or stated
policy, has adopted or may adopt its own excessive/frequent trading policy, and orders for the purchase of fund shares are subject to acceptance or rejection by the underlying fund. We reserve the right, without prior notice, to implement fund purchase restrictions and/or limitations on an individual or entity that the fund has identified as violating its excessive/frequent trading policy and to reject any allocation or transfer request to a subaccount if the corresponding fund will not accept the allocation or transfer for any reason. All such restrictions and/or limitations
(which may include, but are not limited to, suspension of Electronic Trading Privileges and/or blocking of future purchases of a fund or all funds within a fund family) will be done in accordance with the directions we receive from the fund.

Agreements to Share Information with Fund Companies. As required by Rule 22c-2 under the 1940 Act, we have entered into information sharing agreements with each of the fund companies whose funds are offered through the contract. Contract owner trading information is shared under these agreements as necessary for the fund companies to monitor fund trading and our implementation of our Excessive Trading Policy. Under these agreements, the Company is required to share information regarding contract owner transactions, including but not limited to information regarding fund transfers initiated by you. In addition to information about contract owner transactions, this information may include personal contract owner information, including names and social security numbers or other tax identification numbers.

As a result of this information sharing, a fund company may direct us to restrict a contract owner’s transactions if the fund determines that the contract owner has violated the fund’s excessive/frequent trading policy. This could include the fund directing us to reject any allocations of purchase payments or contract value to the fund or all funds within the fund family.

Value of Your Transferred Dollars. The value of amounts transferred into or out of subaccounts will be based on the subaccount unit values next determined after we receive your transfer request in good order at our
Administrative Service Center or, if you are participating in the dollar cost averaging or automatic reallocation programs, after your scheduled transfer or reallocation.

Telephone and Electronic Transactions: Security Measures. Telephone transactions may be available when you complete a telephone reallocation form and a personal identification number (PIN) has been assigned. To prevent fraudulent use of telephone or electronic transactions (including, but not limited to, Internet transactions), we have established security procedures. These may include recording calls on voice recording equipment, requiring completion of a “telephone reallocation” form, written confirmation of telephone instructions and use of a PIN to execute transactions. You are responsible for keeping your PIN and account information confidential. If we fail to follow reasonable security procedures, we may be liable for losses due to unauthorized or fraudulent telephone or other electronic transactions. We are not liable for losses resulting from telephone or electronic instructions we believe to be genuine. If a loss occurs when we rely on such instructions, you will bear the loss.

The Dollar Cost Averaging Program. Dollar cost averaging is an investment strategy whereby you purchase fixed dollar amounts of an investment at regular intervals, regardless of price.

Currently, under this program you may elect one of the following transfer options:

DCA Fixed Account. You may direct us to automatically transfer amounts invested in the DCA Fixed Account to any one or more of the subaccounts over a specified period of time. Transfers from the DCA Fixed Account to
Fixed Account D are not allowed. Only purchase payments may be allocated to the DCA Fixed Account.

▷	Transfers from the DCA Fixed Account are made on a monthly basis.
▷	We reserve the right to limit your participation in the DCA Fixed Account to once over the life of the contract.
▷	Currently, transfers of substantially equal amounts are made over a period of six or twelve months. Other periods may also be available from time to time.
▷	The DCA Fixed Account is not available if you have selected an optional living benefit rider.
▷	You may have only one dollar cost averaging term at any one time.
▷	The minimum initial deposit to a DCA Fixed Account term is $5,000.

PRO.120636-08                                                                                   16

▷	If the dollar cost averaging program is discontinued prior to the end of the chosen term, the remaining balance of the DCA Fixed Account will be transferred to Fixed Account D if available under your contract. If Fixed
Account D is not available, then such amounts will be transferred to the money market subaccount, unless you direct otherwise.
▷	If the contract owner dies while dollar cost averaging from the DCA Fixed Account and the surviving spouse elects to continue the contract, the dollar cost averaging program will continue according to its terms, and the
DCA Fixed Account will remain available for allocation of purchase payments, subject to any restrictions on the program.

Dollar cost averaging from the DCA Fixed Account will be automatically discontinued in the event that:

1.	Death benefit proceeds become payable;
2.	The contract is terminated; or
3.	The contract owner elects to begin receiving income phase payments.

Interest Only. You may direct us to automatically transfer credited interest only from amounts invested in Fixed
Account D (for flexible premium series contracts) to any one or more of the subaccounts.

▷	Only automatic transfers of 100% of interest earned are allowed, and transfers to the DCA Fixed Account are not allowed. We will only transfer interest that is earned after you have elected this option. Reallocations may be made on a monthly, quarterly, semi-annual or annual basis.
▷	To elect transfers of this type, your contract value must be at least $10,000 and the Fixed Account D value must be at least $5,000. We reserve the right to discontinue these transfers when the Fixed Account D value becomes less than $5,000.
▷	Amounts transferred are subject to and are counted toward the 20% limit on amounts that may be transferred from Fixed Account D in any rolling 12-month period. See Appendix I.

Dollar cost averaging neither ensures a profit nor guarantees against loss in a declining market. You should consider your financial ability to continue purchases through periods of low price levels. There is currently no charge for this program and transfers made under this program do not count as transfers when determining the number of free transfers that may be made each contract year. Dollar cost averaging may be subject to additional restrictions or requirements. To obtain an application form or for additional information about this program, contact your sales representative or call us at the number listed in “Contract Overview–Questions: Contacting the Company.”

We reserve the right to discontinue, modify or suspend the dollar cost averaging program and to charge a processing fee not to exceed the lesser of 2.0% of the amount withdrawn, or $25, for each transfer made under this program.

The Automatic Reallocation Program (Account Rebalancing). Account rebalancing allows you to reallocate your contract value to match the investment allocations you originally selected by transferring contract values from the subaccounts that have increased in value to those subaccounts that have declined in value or increased in value at a slower rate. Only contract values invested in the subaccounts may be rebalanced. We automatically transfer your contract value on each quarterly anniversary of the date we established your contract (or any other date as we allow). Account rebalancing neither ensures a profit nor guarantees against loss in a declining market.

There is currently no additional charge for this program and transfers made under this program do not count as transfers when determining the number of free transfers that may be made each contract year. You are eligible to participate in this program if your contract value is at least $10,000. To apply, you must complete an application you may obtain by writing to us at the address listed in “Contract Overview–Questions: Contacting the Company.”
You must choose the applicable subaccounts and the percentage of contract value to be maintained on a quarterly basis in each subaccount. All values in a selected subaccount will be available for rebalancing.

You may instruct us at any time to terminate this program by written request to us at the address listed in “Contract
Overview–Questions: Contacting the Company.” Any value in a subaccount that has not been reallocated will remain in that subaccount regardless of the percentage allocation, unless you instruct us otherwise. If you wish to continue the reallocations after they have been terminated, you must complete an application and have at least
$10,000 of contract value.

PRO.120636-08                                                                                  17

We reserve the right to discontinue, modify or suspend the account rebalancing program and to charge a processing fee not to exceed the lesser of 2.0% of the amount withdrawn, or $25, for each transfer made under this program.

Transfers from the Fixed Accounts. Transfers from Fixed Account D are limited. For more information on transfers from the fixed interest options, see “Appendix I–The Fixed Accounts,” and your contract.

Purchase and Rights
Valuation Date: Any day that the New York Stock Exchange is open for trading.	Use of an Annuity Contract in your Plan. Under the federal tax laws, earnings on amounts held in annuity contracts are generally not taxed until they are withdrawn. However, in the case of a qualified retirement arrangement (such as a 403(b) contract, IRA or a Roth IRA), an annuity contract is not necessary to obtain this favorable tax treatment and does not provide any tax benefits beyond the deferral already available to the tax qualified account itself. However, annuities may provide other features and benefits (such as the guaranteed living benefits, the guaranteed death benefits and the lifetime income phase options at established rates) that may be valuable to you. You should discuss your alternatives with your financial representative taking into account the additional fees and expenses you may incur in an annuity.

When considering whether to purchase or participate in the contract, you should consult with your financial representative about your financial goals, investment time horizon and risk tolerance.

If you are considering an optional death benefit rider and your contract will be an IRA or used in conjunction with a qualified retirement arrangement, see “Tax Consequences of Living Benefits and Death
Benefits” in the “Taxation” section.

How to Purchase
The contract holder may purchase a contract from us by completing an application and making an initial purchase payment or transferring an amount from another investment provider. At purchase, the contract holder also elects whether to purchase an optional death benefit rider and/or optional living benefit rider. Upon our approval we will issue a contract and set up an account.

For nonqualified contracts, the following purchase payment methods are allowed:

▷	One lump sum;
▷	Periodic payments; or
▷	Transfer under Tax Code section 1035.

For IRA, Roth IRA, and 403(b) contracts, the following purchase payment methods are allowed:

▷	One lump sum;
▷	Periodic payments; or
▷	Rollover or transfer payments, as permitted by the Tax Code.

The minimum periodic purchase payment amount we will accept under the flexible premium series is $50.

The minimum amount we will accept as an initial purchase payment/transfer under the transfer premium series for
403(b) contracts is $25,000. The minimum amount we will accept as an initial purchase payment/transfer under the transfer premium series for nonqualified, IRA and Roth IRA contracts is $10,000. The minimum amount we will accept as a subsequent purchase payment/transfer into the transfer premium series contract is $5,000.

We reserve the right to reject any purchase payment to an existing contract if the purchase payment exceeds
$250,000, or if the purchase payment together with the contract value at the next valuation date exceeds $1,000,000.
Any purchase payment not accepted by the Company will be refunded.

Any reduction of the minimum initial or subsequent purchase payment amount will not be unfairly discriminatory against any person. We will make any such reduction according to our own rules in effect at the time the purchase payment is received. We reserve the right to change these rules from time to time.

PRO.120636-08                                                                                   18

Acceptance or Rejection of Your Application. We must accept or reject your application within two business days of receipt. If the application is incomplete, we may hold any forms and accompanying purchase payment(s) for five business days. We may hold purchase payments for longer periods, pending acceptance of the application, only with your permission. If the application is rejected, we will notify you of the reasons and the application and any purchase payments will be returned to you.

Allocating Purchase Payments to the Investment Options. We will allocate your purchase payments among the investment options you select. However, in situations where the contract provides for a refund of purchase payments upon the exercise of the right to cancel provision, we will credit the initial purchase payment to the ING
VP Money Market Portfolio subaccount during the right to cancel period, plus five calendar days. See “Right to
Cancel.” Allocations must be in whole percentages and there are limits on the number of investment options you may select. When selecting investment options you may find it helpful to review the “Investment Options” section.

Factors to Consider in the Purchase Decision. The decision to purchase a contract should be discussed with your financial representative. Make sure that you understand the investment options it provides, its other features, the risks and potential benefits you will face, and the fees and expenses you will incur when, together with your financial representative, you consider an investment in the contract. You should pay attention to the following issues, among others:

1.	Long Term Investment - These contracts are long-term investments, and are typically most useful as part of a personal retirement plan. Early withdrawals may be restricted by the Tax Code or your plan, or may expose you to early withdrawal charges or tax penalties. The value of deferred taxation on earnings grows with the amount of time funds are left in a contract. You should not participate in a contract if you are looking for a short-term investment or expect to need to make withdrawals before you are 59½.
2.	Investment Risk - The value of investment options available under the contracts may fluctuate with the markets and interest rates. You should not participate in a contract in order to invest in these options if you cannot risk getting back less money than you put in.
3.	Features and Fees - The fees for these contracts reflect costs associated with the features and benefits they provide. As you consider a contract, you should determine the value that these various benefits and features have for you, given your particular circumstances, and consider the charges for those features.
4.	Exchanges - Replacing an existing insurance contract with this contract may not be beneficial to you. If a contract will be a replacement for another annuity contract, you should compare the two options carefully, compare the costs associated with each, and identify additional benefits available under the contract. You should consider whether these additional benefits justify incurring a new schedule of early withdrawal charges or any other increased charges that might apply under these contracts. Also, be sure to talk to your financial professional or tax adviser to make sure that the exchange will be handled so that it is tax-free.

Other Products. We and our affiliates offer various other products with different features and terms than these contracts, which may offer some or all of the same funds. These products have different benefits, fees and charges, and may offer different share classes of the funds offered in this contract that are less expensive. These other products may or may not better match your needs. You should be aware that there are alternative options available, and, if you are interested in learning more about these other products, contact your registered representative.

Right to Cancel

When and How to Cancel. You may cancel your contract within ten days of receipt (some states require more than ten days) by returning it to our Administrative Service Center or to your sales representative along with a written notice of cancellation.

Refunds. We will issue you a refund within seven days of our receipt of your contract and written notice of cancellation. Unless your contract provides otherwise, your refund will equal the purchase payments made plus any earnings or minus any losses attributable to those purchase payments allocated among the subaccounts. In other words, where a refund of contributions is not required, you will bear the entire investment risk for amounts allocated among the subaccounts during this period and the amount refunded could be less than the amount paid.
We will not deduct an early withdrawal charge, annual contract charge, administrative expense charge, or any rider charges from the amount we return to you. However, any mortality and expense risk charge deducted during the period you held the contract will not be returned. If your state requires, we will refund all purchase payments made, if that amount is higher than your contract value.

PRO.120636-08                                                                                   19

For contracts issued in states that require a refund of all purchase payments made, or if your contract is issued as an
IRA or Roth IRA, we will credit the initial purchase payment to the ING VP Money Market Portfolio subaccount during the right to cancel period, plus five calendar days. If you cancel your contract within ten days of receipt, we will refund all purchase payments made or the contract value, whichever is greater. If you choose to keep the contract, the purchase payments will be then allocated among the investment options you selected.

 Optional Living Benefit Riders

Subject to state availability, you may elect one of the optional living benefit riders, the Minimum Guaranteed
Accumulation Benefit (“MGAB”) rider or the Minimum Guaranteed Withdrawal Benefit (“MGWB”) rider, discussed below. If you purchased the contract prior to July 1, 2005, you must wait until a contract anniversary after applicable state approval (up to the third contract anniversary) in order to purchase one of these riders.  Only one of these riders may be purchased or in effect at any given time. Each rider has a separate charge.  See “Fees–
Optional Living Benefit Riders.” The optional living benefit riders are only available with transfer premium series contracts.

The optional living benefit riders may not be suitable for all investors. You should analyze each rider thoroughly and understand it completely before you select one. The optional living benefit riders do not guarantee any specific return of principal or premium payments and do not guarantee performance of any specific investment portfolio under the contract. If you purchase the MGAB rider, loans may adversely impact the additional amount paid under the rider, and there may be adverse tax consequences from taking a loan while the rider is in effect. You should not purchase the MGWB rider if amounts held under the contract are subject to withdrawal restrictions under the Internal Revenue Code (including but not limited to
403(b) contracts) or subject to any state or plan level withdrawal restrictions. You should consult a qualified financial or tax adviser when evaluating these riders, including purchase of these riders or the election of any applicable Reset.

If you have selected the MGAB rider or the MGBW rider, you must remain invested at all times in one or more of the Eligible Funds in order to receive the benefits of these riders (other than during the free look period, when we may require you to invest in the money market option). See “Eligible Funds” below. Failure to remain so invested will result in the termination of the applicable rider, and no charges deducted under the rider will be refunded. Accordingly, you should not purchase one of these riders if you do not believe that you will be comfortable remaining invested in one or more of the Eligible Funds during the entire time the rider is in effect.

Definitions. The following terms are used in this section:

Adjusted Contract Value (MGAB rider only).  The Adjusted Contract Value is equal to the contract value minus the sum of all loan repayments made since the term began, if any (if the contract allows loans), that have been allocated to the subaccounts during that term.

Eligible Funds (MGAB and MGWB riders).  As of the date of this prospectus, the ING Solution Income
Portfolio, the ING Solution 2015 Portfolio, the ING Solution 2025 Portfolio, the ING Solution 2035 Portfolio,
and the ING Solution 2045, as well as such additional funds as we may identify from time to time. You must invest exclusively in one or more of the Eligible Funds during the entire time a rider is in effect.

End of Term Date (MGAB rider only).  The date shown on your MGAB rider schedule on which the additional amount is calculated. If that date is not a valuation date, then the End of Term Date is the next valuation date immediately following that date.

Reset (MGAB and MGWB riders).  A Reset in the Guaranteed Accumulation Benefit Amount (for the MGAB
rider) or the Guaranteed Withdrawal Base and Remaining Guaranteed Balance (for the MGWB rider), to an amount equal to 100% of the contract value, determined as of the Reset Date.

Reset Date (MGAB and MGWB riders).  The date shown on the applicable rider schedule on which you may elect a Reset in the Guaranteed Accumulation Benefit Amount (for the MGAB rider) or the Guaranteed
Withdrawal Base and Remaining Guaranteed Balance (for the MGWB rider). See “Reset of Guaranteed
Accumulation Benefit Amount” and “Reset of Guaranteed Withdrawal Base and Remaining Guaranteed
Balance.”

PRO.120636-08                                                                                   20

Term (MGAB rider only).  The period of time specified on the MGAB rider schedule that begins on the effective date of the rider or on a Reset Date.

Valuation Date (MGAB and MGWB riders).  Any normal business day, Monday through Friday, on which the
New York Stock Exchange is open.

Minimum Guaranteed Accumulation Benefit (“MGAB”) Rider. The MGAB rider is an optional living benefit that provides you with a minimum guaranteed accumulation benefit intended to guarantee a minimum contract value at the end of a specified waiting period, called a term. Subject to the terms and conditions outlined below, and as described in your contract rider, we will increase the contract value by an additional amount (see “Additional
Amount” in this section) if, at the end of the term, the contract value or Adjusted Contract Value, as applicable, is less than the Guaranteed Accumulation Benefit Amount. The Guaranteed Accumulation Benefit Amount is a
calculation used to determine the MGAB amount and related charges only. It does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It is also not used in determining the amount of your income phase payments, withdrawal value or death benefit values.

The contract offers a 10 year MGAB rider term, which has a 10 year waiting period.

Subject to the restrictions outlined below, the MGAB rider guarantees that your contract value at the end of the 10 year waiting period will be at least equal to the Guaranteed Accumulation Benefit Amount. The Guaranteed
Accumulation Benefit Amount is equal to your contract value at the start of the MGAB term, plus 100% of eligible purchase payments (as defined below), reduced pro-rata for partial withdrawals, loans, and partial income phase payments (as described in the “Income Phase Payment Options” section of the prospectus) taken from the contract during the term. The pro-rata adjustment is calculated by multiplying the Guaranteed Accumulation Benefit
Amount prior to a withdrawal, loan, or the initiation of partial income phase payments by the fraction (A)/(B), where:

(A) is the amount of the withdrawal (including any applicable early withdrawal charge), loan, or partial income phase payment; and

(B) is the contract value immediately prior to the withdrawal, loan, or partial income phase payment.

The Adjusted Contract Value does not include any loan repayment amounts, or any interest credited on such repayments, and such repayments and interest do not impact the calculation of the Guaranteed Accumulation
Benefit Amount.

If the rider is purchased on the issue date of the contract, eligible purchase payments include all purchase payments received during the first contract year. If the rider is purchased on a contract anniversary, eligible purchase payments include all purchase payments received in the contract year following purchase.

For purposes of determining the contract value at the beginning of the term, if the rider is purchased on the issue date of the contract, the contract value is equal to the initial purchase payment, increased by any eligible purchase payments. In this case, the MGAB rider may not be appropriate for you if you plan to make substantial purchase payments after your first contract anniversary, or may be more appropriate if purchased on a subsequent anniversary. If the rider is purchased on a contract anniversary, the initial Guaranteed Accumulation Benefit
Amount is equal to the contract value on that contract anniversary, increased by any eligible purchase payments. If you elect a Reset in the Guaranteed Accumulation Benefit Amount, the Guaranteed Accumulation Benefit Amount
is equal to the contract value on that contract anniversary and is not increased by any subsequent purchase payments. In this case, the MGAB rider may not be appropriate for you if you plan to make substantial premium payments after the Reset Date.

PRO.120636-08                                                                                   21

Purchase. Subject to state availability, the MGAB rider may be purchased on the issue date of the contract, or on the first (1st), second (2nd), or third (3rd) contract anniversary. Purchase of the MGAB rider is subject to the following restrictions:

1.	The contract owner and annuitant must be age 80 or younger on the effective date of the MGAB rider;
2.	You must invest exclusively in one or more of the Eligible Funds during the entire term;
3.	You cannot have an outstanding loan balance under the contract (where allowed);
4.	You may not invest in the DCA Fixed Account or any other fixed account that may be available under the contract during the time the MGAB rider is in effect;
5.	Your election of the MGAB rider must be received at our administrative service center, in good order, within thirty (30) days after the issue date of the contract or the 1st , 2nd , or 3rd contract anniversary; and
6.	You cannot have previously terminated an MGAB rider purchased under the contract.

We reserve the right to make other purchase dates available. The issue date or contract anniversary closest to your election of the MGAB rider is the effective date of the rider.

Charges for the Minimum Guaranteed Accumulation Benefit Rider. We impose a charge for the MGAB rider, which is described in the fee table to this prospectus. The contract charge is equal to 0.35% annually of your average daily separate account contract value. This charge is deducted quarterly and upon full withdrawal of the contract from the subaccounts in proportion to each available subaccount’s proportionate percentage of the total separate account contract value as of the valuation date immediately proceeding the date of deduction. Upon full withdrawal of the contract, we will deduct the fee that has accumulated since the last quarterly charge. Charges for the rider may change if you have elected a Reset. The charge will never exceed the charge in effect for new issues of the same rider, and will not result in a charge that exceeds the maximum charge specified on the rider schedule.
Because an election to Reset the MGAB rider may have the effect of increasing the Guaranteed Accumulation
Benefit Amount, and because the charge for the MGAB rider is based upon the Guaranteed Accumulation Benefit
Amount, an election to Reset the MGAB rider may result in higher charges (as expressed in dollars) even if we have not raised the percentage charge. THE PERCENTAGE CHARGE FOR THE MGAB RIDER WILL IN NO
EVENT EXCEED THE MAXIMUM PERCENTAGE CHARGE DISCLOSED IN THE FEE TABLE.

See “Fee Table” and “Fees–Optional Rider Charges.”

Reset of Guaranteed Accumulation Benefit Amount. If a Reset Date is shown on your MGAB rider schedule, you may elect to increase the Guaranteed Accumulation Benefit Amount to an amount equal to 100% of the contract value as of the Reset Date provided:

1.	The age of each contract owner and annuitant is 80 or younger on the Reset Date;
2.	You must invest exclusively in one or more of the Eligible Funds during the entire term;
3.	You do not have an outstanding loan balance under the contract (if applicable) on the Reset Date;
4.	You may not invest in the DCA Fixed Account or any other fixed account that may be available under the contract during the time the MGAB rider is in effect; and
5.	Your election of a Reset in the Guaranteed Accumulation Benefit Amount is received, in good order, at our administrative service center within thirty (30) days after the contract anniversary on which the Reset may be purchased.

If you elect a Reset of the Guaranteed Accumulation Benefit Amount, it will be adjusted for subsequent partial withdrawals, loans, and partial income payments, as noted in “Minimum Guaranteed Benefit Rider” above.

For riders we are currently issuing, the Reset Date is the fifth anniversary of the effective date of the rider.

Charges for the rider may change if you have elected a Reset. See “Charges for the Minimum Guaranteed
Accumulation Benefit Rider” and “Fees–Optional Living Benefit Riders.”

Additional Amount. If the contract value or Adjusted Contract Value, as applicable, is less than the Guaranteed
Accumulation Benefit Amount on the End of Term Date, we will apply an additional amount to the contract on the next valuation date following the End of Term Date. This additional amount will be equal to the difference between the Guaranteed Accumulation Benefit Amount and the contract value on the End of Term Date. If your contract permits loans, the additional amount will be equal to the difference between the Guaranteed Accumulation Benefit
Amount and the Adjusted Contract Value as of the End of Term Date.

PRO.120636-08                                                                                   22

The additional amount applied, if any, will be allocated pro-rata to the subaccounts that you are invested in as of the
End of Term Date. We will not apply an additional amount if the contract value or Adjusted Contract Value, as applicable, as of the End of Term Date is greater than the Guaranteed Accumulation Benefit Amount.

Minimum Guaranteed Accumulation Benefit and Death Benefits. Generally, you must be living on the End of
Term Date in order to have an additional amount applied to your contract, as described above. As noted in the
“Termination” section, death prior to the end of a rider term generally results in the termination of the rider. In this event, the amount payable to your beneficiary will depend upon the death benefit you have elected under the contract, including any optional enhanced death benefit.

In the event that your spouse is allowed to continue the contract after your death, and elects to do so, the rider will not terminate. Instead, any death benefit payable under the contract (including any optional death benefit, if elected), will be added to your contract value, and the MGAB rider will continue in effect. There is no change to the amount of the Guaranteed Accumulation Benefit Amount, End of Term Date, or the charge for the MGAB rider.

In this situation, the surviving spouse may elect to continue the rider at the current charge until the End of Term
Date, terminate the rider, or Reset the rider on the next Reset Date, if applicable.

Repurchase. If a repurchase date is shown on the rider schedule, you may elect to repurchase the rider or any other
MGAB rider available for sale by us in connection with the contract on that date for another term, provided that you meet the terms and conditions for purchasing the rider at that time.

The Guaranteed Accumulation Benefit Amount at the start of the new term will equal the contract value on the repurchase date and will include the additional amount, if any, paid under the prior term. The repurchase date will generally be the next valuation date after the end of a term.

Charges for the rider may change if you have elected to repurchase the rider at the end of a term. The charge will never exceed the charge in effect for new issues of the same rider. If we are no longer issuing the rider, any change in charges will not result in a charge that exceeds the maximum charge specified on the rider schedule. See “Fees–
Optional Living Benefit Riders.”

Termination. The rider will automatically terminate at the end of the term, or if earlier, upon the occurrence of one of the following:

1.	If any portion of your contract value is not invested in one of the Eligible Funds;

2.	If the contract is terminated in accordance with the provisions of the contract;

3.	On the Death Benefit Valuation Date, unless the contract is continued by your spouse, in which case the rider may continue with your surviving spouse as contract owner;

4.	If the ownership of this contract changes and the new contract owner is other than your spouse; or

5.	If you initiate income phase payments (full income phase payments only).

The rider has no surrender value or other non-forfeiture benefits upon termination. Prior to the end of a term, this rider does not provide any benefits.

Definitions. The following definitions apply only to the Minimum Guaranteed Withdrawal Benefit rider:

Annual Withdrawal Amount. The maximum amount that can be withdrawn under the MGWB rider each contract year without causing the recalculation of the Guaranteed Withdrawal Base. The Annual Withdrawal Amount on any
day after the effective date of the rider is equal to the lesser of:

1.	5.0% of the Guaranteed Withdrawal Base as of that day, less cumulative withdrawals (including income phase payments) made during the contract year; or

2.	the Remaining Guaranteed Balance as of that day.

The Annual Withdrawal Amount will never be less than zero.

PRO.120636-08                                                                                   23

Guaranteed Withdrawal Base. An amount used to determine the Annual Withdrawal Amount and the MGWB charge. If the MGWB rider is effective on the contract issue date, the initial Guaranteed Withdrawal Base is equal to the initial purchase payment, increased by any purchase payments received during the first contract year. In this case the MGWB rider may not be appropriate for you if you plan to make substantial purchase payments after your first contract anniversary, or may be more appropriate if purchased on a subsequent anniversary. If the MGWB rider is effective on a contract anniversary, the initial Guaranteed Withdrawal Base is equal to the contract value on that contract anniversary increased by purchase payments received in that contract year. In this case, the MGWB rider may not be appropriate for you if you plan to make substantial premium payments after the contract anniversary following the anniversary on which your rider would become effective.

Remaining Guaranteed Balance. The amount available for future withdrawals made under the MGWB rider. The
Remaining Guaranteed Balance will never be less than zero.

Minimum Guaranteed Withdrawal Benefit (“MGWB”) Rider. The MGWB rider is an optional living benefit that provides you with an MGWB intended to allow for minimum withdrawals up to the Annual Withdrawal
Amount, regardless of market performance, until the Remaining Guaranteed Balance equals zero. For purposes of the MGWB rider, the term “withdrawal” includes any applicable early withdrawal charges and charges for state and federal taxes (including premium taxes), if applicable, as well as income phase payments (including partial income phase payments). Amounts withdrawn under the MGWB rider will reduce the contract value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges, and deductions, including withdrawal charges, if applicable, as withdrawals otherwise made under the contract. For examples of specific applications of the MGWB rider, see “Appendix III–MGWB Rider Examples.”

If a withdrawal does not exceed the Annual Withdrawal Amount immediately prior to that withdrawal, the
Guaranteed Withdrawal Base will remain unchanged. The Remaining Guaranteed Balance will decrease by the withdrawal amount, immediately following the withdrawal. See Example D in “Appendix III–MGWB Rider
Examples.” If under the contract you are required to take required minimum distributions and distributions exceed the Annual Withdrawal Amount, the Guaranteed Withdrawal Base will remain unchanged. The Remaining
Guaranteed Balance will decrease by the withdrawal amount, immediately following the withdrawal. See Example
F in “Appendix III–MGWB Rider Examples.”

If a withdrawal exceeds the Annual Withdrawal Amount immediately prior to that withdrawal, we will adjust the
Guaranteed Withdrawal Base and Remaining Guaranteed Balance immediately following the withdrawal to the lesser of:

1.	The contract value immediately after the withdrawal; or
2.	The Remaining Guaranteed Balance immediately prior to the withdrawal, less the withdrawal amount.

A withdrawal may not exceed the amount available for withdrawal under the contract if such withdrawal would exceed the Annual Withdrawal Amount. If a withdrawal exceeds the Annual Withdrawal Amount and reduces the contract value to zero, the contract is terminated. See Example E in “Appendix III–MGWB Rider Examples.”

Automatic Withdrawal Status. If a withdrawal: (a) does not exceed the Annual Withdrawal Amount; and (b)
reduces the contract value to zero, the MGWB rider enters automatic withdrawal status. This is the only circumstance in which the MGWB rider may enter into automatic withdrawal status.

Once the MGWB rider enters automatic withdrawal status, the MGWB will be payable, subject to the conditions below. The MGWB consists of:

1.	Automatic Periodic Payments: Automatic periodic payments will be made annually beginning on the contract anniversary following the date the MGWB rider enters automatic withdrawal status. We may make other payment frequencies available. The amount of each automatic periodic payment will equal the Annual
Withdrawal Amount, until the Remaining Guaranteed Balance is reduced to zero. If the Remaining Guaranteed
Balance is less than or equal to the Annual Withdrawal Amount at the time an automatic periodic payment is due, that payment will equal the Remaining Guaranteed Balance, and it will be the final automatic periodic payment.

PRO.120636-08                                                                                   24

2.	The MGWB Death Benefit: While the MGWB rider is in automatic withdrawal status, automatic periodic payments will cease on the Death Benefit Valuation Date, and the MGWB death benefit payable shall be the
Remaining Guaranteed Balance. See Example H in “Appendix III–MGWB Rider Examples.” Such amount shall be payable in a single lump sum to the person entitled to death proceeds under the contract, subject to normal lump-sum death benefit payment procedures. See “Death Benefit.”

While the MGWB rider is in automatic withdrawal status, the following restrictions apply:

1.	No further purchase payments under the contract are allowed;
2.	No further charges under the contract will apply;
3.	The contract will provide no further benefits other than as provided under the MGWB rider;
4.	Any other contract rider shall terminate unless specified otherwise in the rider; and
5.	The contract and MGWB rider will terminate at the earliest of (a) payment of the final automatic periodic payment or (b) payment of the MGWB death benefit.

You should be aware that if the MGWB rider enters automatic withdrawal status, any optional enhanced death benefit riders will be terminated and will not apply.

Purchase. Subject to state availability, the MGWB rider may be purchased on the issue date of the contract, or on the first (1st), second (2nd), or third (3rd) contract anniversary. Purchase of the MGWB rider is subject to the following restrictions:

1.	The contract owner and annuitant must be age 80 or younger on the effective date of the MGWB rider;
2.	You must invest exclusively in one or more of the Eligible Funds during the entire term;
3.	You cannot have an outstanding loan balance under the contract (where allowed) and you may not initiate a loan while this rider is in effect;
4.	You may not invest in the DCA Fixed Account or any other fixed account that may be available under the contract during the time the MGWB rider is in effect;
5.	Your election of the MGWB rider must be received at our administrative service center in good order, within thirty (30) days after the issue date of the contract or the 1st , 2nd , or 3rd contract anniversary; and
6.	You have not previously terminated an MGWB rider purchased under the contract.

We reserve the right to make other purchase dates available. The issue date or contract anniversary closest to your election of the MGWB rider is the effective date of the rider.

Charges for the Minimum Guaranteed Withdrawal Benefit Rider. We impose a charge for the MGWB rider, which is disclosed in the fee table to this prospectus. The contract charge is equal to 0.55% annually of your average daily separate account contract value. This charge is deducted quarterly and upon full withdrawal of the contract from the subaccounts in proportion to each available subaccount’s proportionate percentage of the total separate account contract value as of the valuation date immediately proceeding the date of deduction. Upon full withdrawal of the contract, we will deduct the fee that has accumulated since the last quarterly charge. Charges for the rider may change if you have elected a Reset. The charge will never exceed the charge in effect for new issues of the same rider, and will not result in a charge that exceeds the maximum charge specified on the rider schedule.
Because an election to Reset the MGWB rider may have the effect of increasing the Guaranteed Withdrawal Base, and because the charge for the MGWB rider is based upon the Guaranteed Withdrawal Base, an election to Reset the MGWB rider may result in higher charges (as expressed in dollars) even if we have not raised the percentage charge. CHARGES FOR THE MGWB RIDER WILL IN NO EVENT EXCEED THE MAXIMUM CHARGES
DISCLOSED IN THE FEE TABLE.

See “Fee Table” and “Fees–Optional Rider Charges.”

PRO.120636-08                                                                                   25

Initial Values. The Guaranteed Withdrawal Base, Remaining Guaranteed Balance and Annual Withdrawal Amount
are initially determined on the effective date of the rider as follows:

1.	If the MGWB rider is effective on the issue date of the contract, the Guaranteed Withdrawal Base and
Remaining Guaranteed Balance are equal to the initial purchase payment (see Example A in “Appendix III–
MGWB Rider Examples”).
2.	If the MGWB rider is effective on a contract anniversary, the Guaranteed Withdrawal Base and Remaining Guaranteed Balance are equal to the contract value on that contract anniversary.
3.	The initial Annual Withdrawal Amount is equal to 5.0% of the initial Guaranteed Withdrawal Base (see
Example A in “Appendix III–MGWB Rider Examples”). Only 5.0% per year may be withdrawn, and any unused withdrawals do not carry over into future years.

Subsequent Purchase Payments. Eligible purchase payments (defined as all purchase payments made during the first year after the rider effective date), will result in an increase in the Guaranteed Withdrawal Base and Remaining
Guaranteed Balance equal to the amount of each eligible purchase payment. Purchase payments made after a Reset
Date are not considered eligible purchase payments. See Examples B and C in “Appendix III–MGWB Rider
Examples.”

Reset Option. If allowed under your MGWB rider, you may elect to Reset the Guaranteed Withdrawal Base and
Remaining Guaranteed Balance to an amount equal to 100% of the contract value as of the Reset Date, provided:

1.	The age of each contract owner and annuitant is 80 or younger on the Reset Date;
2.	You must invest exclusively in one or more of the Eligible Funds during the entire term;
3.	You may not invest in the DCA Fixed Account or any other fixed account which may be available under the contract during the time the MGWB rider is in effect; and
4.	Your election of a Reset is received, in good order, at our administrative service center within thirty (30) days after the contract anniversary on which the Reset may be purchased.

An election to Reset the MGWB rider may result in the resetting of the Guaranteed Withdrawal Base to an amount lower than prior to the Reset. This may result in a decrease in the Annual Withdrawal Amount as well as a decrease in the amount charged.

As of the date of the Reset, the Annual Withdrawal Amount is reset to equal 5.0% of the new Guaranteed
Withdrawal Base. If there are subsequent withdrawals that exceed the Annual Withdrawal Amount, the Remaining
Guaranteed Balance is adjusted downward, and the Guaranteed Withdrawal Base will also be adjusted. See
“Minimum Guaranteed Withdrawal Benefit (“MGWB”) Rider.”

If allowed under your MGWB rider, you may elect the Reset option on the 5th and 10th anniversary of the effective date of the MGWB rider. See Example G in “Appendix III–MGWB Riders.”

Charges for the MGWB rider may change if you elect to Reset. See “Charges for the Minimum Guaranteed
Withdrawal Benefit Rider” and “Fees–Optional Living Benefit Riders.”

Death of Owner or Annuitant. If you, or the annuitant if the contract owner is a non-natural person, dies while the
MGWB rider is not in automatic withdrawal status, the MGWB rider will terminate on the Death Benefit Valuation
Date and no further MGWB rider benefits will apply. In this circumstance, the death benefit will be determined in accordance with the standard death benefits available under the contract, including any optional enhanced death benefit, if selected by the contract holder. See the “Death Benefit” section. If the surviving spouse of the deceased contract owner continues the contract, and if as a result, the contract value increases, the following will apply:

1.	The Guaranteed Withdrawal Base and Remaining Guaranteed Balance will be increased based on the increased contract value;
2.	The MGWB rider charges will be the same as the charges in effect for new MGWB rider issues as of that date; and
3.	The MGWB will continue in effect.

PRO.120636-08                                                                                   26

Termination. Except as provided under the automatic withdrawal status section, the MGWB rider will automatically terminate upon the occurrence of one of the following:

1.	If any portion of your contract value is not invested in one of the Eligible Funds;
2.	If the contract is terminated in accordance with the provisions of the contract;
3.	On the Death Benefit Valuation Date, unless the contract is continued by your spouse, in which case the rider will continue with your surviving spouse as contract owner;
4.	If the ownership of this contract changes and the new contract owner is other than your spouse;
5.	If a loan is initiated; or
6.	If you initiate income phase payments (full income phase payments only).

The rider has no surrender value or other non-forfeiture benefits upon termination. Prior to the payment of benefits under the MGWB rider, this rider does not provide any additional benefits.

Fees
The following repeats and adds to information provided in the “Fee Table”
section. Please review both sections for information on fees.

MAXIMUM TRANSACTION FEES

Early Withdrawal Charge
Withdrawals of all or a portion of your contract value may be subject to a charge.

Amount.  A percentage of the purchase payments that you withdraw. The percentage will be determined by the early withdrawal charge schedule that
applies to your contract.	Types of Fees
  There are three types of fees or
  deductions that may affect your
  contract.

  MAXIMUM TRANSACTION
  FEES
  ▷ Early Withdrawal Charge
  ▷ Annual Contract Charge
  ▷ Transfer Charge
  ▷ Redemption Fees

  FEES DEDUCTED FROM
  INVESTMENTS IN THE
  SEPARATE ACCOUNT
  ▷ Mortality and Expense Risk
      Charges
  ▷ Administrative Charge
  ▷ Optional Death Benefit Rider
      Charges
  ▷ Optional Living Benefit
      Rider Charges

FUND FEES AND EXPENSES
Years from Receipt of Purchase Payment	Early Withdrawal Charge (as Percentage of Purchase Payments)[1]
Less than 1 1 or more but less than 2 2 or more but less than 3 3 or more	7.0% 6.0% 4.0% 0.0%

1For 403(b) flexible series contracts only, and all contracts issued in the State of Utah, the early withdrawal charge is 0.0% after the tenth contract year.

Withdrawal Charge Applicable to Fixed Interest Options. The value of purchase payments allocated to Fixed
Account D and the DCA Fixed Account are included in the calculation of the withdrawal charge upon partial or full withdrawal of amounts from the contract. However, the portion of the withdrawal charge attributable to the amount withdrawn from Fixed Account D will be waived. The amount that will be waived will be equal to the withdrawal charge as calculated above, multiplied by the percentage that the amount withdrawn from Fixed Account D bears to the total amount withdrawn. There is no waiver applicable to amounts withdrawn from the DCA Fixed Account.

Purpose. This is a deferred sales charge. It reimburses us for some of the sales and administrative expenses associated with the contract. If our expenses are greater than the amount we collect for the early withdrawal charge, we may use any of our corporate assets, including potential profit that may arise from the mortality and expense risk charges, and the administrative charge, to make up the difference.

First In, First Out. The early withdrawal charge is calculated separately for each purchase payment withdrawn.
For purposes of calculating your early withdrawal charge, we assume earnings are withdrawn first, followed by amounts attributable to purchase payments, with the “oldest” purchase payments withdrawn first.

PRO.120636-08                                                                                   27

For example: If your initial purchase payment was made two years ago, we will deduct an early withdrawal charge equal to 4.0% of the portion of that purchase payment subject to a withdrawal charge. The next time you make a withdrawal we will assess the charge against the portion of the first purchase payment that you did not withdraw and/or your subsequent purchase payments to your contract in the order they were received.

Early Withdrawal Charge Waivers Under All Contracts. These waivers apply to all contracts, unless otherwise specified. Please also read the following subsection regarding additional waivers available under certain contracts.

This charge is waived for purchase payments withdrawn if the withdrawal is:

▷	Used to provide income phase payments to you;
▷	Paid due to the contract owner’s death during the accumulation phase;
▷	Paid due to your disability (as defined under the Tax Code and subject to the restrictions below);
▷	Paid due to separation from service with your employer after age 55 (available beginning five years from the issue date, for 403(b) contracts only);
▷	Paid when the contract owner has been diagnosed with a terminal illness (subject to the restrictions below);
▷	Paid due to extended confinement in a licensed hospital or qualified long term care facility (subject to the restrictions below); or
▷	Paid upon termination of your contract by us (see “Other Topics–Involuntary Terminations”).

Early Withdrawal Charge Waivers Under Certain Contracts. These waivers only apply to certain contracts.
You should refer to your contract to determine which waivers apply to you.

The charge is waived for portions of a withdrawal from a 403(b) contract that are:

▷	Applied to a contract offered by another approved provider under your plan;
▷	Withdrawn due to separation from service from your employer; or
▷	Withdrawn due to a hardship as defined by the Tax Code.

Disability Waiver. Waiver of the early withdrawal charge for disability is subject to the following conditions. We will waive the early withdrawal charge when you: (1) are legally permitted to make a withdrawal; (2) become disabled within the meaning of Tax Code section 72(m)(7) (as amended) after the issue date of the contract; (3) are receiving Social Security disability or state long-term disability benefits; and (4) notify us in writing of the disability prior to receiving the withdrawal.

This waiver may be subject to other limitations described in your contract.

Extended Confinement Waiver. Waiver of the early withdrawal charge in the event of extended confinement is subject to the following conditions. We will waive the early withdrawal charge when you are legally permitted to make a withdrawal if you have been confined to a licensed hospital or a qualified long term care facility for a period of at least sixty (60) consecutive days prior to your request and after the issue date of the contract. We will require satisfactory proof of such confinement, as provided in your contract.

To qualify, a licensed hospital must be (1) licensed as a hospital by the state in which it is located; (2) supervised by a staff of licensed physicians; and (3) operated primarily for the care and treatment of sick and injured inpatients for a charge. A long term care facility includes (1) a skilled nursing facility; (2) an intermediate care facility; or (3) a residential care facility. The long term care facility must be (1) licensed by an appropriate licensing agency to provide nursing care; (2) provide 24-hour-a-day nursing services; (3) have a doctor available for emergency situations; 4) have a nurse on duty or on call at all times; (5) maintain clinical records; and (6) have appropriate methods for administering drugs. A long term care facility does not include (1) an institution that primarily treats drug addiction or alcoholism; (2) a home for the aged or mentally ill; (3) a community living center; or (4) an institution that primarily provides residency or retirement care.

This waiver may be subject to other limitations described in your contract.

PRO.120636-08                                                                                   28

Terminal Illness Withdrawal. Subject to state availability and where allowed by law, if you develop a terminal illness, you may request a full withdrawal of the unloaned contract value equal to the death benefit (including, if applicable, the death benefit due under one of the optional death benefit riders). In order for this benefit to be paid, the diagnosis of the terminal illness must occur prior to entering the income phase, and notice acceptable to us must be received prior to entering the income phase and during your lifetime.

Exercise of this provision is subject to the following conditions. We must receive notice that you have been diagnosed with a terminal illness by a physician licensed to practice medicine and treat illness or injury in the state which the treatment is received and who is acting within the scope of that license. At our expense, we reserve the right to have a physician of our choice examine you, and reserve the right to rely upon the diagnosis of a physician we choose. For purposes of this provision, notice of terminal illness means a written statement, signed by a physician, that: a) gives the physician’s diagnosis of your noncorrectable medical condition; b) includes documentation supported by clinical, radiological or laboratory evidence of the condition; and c) states that, within reasonable medical certainty, the noncorrectable medical condition will result in your death in six (6) months or less from the date of the notice.

Only one withdrawal may be made under this provision. The withdrawal will be paid in lieu of any other benefit payable under the contract. No benefit will be paid if your terminal illness is the result of self-inflicted injuries. This provision may be subject to other limitations described in your contract.

For 403(b) contracts, this withdrawal is only available if you otherwise are allowed to make a withdrawal under Tax
Code section 403(b)(11). See “Taxation.”

10% Free Out. During any contract year the contract owner may withdraw a portion of the contract value without an early withdrawal charge.

For each contract year, the amount available for withdrawal without an early withdrawal charge will equal amounts attributable to earnings, plus eligible purchase payments. Eligible purchase payments include all purchase payments not subject to the early withdrawal charge, plus 10% of the remaining purchase payments at the beginning of a contract year that are still subject to an early withdrawal charge, plus 10% of purchase payments received during that contract year.

Partial Withdrawal Processing Fee. We reserve the right to charge a partial withdrawal processing fee not to exceed the lesser of $25 or 2.0% of the amount withdrawn. We are not currently applying this fee.

Annual Contract Charge

Maximum Amount. $30.00 for transfer premium series contracts, $35.00 for flexible premium series contracts.

When/How. Each year during the accumulation phase we deduct this fee from your contract value invested in the subaccounts. We deduct it on your contract anniversary and at the time of full withdrawal.

Purpose. This fee reimburses us for our administrative expenses related to the establishment and maintenance of your contract.

Waiver. We reserve the right to waive the annual contract charge under certain circumstances such as if your contract value exceeds $50,000 on the date this fee is to be deducted. However, we reserve the right to reinstate the fee on contracts qualifying for this waiver.

Transfer Charge

Amount. We do not currently charge a transfer fee. However, we reserve the right to charge a fee of $25 per transfer for any transfer and to limit the number of transfers.

Purpose. This charge reimburses us for administrative expenses associated with transferring your dollars among investment options.

PRO.120636-08                                                                                   29

Redemption Fees

Certain funds may deduct redemption fees as a result of withdrawals, transfers, or other fund transactions you initiate. If applicable, we may deduct the amount of any redemption fees imposed by the underlying mutual funds as a result of withdrawals, transfers, or other fund transactions you initiate.

Redemption fees, if any, are separate and distinct from any transaction charges or other charges deducted from your contract value. For a more complete description of the funds' fees and expenses, review each fund's prospectus.

FEES DEDUCTED FROM INVESTMENTS IN THE SEPARATE ACCOUNT

Mortality and Expense Risk Charges

Maximum Amount. The amount of this charge, on an annual basis, is equal to 1.40% of the daily value of amounts invested in the subaccounts. This charge is deducted daily.

When/How. We deduct these charges daily from the subaccounts corresponding to the funds you select. We do not deduct these charges from the fixed interest options.

Purpose. These charges compensate us for mortality and expense risks we assume under the contracts.

▷	The mortality risks are those risks associated with our promise to make lifetime payments based on annuity rates specified in the contracts and our funding of the death benefits and other payments we make to owners or beneficiaries of the contracts.
▷	The expense risk is the risk that the actual expenses we incur under the contracts will exceed the maximum costs that we can charge.

If the amount we deduct for this fee is not enough to cover our mortality costs and expenses under the contracts, we will bear the loss. We may use any excess to recover distribution costs relating to the contract and as a source of profit. We expect to make a profit from this fee.

Administrative Charge

Maximum Amount. The maximum administrative charge under the contract, on an annual basis, is equal to 0.20%
of the daily value of amounts invested in the subaccounts.

When/How. We deduct this charge quarterly, and at the time of a full withdrawal, from the subaccount corresponding to the funds you select. We do not deduct these charges from the fixed interest options.

Purpose. This charge helps defray the cost of providing administrative services under the contract and the subaccounts. There is not necessarily a relationship between the amount of the charge imposed on any given contract and the amount of expenses that may be attributable to that contract.

Optional Death Benefit Rider Charges

In addition to the standard death benefit, you may purchase one of two optional death benefit riders that you may elect at issue, subject to state availability. There is an additional charge if you have selected the Return of Purchase
Payment Death Benefit or Annual Stepped Up Death Benefit. Charges for these optional death benefit riders are as follows:

Return of Purchase Payment Death Benefit: 0.05% annually, assessed on the average daily separate account contract value and deducted proportionally from amounts invested in the subaccounts on a quarterly basis and upon full withdrawal. Upon full withdrawal of the contract, we will deduct the fee that has accumulated since the last quarterly charge.

Annual Stepped Up Death Benefit: 0.25% annually, assessed on the average daily separate account contract value and deducted proportionally from amounts invested in the subaccounts on a quarterly basis and upon full withdrawal. Upon full withdrawal of the contract, we will deduct the fee that has accumulated since the last quarterly charge.

See “Death Benefit” for further details on the optional death benefit riders.

PRO.120636-08                                                                                   30

Optional Living Benefit Rider Charges (Transfer Premium Series Contracts Only)

Subject to state availability, you may purchase one of the optional living benefit riders at issue, or on your first through third contract anniversary. There is an additional charge if you select either the Minimum Guaranteed
Accumulation Benefit (“MGAB”) rider or the Minimum Guaranteed Withdrawal Benefit (“MGWB”) rider. Charges for these optional living benefit riders are as follows:

Minimum Guaranteed Accumulation Benefit Rider:
Current Charge: 0.35% annually, assessed on the Guaranteed Accumulation Benefit Amount as of the
valuation date (as defined in the “Optional Living Benefit Riders” section) immediately preceding the date deducted, deducted quarterly from amounts invested in the subaccounts and upon full withdrawal of the contract, we will deduct the fee that has accumulated since the last quarterly charge. For an explanation of how the Guaranteed Accumulation Benefit Amount is calculated, see “Optional Living Benefit Riders–Minimum
Guaranteed Accumulation Benefit (“MGAB”) Rider.”

Maximum Charge: 1.0% annually, assessed on the Guaranteed Accumulation Benefit Amount as of the
valuation date (as defined in the “Optional Living Benefit Riders” section) immediately preceding the date deducted, deducted quarterly from amounts invested in the subaccounts.

For an explanation of how the Guaranteed Accumulation Benefit Amount is calculated, see “Optional Living
Benefit Riders–Minimum Guaranteed Accumulation Benefit (“MGAB”) Rider.”

Because an election to Reset the MGAB rider may have the effect of increasing the Guaranteed Accumulation
Benefit Amount, and because the charge for the MGAB rider is based upon the Guaranteed Accumulation
Benefit Amount, an election to Reset the MGAB rider may result in higher charges (as expressed in dollars)
even if we have not raised the percentage charge. See “Optional Living Benefit Riders–Minimum Guaranteed
Accumulation Benefit Rider.”

Minimum Guaranteed Withdrawal Benefit Rider:
Current Charge: 0.55% annually, assessed on the Guaranteed Withdrawal Base as of the valuation date (as defined in the “Optional Living Benefit Riders” section) immediately preceding the date deducted, deducted quarterly from amounts invested in the subaccounts and upon full withdrawal. Upon full withdrawal of the contract, we will deduct the fee that has accumulated since the last quarterly charge. For an explanation of how the Guaranteed Withdrawal Base is calculated, see “Optional Living Benefit Riders–Guaranteed Withdrawal
Base.”

Maximum Charge: 1.50% annually, assessed on the Guaranteed Withdrawal Base as of the valuation date (as defined in the “Optional Living Benefit Riders” section) immediately preceding the date deducted, deducted quarterly from amounts invested in the subaccounts and upon full withdrawal. Upon full withdrawal of the contract, we will deduct the fee that has accumulated since the last quarterly charge. For an explanation of how the Guaranteed Withdrawal Base is calculated, see “Optional Living Benefit Riders–Guaranteed Withdrawal
Base.”

Because an election to Reset the MGWB rider may have the effect of increasing the Guaranteed Withdrawal
Base, and because the charge for the MGWB rider is based upon the Guaranteed Withdrawal Base, an election to Reset the MGWB rider may result in higher charges (as expressed in dollars) even if we have not raised the percentage charge. See “Optional Living Benefit Riders–Minimum Guaranteed Withdrawal Benefit Rider.”

REDUCTION OR ELIMINATION OF CERTAIN FEES

When sales of the contract are made to individuals or a group of individuals in a manner that results in savings of sales or administrative expenses, we may reduce or eliminate the early withdrawal charge, the mortality and expense risk charge, the contract charge, or the administrative expense charge. Our decision to reduce or eliminate any of these fees will be based on one or more of the following:

▷	The size and type of group to whom the contract is offered;
▷	The type and frequency of administrative and sales services provided;
▷	The use by an employer of automated techniques in submitting purchase payments or information related to purchase payments on behalf of its employees;
▷	Any other circumstances which reduce distribution or administrative expenses; or
▷	Regulatory requirements.

PRO.120636-08                                                                                   31

The reduction or elimination of any of these fees will not be unfairly discriminatory against any person and will be done according to our rules in effect at the time the contract is issued. We reserve the right to change these rules from time to time. The right to reduce or eliminate any of these fees may be subject to state approval.

The exact amount of contract charges applicable to a particular contract will be stated in that contract. For contracts issued as funding vehicles for Tax Code section 403(b) plans, early withdrawal charges may be waived under certain circumstances.

FUND FEES AND EXPENSES

As shown in the fund prospectuses and described in the “Fees Deducted by the Funds” section of this prospectus, each fund deducts management fees from the amounts allocated to the fund. In addition, each fund deducts other expenses, which may include service fees that may be used to compensate service providers, including the
Company and its affiliates, for administrative and contract owner services provided on behalf of the fund.
Furthermore, certain funds deduct a distribution or 12b-1 fee, which is used to finance any activity that is primarily intended to result in the sale of fund shares. For a more complete description of the funds’ fees and expenses, review each fund’s prospectus.

The Company or its U.S. affiliates receive substantial revenue from each of the funds or the funds’ affiliates, although the amount and types of revenue vary with respect to each of the funds offered through the contract. This revenue is one of several factors we consider when determining contract fees and charges and whether to offer a fund through our contracts. Fund revenue is important to the Company’s profitability, and it is generally more profitable for us to offer affiliated funds than to offer unaffiliated funds.

In terms of total dollar amounts received, the greatest amount of revenue generally comes from assets allocated to funds managed by Directed Services LLC or other Company affiliates, which funds may or may not also be subadvised by a Company affiliate. Assets allocated to funds managed by a Company affiliate but subadvised by unaffiliated third parties generally generate the next greatest amount of revenue. Finally, assets allocated to unaffiliated funds generate the least amount of revenue. The Company expects to make a profit from this revenue to the extent it exceeds the Company’s expenses, including the payment of sales compensation to our distributors.

Types of Revenue Received from Affiliated Funds

Affiliated funds are (a) funds managed by Directed Services LLC or other Company affiliates, which may or may not also be subadvised by another Company affiliate; and (b) funds managed by a Company affiliate but that are subadvised by unaffiliated third parties.

Revenues received by the Company from affiliated funds may include:

•	A share of the management fee deducted from fund assets;
•	Service fees that are deducted from fund assets;
•	For certain share classes, the Company or its affiliates may also receive compensation paid out of 12b-1 fees that are deducted from fund assets; and
•	Other revenues that may be based either on an annual percentage of average net assets held in the fund by the Company or a percentage of the fund’s management fees.

These revenues may be received as cash payments or according to a variety of financial accounting techniques which are used to allocate revenue and profits across the organization. In the case of affiliated funds subadvised by unaffiliated third parties, any sharing of the management fee between the Company and the affiliated investment adviser is based on the amount of such fee remaining after the subadvisory fee has been paid to the unaffiliated subadviser. Because subadvisory fees vary by subadviser, varying amounts of revenue are retained by the affiliated investment adviser and ultimately shared with the Company.

Types of Revenue Received from Unaffiliated Funds

Revenue received from each of the unaffiliated funds or their affiliates is based on an annual percentage of the average net assets held in that fund by the Company. Some unaffiliated funds or their affiliates pay us more than others and some of the amounts we receive may be significant.

PRO.120636-08                                                                                   32

Revenues received by the Company or its affiliates from unaffiliated funds include:

•	For certain funds, compensation paid from 12b-1 fees or service fees that are deducted from fund assets; and
•	Additional payments for administrative, recordkeeping or other services that we provide to the funds or their affiliates, such as processing purchase and redemption requests, and mailing fund prospectuses, periodic reports and proxy materials.

These revenues are received as cash payments, and if the unaffiliated fund families currently offered through the contract were individually ranked according to the total amount they paid to the Company or its affiliates in 2007, in connection with the registered variable annuity contracts issued by the Company, that ranking would be as follows:

1. 2. 3. 4.	Columbia Wanger Asset Management Franklin Templeton Investments PIMCO Funds American Funds	5. 6. 7.	Pioneer Investments Oppenheimer Funds Lord Abbett Funds

Some of the fund families listed above may not have paid any such amounts in 2007. If the revenues received from affiliated funds were included in the table above, payments from Directed Services LLC and other Company affiliates would be first on the list.

In addition to the types of revenue received from affiliated and unaffiliated funds described above, affiliated and unaffiliated funds and their investment advisers, subadvisers or affiliates may participate at their own expense in
Company sales conferences or educational and training meetings. In relation to such participation, a fund’s investment adviser, subadviser or affiliate may help offset the cost of the meetings or sponsor events associated with the meetings. In exchange for these expense offset or sponsorship arrangements, the investment adviser, subadviser or affiliate may receive certain benefits and access opportunities to Company sales representatives and wholesalers rather than monetary benefits. These benefits and opportunities include, but are not limited to co-
branded marketing materials; targeted marketing sales opportunities; training opportunities at meetings; training modules for sales personnel; and opportunity to host due diligence meetings for representatives and wholesalers.

Certain funds may be structured as “fund of funds” (including the ING Solution and ING VP Strategic Allocation portfolios) or “Master-Feeder” funds (including the ING Fidelity VIP Portfolios). The funds may have higher fees and expenses than a fund that invests directly in debt and equity securities because they also incur the fees and expenses of the underlying funds in which they invest. These funds are affiliated funds, and the underlying funds in which they invest may be affiliated as well. The fund prospectuses disclose the aggregate annual operating expenses of each portfolio and its corresponding underlying fund or funds. These funds are identified in the investment option list on the front of this prospectus.

Please note certain management personnel and other employees of the Company or its affiliates may receive a portion of their total employment compensation based on the amount of net assets allocated to affiliated funds. See
“Contract Distribution.”

PREMIUM AND OTHER TAXES

Maximum Amount. Some states and municipalities charge a premium tax on annuities. These taxes currently range from 0.0% to 4.0%, depending upon the jurisdiction.

When/How. We reserve the right to deduct a charge for premium taxes from your contract value or from purchase payments to the contract at any time, but not before there is a tax liability under state law. For example, we may deduct a charge for premium taxes from purchase payments as they are received, or from the contract value immediately before you commence income phase payments, as permitted or required by applicable law.

In addition, we reserve the right to assess a charge for any federal taxes due against the separate account. See
“Taxation.”

PRO.120636-08                                                                                   33

  Your Contract Value

During the accumulation phase your contract value at any given time equals:

▷	The current dollar value of amounts invested in the subaccounts; plus
▷	The current dollar value of amounts invested in the fixed interest options, including interest earnings to date; plus
▷	The current dollar value of amounts equal to the outstanding loan balance that is segregated as security for a loan; less
▷	Prior withdrawals (including early withdrawal charges); less
▷	Applicable taxes.

Subaccount Accumulation Units. When you select a fund as an investment option, you invest in “accumulation units” of the Separate Account N subaccount corresponding to that fund. The subaccount invests directly in the fund shares. The value of your interests in a subaccount is expressed as the number of accumulation units you hold multiplied by an “accumulation unit value,” as described below, for each unit.

Accumulation Unit Value (AUV). The value of each accumulation unit in a subaccount is called the accumulation unit value or AUV. The AUV varies daily in relation to the underlying fund’s investment performance. The value also reflects deductions for fund fees and expenses and the mortality and expense risk charges. We discuss these deductions in more detail in “Fee Table” and “Fees.”

Valuation. We determine the AUV every normal business day that the New York Stock Exchange (NYSE) is open, after the close of the NYSE (normally at 4:00 p.m. Eastern Time). At that time we calculate the current AUV by multiplying the AUV last calculated by the “net investment factor” of the subaccount. The net investment factor measures the investment performance of the subaccount from one valuation to the next.

Net Investment Factor. The net investment factor for a subaccount between two consecutive valuations equals the sum of 1.0000 plus the net investment rate.

Net Investment Rate. The net investment rate is computed according to a formula that is equivalent to the following:

▷	The net assets of the fund held by the subaccount as of the current valuation; minus
▷	The net assets of the fund held by the subaccount at the preceding valuation; plus or minus
▷	Taxes or provisions for taxes, if any, due to subaccount operations (with any federal income tax liability offset by foreign tax credits to the extent allowed); divided by
▷	The total value of the subaccount’s units at the preceding valuation; minus
▷	A daily deduction for the mortality and expense risk charges and any other fees deducted daily from investments in the separate account, if any. See “Fees.”

The net investment rate may be either positive or negative.

PRO.120636-08                                                                                   34

Hypothetical Illustration. As a hypothetical illustration assume that your initial purchase payment to a qualified contract is $5,000 and you direct us to invest $3,000 in Fund A and $2,000 in Fund B. Also assume that on the day we receive the purchase payment the applicable AUVs after the next close of business of the New York Stock
Exchange are $10 for Subaccount A and $20 for Subaccount B. Your contract is credited with 300 accumulation units of Subaccount A and 100 accumulation units of Subaccount B.

Step 1: You make an initial purchase payment of $5,000.		$5,000 Purchase Payment
Step 1 ||
ReliaStar Life Insurance Company
Step 2:		Step 2 ||
A.	You direct us to invest $3,000 in Fund A. The purchase payment purchases 300 accumulation units of Subaccount A ($3,000 divided by the current $10 AUV).	Separate Account N
B.	You direct us to invest $2,000 in Fund B. The purchase payment purchases 100 accumulation units of Subaccount B ($2,000 divided by the current $20 AUV).	Subaccount A 300 accumulation units	Subaccount B 100 accumulation units	Etc.
		||	Step 3	||
Step 3: The separate account purchases shares of the applicable funds at the then current market value (net asset value or NAV).		Mutual Fund A		Mutual Fund B

Each fund’s subsequent investment performance, expenses and charges, and the daily charges deducted from the subaccount, will cause the AUV to move up or down on a daily basis.

Purchase Payments to Your Contract. If all or a portion of your initial purchase payment is directed to the subaccounts, it will purchase subaccount accumulation units at the AUV next computed after our acceptance of your application as described in “Purchase and Rights.” Subsequent purchase payments or transfers directed to the subaccounts will purchase subaccount accumulation units at the AUV next computed following our receipt of the purchase payment or transfer request in good order. The AUV will vary day to day.

PRO.120636-08                                                                                   35

Withdrawals
Taxes, Fees and
Deductions
Amounts withdrawn may
be subject to one or more
of the following:
▷   Early Withdrawal
      Charge (see “Fees–Early
      Withdrawal Charge”)
▷   Administrative Expense
      Charge (see “Fees–
      Administrative Expense
      Charge”)
▷   Annual Contract Charge
      (see “Fees–Annual
      Contract Charge”)
▷   Partial Withdrawal
      Processing Fee (see
      “Fees–Early Withdrawal
      Charge”)
▷   Redemption Fees (see
      “Fees–Redemption
      Fees”)
▷   Tax Penalty (see
      “Taxation”)
▷   Tax Withholding (see
      “Taxation”)
▷   Optional Living Benefit
      Rider Charges (see
      “Fees–Optional Living
      Benefit Rider Charges)
      (Transfer Premium
      Series Contracts Only)”)
▷   Optional Death Benefit
      Rider Charges (see
      “Fees–Optional Death
      Benefit Rider Charges”)

To determine which may
apply to you, refer to the
appropriate sections of this
prospectus, contact your
sales representative or call
us at the number listed in
“Contract Overview–
Questions: Contacting the
Company.”

Withdrawal Value: Your
contract value less any
outstanding loan balance
and any applicable early
withdrawal charges.	Subject to any applicable retirement plan or Tax Code restrictions (see
“Withdrawal Restrictions” below), you may withdraw all or a portion of your withdrawal value invested in the subaccounts at any time during the accumulation phase. Withdrawals from amounts in the fixed interest options may be subject to additional restrictions. See “Appendix I–Fixed Accounts.” If you have purchased the MGWB rider, see “Optional Living Benefit Riders.”

Steps for Making A Withdrawal
▷   Select the withdrawal amount.
      (1) Full Withdrawals: You will receive your withdrawal value, reduced by any applicable tax, redemption fees, annual contract charge, administrative expense charge, and optional death benefit rider and optional living benefit charges.
      (2) Partial Withdrawals: You may request withdrawal of either:
      ▷   A gross amount, in which case the applicable early withdrawal charge, redemption fees, and taxes will be deducted from the gross amount requested; or
      ▷   A specific amount after deduction of the applicable early withdrawal charge, redemption fess, and taxes.
            Requests for partial withdrawals are subject to the following conditions:
▷   The minimum amount of any partial withdrawal must be $1,000;
▷   The contract value may not fall below the greater of $1,000 or any outstanding loan balance divided by 85%;
▷   We may charge a processing fee of $25 or, if less, 2.0% of the amount withdrawn;
▷   Unless otherwise agreed to by us, we will withdraw dollars in the same proportion as the values you hold in the investment options in which you have a contract value; and
▷   You must properly complete a disbursement form and deliver it to our
      Administrative Service Center.

Withdrawal Restrictions.
Some plans may have other limits on withdrawals, other than or in addition to those listed below.
▷   Section 403(b)(11) of the Tax Code generally prohibits withdrawals under
      403(b) contracts prior to your death, disability, attainment of age 59½, severance from employment, or financial hardship of the following:
      (1) Salary reduction contributions made after December 31, 1988; and
      (2) Earnings on those contributions and earnings on amounts held before 1989 and credited after December 31, 1988. Income attributable to salary reduction contributions and credited on or after January 1, 1989, may not be distributed in the case of hardship. Other withdrawals may be allowed as provided for under the Tax Code or regulations.

▷   Effective January 1, 2009, the new 403(b) regulations impose restrictions on the distribution of 403(b) employer contributions under certain contracts. See
      “Taxation of Qualified Contracts–Distributions–403(b) Plans.

▷   Participants in the Texas Optional Retirement Program. You may not receive any distribution before retirement, except upon becoming disabled, as defined in the Tax Code or terminating employment with Texas public institutions of higher learning. Conditions under which you may exercise the right to withdraw and the right to advance the date on which an income phase payment option is to begin are limited. These restrictions are imposed by reason of the
Texas Attorney General’s interpretation of Texas law.

PRO.120636-08                                                                                   36

Calculation of Your Withdrawal.  We determine your contract value every normal business day that the New York
Stock Exchange (NYSE) is open, after the close of the NYSE (normally at 4:00 p.m. Eastern Time). We pay withdrawal amounts based on your contract value as of the next valuation date after we receive a request for withdrawal in good order at our Administrative Service Center.

Delivery of Payment.  Payments for withdrawal requests will be made in accordance with SEC requirements.
Normally, your withdrawal amount will be sent no later than seven calendar days following our receipt of your properly-completed disbursement form in good order. No interest will accrue on amounts represented by uncashed withdrawal checks.

 Loans

Loans Available from Certain Qualified Contracts.  If allowed by the contracts and the qualified plan for which the contract is issued (where applicable), a loan may be available from the contract value prior to your election of an income phase payment option or the annuitant’s attainment of age 70½. Additional restrictions may apply under the
Tax Code, your plan or due to our administrative practices or those of a third party administrator selected by your plan sponsor. Loans are not allowed from nonqualified contracts, IRA, or Roth IRA contracts. We reserve the right not to grant a loan request if you have an outstanding loan in default.

If you purchase the MGAB rider, loans may adversely impact the additional amount paid under the rider, and there may be adverse tax consequences from taking a loan while the rider is in effect. Loans are not available if you have purchased the MGWB rider. Please consult with a qualified financial or tax adviser.

A loan may be requested by properly completing the loan request form and submitting it to our Administrative
Service Center. Read the terms of the loan agreement before submitting any request.

Charges.  Loans may be subject to any applicable early withdrawal charge. We reserve the right to charge a processing fee not to exceed $25. Interest will be charged on loaned amounts. The difference between the rate charged and the rate credited on loans under your contract is currently 2.5% per annum (i.e., a 2.5% loan interest rate spread). We reserve the right to apply a loan interest rate spread of up to 3.0% per annum.

Systematic Withdrawals
A systematic withdrawal is a series of automatic partial withdrawals from your contract based on a payment method you select. You may elect to withdraw a specified dollar amount or a percentage of the contract value on a monthly, quarterly, semiannual or annual basis. The amount of each systematic withdrawal must be at least $100.

Systematic Withdrawal Availability.  We reserve the right to modify or discontinue offering systematic withdrawals. However, any such modification or discontinuation will not affect any systematic withdrawals already in effect. We may add additional systematic withdrawal options from time to time.

Requesting a Systematic Withdrawal.  To request systematic withdrawals and to assess terms and conditions that may apply, contact your sales representative at the number listed in “Contract Overview–Questions: Contacting the Company.”

Terminating Systematic Withdrawals.  You may discontinue systematic withdrawals at any time by submitting a written request to our Administrative
Service Center.

Charges.  Systematic withdrawals are subject to early withdrawal charges. Although we currently do not impose a processing fee, we reserve the right to charge a processing fee not to exceed the lesser of 2.0% or $25.

Taxation.  Systematic withdrawals and revocations of elections may have tax consequences. Amounts withdrawn may be included in your gross income in the year in which the withdrawal occurs, and withdrawals prior to your reaching age
59½ may also be subject to a 10% federal tax penalty. If you are concerned about
tax implications, consult a qualified tax adviser.	Features of a Systematic
  Withdrawal
  A systematic withdrawal
  allows you to receive
  regular payments from your
  contract without moving
  into the income phase. By
  remaining in the
  accumulation phase, you
  retain certain rights and
  investment flexibility not
  available during the income
  phase. Because the contract
  remains in the accumulation
  phase, all accumulation
  phase charges continue to
apply.

PRO.120636-08                                                                                   37

Death Benefit
This section provides
information about the death
benefit during the accumulation
phase. For death benefit
information applicable to the
income phase, see “The Income
Phase.”

Terms to Understand

Annuitant(s): The person(s) on
whose life(lives) or life
expectancy(ies) the income
phase payments are based.

Beneficiary(ies): The person(s)
or entity(ies) entitled to receive
death benefit proceeds under the
contract.

Contingent Beneficiary: The
person(s) or entity(ies)
designated to receive death
benefit proceeds under the
contract if no beneficiary is alive
when the death benefit is due.

Death Benefit Valuation Date:
The valuation date following the
date we receive both proof of
your death and the beneficiary’s
written request in a form which
we approve for either a lump
sum payment or an income
phase payment option. Please
contact our Administrative
Service Center to learn what
information is required for a
request for payment of the death
benefit to be in good order.
Generally, a request is
considered to be in “good order”
when it is signed, dated and
made with such clarity and
completeness that we are not
required to exercise any
discretion in carrying it out.	Definitions. The following terms are used in this section:

Adjusted Purchase Payment Total. An amount equal to the amount of the first purchase payment, plus subsequent purchase payments, minus a pro-
rata share of partial withdrawals. For each partial withdrawal, the Adjusted
Purchase Payment Total is reduced pro-rata by multiplying it by the fraction of A divided by B (A/B), where:

1. A is the contract value immediately after a partial withdrawal; and
2. B is the contract value immediately before a partial withdrawal.

Highest Anniversary Value. An amount calculated under the Annual
Stepped Up Death Benefit. On the date the contract is issued, it is equal to the initial purchase payment. Thereafter, the Highest Anniversary Value is calculated on each contract anniversary and is increased by the amount of each subsequent purchase payment and reduced pro-rata for each subsequent partial withdrawal. The pro-rata adjustment for each partial withdrawal is equal to the Highest Anniversary Value as of that date, multiplied by the fraction A divided by B, (A/B), where:

1. A is the contract value immediately after a partial withdrawal; and
2. B is the contract value immediately before a partial withdrawal.

On each contract anniversary prior to the contract owner’s 81st birthday, the Highest Anniversary Value will be equal to the greater of the current
Highest Anniversary Value or the contract value on the date of the contract anniversary. After you reach your 81st birthday, the Highest Anniversary
Value will be the Highest Anniversary Value that was calculated on the last contract anniversary prior to your 81st birthday.

The following example illustrates the application of the Highest
Anniversary Value.

If your initial purchase payment is $100,000, then your Highest
Anniversary Value initially is $100,000. If on your next contract anniversary your contract value has grown to $115,000 and no additional premium or partial withdrawals occurred, then your Highest Anniversary
Value is reset to $115,000, as long as you are under age 81. If you then submit a $5,000 premium deposit, your Highest Anniversary Value is adjusted upward by $5,000 to $120,000. If in the same year you then request a $40,000 withdrawal and your contract value has increased to
$125,000 (but your Highest Anniversary Value is still $120,000), then:

         A = $125,000 - $40,000 = $85,000
         B = $125,000
         A/B = $85,000/$125,000 = 0.68

Therefore your Highest Anniversary Value after the withdrawal is $120,000
x 0.68, or $81,600.

If on your next contract anniversary your contract value has grown to $90,000 and no additional premium or partial withdrawals occurred, then your Highest Anniversary Value is reset to $90,000, unless you are age 81 or older.
Once you turn age 81 your Highest Anniversary Value is locked in and will not continue to reset.

When is a Death Benefit Payable? During the accumulation phase a death benefit is payable when the contract holder dies, or in the case of a contract owned by a non-natural person, like a trust, when the annuitant dies. The amount of the death benefit is determined on the Death Benefit Valuation Date (see sidebar), which is generally the next time we value your contract following the date on which we receive proof of death and a payment request in good order. Until we receive proof of death and a request for payment from the beneficiary, contract value will remain invested as at the time of your death, and no distribution will be made.

PRO.120636-08                                                                                   38

Who Receives Death Benefit Proceeds? If you would like certain individuals or entities to receive the death benefit when it becomes payable, you may name them as your beneficiaries and/or contingent beneficiaries. Unless you have instructed us otherwise, if more than one beneficiary has been named, the payment will be paid in equal shares. If you die and no beneficiary or contingent beneficiary exists, or if the beneficiary or contingent beneficiary is not living on the date payment is due, the death benefit will be paid in a lump sum to your estate. If you have a nonqualified contract and there are joint owners, death benefit proceeds are paid first to the surviving joint owner. If there is no surviving joint owner, then death benefit proceeds are payable to the beneficiaries you have named as described above. In addition, for nonqualified contracts, if the designated beneficiary is the contract owner’s surviving legal spouse, the surviving legal spouse has the option to continue the contract as the contract owner.

Designating Your Beneficiary. You may designate a beneficiary on your application and may change the designated beneficiary at any time before income phase payments begin by sending us a written request. Upon our receipt of your written request in good order (see “Contract Overview–Questions: Contacting the Company”), we
will process the change effective the date it was signed. Any change in beneficiary will not affect any payments made or affect any actions taken by us before the request was received. We are not responsible for the validity of any beneficiary change.

Standard Death Benefit

If you (for contracts owned by a natural person), or the annuitant (for contracts owned by a non-natural person) die prior to the income phase, the person you have chosen to be your beneficiary will receive a death benefit. The death benefit will be the contract value less any outstanding loan.

For contracts owned by a natural person, if the annuitant dies and is not the same as the contract owner, the contract owner will automatically be named as the new annuitant and no death benefit will be payable. However, in that situation the contract owner may surrender the contract, subject to any applicable withdrawal charges.

Death Benefit Riders. There are two death benefit riders available under the contract, the Return of Purchase
Payment Death Benefit Rider and the Annual Stepped Up Death Benefit Rider. There is an additional charge for the
Return of Purchase Payment and Annual Stepped Up Death Benefit Riders, and you may only elect one of the riders.

For contracts owned by a natural person, if the annuitant dies and is not the same as the contract owner, the contract owner will automatically be named as the new annuitant and no death benefit will be payable. However, in that situation, the contract owner may surrender the contract, subject to any applicable withdrawal charges.

Return of Purchase Payment Death Benefit Rider

Charge. There is an extra charge if you elect the Return of Purchase Payment Death Benefit Rider, equal to 0.05%
annually of your average daily separate account contract value. This charge is deducted quarterly and upon full withdrawal of the contract from the subaccounts in proportion to each available subaccount’s proportionate percentage of the total separate account contract value as of the valuation date immediately preceding the date of deduction. Upon full withdrawal of the contract, we will deduct the fee that has accumulated since the last quarterly charge.

Election. The Return of Purchase Payment Death Benefit Rider may be elected only on the date the contract is issued, and will remain in effect until:

1.	The entire withdrawal value of the contract is withdrawn;
2.	Death benefit proceeds become payable under the contract;
3.	The contract is terminated in accordance with its provisions; or
4.	Income phase payments begin.

Death Benefit Amount. If you elect the Return of Purchase Payment Death Benefit Rider, the amount of the death benefit is the greater of A or B, less any outstanding loan balance, where:

1.	A is the contract value on the Death Benefit Valuation Date; and
2.	B is the Adjusted Purchase Payment total.

PRO.120636-08                                                                                   39

Annual Stepped Up Death Benefit Rider

Charge. There is an extra charge if you elect the Annual Stepped Up Death Benefit Rider, equal to 0.25% annually of your average daily separate account contract value. This charge is deducted quarterly and upon full withdrawal of the contract from the subaccounts in proportion to each available subaccount’s proportionate percentage of total separate account contract value as of the valuation date immediately preceding the date of deduction. Upon full withdrawal of the contract, we will deduct the fee that has accumulated since the last quarterly charge.

Election. The Annual Stepped Up Death Benefit Rider may be elected only on the date the contract is issued, and will remain in effect until:

1.	The entire withdrawal value of the contract is withdrawn;
2.	Death benefit proceeds become payable under the contract;
3.	The contract is terminated in accordance with its provisions; or
4.	Income phase payments begin.

Death Benefit Amount. If you elect the Annual Stepped Up Death Benefit Rider, the amount of the death benefit is equal to the greater of A, B, or C (less any outstanding loan balance), where:

A is the contract value on the Death Benefit Valuation Date; and
B is the Adjusted Purchase Payment Total; and
C is the Highest Anniversary Value.

Payment of the Death Benefit Before Income Phase Payments Begin:

The beneficiary may choose one of the following three methods of payment:

1.	Receive a lump sum payment; or
2.	Apply some or all of the death benefit to any of the income phase payment options (in no event may payments to a beneficiary extend beyond the beneficiary’s life expectancy or any period certain greater than the beneficiary’s life expectancy); or
3.	Any other distribution method acceptable to us.

The timing and manner of payment are subject to the Tax Code’s distribution rules (see “Taxation”). In general, the death benefit must be applied to either an income phase payment option within one year of the contract holder’s or annuitant’s death or the entire contract value must be distributed within five years of the contract holder’s or annuitant’s date of death. An exception to this provision for nonqualified contracts applies if the designated beneficiary is the surviving spouse, in which case the beneficiary may continue the contract as the successor contract holder and generally may exercise all rights under the contract. Please see your contract for more details.

Requests for payment of the death benefit in a lump-sum will be paid within seven days following the next valuation date after we receive proof of death and a request for payment. Requests for continuing income phase payments or another form of distribution method must be in writing and received by us within the time period allowed by the Tax Code or the death benefit will be paid in a lump-sum and the contract will be canceled.

Unless the beneficiary elects otherwise, lump-sum payments will generally be made into an interest bearing account that is backed by our general account. This account can be accessed by the beneficiary through a checkbook feature.
The beneficiary may access death benefit proceeds at any time through the checkbook without penalty. Interest credited on this account may be less than under other settlement options available under the contract.

Taxation. In general, payments received by your beneficiary after your death are taxed to the beneficiary in the same manner as if you had received those payments. Additionally, your beneficiary may be subject to tax penalties if he or she does not begin receiving death benefit payments within the timeframe required by the Tax Code. See
“Taxation.”

PRO.120636-08                                                                                   40

 The Income Phase

During the income phase you stop contributing dollars to your contract and start receiving payments from your accumulated contract value.

Initiating Payments. To start receiving income phase payments, you must notify us in writing of all of the following:

▷	Payment start date;
▷	Income phase payment option (see the income phase payment options table in this section); and
▷	Choice of fixed, variable or a combination of both fixed and variable payments.

Your contract will continue in the accumulation phase until you properly initiate income phase payments. If you have not selected a required minimum distribution method, we will provide an income phase payment option to you at age 85, unless you notify us otherwise in writing. You may change the income phase payment option by notifying us in writing before the payment start date. Once an income phase payment option is selected, it may not be changed.

What Affects Payment Amounts. Some of the factors that may affect the amount of your income phase payments include your age, gender (under some contracts), contract value, the income phase payment option selected and whether you select fixed, variable or a combination of both fixed and variable payments.

Fixed Payments. Amounts funding fixed income phase payments will be held in the Company’s general account.
The amount of fixed payments does not vary with investment performance over time.

Variable Payments. Amounts funding your variable income phase payments will be held in the available subaccount(s) you select. Payment amounts will vary depending upon the performance of the subaccounts you select. For more information about how variable income phase payments are determined, call us for a copy of the
Statement of Additional Information. See “Contract Overview–Questions: Contacting the Company.”

Transfers. After income phase payments begin, you may transfer between subaccounts once per year.

Assumed Net Investment Rate. If you select variable income phase payments, an assumed net investment rate of
5.0% or 3.5% must also be selected. If you select a 5.0% rate, your first payment will be higher, but subsequent payments will increase only if the investment performance of the subaccounts you selected is greater than 5.0%
annually, after deduction of fees. Payment amounts will decline if the investment performance is less than 5.0%, after deduction of fees.

If you select a 3.5% rate, your first payment will be higher, but subsequent payments will increase only if the investment performance of the subaccounts you selected is greater than 3.5% annually, after deduction of fees.
Payment amounts will decline if the investment performance is less than 3.5%, after deduction of fees. For more information about selecting an assumed net investment rate, request a copy of the Statement of Additional
Information by calling us. See “Contract Overview–Questions: Contacting the Company.”

Minimum Payment Amounts. Income phase payments may be made monthly unless we agree to a different payment schedule. We reserve the right to change the frequency of either fixed or variable payments so that each payment will be at least $50 per month or $250 per year. We reserve the right to increase the minimum first payment amount, if allowed by state law, based on increases reflected in the consumer price index urban (CPI-U)
since July 1, 1993.

If the contract value less any outstanding loan balance at the payment start date is less than $2,000, you will receive one lump-sum payment and the contract will be cancelled.

Restrictions on Start Dates and the Duration of Payments. Unless otherwise agreed to by us, your income phase payment start date must be the first business day of any calendar month. The start date must be at least 12 months after the issue date. If you do not select a start date, the start date will be the annuitant’s 85th birthday. The latest start date is the annuitant’s 99th birthday. If income phase payments start when the annuitant is at an advanced age, such as over 95, it is possible that the contract will not be considered an annuity for federal tax purposes. You may change the start date by notifying us in writing at least 30 days before the start date currently in effect and the new start date. The new start date must satisfy the requirements for a start date.

PRO.120636-08                                                                                   41

For 403(b) and IRA contracts only, income phase payments may not extend beyond:

(a)	The life of the annuitant;
(b)	The joint lives of the annuitant and beneficiary;
(c)	A guaranteed period greater than the annuitant’s life expectancy; or
(d)	A guaranteed period greater than the joint life expectancies of the annuitant and beneficiary.

See “Taxation” for further discussion of rules relating to income phase payments.

Charges Deducted. When you select an income phase payment option (one of the options listed in the tables immediately below), a mortality and expense risk charge, consisting of a daily deduction of 1.40% on an annual basis, will be deducted from amounts held in the subaccounts.

This charge compensates us for mortality and expense risks we assume under income phase payment options and is applicable to all income phase payment options, including variable options under which we do not assume a mortality risk. In this situation, this charge will be used to cover expenses. Although we expect to make a profit from this fee, we do not always do so. For variable options under which we do not assume a mortality risk, we may make a larger profit than under other options.

We do not deduct an early withdrawal charge for amounts applied to income phase payments.

Death Benefit During the Income Phase. The death benefits that may be available to a beneficiary are outlined in the income phase payment options table below. If a lump-sum payment is due as a death benefit, we will make payment within seven calendar days following the next valuation date after we receive proof of death acceptable to us and the request for the payment in good order at our administrative service center. If continuing income phase payments are elected, the beneficiary may not elect to receive a lump sum at a future date unless the income phase payment option specifically allows a withdrawal right. We will calculate the value of any death benefit at the next valuation date after we receive proof of death and a request for payment. Such value will be reduced by any payments made after the date of death.

Unless the beneficiary elects otherwise, lump-sum payments will generally be made into an interest bearing account that is backed by our general account. This account can be accessed by the beneficiary through a checkbook feature.
The beneficiary may access death benefit proceeds at any time through the checkbook without penalty. Interest credited on this account may be less than under other settlement options available under the contract.

Partial Entry into the Income Phase. You may elect an income phase payment option for a portion of your contract value, while leaving the remaining portion invested in the accumulation phase. Amounts applied to income phase payments are treated as a withdrawal from the contract, and we reserve the right to deduct any premium taxes not already paid under the contract. Whether the Tax Code considers such payments taxable as income phase payments or as withdrawals is currently unclear; therefore, you should consult with a qualified tax adviser before electing this option. The same or different income phase payment option may be selected for the portion left invested in the accumulation phase. We do not charge a withdrawal charge for amounts applied to income phase payments.

Taxation. To avoid certain tax penalties, you or your beneficiary must meet the distribution rules imposed by the
Tax Code. Additionally, when selecting an income phase payment option, the Tax Code requires that your expected payments will not exceed certain durations. See “Taxation” for additional information.

Income Phase Payment Options

The following table lists the income phase payment options and accompanying death benefits available during the income phase. We may offer other income phase payment options under the contract from time to time.

Once income phase payments begin the income phase payment option selected may not be changed.

PRO.120636-08                                                                                   42

Terms to understand:

Annuitant(s): The person(s) on whose life expectancy(ies) the income phase payments are based.

Beneficiary(ies): The person(s) or entity(ies) entitled to receive a death benefit under the contract.

Lifetime Income Phase Payment Options
Life Income	Length of Payments: For as long as the annuitant lives. It is possible that only one payment will be made should the annuitant die prior to the second payment’s due date.
Death Benefit-None: All payments end upon the annuitant’s death.
Life Income- Guaranteed Payments*	Length of Payments: For as long as the annuitant lives, with payments guaranteed for your choice of 5 to 30 years, or as otherwise specified in the contract.
  Death Benefit-Payment to the Beneficiary: If the annuitant dies before we have made all the guaranteed payments, we will pay the beneficiary a lump sum (unless otherwise requested) equal to the present value of the remaining guaranteed payments.
Life Income- Two Lives	Length of Payments: For as long as either annuitant lives. It is possible that only one payment will be made should both annuitants die before the second payment’s due date.
  Continuing Payments:
  (a) When you select this option you choose for 100%, 66⅔% or 50% of the payment to continue to the surviving annuitant after the first death; or
  (b) 100% of the payment to continue to the annuitant on the second annuitant’s death, and 50% of the payment to continue to the second annuitant on the annuitant’s death.
Death Benefit-None: All payments end after the death of both annuitants.
Life Income- Two Lives- Guaranteed Payments*	Length of Payments: For as long as either annuitant lives, with payments guaranteed for your choice of 5 to 30 years, or as otherwise specified in the contract.
  Continuing Payments: 100% of the payment to continue to the surviving annuitant after the first death.
  Death Benefit-Payment to the Beneficiary: If both annuitants die before the guaranteed payments have all been paid, we will pay the beneficiary a lump sum (unless otherwise requested)
equal to the present value of the remaining guaranteed payments.
Life Income- Cash Refund Option (fixed payment only)	Length of Payments: For as long as the annuitant lives.
  Death Benefit-Payment to the Beneficiary: Following the annuitant’s death, we will pay a lump-sum payment equal to the amount originally applied to the payment option (less any premium tax) and less the total amount of fixed income phase payments paid.
Life Income- Two Lives- Cash Refund Option (fixed payment only)	Length of Payments: For as long as either annuitant lives.
  Continuing Payment: 100% of the payment to continue after the first death.
  Death Benefit-Payment to the Beneficiary: When both annuitants die, we will pay a lump-sum payment equal to the amount applied to the income phase payment option (less any premium tax)
and less the total amount of fixed income phase payments paid.
Nonlifetime Income Phase Payment Options
Nonlifetime- Guaranteed Payments*	Length of Payments: Payments will continue for 5-30 years based upon the number of years you choose when selecting this option. In certain cases a lump-sum payment may be requested at any time (see below).
  Death Benefit-Payment to the Beneficiary: If the annuitant dies before we make all the guaranteed payments, any remaining guaranteed payments will continue to the beneficiary unless the beneficiary elects to receive the present value of the remaining guaranteed payments in a lump sum.
  Lump-Sum Payment: If the Nonlifetime-Guaranteed Payments option is elected with variable payments, you may request at any time that all or a portion of the present value of the remaining payments be paid in one lump sum. A lump sum elected before five years of income phase payments have been completed will be treated as a withdrawal during the accumulation phase and we will charge any applicable early withdrawal charge. See “Fees–Early
  Withdrawal Charge.” Lump-sum payments will be sent within seven calendar days after we receive the request for payment in good order at the address listed in “Contract Overview–Questions: Contacting the Company.”

  Calculation of Lump-Sum Payments: If a lump-sum payment is available to a beneficiary or to you in the options above, the rate we use to calculate the present value of the remaining guaranteed payments is the same rate we use to calculate the income phase payments (i.e., the actual fixed rate used for the fixed payments, or the 3.5% or 5.0%
assumed net investment rate for variable payments).
*Guaranteed period payments may not extend beyond the shorter of your life expectancy or until your age 95.

PRO.120636-08                                                                                   43

 Contract Distribution

General

Our affiliate, ING Financial Advisers, LLC, serves as the principal underwriter for the contract. ING Financial
Advisers, LLC, a Delaware limited liability company, is registered as a broker-dealer with the SEC. ING Financial
Advisers is also a member of the Financial Industry Regulatory Authority (“FINRA”) and the Securities Investor
Protection Corporation (“SIPC”). ING Financial Advisers, LLC’s principal office is located at One Orange Way,
Windsor, Connecticut 06095-4774.

The contracts are offered to the public by individuals who are registered representatives of ING Financial Advisers,
LLC or of other broker-dealers that have entered into selling arrangements with ING Financial Advisers, LLC. We refer to ING Financial Advisers, LLC and the other broker-dealers selling the contract as “distributors.” All registered representatives selling the contract must be licensed as insurance agents for the Company.

The following is a list of broker-dealers that are affiliated with the Company:

Bancnorth Investment Group, Inc.                                            ING Funds Distributor, LLC
Directed Services LLC                                                                 ING Investment Management Services LLC
Financial Network Investment Corporation                             ING Private Wealth Management LLC
Guaranty Brokerage Services, Inc.                                            Multi-Financial Securities Corporation
ING America Equities, Inc.                                                          PrimeVest Financial Services, Inc.
ING DIRECT Securities, Inc.                                                       ShareBuilder Securities Corporation
ING Financial Markets LLC                                                         Systematized Benefits Administrators, Inc.
ING Financial Partners, Inc.

Registered representatives of distributors who solicit sales of the contracts typically receive a portion of the compensation paid to the distributor in the form of commissions or other compensation, depending upon the agreement between the distributor and the registered representative. This compensation, as well as other incentives or payments, is not paid directly by contract owners or the separate account. We intend to recoup this compensation and other sales expenses paid to distributors through fees and charges imposed under the contracts.

Commission Payments.  Persons who offer and sell the contracts may be paid a commission. The maximum amount that may be paid with respect to a given purchase payment ranges from 0.0% to a maximum of 5.40% of the payments to a contract. Asset-based compensation of up to 1.0% may also be paid.

To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may also pay or allow other promotional incentives or payments in the form of cash payments or other compensation to distributors, which may require the registered representative to attain a certain threshold of sales of Company products.
Individual registered representatives may receive all or a portion of compensation paid to their distributor, depending upon the firm’s practices. Commissions and annual payments, when combined, could exceed 5.40% of total premium payments. These other promotional incentives or payments may not be offered to all distributors, and may be limited only to ING Financial Advisors, LLC and other distributors affiliated with the Company.

We may also enter into special compensation arrangements with certain selling firms based on those firms’
aggregate or anticipated sales of the contracts or other criteria. These arrangements may include commission specials, in which additional commissions may be paid in connection with premium payments received for a limited time period, within the maximum 5.40% commission rate noted above. These special compensation arrangements will not be offered to all selling firms, and the terms of such arrangements may differ among selling firms based on various factors. These special compensation arrangements may also be limited only to ING Financial Advisers,
LLC and other distributors affiliated with the Company. Any such compensation payable to a selling firm will not result in any additional direct charge to you by us.

Some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips, and we may also pay for some sales personnel to attend educational and/or business seminars. Any such compensation will be paid in accordance with SEC and FINRA rules. Management personnel of the Company, and of its affiliated broker-dealers, may receive additional compensation if the overall amount of investments in funds advised by the Company or its affiliates meets certain target levels or increases over time. Compensation for certain management personnel, including sales management personnel, may be enhanced if the overall amount of investments in the contracts and other products issued or advised by the Company or its affiliates increases over time. Certain sales management personnel may also receive compensation that is a specific percentage of the commissions paid to distributors or of purchase payments received under the contracts.

PRO.120636-08                                                                                   44

In addition to direct cash compensation for sales of contracts described above, ING Financial Advisers, LLC may also pay distributors additional compensation or reimbursement of expenses for their efforts in selling contracts to you and other customers. These amounts may include:

•	Marketing/distribution allowances that may be based on the percentages of purchase payments received, the aggregate commissions paid and/or the aggregate assets held in relation to certain types of designated insurance products issued by the Company and/or its affiliates during the year;
•	Loans or advances of commissions in anticipation of future receipt of purchase payments (a form of lending to registered representatives). These loans may have advantageous terms, such as reduction or elimination of the interest charged on the loan and/or forgiveness of the principal amount of the loan, which may be conditioned on sales;
•	Education and training allowances to facilitate our attendance at certain educational and training meetings to provide information and training about our products. We also hold training programs from time to time at our own expense;
•	Sponsorship payments or reimbursements for distributors to use in sales contests and/or meetings for their registered representatives who sell our products. We do not hold contests based solely on sales of this product;
•	Certain overrides and other benefits that may include cash compensation based on the amount of earned commissions, representative recruiting or other activities that promote the sale of contracts; and
•	Additional cash or noncash compensation and reimbursements permissible under existing law. This may include, but is not limited to, cash incentives, merchandise, trips, occasional entertainment, meals and tickets to sporting events, client appreciation events, business and educational enhancement items, payment for travel expenses (including meals and lodging) to pre-approved training and education seminars, and payment for advertising and sales campaigns.

We pay dealer concessions, wholesaling fees, overrides, bonuses, other allowances and benefits and the costs of all other incentives or training programs from our resources, which include the fees and charges imposed under the contracts.

The following is a list of the top 25 selling firms that, during 2007, received the most compensation, in the aggregate, from us in connection with the sale of registered variable annuity contracts issued by the Company, ranked by total dollars received.

1)	ING Financial Partners, Inc.	14)	Centaurus Financial, Inc.
2)	Lincoln Investment Planning, Inc.	15)	National Planning Corporation
3)	PlanMember Securities Corporation	16)	Pavek Investments, Inc.
4)	Great American Advisors, Inc.	17)	Lincoln Financial Advisors Corp.
5)	GLP Investment Services, LLC	18)	Sammons Securities Company, LLC
6)	Linsco/Private Ledger Corp.	19)	cfd Investments, Inc.
7)	Legend Equities Corporation	20)	Securities America, Inc.
8)	Veritrust® Financial, L.L.C.	21)	Multi-Financial Securities Corporation
9)	Royal Alliance Associates, Inc.	22)	Mutual Service Corporation
10)	GWN Securities, Inc.	23)	InterSecurities, Inc.
11)	Brecek & Young Advisors, Inc.	24)	Raymond James Financial Services, Inc.
12)	T.S. Phillips Investments, Inc.	25)	USAllianz Securities Inc.
13)	AIG Financial Advisors Inc.

If the amounts paid to ING Financial Advisers, LLC were included, ING Financial Advisers, LLC would be fifth on the list.

PRO.120636-08                                                                                   45

This is a general discussion of the types and levels of compensation paid by us for the sale of our variable annuity contracts. It is important for you to know that the payment of volume or sales-based compensation to a distributor or registered representative may provide that registered representative a financial incentive to promote our contracts over those of another Company, and may also provide a financial incentive to promote one of our contracts over another.

The names of the distributor and the registered representative responsible for your contract are stated in your enrollment materials.

Third Party Compensation Arrangements.

▷	The Company may seek to promote itself and the contracts by sponsoring or contributing to events sponsored by various associations, professional organizations and labor organizations.
▷	The Company may make payments to associations and organizations, including labor organizations, which endorse or otherwise recommend the contracts to their membership. If an endorsement is a factor in your contract purchasing decision, more information on the payment arrangement, if any, is available upon your request.
▷	At the direction of the contract holder, we may make payments to the contract holder, its representatives or third party service providers intended to defray or cover the costs of plan or program related administration.

Taxation
In this Section

I. Introduction

II. Taxation of Nonqualified
Contracts

III. Taxation of Qualified
Contracts

IV. Tax Consequences of Living
Benefits and Death Benefits

V. Possible Changes in Taxation

VI. Taxation of the Company

When consulting a tax adviser, be
certain that he or she has expertise
in the Tax Code sections
applicable to your tax concerns.
I. Introduction

This section discusses our understanding of current federal income tax laws affecting the contracts. You should keep the following in mind when reading it:

▷ Your tax position (or the tax position of the designated beneficiary, as applicable) determines federal taxation of amounts held or paid out under the contracts;

▷ Tax laws change. It is possible that a change in the future could affect contracts issued in the past;

▷ This section addresses federal income tax rules and does not discuss federal estate and gift tax implications, state and local taxes or any other tax provisions; and

▷ We do not make any guarantee about the tax treatment of the contract or any transaction involving the contracts.

We do not intend this information to be tax advice. For advice about the effect of federal income taxes or any other taxes on amounts held or paid out under the contracts, consult a tax adviser. No attempt is made to provide more than general information about the use of the contracts with tax-
qualified retirement arrangements.

For more comprehensive information contact the Internal Revenue Service (IRS).
Types of Contracts: Nonqualified or Qualified
The contracts may be purchased on a non-tax-qualified basis (nonqualified contracts) or on a tax-qualified basis (qualified contracts). Nonqualified contracts are purchased with after-tax contributions and are not related to retirement plans or programs that receive special income tax treatment under the Tax Code.

Qualified contracts are designed for use by individuals and/or employers whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans or programs intended to qualify for special income tax treatment under Tax Code section 403(b), 408 or 408A.

PRO.120636-08                                                                                   46

II. Taxation of Nonqualified Contracts

Taxation of Gains Prior to Distribution
Tax Code section 72 governs taxation of annuities in general. We believe that if you are a natural person you will generally not be taxed on increases in the value of a nonqualified contract until a distribution occurs or until income phase payments begin. This assumes that the contracts will qualify as annuity contracts for federal income tax purposes. In order to be eligible to receive deferral of taxation, the requirements listed below must be satisfied.

     Investor Control. Although earnings under the contracts are generally not taxed until withdrawn, the IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of investment control over the assets. In these circumstances income and gains from the separate account assets would be currently includible in the variable contract owner’s gross income.
Future guidance regarding the extent to which contract owners can direct their investments among subaccounts without being treated as owners of the underlying assets of the separate account may adversely affect the tax treatment of existing contracts. The Company therefore reserves the right to modify the contracts as necessary to attempt to prevent the contract owner from being considered the federal tax owner of a pro rata share of the assets of the separate account.

     Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, the Tax
Code requires any nonqualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of your death. The nonqualified contracts contain provisions that are intended to comply with these Tax Code requirements although no regulations interpreting these requirements have yet been issued. We intend to review such distribution provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

     Non-Natural Holders of a Nonqualified Contract. If you are not a natural person, a nonqualified contract generally is not treated as an annuity for income tax purposes and the income on the contract for the taxable year is currently taxable as ordinary income. Income on the contract is any increase over the year in the contract value, adjusted for purchase payments made during the year, amounts previously distributed and amounts previously included in income. There are some exceptions to this rule and a non-natural person should consult with its tax adviser prior to purchasing the contract. A non-natural person exempt from federal income taxes should consult with its tax adviser regarding treatment of income on the contract for purposes of the unrelated business income tax.
When the contract owner is not a natural person, a change in annuitant is treated as the death of the contract owner.

     Delayed Income Phase Start Date. If the contract’s income phase start date occurs (or is scheduled to occur) at a time when the annuitant has reached an advanced age (e.g. age 95) it is possible that the contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the contract could be currently includible in your income.

     Diversification. Tax Code section 817(h) requires that in a nonqualified contract the investments of the funds be
“adequately diversified” in accordance with Treasury Regulations in order for the contract to qualify as an annuity contract under federal tax law. The separate account, through the funds, intends to comply with the diversification requirements prescribed by Tax Code section 817(h) and by the Treasury in Reg. Sec. 1.817 -5, which affects how the funds’ assets may be invested. If it is determined, however, that your contract does not satisfy the applicable diversification regulations and rulings because a subaccount’s corresponding fund fails to be adequately diversified for whatever reason, we will take appropriate and reasonable steps to bring your contract into compliance with such regulations and rulings, and we reserve the right to modify your contract as necessary in order to do so.

Taxation of Distributions
     General. When a withdrawal from a nonqualified contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the contract value (unreduced by the amount of any early withdrawal charge) immediately before the distribution over the contract owner’s investment in the contract at that time. Investment in the contract is generally equal to the amount of all contributions to the contract, plus amounts previously included in your gross income as the result of certain loans, assignments or gifts, less the aggregate amount of non-taxable distributions previously made.

In the case of a full withdrawal from a nonqualified contract, the amount received generally will be taxable only to the extent it exceeds the contract owner’s cost basis in the contract.

PRO.120636-08                                                                                   47

     10% Penalty. A 10% penalty tax applies to the taxable portion of a distribution from a nonqualified deferred annuity contract unless certain exceptions apply, including one or more of the following:

(a)	You have attained age 59½;
(b)	You have become disabled as defined in the Tax Code;
(c)	You (or the annuitant if the contract owner is a non-natural person) have died;
(d)	The distribution is made in substantially equal periodic payments (at least annually) over your life or life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary; or
(e)	The distribution is allocable to investment in the contract before August 14, 1982.

The 10% penalty does not apply to distributions from an immediate annuity as defined in the Tax Code. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. A tax adviser should be consulted with regard to exceptions from the penalty tax.

     Tax-Free Exchanges. Section 1035 of the Tax Code permits the exchange of a life insurance, endowment or annuity contract for an annuity contract on a tax-free basis. In such instance, the “investment in the contract” in the old contract will carry over to the new contract. You should consult with your tax advisor regarding procedures for making 1035 exchanges.

If your contract is purchased through a tax-free exchange of a life insurance, endowment or annuity contract that was purchased prior to August 14, 1982, any distributions other than income phase payments will be treated, for tax purposes, as coming:

•	First, from any remaining “investment in the contract” made prior to August 14, 1982 and exchanged into the contract;
•	Next, from any “income on the contract” attributable to the investment made prior to August 14, 1982;
•	Then, from any remaining “income on the contract”; and
•	Lastly, from any remaining “investment in the contract.”

The IRS has concluded that in certain instances, the partial exchange of a portion of one annuity contract for another contract will be tax-free. However, the IRS has reserved the right to treat transactions it considers abusive as ineligible for favorable partial 1035 tax-free exchange treatment. It is not certain whether the IRS would treat an immediate withdrawal or annuitization after a partial exchange as abusive. In addition, it is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract directly into an immediate annuity. Currently, we will accept a partial 1035 exchange from a nonqualified annuity into a deferred annuity or an immediate annuity as a tax-free transaction unless we believe that we would be expected to treat the transaction as abusive. We are not responsible for the manner in which any other insurance company, for tax-reporting purposes, or the IRS, with respect to the ultimate tax treatment, recognizes or reports a partial exchange. We strongly advise you to discuss any proposed 1035 exchange with your tax advisor prior to proceeding with the transaction.

     Taxation of Income Phase Payments. Although tax consequences may vary depending on the payment option elected under an annuity contract, a portion of each income phase payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an income phase payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of income phase payments, as determined when income phase payments start. Once your investment in the contract has been fully recovered, however, the full amount of each subsequent income phase payment is subject to tax as ordinary income. The tax treatment of partial annuitizations is unclear. We currently treat any partial annuitizations as withdrawals rather than as income phase payments. Please consult your tax adviser before electing partial annuitization.

     Death Benefits. Amounts may be distributed from the contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, such amounts are taxed in the same manner as a full withdrawal of the contract, or (ii) if distributed under a payment option, such amounts are taxed in the same way as income phase payments. Special rules may apply to amounts distributed after a beneficiary has elected to maintain contract value and receive payments.

Different distribution requirements apply if your death occurs:

▷	After you begin receiving income phase payments under the contract; or
▷	Before you begin receiving such distributions.

PRO.120636-08                                                                                   48

If your death occurs after you begin receiving income phase payments, distributions must be made at least as rapidly as under the method in effect at the time of your death.

If your death occurs before you begin receiving income phase payments, your entire balance must be distributed within five years after the date of your death. For example, if you died on September 1, 2008, your entire balance must be distributed by August 31, 2013. However, if distributions begin within one year of your death, then payments may be made over one of the following timeframes:

▷	Over the life of the designated beneficiary; or
▷	Over a period not extending beyond the life expectancy of the designated beneficiary.

If the designated beneficiary is your spouse, the contract may be continued with the surviving spouse as the new contract owner. If the contract owner is a non-natural person and the primary annuitant dies, the same rules apply on the death of the primary annuitant as outlined above for death of a contract owner.

The contract offers a death benefit that may exceed the greater of the premium payments and the contract value.
Certain charges are imposed with respect to the death benefit. It is possible that these charges (or some portion thereof) could be treated for federal tax purposes as a distribution from the contract.

     Assignment and Other Transfers. A transfer, pledge, or assignment of ownership of a nonqualified contract, the selection of certain annuity dates, or the designation of an annuitant or payee other than an owner may result in certain tax consequences to you that are not discussed herein. The assignment, pledge or agreement to assign or pledge any portion of the contract value generally will be treated as a distribution. Anyone contemplating any such designation, transfer, assignment, selection or exchange should contact a tax adviser regarding the potential tax effects of such a transaction.

Immediate Annuities. Under Section 72 of the Tax Code, an immediate annuity means an annuity (i) that is purchased with a single premium, (ii) with income phase payments starting within one year of the date of purchase, and (iii) that provides a series of substantially equal periodic payments made annually or more frequently. While this contract is not designed as an immediate annuity, treatment as an immediate annuity would have significance with respect to exceptions from the 10% early withdrawal penalty, to contracts owned by non-natural persons, and for certain exchanges.

Multiple Contracts. Tax laws require that all deferred nonqualified annuity contracts that are issued by a company or its affiliates to the same contract owner during any calendar year be treated as one annuity contract for purposes of determining the amount includible in gross income under Tax Code section 72(e). In addition, the Treasury
Department has specific authority to issue regulations that prevent the avoidance of Tax Code section 72(e) through the serial purchase of annuity contracts or otherwise.

Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. Withholding is mandatory, however, if the distributee fails to provide a valid taxpayer identification number or if we are notified by the IRS that the taxpayer identification number we have on file is incorrect. The withholding rates applicable to the taxable portion of income phase payments are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment.

If you or your designated beneficiary is a non-resident alien, then any withholding is governed by Tax Code section
1441 based on the individual’s citizenship, the country of domicile and treaty status.

III. Taxation of Qualified Contracts

General
The contracts are primarily designed for use with Tax Code section 403(b) plans, and as IRAs under Tax Code section 408 and Roth IRAs under Tax Code section 408A. (We refer to all of these as “qualified plans”). The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. The ultimate effect of federal income taxes on the amounts held under a contract, or on income phase payments, depends on the type of retirement plan or program, the tax and employment status of the individual concerned, and on your tax status. Special favorable tax treatment may be available for certain types of contributions and distributions. In addition, certain requirements must be satisfied in purchasing a qualified contract with proceeds from a tax-qualified plan or program in order to continue receiving favorable tax treatment.

PRO.120636-08                                                                                   49

Adverse tax consequences may result from: contributions in excess of specified limits, distributions before age 59½
(subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. Some qualified plans are subject to additional distribution or other requirements that are not incorporated into our contract. No attempt is made to provide more than general information about the use of the contracts with qualified plans. Contract owners, annuitants, and beneficiaries are cautioned that the rights of any person to any benefit under these qualified plans may be subject to the terms and conditions of the plan themselves, regardless of the terms and conditions of the contract. The Company is not bound by the terms and conditions of such plans to the extent such terms contradict the contract, unless we consent.

Generally, contract owners and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contract comply with applicable law. Therefore, you should seek competent legal and tax advice regarding the suitability of a contract for your particular situation. The following discussion assumes that qualified contracts are purchased with proceeds from and/or contributions under retirement plans or programs that qualify for the intended special federal tax treatment.

Tax Deferral
Under the federal tax laws, earnings on amounts held in annuity contracts are generally not taxed until they are withdrawn. However, in the case of a qualified plan such as a 403(b) plan or an IRA under Tax Code sections 408 and 408A, an annuity contract is not necessary to obtain this favorable tax treatment and does not provide any tax benefits beyond the deferral already available to the qualified plan itself. Annuities do provide other features and benefits (such as guaranteed living benefits and/or death benefits or the option of lifetime income phase options at established rates) that may be valuable to you. You should discuss your alternatives with your financial representative taking into account the additional fees and expenses you may incur in an annuity.

Section 403(b) Tax-Deferred Annuities. The contracts are available as Tax Code section 403(b) tax-deferred annuities. Section 403(b) of the Tax Code allows employees of certain Tax Code section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, to a contract that will provide an annuity for the employee’s retirement.

In July 2007, the Treasury Department issued final regulations that are generally effective January 1, 2009. These final regulations may be relied upon prior to that date as long as reliance is on a reasonable and consistent basis.
We reserve the right to modify the contracts to comply with these regulations where allowed, or where required by law. The final regulations include: (a) a written plan requirement; (b) the ability to terminate a 403(b) plan, which would entitle a participant to a distribution; (c) the replacement of IRS Revenue Ruling 90-24 with new exchange rules effective September 25, 2007 and requiring information sharing between the 403(b) plan sponsor and/or its delegate, and the product provider as well as new plan-to-plan transfer rules (under these new exchange and transfer rules, the 403(b) plan sponsor can elect not to permit exchanges or transfers); and (d) new distribution rules for
403(b)(1) annuities that would impose withdrawal restrictions on non-salary reduction contribution amounts in addition to salary reduction contribution amounts, as well as other changes.

Individual Retirement Annuities. Section 408 of the Tax Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”). IRAs are subject to limits on the amounts that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Also, distributions from IRAs, individual retirement accounts, and other types of retirement plans may be “rolled over” on a tax-deferred basis into an IRA. Employers may establish
Simplified Employee Pension (SEP) or Savings Incentive Match Plan for Employees (SIMPLE) plans to provide
IRA contributions on behalf of their employees. If you make a tax-free rollover of a distribution from an IRA you may not make another tax-free rollover from the IRA within a 1-year period. Sales of the contract for use with IRAs may be subject to special requirements of the IRS.

The IRS has not reviewed the contracts described in this prospectus for qualification as IRAs and has not addressed, in a ruling of general applicability, whether the contract’s death benefit provisions comply with IRS qualification requirements.

PRO.120636-08                                                                                   50

Roth IRAs. Section 408A of the Tax Code permits certain eligible individuals to contribute to a Roth IRA.
Contributions to a Roth IRA are subject to limits on the amount of contributions and the persons who may be eligible to contribute, are not deductible, and must be made in cash or as a rollover or transfer from another Roth
IRA or other IRA. Certain qualifying individuals may convert an IRA, SEP, or a SIMPLE to a Roth IRA. Such rollovers and conversions are subject to tax, and other special rules may apply. If you make a tax-free rollover of a distribution from a Roth IRA to another Roth IRA, you may not make another tax-free rollover from the Roth IRA from which the rollover was made within a 1-year period. A 10% penalty may apply to amounts attributable to a conversion to a Roth IRA if the amounts are distributed during the five taxable years beginning with the year in which the conversion was made.

Sales of a contract for use with a Roth IRA may be subject to special requirements of the IRS. The IRS has not reviewed the contracts described in this prospectus for qualification as IRAs and has not addressed, in a ruling of general applicability, whether the contract’s death benefit provisions comply with IRS qualification requirements.

Contributions
In order to be excludable from gross income for federal income tax purposes, total annual contributions to certain qualified plans are limited by the Tax Code. We provide general information on these requirements for certain plans below. You should consult with your tax adviser in connection with contributions to a qualified contract.

     403(b) Plans. Total annual contributions by you and your employer cannot exceed, generally, the lesser of 100%
of your compensation or $46,000 (as indexed for 2008). Compensation means your compensation for the year from the employer sponsoring the plan and, for years beginning after December 31, 1997, includes any elective deferrals under Tax Code section 402(g) and any amounts not includible in gross income under Tax Code sections 125 or
457.

This limit applies to your contributions as well as to any contributions made by your employer on your behalf. An additional requirement limits your salary reduction contributions to a 403(b) plan to generally no more than
$15,500. Contribution limits are subject to annual adjustments for cost-of-living increases. Your own limit may be higher or lower, depending upon certain conditions.

Purchase payments to your account(s) will be excluded from your gross income only if the plan meets certain nondiscrimination requirements, as applicable.

     Catch-up Contributions. Notwithstanding the contribution limits noted above, a participant in a 403(b) plan may contribute an additional amount not to exceed the lesser of:

(a)	$5,000; or
(b)	The participant’s compensation for the year reduced by any other elective deferrals of the participant for the year.

Additional catch-up provisions may be available. For advice on using a catch-up provision, please consult with your tax adviser.

Distributions - General
Certain tax rules apply to distributions from the contracts. A distribution is any amount taken from a contract including withdrawals, income phase payments, rollovers, exchanges and death benefit proceeds. We report the taxable portion of all distributions to the IRS.

     403(b) Plans. All distributions from these plans are taxed as received unless one of the following is true:

▷	The distribution is an eligible rollover distribution and is rolled over to another plan eligible to receive rollovers or to a traditional IRA in accordance with the Tax Code;
▷	You made after-tax contributions to the plan. In this case, depending upon the type of distribution, the amount will be taxed according to the rules detailed in the Tax Code; or
▷	The distribution is a qualified health insurance premium of a required public safety officer as defined in the Pension Protection Act of 2006.

PRO.120636-08                                                                                   51

A payment is an eligible rollover distribution unless it is:

•	part of a series of substantially equal periodic payments (at least one per year) made over the life expectancy of the contract owner or the joint life expectancy of the contract owner and his designated beneficiary or for a specified period of 10 years or more;
•	a required minimum distribution under Tax Code section 401(a)(9);
•	a hardship withdrawal;
•	otherwise excludable from income; or
•	not recognized under applicable regulations as eligible for rollover.

The Tax Code imposes a 10% penalty tax on the taxable portion of any distribution from a contract used with a
403(b) plan unless certain exceptions, including one or more of the following, have occurred:

a)	You have attained age 59½;
b)	You have become disabled, as defined in the Tax Code;
c)	You have died and the distribution is to your beneficiary;
d)	You have separated from service with the sponsor at or after age 55;
e)	The distribution amount is rolled over into another eligible retirement plan or to an IRA in accordance with the terms of the Tax Code;
f)	You have separated from service with the plan sponsor and the distribution amount is made in substantially equal periodic payments (at least annually) over your life or the life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary;
g)	The distribution is made due to an IRS levy upon your plan;
h)	The withdrawal amount is paid to an alternate payee under a Qualified Domestic Relations Order (QDRO); or
i)	The distribution is a qualified reservist distribution as defined under the Pension Protection Act of 2006.

In addition, the 10% penalty tax does not apply to the amount of a distribution equal to unreimbursed medical expenses incurred by you during the taxable year that qualify for deduction as specified in the Tax Code. The Tax
Code may provide other exceptions or impose other penalty taxes in other circumstances.

     403(b) Plans. Distribution of certain salary reduction contributions and earning on such contributions restricted under Tax Code section 403(b)(11) may only occur upon your death, attainment of age 59½, severance from employment, disability or financial hardship, or under other exceptions as provided for by the Tax Code or regulations. (See “Withdrawals–Withdrawal Restrictions.”) Such distributions remain subject to other applicable restrictions under the Tax Code.

Effective January 1, 2009 and for any contracts or participant accounts established on or after that date, the new
403(b) regulations prohibit the distribution of amounts attributable to employer contributions before the earlier of your severance from employment or prior to the occurrence of some event as provided under your employer’s plan, such as after a fixed number of years, the attainment of a stated age, or a disability.

If the Company agrees to accept amounts exchanged from a Tax Code section 403(b)(7) custodial account, such amounts will be subject to the withdrawal restrictions set forth in Tax Code section 403(b)(7)(A)(ii).

     Individual Retirement Annuities. All distributions from an IRA are taxed as received unless either one of the following is true:

▷	The distribution is rolled over to another IRA or to a plan eligible to receive rollovers as permitted under the Tax Code; or
▷	You made after-tax contributions to the plan. In this case the distribution will be taxed according to rules detailed in the Tax Code.

The Tax Code imposes a 10% penalty tax on the taxable portion of any distribution from an IRA unless an exception applies. In general, except for the exception for separation from service, the exceptions for 403(b) plans listed above also apply to distributions from an IRA including the qualified reservist distribution. The 10% penalty tax does not apply to a distribution made from an IRA to pay for health insurance premiums for certain unemployed individuals, a qualified first-time home purchase, or for higher education expenses.

PRO.120636-08                                                                                   52

      Roth IRAs. A qualified distribution from a Roth IRA is not taxed when it is received. A qualified distribution is a distribution:
▷	Made after the five taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA of the owner; and
▷	Made after you attain age 59½, die, become disabled as defined in the Tax Code, or for a qualified first time home purchase.

If a distribution is not qualified, it will be taxable to the extent of the accumulated earnings A partial distribution will first be treated as a return of contributions which is not taxable and then as taxable accumulated earnings.

The Tax Code imposes a 10% penalty tax on the taxable portion of any distribution from a Roth IRA that is not a qualified distribution unless certain exceptions have occurred. In general, except for the exception for separation from service, the exceptions for 403(b) plans listed above also apply to a distribution from a Roth IRA that is not a qualified distribution or a rollover to a Roth IRA that is not a qualified rollover contribution. The 10% penalty tax is also waived on a distribution made from a Roth IRA to pay for health insurance premiums for certain unemployed individuals, used for a qualified first-time home purchase, or for higher education expenses.

     Special Hurricane-Related Relief. The Katrina Emergency Tax Relief Act and the Gulf Opportunity Zone Act
provide tax relief to victims of Hurricanes Katrina, Rita and Wilma. The relief includes a waiver of the 10% penalty tax on qualified hurricane distributions from eligible retirement plans (403(b) plans and IRAs). In addition, the 20%
mandatory withholding rules do not apply to these distributions and the tax may be spread out ratably over a three-
year period. A recipient of qualified hurricane distribution may also elect to re-contribute all or a portion of the distribution to an eligible retirement plan within three (3) years of receipt without tax consequences. Other relief may also apply. You should consult a competent tax adviser for further information.

Lifetime Required Minimum Distributions (Section 403(b) Plans and IRAs only)
To avoid certain tax penalties, you and any designated beneficiary must meet the required minimum distribution requirements imposed by the Tax Code. These rules dictate the following:
▷	Start date for distributions;
▷	The time period in which all amounts in your contract(s) must be distributed; and
▷	Distribution amounts.

     Start Date. Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain age 70½ or retire, whichever occurs later, unless:
▷	The contract is an IRA, in which case such distributions must begin by April 1 of the calendar year following the calendar year in which you attain age 70½; or
▷	Under 403(b) plans, the Company maintains separate records of amounts held as of December 31, 1986. In this case distribution of these amounts generally must begin by the end of the calendar year in which you attain age 75 or retire, if later. However, if you take any distributions in excess of the minimum required amount, then special rules require that the excess be distributed from the December 31, 1986 balance.

     Time Period. We must pay out distributions from the contract over a period not extending beyond one of the following time periods:
▷	Over your life or the joint lives of you and your designated beneficiary; or
▷	Over a period not greater than your life expectancy or the joint life expectancies of you and your designated beneficiary.

     Distribution Amounts. The amount of each required minimum distribution must be calculated in accordance with Tax Code section 401(a)(9). The entire interest in the account includes the amount of any outstanding rollover, transfer, recharacterization, if applicable, and the actuarial present value of any other benefits provided under the account, such as guaranteed death benefits.

     50% Excise Tax. If you fail to receive the required minimum distribution for any tax year, a 50% excise tax may be imposed on the required amount that was not distributed.

Lifetime Required Minimum Distributions are not applicable to Roth IRAs. Further information regarding required minimum distributions may be found in your contract or certificate.

Required Distributions Upon Death (Section 403(b) Plans, IRAs, and Roth IRAs)
Different distribution requirements apply after your death, depending upon if you have begun receiving required minimum distributions. Further information regarding required distributions upon death may be found in your contract or certificate.

PRO.120636-08                                                                                   53

If your death occurs on or after you begin receiving minimum distributions under the contract, distributions generally must be made at least as rapidly as under the method in effect at the time of your death. Tax Code section
401(a)(9) provides specific rules for calculating the minimum required distributions after your death.

If your death occurs before you begin receiving minimum distributions under the contract, your entire balance must be distributed by December 31 of the calendar year containing the fifth anniversary of the date of your death. For example, if you died on September 1, 2008, your entire balance must be distributed to the designated beneficiary by
December 31, 2013. However, if distributions begin by December 31 of the calendar year following the calendar year of your death, then payments may be made within one of the following timeframes:
▷	Over the life of the designated beneficiary; or
▷	Over a period not extending beyond the life expectancy of the designated beneficiary.

     Start Dates for Spousal Beneficiaries. If the designated beneficiary is your spouse, distributions must begin on or before the later of the following:
▷	December 31 of the calendar year following the calendar year of your death; or
▷	December 31 of the calendar year in which you would have attained age 70½.

     No Designated Beneficiary. If there is no designated beneficiary, the entire interest generally must be distributed by the end of the calendar year containing the fifth anniversary of the contract owner’s death.

     Special Rule for IRA Spousal Beneficiaries (IRAs and Roth IRAs Only). In lieu of taking a distribution under these rules, if the sole designated beneficiary is the contract owner’s surviving spouse, the spousal beneficiary may elect to treat the contract as his or her own IRA and defer taking a distribution until his or her own start date.
The surviving spouse is deemed to have made such an election if the surviving spouse makes a rollover to or from the contract or fails to take a distribution within the required time period.

Withholding

Any taxable distributions under the contract are generally subject to withholding. Federal income tax liability rates vary according to the type of distribution and the recipient’s tax status.

     403(b) Plans. Generally, distributions from these plans are subject to a mandatory 20% federal income tax withholding. However, mandatory withholding will not be required if you elect a direct rollover of the distributions to an eligible retirement plan or in the case of certain distributions described in the Tax Code.

     IRAs and Roth IRAs. Generally, you or, if applicable, a designated beneficiary may elect not to have tax withheld from distributions.

     Non-resident Aliens. If you or your designated beneficiary is a non-resident alien, then any withholding is governed by Tax Code section 1441 based on the individual’s citizenship, the country of domicile and treaty status.

Assignment and Other Transfers

     Section 403(b) Plans. Adverse tax consequences to the plan and/or to you may result if your beneficial interest in the contract is assigned or transferred to persons other than:
▷	A plan participant as a means to provide benefit payments;
▷	An alternate payee under a qualified domestic relations order in accordance with Tax Code section 414(p); or
▷	The Company as collateral for a loan.

IRAs and Roth IRAs. The Tax Code does not allow a transfer or assignment of your rights under the contracts except in limited circumstances. Adverse tax consequences may result if you assign or transfer your interest in the contract to persons other than your spouse incident to a divorce. Anyone contemplating such an assignment or transfer should contact a qualified tax adviser regarding the potential tax effects of such a transaction.

IV. Tax Consequences of Living Benefits and Death Benefits

Living Benefits. Except as otherwise noted below, when a withdrawal from a nonqualified contract occurs under a minimum guaranteed withdrawal benefit rider, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the contract value (unreduced by the amount of any deferred sales charge) immediately before the distribution over the contract owner’s investment in the contract at that time.

PRO.120636-08                                                                                   54

Investment in the contract is generally equal to the amount of all contributions to the contract, plus amounts previously included in your gross income as the result of certain loans, assignments, or gifts, less the aggregate amount of non-taxable distributions previously made. For nonqualified contracts, the income on the contract for purposes of calculating the taxable amount of a distribution may be unclear. For example, the living benefits provided under the MGWB rider or the MGAB rider could increase the contract value that applies. Thus, the income on the contract could be higher than the amount of income that would be determined without regard to such a benefit. As a result, you could have higher amounts of income than will be reported to you. In addition, payments under any guaranteed payment phase of such riders after the contract value has been reduced to zero may be subject to the exclusion ratio rules under Tax Code section 72(b) for tax purposes.

The tax treatment of partial annuitizations is unclear. We currently treat any partial annuitization as withdrawals rather than annuity payments. Please consult your tax adviser before electing a partial annuitization.

     Enhanced Death Benefits. The contract offers a death benefit that may exceed the greater of premium payments and the contract value. It is possible that the IRS could characterize such a death benefit as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in currently taxable income to contract holders, and the presence of the death benefit could affect the amount of required minimum distributions.

Finally, certain charges are imposed with respect to some of the available death benefits. It is possible these charges
(or some portion thereof) could be treated for federal tax purposes as a distribution from the contract.

V. Possible Changes in Taxation

Although the likelihood of legislative change and tax reform is uncertain, there is always the possibility that the tax treatment of the contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective before the date of the change). The Pension Protection Act of 2006 made permanent pension and IRA provisions under the Economic Growth and Tax Relief Reconciliation Act of 2001. You should consult a tax adviser with respect to legislative developments and their effect on the contract.

VI. Taxation of the Company

We are taxed as a life insurance company under the Tax Code. Separate Account N is not a separate entity from us.
Therefore, it is not taxed separately as a “regulated investment company” but is taxed as part of the Company.

We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the contracts. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to the extent that such income and gains are applied to increase reserves under the contracts.
In addition, any foreign tax credits attributable to the separate account will be first used to reduce any income taxes imposed on the separate account before being used by the Company.

In summary, we do not expect that we will incur any federal income tax liability attributable to the separate account and we do not intend to make any provision for such taxes. However, changes in federal tax laws and/or their interpretation may result in our being taxed on income or gains attributable to the separate account. In this case we may impose a charge against the separate account (with respect to some or all of the contracts) to set aside provisions to pay such taxes. We may deduct this amount from the separate account, including from your contract value invested in the subaccounts.

  Other Topics

Performance Reporting

We may advertise different types of historical performance for the subaccounts including:

▷	standardized average annual total returns; and
▷	non-standardized average annual total returns.

We may also advertise certain ratings, rankings or other information related to the Company, the subaccounts or the funds.

PRO.120636-08                                                                                   55

Standardized Average Annual Total Returns. We calculate standardized average annual total returns according to a formula prescribed by the SEC. This shows the percentage return applicable to $1,000 invested in the subaccounts over the most recent month end, one, five and ten-year periods. If the investment option was not available for the full period, we give a history from the date money was first received in that option under the separate account or from the date the fund was first available under the separate account. As an alternative to providing the most recent month-end performance, we may provide a phone number, website or both where these returns may be obtained.

We include all recurring charges during each period (e.g., mortality and expense risk charges, annual contract charges, administrative expense charges, death benefit rider charges, and any applicable early withdrawal charges).

Non-Standardized Average Annual Total Returns. We calculate non-standardized average annual total returns in a similar manner as that stated above, except we may include returns that do not reflect the deduction of any applicable early withdrawal charge. Some non-standardized returns may also exclude the effect of a maintenance fee. If we reflected these charges in the calculation, it would decrease the level of performance reflected by the calculation. Non-standardized returns may also include performance from the fund’s inception date, if that date is earlier than the one we use for standardized returns.

Voting Rights

Each of the subaccounts holds shares in a fund and each is entitled to vote at regular and special meetings of that fund. Under our current view of applicable law, we will vote the shares for each subaccount as instructed by persons having a voting interest in the subaccount. If you are a contract holder under the contract, you have a fully vested interest in the contract and may instruct the Company how to cast a certain number of votes.

We will vote shares for which instructions have not been received in the same proportion as those for which we received instructions. Each person who has a voting interest in the separate account will receive periodic reports relating to the funds in which he or she has an interest, as well as any proxy materials and a form on which to give voting instructions. Voting instructions will be solicited by written communication before the meeting.

The number of votes (including fractional votes) you are entitled to direct will be determined as of the record date set by any fund you invest in through the subaccounts.

▷	During the accumulation phase the number of votes is equal to the portion of your contract value invested in the fund, divided by the net asset value of one share of that fund.
▷	During the income phase the number of votes is equal to the portion of reserves set aside for the contract’s share of the fund, divided by the net asset value of one share of that fund.

We may restrict or eliminate any voting rights of persons who have voting rights as to the separate account.

Contract Modifications

We may change the contract as required by federal or state law or as otherwise permitted in the contract. Certain changes will require the approval of appropriate state or federal regulatory authorities.

Addition, Deletion or Substitution of Fund Shares

The Company, in its sole discretion, reserves the following rights:

▷	The Company may add to, delete from or substitute shares that may be purchased for or held in the separate account. The Company may establish additional subaccounts, each of which would invest in shares of a new portfolio of a fund or in shares of another investment company having a specified investment objective. Any new subaccounts may be made available to existing contract owners on a basis to be determined by the
Company.
▷	The Company may, in its sole discretion, eliminate one or more subaccounts, or close subaccounts to new premium or transfers, if marketing, tax considerations or investment conditions warrant.
▷	If the shares of a fund are no longer available for investment or if in the Company’s judgment further investment in a fund should become inappropriate in view of the purposes of the separate account, the
Company may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management investment company.

PRO.120636-08                                                                                   56

▷	The Company may restrict or eliminate any voting privileges of contract owners or other persons who have voting privileges as to the separate account.
▷	The Company may make any changes required by the 1940 Act.
▷	In the event any of the foregoing changes or substitutions are made, the Company may endorse the contracts to reflect the change or substitution.

The Company’s reservation of rights is expressly subject to the following when required:
▷	Applicable Federal and state laws and regulations.
▷	Notice to contract owners.
▷	Approval of the SEC and/or state insurance authorities.

Legal Matters and Proceedings

We are not aware of any pending legal proceedings which involve the separate account as a party.

The Company is involved in threatened or pending lawsuits/arbitrations arising from the normal conduct of business. Due to the climate in insurance and business litigation/arbitrations, suits against the Company sometimes include claims for substantial compensatory, consequential, or punitive damages and other types of relief.

Moreover, certain claims are asserted as class actions, purporting to represent a group of similarly situated individuals. While it is not possible to forecast the outcome of such lawsuits/arbitrations, in light of existing insurance, reinsurance, and established reserves, it is the opinion of management that the disposition of such lawsuits/arbitrations will not have a materially adverse effect on the Company’s operations or financial position.

ING Financial Advisers, LLC, the principal underwriter and distributor of the contract, is a party to threatened or pending lawsuits/arbitration that generally arise from the normal conduct of business. Some of these suits sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief.
ING Financial Advisers, LLC is not involved in any legal proceeding which, in the opinion of management, is likely to have material adverse effect on its ability to distribute the contract.

Payment Delay or Suspension

We reserve the right to suspend or postpone the date of any payment of benefits or values under any one of the following circumstances:

▷	On any valuation day when the New York Stock Exchange is closed (except customary weekend and holiday closings) or when trading on the New York Stock Exchange is restricted;
▷	When an emergency exists as determined by the SEC so that disposal of the securities held in the subaccounts is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the subaccount’s assets; or
▷	During any other periods the SEC may by order permit for the protection of investors.

The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.

Transfers, Assignments or Exchanges of a Contract

A transfer of ownership or assignment of a contract, or the exchange of a contract may result in certain tax consequences to the contract owner that are not discussed herein. A contract owner contemplating any such transfer, assignment, or exchange of a contract should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

Involuntary Terminations

We reserve the right to terminate a contract if:

•	The entire withdrawal value is withdrawn on or before income phase payments begins; or
•	The contract value is paid in a lump sum as a death benefit before income phase payments being; or
•	If permitted by law, the outstanding loan balance equals or exceeds the contract value, less applicable withdrawal charges.

PRO.120636-08                                                                                   57

In addition, we may terminate the contract by payment of the current withdrawal value if:

•	You have not made any purchase payments for a period of two years; and
•	The guaranteed monthly benefit under the life annuity with payments for 10 or 20 years would be less than
$20 per month when you reach age 71, or at the end of twelfth contract year, whichever is later, provided that such amounts are not solely a result of negative investment performance.

Reports to Contract Owners

At least once in each contract year we will mail you, at the last known address of record, a statement of your contract value. Written confirmation of every financial transaction made under the contract will be made immediately; however, written confirmation of periodic payments made through salary reduction arrangements will be made quarterly.

To reduce expenses, only one copy of most financial reports and prospectuses, including reports and prospectuses for the funds, will be mailed to your household, even if you or other persons in your household have more than one contract issued by us or one of our affiliates. Call us at the number listed in “Contract Overview–Questions:
Contacting the Company” if you need additional copies of financial reports, prospectuses or annual and semi-annual reports or if you would like to receive one copy for each contract in all future mailings.

PRO.120636-08                                                                                   58

                   Contents of the Statement of Additional Information

The Statement of Additional Information (SAI) contains more specific information on the separate account and the contract, as well as the financial statements of the separate account and the Company. The following is a list of the contents of the SAI.

General Information and History	2
Separate Account N 2
Offering and Purchase of Contracts	4
Income Phase Payments 4
Sales Material and Advertising	6
Independent Registered Public Accounting Firm 6
Financial Statements of Separate Account N	S-1
Financial Statements - Statutory Basis of ReliaStar Life Insurance Company C-1

You may request an SAI by calling our Administrative Service Center at the number listed in “Contract Overview–
Questions: Contacting the Company” or by returning this request to our Administrative Service Center at the address listed in “Contract Overview–Questions: Contacting the Company.”

Your name ______________________________________________________________________________

Address _______________________________________________________________________________

City  __________________________________   State   _________________    Zip  ___________________

Please send me a copy of the Separate Account N ING Encore/ING Encore Flex Statement of Additional
Information.

_____________________________________________________________________________________

No person is authorized to give any information or to make any representations other than those contained in this prospectus or accompanying fund prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized. This prospectus does not constitute an offer or solicitation in any circumstances in which such offer or solicitation would be unlawful.

PRO.120636-08                                                                                   59

                                                    Appendix I
                                            The Fixed Accounts

General Disclosure.

▷	Fixed Account D (for flexible premium series contracts only) and the DCA Fixed Account (collectively, the fixed accounts) are investment options that may be available during the accumulation phase.
▷	Amounts allocated to the fixed accounts are held in the Company’s general account which supports insurance and annuity obligations.
▷	All or a portion of your purchase payments may be allocated to the fixed accounts.
▷	Interests in the fixed accounts have not been registered with the SEC in reliance on exemptions under the Securities Act of 1933, as amended.
▷	The fixed accounts have not been registered as investment companies under the Investment Company Act of 1940.
▷	Disclosure in this prospectus regarding the fixed accounts may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements.
▷	Disclosure in this appendix regarding the fixed accounts has not been reviewed by the SEC.
▷	Additional information about the fixed accounts may be found in the contracts. Additional information about the DCA Fixed Account may also be found in the program application.

Interest Rates.

Fixed Account D. Fixed Account D has an interest rate that is set periodically by the Company. Interest will be credited and compounded daily using the daily equivalent of effective yearly interest rates, which is the yield resulting after interest has compounded daily for a full year.

We guarantee an effective yearly interest rate that complies with the nonforfeiture law that is in effect on the issue date for the state in which the contract was delivered. In no circumstance will the effective yearly interest rate be less than the guaranteed minimum interest rate.

We may credit interest in excess of the guaranteed rate. Any interest in excess of the guaranteed rate will be declared at the beginning of the period for which it is payable. In setting interest rates, we may consider many factors, including but not limited to, investment yields rates, taxes, competitive factors, desired margins, contract persistency, and other experience factors. Among other factors, the safety of the interest rate guarantees depends upon the Company’s claims-paying ability.

DCA Fixed Account. The DCA Fixed Account has an interest rate that is set periodically by the Company. Interest will be credited and compounded daily using the daily equivalent of effective yearly interest rates, which is the yield resulting after interest has compounded daily for a full year. The annual minimum guaranteed interest rate will apply to all amounts held in the DCA Fixed Account during the calendar year.

The interest rate earned on the DCA Fixed Account will be the minimum guaranteed interest rate plus any additional interest, which we may declare from time to time. In no circumstance will the effective yearly interest rate be less than the guaranteed minimum interest rate.

A purchase payment allocated to a DCA term will be credited with interest at the rate in effect at the start of the
DCA term. That rate will remain in effect for the remaining balance of that purchase payment until the DCA term ends. Subsequent purchase payments into the same DCA term earn interest at the then current interest rate applied to new allocations to a DCA term of the same duration. There may be different interest rates for different DCA terms. DCA terms of the same duration may have different interest rates depending on when the DCA term began.

Interest rates are set at our complete discretion. The DCA Fixed Account may credit a different interest rate(s) than other fixed accounts we may offer under the contract. In setting interest rates, we may consider many factors, including but not limited to, investment yields rates, taxes, competitive factors, desired margins, contract persistency, and other experience factors. Among other factors, the safety of the interest rate guarantees depends upon the Company’s claims-paying ability.

PRO.120636-08                                                                                   60

Transfers.

Fixed Account D. During the accumulation phase period, amounts in Fixed Account D may be reallocated at any time to the subaccounts, subject to the following requirements:

Each rolling 12-month period, twenty percent (20%) may be transferred from Fixed Account D to the subaccounts.
The amount available for transfer during any contract year is based on the contract value in Fixed Account D as of the date we receive the transfer request in good order at our administrative service center, reduced by any amount withdrawn, transferred, taken as a loan, or used to purchase income phase payments during the 12 months prior to the transfer request. In addition, we reserve the right to reduce the amount available for transfer by amounts withdrawn under a systematic withdrawal option. We may, on a non-discriminatory basis, allow transfers of a larger percentage.

Twenty percent of the amount in Fixed Account D may be transferred in each of four consecutive 12 month periods and the balance reallocated in the fifth 12-month period subject to the following conditions:

1.	During the five-year period, no additional amounts are allocated to or reallocated from Fixed Account D;
2.	We will include any amounts reallocated, taken as a loan, or used to purchase income phase payments during the prior 12-month period when calculating the 20% amount; and
3.	We reserve the right to include amounts paid under a systematic withdrawal option when calculating the 20% amount.

We reserve the right to waive the transfer limit when the amount in Fixed Account D is less than $2,000. We may, on a non-discriminatory basis, allow transfers of a larger percentage.

No transfers to or from Fixed Account D are allowed after the beginning of the income phase. See also the
“Transfers Among Investment Options” section.

DCA Fixed Account. Transfers from the DCA Fixed Account are only allowed pursuant to the dollar cost averaging program. See “The Dollar Cost Averaging Program” in the “Transfers Among Investment Options”
section.

Withdrawals.

Fixed Account D. The contract owner may request a full or partial withdrawal from Fixed Account D. Partial withdrawals from the contract will be made on a pro rata basis from each subaccount and fixed account. If another method of allocation is desired, you must request it in writing to us. Under certain emergency conditions we may defer payment of any withdrawal for a period of up to six months or as otherwise provided by law.

While the value of purchase payments allocated to Fixed Account D is included in the calculation of the withdrawal charge upon a partial or full withdrawal of contract value, we will not apply a withdrawal charge to the portion of the contract value allocated to Fixed Account D. We will calculate the amount of the withdrawal charge waived by multiplying the withdrawal charge by the percentage that the amount withdrawn from Fixed Account D bears to the total amount withdrawn.

Partial Withdrawals. Each 12-month period, twenty percent (20%) may be withdrawn from Fixed Account D. The amount available for withdrawal is based on the contract value in Fixed Account D as of the date we receive the withdrawal request in good order at our administrative service center, reduced by the amount withdrawn, reallocated, taken as a loan, or used to purchase income phase payments during the contract year. In addition, we reserve the right to reduce the amount available by deducting any amount withdrawn under a systematic distribution option.

PRO.120636-08                                                                                   61

Full Withdrawals. The contract owner may withdraw the full amount from Fixed Account D. When we receive a request for a full withdrawal, no additional transfers, partial withdrawals or loans are allowed. The withdrawal is paid as follows:

1.	One-fifth of the contract value in Fixed Account D as of the date we receive the withdrawal request at our administrative service center, reduced by the amount, if any, transferred, withdrawn, taken as a loan, or used to purchase income phase payments during that contract year; then
2.	One-fourth of the remaining amount 12 months later; then
3.	One-third of the remaining amount 12 months later; then
4.	One-half of the remaining amount 12 months later; then
5.	The balance of the contract value in Fixed Account D 12 months later.

When we receive a request for a full withdrawal, no additional transfers, partial withdrawals or loans are allowed.
The contract owner may cancel a full withdrawal request from Fixed Account D at any time.

Waiver of Full and Partial Withdrawal Restrictions. Full and partial withdrawal restrictions are waived when the withdrawal is:

1.	Due to the contract owner’s death during the accumulation phase, and the withdrawal is made within six months of the date of death;
2.	Used to purchase income phase payments on a life contingent basis or for a stated period on a fixed only basis;
3.	Due to disability, extended confinement, or terminal illness within the meaning of the Tax Code, subject to the provisions regarding waiver of the withdrawal charge;
4.	Due to separation from service with your employer after age 55 (available beginning five years from the issue date) (for 403(b) contracts only).
5.	To satisfy minimum distribution requirements; or
6.	Due to other conditions as we may allow without discrimination.

Not all waivers may be available in all states. Refer to your contract for a description of available waivers.

DCA Fixed Account. Amounts withdrawn from the DCA Fixed Account are subjected to the applicable withdrawal charge. See “Fees” and “Withdrawals.”

Charges. We do not make deductions from amounts in the fixed accounts to cover mortality and expense risks.
We consider these risks when determining the credited rate. We expect to derive a profit from the determination of the credited rate. If you make a full withdrawal, the amount available from the DCA Fixed Account will be reduced by any early withdrawal charge (as applicable) and annual contract charge (see “Fee Table” and “Fees”).

Interest on Death Benefit. Any death benefit paid from amounts invested in Fixed Account D will include interest from the Death Benefit Valuation Date until the death benefit is paid at a rate not less then required by law.

Guarantee. We guarantee that the fixed contract value will not be less than the amount of purchase payments and transfers allocated to the fixed account, plus interest at the minimum guaranteed rate disclosed in the annuity contract, compounded annually, plus any additional interest which we may, in our discretion, credit to the fixed accounts (as described above), less any charges for the optional death benefit riders or early withdrawal charges, any applicable premium taxes and any amounts withdrawn or reallocated from the fixed accounts.

PRO.120636-08                                                                                   62

                                        Appendix II
                                      Eligible Funds

If you have selected the MGAB rider or the MGWB rider, you must remain invested at all times in one or more of the following Eligible Funds in order to receive the benefits of these riders (other than during the free look period, when we may require you to invest in the money market option). Failure to remain so invested will result in the termination of the applicable rider, and no charges deducted under the rider will be refunded. Accordingly, you should not purchase one of these riders if you do not believe that you will be comfortable remaining invested in one or more of the following funds during the entire time the rider is in effect.

                           ING Solution Income Portfolio
                             ING Solution 2015 Portfolio
                             ING Solution 2025 Portfolio
                             ING Solution 2035 Portfolio
                             ING Solution 2045 Portfolio

PRO.120636-08                                                                                   63

                                        Appendix III
                                MGWB Rider Examples

The following examples have been provided to help illustrate how the Minimum Guaranteed Withdrawal Benefit rider works in certain circumstances. For the purpose of these illustrations, the “Cash Value after Purchase Payment or Withdrawal” has been selected in order to illustrate specific situations. We have noted where we have assumed market performance, both negative and positive. This assumed performance is illustrative only.

Example A: The following example illustrates the values of the Guaranteed Withdrawal Base, Annual Withdrawal
Amount and Remaining Guaranteed Balance on an initial purchase payment of $100,000:

Contract Year	Date	Purchase Payment	Withdrawal	Cash Value after Purchase Payment or Withdrawal	Guaranteed Withdrawal Base	Annual Withdrawal Amount	Remaining Guaranteed Balance
1	01/01/08	$100,000	---	$100,000	$100,000	$5,000	$100,000

Example B: The following example illustrates the effect of subsequent purchase payments made during the first contract year, and assumes an investment return of $2,000 between 01/01/08 and 03/01/08:

Contract Year	Date	Purchase Payment	Withdrawal	Cash Value after Purchase Payment or Withdrawal	Guaranteed Withdrawal Base	Annual Withdrawal Amount	Remaining Guaranteed Balance
1	03/01/08	$20,000	---	$122,000	$120,000	$6,000	$120,000

Example C: The following example illustrates the effect of subsequent purchase payments made after the first contract year, and assumes an investment loss of $2,000 between 03/01/08 and 03/01/09:

Contract Year	Date	Purchase Payment	Withdrawal	Cash Value after Purchase Payment or Withdrawal	Guaranteed Withdrawal Base	Annual Withdrawal Amount	Remaining Guaranteed Balance
2	03/01/09	$10,000	---	$130,000	$120,000	$6,000	$120,000

Example D: The following examples illustrate the effect of withdrawals that do not exceed the Annual Withdrawal
Amount, and assumes an investment loss of $3,000 between 03/01/09 and 02/01/10 and an additional investment loss of $1,500 between 02/01/10 and 04/01/10:

Contract Year	Date	Purchase Payment	Withdrawal	Cash Value after Purchase Payment or Withdrawal	Guaranteed Withdrawal Base	Annual Withdrawal Amount	Remaining Guaranteed Balance
3	02/01/10	---	$4,000	$123,000	$120,000	$6,000	$116,000
3	04/01/10	---	$2,000	$119,500	$120,000	$6,000	$114,000

Example E: The following examples illustrate the effect of cumulative withdrawals that exceed the Annual
Withdrawal Amount, and assumes an investment loss of $10,500 between 04/01/10 and 07/01/11 and an additional investment loss of $4,000 between 07/01/11 and 08/01/11:

PRO.120636-08                                                                                   64

Contract Year	Date	Purchase Payment	Withdrawal	Cash Value after Purchase Payment or Withdrawal	Guaranteed Withdrawal Base	Annual Withdrawal Amount	Remaining Guaranteed Balance
4	07/01/11	---	$6,000	$103,000	$120,000	$6,000	$108,000
4	08/01/11	---	$5,000	$94,000	$94,000	$4,700	$94,000

The Guaranteed Withdrawal Base and Remaining Guaranteed Balance immediately following the excess withdrawal are reset to the lesser of the contract value immediately after the withdrawal ($94,000) or the Remaining
Guaranteed Balance immediately prior to the withdrawal less the withdrawal amount ($108,000 - $5,000 =
$103,000).

Example F: The following examples illustrate the effect of taking a required minimum distribution that exceeds the Annual Withdrawal Amount and assumes an investment return of $10,700 between 08/01/11 and 03/01/12 and an additional investment return of $1,000 between 03/01/12 and 09/01/12:

Contract Year	Date	Purchase Payment	Withdrawal	Cash Value after Purchase Payment or Withdrawal	Guaranteed Withdrawal Base	Annual Withdrawal Amount	Remaining Guaranteed Balance
5	03/01/12	---	$4,700	$100,000	$94,000	$4,700	$89,300
5	09/01/12	---	$5,000	$96,000	$94,000	$4,700	$84,300

In this case the Guaranteed Withdrawal Base and Remaining Guaranteed Balance are not adjusted as they were in
Example E.

Example G: The following example illustrates the effect of the election of the Reset option on the 10th contract anniversary (or the beginning of contract year 11) and assumes an investment return of $10,700 between 09/01/12 and 05/01/13, an additional investment return of $9,700 between 05/01/13 and 05/01/14, a subsequent investment loss of $2,300 between 05/01/14 and 05/01/15, an additional investment return of $2,700 between 05/01/15 and
05/01/16, an additional investment return of $6,700 between 05/01/16 and 05/01/17, and an additional investment return of $2,000 between 05/01/17 and 01/01/18:

Contract Year	Date	Purchase Payment	Withdrawal	Cash Value after Purchase Payment or Withdrawal	Guaranteed Withdrawal Base	Annual Withdrawal Amount	Remaining Guaranteed Balance
6	05/01/13	---	$4,700	$102,000	$94,000	$4,700	$79,600
7	05/01/14	---	$4,700	$107,000	$94,000	$4,700	$74,900
8	05/01/15	---	$4,700	$100,000	$94,000	$4,700	$70,200
9	05/01/16	---	$4,700	$98,000	$94,000	$4,700	$65,500
10	05/01/17	---	$4,700	$100,000	$94,000	$4,700	$60,800
11	01/01/18	---	---	$102,000	$102,000	$5,100	$102,000

If the contract has experienced market gains, they can be “locked in” by “Resetting” the Guaranteed Withdrawal
Base and Remaining Guaranteed Balance equal to contract value. This also increases the Annual Withdrawal
Amount.

Example H: The following example illustrates when a contract enters into Automatic Withdrawal Status and assumes the maximum annual withdrawal amount is withdrawn in years 11 through 24 and there is no investment gain or loss during that period.

PRO.120636-08                                                                                   65

Contract Year	Date	Purchase Payment	Withdrawal	Cash Value after Purchase Payment or Withdrawal	Guaranteed Withdrawal Base	Annual Withdrawal Amount	Remaining Guaranteed Balance
25	1/1/32	---	$5,100	$2,000	$102,000	$5,100	$25,500
26	1/1/33	---	$5,100	$0	$102,000	$5,100	$20,400
27	1/1/34	---	$5,100	$0	$102,000	$5,100	$15,300
28	1/1/35	---	$5,100	$0	$102,000	$5,100	$10,200
29	1/1/36	---	$5,100	$0	$102,000	$5,100	$5,100
30	1/1/37	---	$5,100	$0	$102,000	$5,100	$0

If contract value is not sufficient to satisfy the Annual Withdrawal Amount, as is the case in contract year 26, the rider is placed into Automatic Withdrawal Status. Automatic Periodic Payments equal to the Annual Withdrawal
Amount will continue to be paid until the Remaining Guaranteed Balance is reduced to zero. If death were to occur while in Automatic Withdrawal Status (contract years 26-30), Automatic Periodic Payments would cease and the
MGWB Death Benefit equal to the Remaining Guaranteed Balance will be paid as a single lump sum to the person entitled to death proceeds.

PRO.120636-08                                                                                   66

                                         Appendix IV
                                     Fund Descriptions

                                                      List of Fund Name Changes

Current Fund Name	Former Fund Name
ING BlackRock Global Science and Technology Portfolio	ING VP Global Science and Technology Portfolio
ING Davis New York Venture Portfolio	ING Davis Venture Value Portfolio
ING Opportunistic Large Cap Growth Portfolio	ING VP Growth Portfolio
ING Opportunistic Large Cap Value Portfolio	ING VP Value Opportunity Portfolio

The investment results of the mutual funds (funds) are likely to differ significantly and there is no assurance that any of the funds will achieve their respective investment objectives. You should consider the investment objectives, risks and charges, and expenses of the funds carefully before investing. Please refer to the fund prospectuses for additional information. Shares of the funds will rise and fall in value and you could lose money by investing in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Except as noted, all funds are diversified, as defined under the Investment Company Act of 1940.
Fund prospectuses may be obtained free of charge at the address and telephone number listed in “Contract
Overview–Questions,” by accessing the SEC’s website or by contacting the SEC Public Reference Branch.

Certain funds offered under the contracts have investment objectives and policies similar to other funds managed by the fund’s investment adviser. The investment results of a fund may be higher or lower than those of other funds managed by the same adviser. There is no assurance and no representation is made that the investment results of any fund will be comparable to those of another fund managed by the same investment adviser.

For the share class of each fund offered through your contract, please see the cover page.

Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)
American Funds Insurance Series® – Growth Fund	Capital Research and Management Company	Seeks growth of capital by investing primarily in U.S. common stocks.
American Funds Insurance Series® – Growth-Income Fund	Capital Research and Management Company	Seeks capital growth and income over time by investing primarily in U.S. common stocks and other securities that appear to offer potential for capital appreciation and/or dividends.
American Funds Insurance Series® – International Fund	Capital Research and Management Company	Seeks growth of capital over time by investing primarily in common stocks of companies based outside the United States.
Franklin Templeton Variable Insurance Products Trust – Franklin Small Cap Value Securities Fund	Franklin Advisory Services, LLC	Seeks long-term total return.
ING Partners, Inc. – ING American Century Large Company Value Portfolio	Directed Services LLC Subadviser: American Century Investment Management, Inc. (American Century)	Seeks long-term capital growth; income is a secondary objective.

PRO.120636-08                                                                                   67

Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)
ING Partners, Inc. – ING American Century Small-Mid Cap Value Portfolio	Directed Services LLC Subadviser: American Century Investment Management, Inc. (American Century)	Seeks long-term capital growth; income is a secondary objective.
ING Partners, Inc. – ING Baron Small Cap Growth Portfolio	Directed Services LLC Subadviser: BAMCO, Inc. (BAMCO)	Seeks capital appreciation.
ING Investors Trust – ING BlackRock Global Science and Technology Portfolio	ING Investments, LLC Subadviser: BlackRock Advisors, LLC	Seeks long-term capital appreciation.
ING Investors Trust – ING BlackRock Large Cap Growth Portfolio	Directed Services LLC Subadviser: BlackRock Investment Management, LLC	Seeks long-term growth of capital.
ING Partners, Inc. – ING Davis New York Venture Portfolio	Directed Services LLC Subadviser: Davis Selected Advisers, L.P. (Davis)	A non-diversified portfolio that seeks long-term growth of capital.
ING Partners, Inc. – ING Fidelity® VIP Contrafund® Portfolio* * Fidelity and Contrafund are registered trademarks of FMR Corp.	Directed Services LLC Investment Adviser to the Master Fund: Fidelity Management & Research Company (FMR)	Seeks long-term capital appreciation.
ING Partners, Inc. – ING Fidelity® VIP Equity-Income Portfolio	Directed Services LLC Investment Adviser to the Master Fund: Fidelity Management & Research Company (FMR)	Seeks reasonable income. Will also consider
  the potential for capital appreciation. The
  Portfolio’s goal is to achieve a yield that
  exceeds the composite yield on the securities
comprising the S&P 500 Index.
ING Partners, Inc. – ING Fidelity® VIP Growth Portfolio	Directed Services LLC Investment Adviser to the Master Fund: Fidelity Management & Research Company (FMR)	Seeks capital appreciation.
ING Partners, Inc. – ING Fidelity® VIP Mid Cap Portfolio	Directed Services LLC Investment Adviser to the Master Fund: Fidelity Management & Research Company (FMR)	Seeks long-term growth of capital.

PRO.120636-08                                                                                   68

Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)
ING Investors Trust - ING FMRSM Diversified Mid Cap Portfolio* * FMRSM is a service mark of Fidelity Management & Research Company.	Directed Services LLC Subadviser: Fidelity Management & Research Co.	Seeks long-term growth of capital.
ING Investors Trust – ING Global Resources Portfolio	Directed Services LLC Subadviser: ING Investment Management Co.	A non-diversified portfolio that seeks long-term capital appreciation.
ING Partners, Inc. – ING JPMorgan Mid Cap Value Portfolio	Directed Services LLC Subadviser: J.P. Morgan Investment Management Inc. (JPMIM)	Seeks growth from capital appreciation.
ING Investors Trust - ING Julius Baer Foreign Portfolio	Directed Services LLC Subadviser: Julius Baer Investment Management, LLC	Seeks long-term growth of capital.
ING Partners, Inc. – ING Legg Mason Partners Aggressive Growth Portfolio	Directed Services LLC Subadviser: ClearBridge Advisors, LLC (ClearBridge)	Seeks long-term growth of capital.
ING Investors Trust - ING Legg Mason Value Portfolio	Directed Services LLC Subadviser: Legg Mason Capital Management, Inc.	A non-diversified portfolio that seeks long-term growth of capital.
ING Investors Trust – ING Lord Abbett Affiliated Portfolio	Directed Services LLC Subadviser: Lord, Abbett & Co. LLC	Seeks long-term growth of capital and secondarily, current income.
ING Investors Trust - ING Marsico Growth Portfolio	Directed Services LLC Subadviser: Marsico Capital Management, LLC	Seeks capital appreciation.
ING Investors Trust - ING MFS Total Return Portfolio	Directed Services LLC Subadviser: Massachusetts Financial Services Company	Seeks above-average income (compared to a
  portfolio entirely invested in equity securities)
  consistent with the prudent employment of
  capital. Secondarily seeks reasonable
opportunity for growth of capital and income.
ING Partners, Inc. – ING OpCap Balanced Value Portfolio	Directed Services LLC Subadviser: Oppenheimer Capital LLC (OpCap)	Seeks capital growth, and secondarily, investment income.

PRO.120636-08                                                                                   69

Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)
ING Partners, Inc. – ING Oppenheimer Global Portfolio	Directed Services LLC Subadviser: OppenheimerFunds, Inc. (Oppenheimer)	Seeks capital appreciation.
ING Partners, Inc. – ING Oppenheimer Strategic Income Portfolio	Directed Services LLC Subadviser: OppenheimerFunds, Inc. (Oppenheimer)	Seeks a high level of current income principally derived from interest on debt securities.
ING Variable Portfolios, Inc. – ING Opportunistic Large Cap Growth Portfolio	ING Investments, LLC Subadviser: ING Investment Management Co.	Seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.
ING Variable Portfolios, Inc. – ING Opportunistic Large Cap Value Portfolio	ING Investments, LLC Subadviser: ING Investment Management Co.	Seeks growth of capital primarily through investment in a diversified portfolio of common stocks.
ING Partners, Inc. – ING PIMCO Total Return Portfolio	Directed Services LLC Subadviser: Pacific Investment Management Company LLC (PIMCO)	Seeks maximum total return, consistent with capital preservation and prudent investment management.
ING Investors Trust - ING Pioneer Equity Income Portfolio	Directed Services LLC Subadviser: Pioneer Investment Management, Inc.	Seeks current income and long-term growth of
  capital from a portfolio consisting primarily of
  equity securities of U.S. corporations that are
  expected to produce income. The Portfolio’s
  investment objective is not fundamental and
may be changed without a shareholder vote.
ING Partners, Inc. – ING Pioneer High Yield Portfolio	Directed Services LLC Subadviser: Pioneer Investment Management, Inc.	Seeks to maximize total return through income and capital appreciation.
ING Partners, Inc. – ING Solution Income Portfolio	Directed Services LLC Consultant: ING Investment Management Co.	Seeks to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.
ING Partners, Inc. – ING Solution 2015 Portfolio	Directed Services LLC Consultant: ING Investment Management Co.	Until the day prior to its Target Date, the
  Portfolio will seek to provide total return
  consistent with an asset allocation targeted at
  retirement in approximately 2015. On the
  Target Date, the investment objective will be to
  seek to provide a combination of total return
  and stability of principal consistent with an
asset allocation targeted to retirement.

PRO.120636-08                                                                                   70

Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)
ING Partners, Inc. – ING Solution 2025 Portfolio	Directed Services LLC Consultant: ING Investment Management Co.	Until the day prior to its Target Date, the
  Portfolio will seek to provide total return
  consistent with an asset allocation targeted at
  retirement in approximately 2025. On the
  Target Date, the investment objective will be to
  seek to provide a combination of total return
  and stability of principal consistent with an
asset allocation targeted to retirement.
ING Partners, Inc. – ING Solution 2035 Portfolio	Directed Services LLC Consultant: ING Investment Management Co.	Until the day prior to its Target Date, the
  Portfolio will seek to provide total return
  consistent with an asset allocation targeted at
  retirement in approximately 2035. On the
  Target Date, the investment objective will be to
  seek to provide a combination of total return
  and stability of principal consistent with an
asset allocation targeted to retirement.
ING Partners, Inc. – ING Solution 2045 Portfolio	Directed Services LLC Consultant: ING Investment Management Co.	Until the day prior to its Target Date, the
  Portfolio will seek to provide total return
  consistent with an asset allocation targeted at
  retirement in approximately 2045. On the
  Target Date, the investment objective will be to
  seek to provide a combination of total return
  and stability of principal consistent with an
asset allocation targeted to retirement.
ING Investors Trust - ING Stock Index Portfolio	Directed Services LLC Subadviser: ING Investment Management Co.	Seeks total return.
ING Partners, Inc. – ING T. Rowe Price Diversified Mid Cap Growth Portfolio	Directed Services LLC Subadviser: T. Rowe Price Associates, Inc. (T. Rowe Price)	Seeks long-term capital appreciation.
ING Investors Trust - ING T. Rowe Price Equity Income Portfolio	Directed Services LLC Subadviser: T. Rowe Price Associates, Inc.	Seeks substantial dividend income as well as long-term growth of capital.
ING Partners, Inc. – ING T. Rowe Price Growth Equity Portfolio	Directed Services LLC Subadviser: T. Rowe Price Associates, Inc. (T. Rowe Price)	Seeks long-term capital growth, and secondarily, increasing dividend income.
ING Partners, Inc. – ING Templeton Foreign Equity Portfolio	Directed Services LLC Subadviser: Templeton Investment Counsel, LLC (Templeton)	Seeks long-term capital growth.

PRO.120636-08                                                                                   71

Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)
ING Partners, Inc. – ING Thornburg Value Portfolio	Directed Services LLC Subadviser: Thornburg Investment Management (Thornburg)	Seeks capital appreciation.
ING Partners, Inc. – ING UBS U.S. Large Cap Equity Portfolio	Directed Services LLC Subadviser: UBS Global Asset Management (Americas) Inc. (UBS Global AM)	Seeks long-term growth of capital and future income.
ING Partners, Inc. – ING Van Kampen Comstock Portfolio	Directed Services LLC Subadviser: Van Kampen	Seeks capital growth and income.
ING Investors Trust - ING Van Kampen Growth and Income Portfolio	Directed Services LLC Subadviser: Van Kampen	Seeks long-term growth of capital and income.
ING Variable Products Trust – ING VP Financial Services Portfolio	ING Investments, LLC Subadviser: ING Investment Management Co.	Seeks long-term capital appreciation.
ING Variable Funds – ING VP Growth and Income Portfolio	ING Investments, LLC Subadviser: ING Investment Management Co.	Seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock.
ING Investors Trust – ING VP Index Plus International Equity Portfolio	ING Investments, LLC Subadviser: ING Investment Management Advisors, B.V.	Seeks to outperform the total return performance of the Morgan Stanley Capital International Europe Australasia and Far East® Index (“MSCI EAFE® Index”), while maintaining a market level of risk.
ING Variable Portfolios, Inc. – ING VP Index Plus MidCap Portfolio	ING Investments, LLC Subadviser: ING Investment Management Co.	Seeks to outperform the total return performance of the Standard & Poor’s MidCap 400 Index (S&P MidCap 400 Index), while maintaining a market level of risk.
ING VP Intermediate Bond Portfolio	ING Investments, LLC Subadviser: ING Investment Management Co.	Seeks to maximize total return consistent with reasonable risk, through investment in a diversified portfolio consisting primarily of debt securities.

PRO.120636-08                                                                                   72

Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)
ING Variable Products Trust – ING VP International Value Portfolio	ING Investments, LLC Subadviser: ING Investment Management Co.	Seeks long-term capital appreciation.
ING Variable Products Trust – ING VP MidCap Opportunities Portfolio	ING Investments, LLC Subadviser: ING Investment Management Co.	Seeks long-term capital appreciation.
ING VP Money Market Portfolio	ING Investments, LLC Subadviser: ING Investment Management Co.	Seeks to provide high current return, consistent
  with preservation of capital and liquidity,
  through investment in high-quality money
  market instruments. There is no guarantee
  that the ING VP Money Market Subaccount
will have a positive or level return.
ING Variable Products Trust – ING VP Real Estate Portfolio	ING Investments, LLC Subadviser: ING Clarion Real Estate Securities L.P.	A non-diversified portfolio that seeks total return. This objective is not fundamental and may be changed without a shareholder vote.
ING Variable Portfolios, Inc. – ING VP Small Company Portfolio	ING Investments, LLC Subadviser: ING Investment Management Co.	Seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities of companies with smaller market capitalizations.
ING Variable Products Trust – ING VP SmallCap Opportunities Portfolio	ING Investments, LLC Subadviser: ING Investment Management Co.	Seeks long-term capital appreciation.
ING Strategic Allocation Portfolios, Inc. – ING VP Strategic Allocation Conservative Portfolio	ING Investments, LLC Subadviser: ING Investment Management Co.	Seeks to provide total return consistent with preservation of capital.
ING Strategic Allocation Portfolios, Inc. – ING VP Strategic Allocation Growth Portfolio	ING Investments, LLC Subadviser: ING Investment Management Co.	Seeks to provide capital appreciation.
ING Strategic Allocation Portfolios, Inc. – ING VP Strategic Allocation Moderate Portfolio	ING Investments, LLC Subadviser: ING Investment Management Co.	Seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).
Lord Abbett Series Fund, Inc. – Mid-Cap Value Portfolio	Lord, Abbett & Co. LLC (Lord Abbett)	Seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

PRO.120636-08                                                                                   73

Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)
Oppenheimer Variable Account Funds – Oppenheimer Main Street Small Cap Fund® /VA	OppenheimerFunds, Inc.	Seeks capital appreciation.
PIMCO Variable Insurance Trust - Real Return Portfolio	Pacific Investment Management Company LLC (PIMCO)	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.
Pioneer Variable Contracts Trust – Pioneer High Yield VCT Portfolio	Pioneer Investment Management, Inc.	Seeks to maximize total return through a combination of income and capital appreciation.
Wanger Advisors Trust - Wanger Select	Columbia Wanger Asset Management, L.P.	A non-diversified fund that seeks long-term growth of capital.
Wanger Advisors Trust - Wanger U.S. Smaller Companies* *Effective June 1, 2008, Wanger U.S. Smaller Companies will change its name to Wanger USA.	Columbia Wanger Asset Management, L.P.	Seeks long-term growth of capital.

PRO.120636-08                                                                                   74

APPENDIX V
CONDENSED FINANCIAL INFORMATION

Except for subaccounts which did not commence operations as of December 31, 2007, the following table gives (1) the accumulation unit value (AUV) at the beginning of the period, (2) the AUV at the end of the period and (3) the total number of accumulation units outstanding at the end of the period for each subaccount of Separate Account N available under the contracts for the indicated periods. For those subaccounts that commenced operations during the period ended December 31, 2007, the “Value at beginning of period” shown is the value at first date of investment.

(Selected data for accumulation units outstanding throughout each period, reflecting total daily separate account charges of 1.40%)

	2007	2006	2005
AMERICAN FUNDS – GROWTH FUND (Funds were first received in this option during May 2007) Value at beginning of period Value at end of period Number of accumulation units outstanding at end of period	$10.02 $10.36 210,863
AMERICAN FUNDS – GROWTH INCOME FUND
(Funds were first received in this option during May 2007)
Value at beginning of period
Value at end of period
Number of accumulation units outstanding at end of period	$10.15 $9.80 167,550
AMERICAN FUNDS – INTERNATIONAL FUND
(Funds were first received in this option during May 2007)
Value at beginning of period
Value at end of period
Number of accumulation units outstanding at end of period	$9.99 $10.87 163,636
FRANKLIN SMALL CAP VALUE SECURITIES FUND
(Funds were first received in this option during May 2005)
Value at beginning of period
Value at end of period
Number of accumulation units outstanding at end of period	$12.66 $12.18 137,667	$10.97 $12.66 98,655	$9.89 $10.97 23,199
ING AMERICAN CENTURY LARGE COMPANY VALUE
PORTFOLIO
(Funds were first received in this option during February 2006)
Value at beginning of period
Value at end of period
Number of accumulation units outstanding at end of period	$11.92 $11.52 931	$10.28 $11.92 501
ING AMERICAN CENTURY SMALL-MID CAP VALUE
PORTFOLIO
(Funds were first received in this option during May 2005)
Value at beginning of period
Value at end of period
Number of accumulation units outstanding at end of period	$12.53 $11.99 1,831	$11.00 $12.53 680	$9.92 $11.00 364

CFI 1

Condensed Financial Information (continued)

	2007	2006	2005
ING BARON SMALL CAP GROWTH PORTFOLIO
(Funds were first received in this option during October 2005)
Value at beginning of period
Value at end of period
Number of accumulation units outstanding at end of period	$12.11 $12.67 8,986	$10.66 $12.11 3,870	$10.18 $10.66 45
ING BLACKROCK GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO Value at beginning of period Value at end of period Number of accumulation units outstanding at end of period	$12.46 $14.62 24,876	$11.78 $12.46 17,294	$10.69 $11.78 6,906
ING BLACKROCK LARGE CAP GROWTH PORTFOLIO
(Funds were first received in this option during April 2007)
Value at beginning of period
Value at end of period
Number of accumulation units outstanding at end of period	$10.03 $9.75 3,955
ING DAVIS NEW YORK VENTURE PORTFOLIO
(Funds were first received in this option during October 2006)
Value at beginning of period
Value at end of period
Number of accumulation units outstanding at end of period	$11.80 $12.12 1,487	$10.96 $11.80 189
ING FIDELITY® VIP CONTRAFUND® PORTFOLIO
(Funds were first received in this option during August 2005)
Value at beginning of period
Value at end of period
Number of accumulation units outstanding at end of period	$12.75 $14.69 73,983	$11.63 $12.75 50,276	$10.91 $11.63 869
ING FIDELITY® VIP EQUITY-INCOME PORTFOLIO
(Funds were first received in this option during August 2005)
Value at beginning of period
Value at end of period
Number of accumulation units outstanding at end of period	$12.44 $12.39 17,480	$10.55 $12.44 7,492	$10.32 $10.55 584
ING FIDELITY® VIP GROWTH PORTFOLIO
(Funds were first received in this option during November 2005)
Value at beginning of period
Value at end of period
Number of accumulation units outstanding at end of period	$11.08 $13.80 1,040	$10.58 $11.08 431	$10.69 $10.58 12
ING FIDELITY® VIP MIDCAP PORTFOLIO
(Funds were first received in this option during October 2005)
Value at beginning of period
Value at end of period
Number of accumulation units outstanding at end of period	$13.11 $14.86 21,029	$11.85 $13.11 15,069	$11.07 $11.85 135
ING FMRSM DIVERSIFIED MID CAP PORTFOLIO
(Funds were first received in this option during April 2006)
Value at beginning of period
Value at end of period
Number of accumulation units outstanding at end of period	$9.93 $11.24 431	$10.06 $9.93 1

CFI 2

Condensed Financial Information (continued)

	2007	2006	2005
ING GLOBAL RESOURCES PORTFOLIO
(Funds were first received in this option during January 2007)
Value at beginning of period
Value at end of period
Number of accumulation units outstanding at end of period	$10.25 $14.23 659,309
ING JPMORGAN INTERNATIONAL PORTFOLIO
(Funds were first received in this option during February 2006)
Value at beginning of period
Value at end of period
Number of accumulation units outstanding at end of period	$13.35 $14.45 4,830	$11.66 $13.35 1,675
ING JPMORGAN MID CAP VALUE PORTFOLIO
(Funds were first received in this option during May 2005)
Value at beginning of period
Value at end of period
Number of accumulation units outstanding at end of period	$12.48 $12.59 13,823	$10.86 $12.48 6,762	$10.11 $10.86 915
ING JULIUS BAER FOREIGN PORTFOLIO
(Funds were first received in this option during May 2005)
Value at beginning of period
Value at end of period
Number of accumulation units outstanding at end of period	$14.83 $16.99 27,854	$11.65 $14.83 14,960	$10.02 $11.65 555
ING LEGG MASON PARTNERS AGGRESSIVE GROWTH
PORTFOLIO
(Funds were first received in this option during February 2006)
Value at beginning of period
Value at end of period
Number of accumulation units outstanding at end of period	$12.07 $11.68 793	$11.48 $12.07 842
ING LEGG MASON VALUE PORTFOLIO
(Funds were first received in this option during January 2006)
Value at beginning of period
Value at end of period
Number of accumulation units outstanding at end of period	$11.10 $10.28 3,285	$10.53 $11.10 2,543
ING LORD ABBETT AFFILIATED PORTFOLIO
(Funds were first received in this option during June 2006)
Value at beginning of period
Value at end of period
Number of accumulation units outstanding at end of period	$10.78 $11.09 61,711	$9.71 $10.78 11,156
ING MARSICO GROWTH PORTFOLIO (Funds were first received in this option during May 2005) Value at beginning of period Value at end of period Number of accumulation units outstanding at end of period	$11.23 $12.63 1,992	$10.87 $11.23 926	$9.74 $10.87 445
ING MFS TOTAL RETURN PORTFOLIO
(Funds were first received in this option during April 2006)
Value at beginning of period
Value at end of period
Number of accumulation units outstanding at end of period	$11.24 $11.51 4,071	$10.48 $11.24 3,295

CFI 3

Condensed Financial Information (continued)

	2007	2006	2005
ING OPCAP BALANCED VALUE PORTFOLIO
(Funds were first received in this option during April 2006)
Value at beginning of period
Value at end of period
Number of accumulation units outstanding at end of period	$11.22 $10.63 199	$10.51 $11.22 139
ING OPPENHEIMER GLOBAL PORTFOLIO
(Funds were first received in this option during September 2005)
Value at beginning of period
Value at end of period
Number of accumulation units outstanding at end of period	$13.47 $14.12 15,728	$11.61 $13.47 16,557	$11.13 $11.61 446
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO
(Funds were first received in this option during January 2006)
Value at beginning of period
Value at end of period
Number of accumulation units outstanding at end of period	$10.68 $11.44 29,016	$10.10 $10.68 13,772
ING OPPORTUNISTIC LARGE CAP GROWTH PORTFOLIO Value at beginning of period Value at end of period Number of accumulation units outstanding at end of period	$11.04 $12.83 163,541
ING OPPORTUNISTIC LARGE CAP VALUE PORTFOLIO
(Funds were first received in this option during December 2005)
Value at beginning of period
Value at end of period
Number of accumulation units outstanding at end of period	$12.20 $12.39 84,679	$10.66 $12.20 94,171	$10.72 $10.66 101,315
ING PIMCO TOTAL RETURN PORTFOLIO
(Funds were first received in this option during August 2005)
Value at beginning of period
Value at end of period
Number of accumulation units outstanding at end of period	$10.33 $11.15 6,484	$10.07 $10.33 4,113	$10.12 $10.07 116
ING PIONEER EQUITY INCOME PORTFOLIO
(Funds were first received in this option during July 2007)
Value at beginning of period
Value at end of period
Number of accumulation units outstanding at end of period	$9.95 $9.22 231,438
ING PIONEER HIGH YIELD PORTFOLIO
(Funds were first received in this option during May 2006)
Value at beginning of period
Value at end of period
Number of accumulation units outstanding at end of period	$10.56 $11.06 78,010	$10.04 $10.56 19,571
ING SOLUTION 2015 PORTFOLIO (Funds were first received in this option during April 2006) Value at beginning of period Value at end of period Number of accumulation units outstanding at end of period	$11.66 $12.02 7,270	$11.01 $11.66 6,260

CFI 4

Condensed Financial Information (continued)

	2007	2006	2005
ING SOLUTION 2025 PORTFOLIO (Funds were first received in this option during October 2005) Value at beginning of period Value at end of period Number of accumulation units outstanding at end of period	$12.10 $12.48 48,711	$10.90 $12.10 48,990	$10.43 $10.90 240
ING SOLUTION 2035 PORTFOLIO Value at beginning of period Value at end of period Number of accumulation units outstanding at end of period	$12.32 $12.92 2,980
ING SOLUTION 2045 PORTFOLIO Value at beginning of period Value at end of period Number of accumulation units outstanding at end of period	$12.64 $13.33 66
ING SOLUTION INCOME PORTFOLIO (Funds were first received in this option during June 2006) Value at beginning of period Value at end of period Number of accumulation units outstanding at end of period	$10.90 $11.31 1,393	$10.18 $10.90 582
ING STOCK INDEX PORTFOLIO (Funds were first received in this option during June 2005) Value at beginning of period Value at end of period Number of accumulation units outstanding at end of period	$11.91 $12.36 16,018	$10.46 $11.91 20,317	$10.01 $10.46 2,320
ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH
PORTFOLIO
(Funds were first received in this option during September 2005)
Value at beginning of period
Value at end of period
Number of accumulation units outstanding at end of period	$11.85 $13.21 964	$11.03 $11.85 813	$10.62 $11.03 328
ING T. ROWE PRICE EQUITY INCOME PORTFOLIO
(Funds were first received in this option during May 2005)
Value at beginning of period
Value at end of period
Number of accumulation units outstanding at end of period	$12.14 $12.32 20,551	$10.35 $12.14 17,780	$9.92 $10.35 1,060
ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO
(Funds were first received in this option during August 2005)
Value at beginning of period
Value at end of period
Number of accumulation units outstanding at end of period	$11.85 $12.81 2,591	$10.64 $11.85 1,269	$10.41 $10.64 586
ING THORNBURG VALUE PORTFOLIO Value at beginning of period Value at end of period Number of accumulation units outstanding at end of period	$11.69 $12.34 171

CFI 5

Condensed Financial Information (continued)

	2007	2006	2005
ING UBS U.S. LARGE CAP EQUITY PORTFOLIO
(Funds were first received in this option during August 2006)
Value at beginning of period
Value at end of period
Number of accumulation units outstanding at end of period	$12.20 $12.14 743	$10.81 $12.20 6
ING VAN KAMPEN COMSTOCK PORTFOLIO
(Funds were first received in this option during August 2005)
Value at beginning of period
Value at end of period
Number of accumulation units outstanding at end of period	$11.89 $11.46 16,090	$10.41 $11.89 6,113	$9.97 $10.41 101
ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO
(Funds were first received in this option during June 2005)
Value at beginning of period
Value at end of period
Number of accumulation units outstanding at end of period	$11.93 $12.15 14,815	$10.76 $11.93 12,017	$10.22 $10.76 1,328
ING VAN KAMPEN GROWTH AND INCOME
PORTFOLIO
(Funds were first received in this option during January 2006)
Value at beginning of period
Value at end of period
Number of accumulation units outstanding at end of period	$12.59 $12.71 3,076	$11.38 $12.59 2,152
ING VP FINANCIAL SERVICES PORTFOLIO Value at beginning of period Value at end of period Number of accumulation units outstanding at end of period	$13.67 $11.80 18,554	$11.80 $13.67 22,461	$11.11 $11.80 7,610
ING VP GROWTH AND INCOME PORTFOLIO Value at beginning of period Value at end of period Number of accumulation units outstanding at end of period	$12.16 $12.87 163,541
ING VP INDEX PLUS MIDCAP PORTFOLIO Value at beginning of period Value at end of period Number of accumulation units outstanding at end of period	$17.69 $18.40 489,583	$16.39 $17.69 585,359	$14.95 $16.39 494,201
ING VP INTERMEDIATE BOND PORTFOLIO
(Funds were first received in this option during August 2005)
Value at beginning of period
Value at end of period
Number of accumulation units outstanding at end of period	$10.41 $10.88 131,885	$10.14 $10.41 73,223	$10.06 $10.14 2,362
ING VP INTERNATIONAL VALUE PORTFOLIO Value at beginning of period Value at end of period Number of accumulation units outstanding at end of period	$25.99 $29.07 913,831	$20.36 $25.99 1,080,508	$18.87 $20.36 1,315,804
ING VP MIDCAP OPPORTUNITIES PORTFOLIO Value at beginning of period Value at end of period Number of accumulation units outstanding at end of period	$7.44 $9.23 3,648,781	$7.00 $7.44 4,535,993	$6.44 $7.00 5,263,838

CFI 6

Condensed Financial Information (continued)

	2007	2006	2005
ING VP MONEY MARKET PORTFOLIO
(Funds were first received in this option during January 2006)
Value at beginning of period
Value at end of period
Number of accumulation units outstanding at end of period	$10.50 $10.89 15,002	$10.16 $10.50 22,725
ING VP REAL ESTATE PORTFOLIO Value at beginning of period Value at end of period Number of accumulation units outstanding at end of period	$20.66 $17.08 202,489	$15.39 $20.66 239,614	$13.87 $15.39 156,809
ING VP SMALL COMPANY PORTFOLIO
(Funds were first received in this option during December 2005)
Value at beginning of period
Value at end of period
Number of accumulation units outstanding at end of period	$13.02 $13.59 2,578	$11.30 $13.02 1,560	$11.30 $11.30 29
ING VP SMALLCAP OPPORTUNITIES PORTFOLIO Value at beginning of period Value at end of period Number of accumulation units outstanding at end of period	$25.08 $27.22 674,104	$22.60 $25.08 791,379	$21.00 $22.60 926,946
ING VP STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO Value at beginning of period Value at end of period Number of accumulation units outstanding at end of period	$13.08 $13.65 116,489	$12.24 $13.08 63,297	$11.96 $12.24 32,695
ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO Value at beginning of period Value at end of period Number of accumulation units outstanding at end of period	$15.76 $16.33 153,793	$14.12 $15.76 85,076	$13.48 $14.12 51,527
ING VP STRATEGIC ALLOCATION MODERATE PORTFOLIO Value at beginning of period Value at end of period Number of accumulation units outstanding at end of period	$14.47 $15.05 200,615	$13.20 $14.47 124,545	$12.79 $13.20 94,672
LORD ABBETT SERIES FUND - MID-CAP VALUE
PORTFOLIO
(Funds were first received in this option during May 2005)
Value at beginning of period
Value at end of period
Number of accumulation units outstanding at end of period	$12.07 $11.97 108,204	$10.91 $12.07 97,995	$9.91 $10.91 41,121
OPPENHEIMER MAIN STREET SMALL CAP FUND®/VA
(Funds were first received in this option during August 2005)
Value at beginning of period
Value at end of period
Number of accumulation units outstanding at end of period	$12.80 $12.46 8,679	$11.28 $12.80 8,302	$10.61 $11.28 225

CFI 7

Condensed Financial Information (continued)

	2007	2006	2005
PIMCO VIT REAL RETURN PORTFOLIO Value at beginning of period Value at end of period Number of accumulation units outstanding at end of period	$10.78 $11.75 162,380	$10.84 $10.78 142,143	$10.77 $10.84 169,681
PIONEER HIGH YIELD VCT PORTFOLIO Value at beginning of period Value at end of period Number of accumulation units outstanding at end of period	$11.44 $11.94 112,266	$10.69 $11.44 118,101	$10.64 $10.69 91,765
WANGER SELECT Value at beginning of period Value at end of period Number of accumulation units outstanding at end of period	$14.66 $15.81 231,178	$12.42 $14.66 180,124	$11.40 $12.42 108,821
WANGER U.S. SMALLER COMPANIES Value at beginning of period Value at end of period Number of accumulation units outstanding at end of period	$13.49 $14.02 133,871	$12.68 $13.49 130,486	$11.56 $12.68 103,548

CFI 8

PART B

SEPARATE ACCOUNT N OF RELIASTAR LIFE INSURANCE COMPANY

STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 28, 2008
FOR
ING ENCORE/ENCORE FLEX
INDIVIDUAL DEFERRED VARIABLE/FIXED ANNUITY CONTRACTS

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current prospectus dated April 28, 2008 relating to the individual fixed and variable deferred annuity contracts issued by Separate Account N (the “separate account”) and ReliaStar Life Insurance Company
(the “Company”).

A copy of the prospectus may be obtained by writing or calling:

ING Service Center P.O. Box 5050 Minot, North Dakota 58702-5050 1-877-884-5050
or
ING Financial Advisers, LLC One Orange Way Windsor, CT 06095-4774

Read the prospectus before you invest. Capitalized terms used in this Statement of Additional Information that are not otherwise defined herein shall have the same meaning as in the prospectus.

TABLE OF CONTENTS
Page
General Information and History 2
Separate Account N 2
Offering and Purchase of Contracts 4
Income Phase Payments 4
Sales Material and Advertising 6
Independent Registered Public Accounting Firm 6
Financial Statements of Separate Account N S-1
Consolidated Financial Statements of ReliaStar Life Insurance Company C-1

SAI.120636-08

                                  GENERAL INFORMATION AND HISTORY

ReliaStar Life Insurance Company (the “Company,” “we,” “us,” “our”) is a stock life insurance company organized in 1885 and incorporated under the insurance laws of the State of Minnesota.

We are an indirect subsidiary of ING Groep N.V. (“ING”). ING is a global financial institution active in the fields of insurance, banking and asset management. The Company is engaged in the business of issuing life insurance policies and annuity contracts. Our home office is located at 20 Washington Avenue
South, Minneapolis, Minnesota 55401.

The assets of the separate account are held by the Company. The separate account has no custodian.
However, the funds in whose shares the assets of the separate account are invested each have custodians, as discussed in their respective prospectuses.

                                               SEPARATE ACCOUNT N

We established Separate Account N on October 1, 2002 under the insurance laws of the State of
Minnesota. The separate account is registered as a unit investment trust under the Investment Company
Act of 1940, as amended (the 40 Act). It also meets the definition of “separate account” under the federal securities laws. Prior to October 1, 2002, the separate account was known as Separate Account One of
Northern Life Insurance Company, which was created in 1994 under Washington law. In connection with the merger of Northern Life Insurance Company and the Company, the separate account was transferred to the Company.

Purchase payments to accounts under the contract may be allocated to one or more of the available subaccounts and/or to any available Fixed Account.

We may make additions to, deletions from or substitutions of available investment options as permitted by law and subject to the conditions of the contract. The availability of the funds is subject to applicable regulatory authorization. Not all funds are available in all jurisdictions, under all contracts, or under all plans.

SAI.120636-08                                                                                             2

The funds currently available under the contract are as follows:

The Funds
  American Funds - Growth Fund
      (Class 2)
  American Funds - Growth-Income Fund
      (Class 2)
  American Funds - International Fund
      (Class 2)
  Franklin Small Cap Value Securities
      Fund (Class 2)
  ING American Century Large Company
      Value Portfolio (S Class)
  ING American Century Small-Mid Cap
      Value Portfolio (S Class)
  ING Baron Small Cap Growth Portfolio
      (S Class)
  ING BlackRock Global Science and
      Technology Portfolio (Class I)(1)
  ING BlackRock Large Cap Growth
      Portfolio (Class S)
  ING Davis New York Venture Portfolio
      (S Class)(1)
  ING Fidelity® VIP Contrafund®
      Portfolio (S Class)(2)
  ING Fidelity® VIP Equity-Income
      Portfolio (S Class)(2)
  ING Fidelity® VIP Growth Portfolio
      (S Class)(2)
  ING Fidelity® VIP Mid Cap Portfolio
      (S Class)(2)
  ING FMRSM Diversified Mid Cap
      Portfolio (Class I)(*)
  ING Global Resources Portfolio
      (Class S)
  ING JPMorgan Mid Cap Value Portfolio
      (S Class)
  ING Julius Baer Foreign Portfolio
      (Service 2 Class)
  ING Legg Mason Partners Aggressive
      Growth Portfolio (S Class)
  ING Legg Mason Value Portfolio
(Service 2 Class)	ING Lord Abbett Affiliated Portfolio
      (Class I)
  ING Marsico Growth Portfolio (Class S)
  ING MFS Total Return Portfolio
      (Service 2 Class)
  ING OpCap Balanced Value Portfolio
      (S Class)
  ING Oppenheimer Global Portfolio
      (S Class)
  ING Oppenheimer Strategic Income
      Portfolio (S Class)
  ING Opportunistic Large Cap Growth
      Portfolio (Class I)(1)
  ING Opportunistic Large Cap Value
      Portfolio (Class I)(1)
  ING PIMCO Total Return Portfolio
      (S Class)
  ING Pioneer Equity Income Portfolio
      (I Class)
  ING Pioneer High Yield Portfolio
      (I Class)
  ING Solution Income Portfolio
      (S Class)(3)
  ING Solution 2015 Portfolio (S Class)(3)
  ING Solution 2025 Portfolio (S Class)(3)
  ING Solution 2035 Portfolio (S Class)(3)
  ING Solution 2045 Portfolio (S Class)(3)
  ING Stock Index Portfolio (Class I)
  ING T. Rowe Price Diversified Mid Cap
      Growth Portfolio (S Class)
  ING T. Rowe Price Equity Income
      Portfolio (Service 2 Class)
  ING T. Rowe Price Growth Equity
      Portfolio (S Class)
  ING Templeton Foreign Equity Portfolio
      (S Class)
  ING Thornburg Value Portfolio (S Class)
  ING UBS U.S. Large Cap Equity
      Portfolio (S Class)
  ING Van Kampen Comstock Portfolio
(S Class)	ING Van Kampen Equity and Income
      Portfolio (S Class)
  ING Van Kampen Growth and Income
      Portfolio (Service 2 Class)
  ING VP Financial Services Portfolio
      (Class I)(4)
  ING VP Growth and Income Portfolio
      (Class I)
  ING VP Index Plus International Equity
      Portfolio (Class I)
  ING VP Index Plus MidCap Portfolio
      (Class I)
  ING VP Intermediate Bond Portfolio
      (Class I)
  ING VP International Value Portfolio
      (Class I)
  ING VP MidCap Opportunities Portfolio
      (Class I)
  ING VP Money Market Portfolio
      (Class I)(5)
  ING VP Real Estate Portfolio (Class I)
  ING VP Small Company Portfolio
      (Class I)
  ING VP SmallCap Opportunities
      Portfolio (Class I)
  ING VP Strategic Allocation
      Conservative Portfolio (Class I)(3)
  ING VP Strategic Allocation Growth
      Portfolio (Class I)(3)
  ING VP Strategic Allocation Moderate
      Portfolio (Class I)(3)
  Lord Abbett Series Fund - Mid-Cap
      Value Portfolio (Class VC)
  Oppenheimer Main Street Small Cap
      Fund®/VA
  PIMCO VIT Real Return Portfolio
      (Administrative Class)
  Wanger Select
Wanger U.S. Smaller Companies(6)

*     FMRSM is a service mark of Fidelity Management & Research Company.

1     This fund has changed its name to the name listed above. See “Appendix IV–Fund Descriptions” in the Contract Prospectus
     for a complete list of former and current fund names.

2     These funds are structured as “Master-Feeder” funds that invest directly in shares of an underlying fund. See “Fees–Fund Fees and Expenses” in the Contract Prospectus for additional information.

3     These funds are structured as fund of funds that invest directly in shares of underlying funds. See “Fees–Fund Fees and
     Expenses” in the Contract Prospectus for additional information.

4     This fund is scheduled to be liquidated into ING VP Money Market Portfolio (Class I) on or about September 5, 2008.

5     Available for investment in transfer premium series contracts only. For flexible premium series contracts, currently only available in situations where the contract provides for a refund of purchase payments upon the exercise of the right to cancel provision. See “Right to Cancel” in the Contract Prospectus.

6     Effective June 1, 2008, this fund is scheduled to change its name to Wanger USA.

Complete description of each of the funds, including their investment objectives, policies, risks and fees and expenses, is contained in the prospectuses and statements of additional information for each of the funds.

SAI.120636-08                                                                                             3

                              OFFERING AND PURCHASE OF CONTRACTS

Effective January 1, 2004, the contracts are distributed by ING Financial Advisers, LLC, the principal underwriter for the contracts. ING Financial Advisers, LLC, a Delaware limited liability company, is registered as a broker-dealer with the SEC. ING Financial Advisers, LLC is also a member of the
Financial Industry Regulatory Authority and the Securities Investor Protection Corporation. ING
Financial Advisers, LLC’s principal office is located at One Orange Way, Windsor, Connecticut 06095-
4774. Prior to January 1, 2004, the contracts were distributed by Washington Square Securities, Inc.
(WSSI), an affiliate of the Company. The contracts are distributed through life insurance agents who are registered representatives of ING Financial Advisers, LLC or of other broker-dealers who have entered into sales arrangements with ING Financial Advisers, LLC. The offering of the contracts is continuous. A description of the manner in which contracts are purchased may be found in the prospectus under the sections entitled “Purchase and Rights” and “Your Account Value.”

Compensation paid to the principal underwriter ING Financial Advisers, LLC for the years ending
December 31, 2007, 2006 and 2005 amounted to $5,431,669.21, $6,093,376.10 and $8,819,577.41, respectively, in connection with the distribution of all registered variable annuity products issued by
Separate Account N of ReliaStar Life Insurance Company. These amounts reflect compensation paid to
ING Financial Advisers, LLC attributable to regulatory and operating expenses associated with the distribution of all registered variable annuity products issued by Separate Account N of ReliaStar Life
Insurance Company.

                                           INCOME PHASE PAYMENTS

When you begin receiving payments under the contract during the income phase (see “The Income

Phase” in the prospectus), the value of your account is determined using accumulation unit values as of the tenth valuation before the first income phase payment is due. Such value (less any applicable premium tax charge) is applied to provide income phase payments to you in accordance with the payment option and investment options elected.

The Annuity option tables found in the contract show, for each option, the amount of the first income phase payment for each $1,000 of value applied. Thereafter, variable payments fluctuate as the Annuity
Unit value(s) fluctuates with the investment experience of the selected investment option(s). The first income phase payment and subsequent income phase payments also vary depending on the assumed net investment rate selected (3.5% or 5.0% per annum). Selection of a 5.0% rate causes a higher first income phase payment then selection of a 3.5% rate, but income phase payments will increase thereafter only to the extent that the net investment rate increases by more than 5.0% on an annual basis.

If the actual net investment rate on the assets of the separate account is equal to the assumed investment rate, income phase payments will remain level. If the actual net investment rate exceeds the assumed investment rate, income phase payments will increase. Conversely, if it is less, then the payouts will decrease. Where a 5.0% assumed investment rate is selected, income phase payments would decline if the actual net investment rate failed to increase by 5.0% . Where a 3.5% assumed investment rate is selected, income phase payments would decline if the actual net investment rate failed to increase by
3.5% . Use of the 3.5% assumed rate causes a lower first income phase payment, but subsequent income phase payments would increase more rapidly or decline more slowly as changes occur in the net investment rate.

SAI.120636-08                                                                                             4

When the income phase begins, the annuitant is credited with a fixed number of Annuity Units (which does not change thereafter) in each of the designated investment options. This number is calculated by dividing (a) by (b), where (a) is the amount of the first income phase payment based upon a particular investment option, and (b) is the then current Annuity Unit value for that investment option. As noted,
Annuity Unit values fluctuate from one valuation to the next (see “Your Account Value” in the prospectus); such fluctuations reflect changes in the net investment factor for the appropriate subaccount(s) (with a ten day valuation lag which gives the Company time to process payments) and a mathematical adjustment which offsets the assumed net investment rate of 3.0%, 3.5% or 5.0% per annum.

The operation of all these factors can be illustrated by the following hypothetical example, which assumes and assumed net investment rate of 3.5% . These procedures will be performed separately for the investment options selected during the income phase.

                                                                                EXAMPLE:

Assume that, at the date income phase payments are to begin, there are 3,000 accumulation units credited under a particular contract or account and that the value of an accumulation unit for the tenth valuation prior to retirement was $13.650000. This produces a total value of $40,950.

Assume also that no premium tax charge is payable and that the annuity table in the contract provides, for the income phase payment option elected, a first monthly variable income phase payment of $6.68 per
$1000 of value applied; the annuitant’s first monthly income phase payment would thus be 40.950 multiplied by $6.68, or $273.55.

Assume then that the value of an Annuity Unit upon the valuation on which the first income phase payment was due was $13.400000. When this value is divided into the first monthly income phase payment, the number of Annuity Units is determined to be 20.414. The value of this number of Annuity
Units will be paid in each subsequent month.

Suppose there were 30 days between the initial and second payment valuation dates. If the net investment factor with respect to the appropriate subaccount is 1.0032737 as of the tenth valuation preceding the due date of the second monthly income phase payment, multiplying this factor by .9971779* = .9999058^ 30
(to take into account 30 days of the assumed net investment rate of 3.5% per annum built into the number of Annuity Units determined above) produces a result of1.000442. This is then multiplied by the Annuity
Unit value for the prior valuation ($13.400000 from above) to produce an Annuity Unit value of
$13.405928 for the valuation occurring when the second income phase payment is due.

The second monthly income phase payment is then determined by multiplying the number of Annuity
Units by the current Annuity Unit value, or 20.414 times $13.495928, which produces a payment of
$273.67.

If an assumed net investment rate of 5.0% is elected under 2005 Contracts, the appropriate factor to take into account such assumed rate would be .9959968 = .9998663^30.

SAI.120636-08                                                                                             5

                                    SALES MATERIAL AND ADVERTISING

We may include hypothetical illustrations in our sales literature that explain the mathematical principles of dollar cost averaging, compounded interest, tax deferred accumulation, and the mechanics of variable annuity contracts. We may also discuss the difference between variable annuity contracts and other types of savings or investment products such as personal savings accounts and certificates of deposit.

We may distribute sales literature that compares the percentage change in accumulation unit values for any of the subaccounts to established market indices such as the Standard & Poor’s 500 Stock Index and the Dow Jones Industrial Average or to the percentage change in values of other management investment companies that have investment objectives similar to the subaccount being compared.

We may publish in advertisements and reports, the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Duff & Phelps, Standard & Poor’s
Corporation and Moody’s Investors Service, Inc. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability. We may also quote ranking services such as Morningstar’s Variable
Annuity/Life Performance Report and Lipper’s Variable Insurance Products Performance Analysis
Service (VIPPAS), which rank variable annuity or life subaccounts or their underlying funds by performance and/or investment objective. We may categorize the underlying funds in terms of the asset classes they represent and use such categories in marketing materials for the contracts. We may illustrate in advertisements the performance of the underlying funds, if accompanied by performance which also shows the performance of such funds reduced by applicable charges under the separate account. We may also show in advertisements the portfolio holdings of the underlying funds, updated at various intervals.
From time to time, we will quote articles from newspapers and magazines or other publications or reports such as The Wall Street Journal, Money magazine, USA Today and The VARDS Report.

We may provide in advertising, sales literature, periodic publications or other materials information on various topics of interest to current and prospective contract holders or participants. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparison between the contracts and the characteristics of and market for such financial instruments.

                INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 55 Ivan Allen Jr. Boulevard, Suite 1000, Atlanta, GA 30308, an Independent
Registered Public Accounting Firm, performs annual audits of ReliaStar Life Insurance Company and
Separate Account N.

SAI.120636-08                                                                                             6

FINANCIAL STATEMENTS
ReliaStar Life Insurance Company
Separate Account N
Year ended December 31, 2007
with Report of Independent Registered Public Accounting Firm

This page intentionally left blank.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Financial Statements
Year ended December 31, 2007

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Report of Independent Registered Public Accounting Firm

The Board of Directors and Participants
ReliaStar Life Insurance Company

We have audited the accompanying statements of assets and liabilities of the Divisions constituting
ReliaStar Life Insurance Company Separate Account N (the “Account”) as of December 31, 2007, and the
related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

The Account is comprised of the following Divisions:

American Funds Insurance Series:
   American Funds Insurance Series® Growth Fund - Class 2
   American Funds Insurance Series® Growth-Income Fund -
      Class 2
   American Funds Insurance Series® International Fund - Class 2
Fidelity® Variable Insurance Products:
   Fidelity® VIP Equity-Income Portfolio - Initial Class
Fidelity® Variable Insurance Products II:
   Fidelity® VIP Contrafund® Portfolio - Initial Class
   Fidelity® VIP Index 500 Portfolio - Initial Class
Fidelity® Variable Insurance Products V:
   Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
   Fidelity® VIP Money Market Portfolio - Initial Class
Franklin Templeton Variable Insurance Products Trust:
   Franklin Small Cap Value Securities Fund - Class 2
ING Investors Trust:
   ING AllianceBernstein Mid Cap Growth Portfolio - Service Class
   ING BlackRock Large Cap Growth Portfolio - Institutional Class
   ING BlackRock Large Cap Growth Portfolio - Service Class
   ING BlackRock Large Cap Growth Portfolio - Service 2 Class
   ING FMRSM Diversified Mid Cap Portfolio - Institutional Class
   ING FMRSM Diversified Mid Cap Portfolio - Service Class
   ING FMRSM Large Cap Growth Portfolio - Institutional Class
   ING Global Resources Portfolio - Service Class
   ING JPMorgan Emerging Markets Equity Portfolio - Service
            Class
   ING JPMorgan Small Cap Core Equity Portfolio - Institutional
            Class
   ING Julius Baer Foreign Portfolio - Service Class
   ING Julius Baer Foreign Portfolio - Service 2 Class
   ING Legg Mason Value Portfolio - Institutional Class
   ING Legg Mason Value Portfolio - Service 2 Class
   ING Limited Maturity Bond Portfolio - Service Class
   ING Liquid Assets Portfolio - Institutional Class
   ING Lord Abbett Affiliated Portfolio - Institutional Class
   ING Marsico Growth Portfolio - Service Class
   ING Marsico Growth Portfolio - Service 2 Class
   ING Marsico International Opportunities Portfolio - Institutional
            Class
   ING MFS Total Return Portfolio - Service Class
   ING MFS Total Return Portfolio - Service 2 Class
ING Pioneer Equity Income Portfolio - Institutional Class	ING Investors Trust (continued):
   ING Pioneer Fund Portfolio - Service Class
   ING Pioneer Mid Cap Value Portfolio - Service Class
   ING Stock Index Portfolio - Institutional Class
   ING T. Rowe Price Capital Appreciation Portfolio - Service
            Class
   ING T. Rowe Price Equity Income Portfolio - Service Class
   ING T. Rowe Price Equity Income Portfolio - Service 2 Class
   ING Van Kampen Growth and Income Portfolio - Service Class
   ING Van Kampen Growth and Income Portfolio - Service 2
            Class
   ING VP Index Plus International Equity Portfolio - Institutional
      Class
   ING VP Index Plus International Equity Portfolio - Service Class
ING Partners, Inc.:
   ING American Century Large Company Value Portfolio - Initial
            Class
   ING American Century Large Company Value Portfolio - Service
            Class
   ING American Century Select Portfolio - Initial Class
   ING American Century Select Portfolio - Service Class
   ING American Century Small-Mid Cap Value Portfolio - Initial
            Class
   ING American Century Small-Mid Cap Value Portfolio - Service
            Class
   ING Baron Small Cap Growth Portfolio - Initial Class
   ING Baron Small Cap Growth Portfolio - Service Class
   ING Davis New York Venture Portfolio - Initial Class
   ING Davis New York Venture Portfolio - Service Class
   ING Fidelity® VIP Contrafund® Portfolio - Service Class
   ING Fidelity® VIP Equity-Income Portfolio - Service Class
   ING Fidelity® VIP Growth Portfolio - Service Class
   ING Fidelity® VIP Mid Cap Portfolio - Service Class
   ING Fundamental Research Portfolio - Initial Class
   ING Goldman Sachs® Capital Growth Portfolio - Service Class
   ING JPMorgan International Portfolio - Initial Class
   ING JPMorgan International Portfolio - Service Class
   ING JPMorgan Mid Cap Value Portfolio - Initial Class
   ING JPMorgan Mid Cap Value Portfolio - Service Class
   ING Legg Mason Partners Aggressive Growth Portfolio - Initial
            Class
    ING Legg Mason Partners Aggressive Growth Portfolio - Service
Class

ING Partners, Inc. (continued):
     ING Legg Mason Partners Large Cap Growth Portfolio - Initial
          Class
     ING Legg Mason Partners Large Cap Growth Portfolio - Service
          Class
     ING Neuberger Berman Partners Portfolio - Initial Class
     ING OpCap Balanced Value Portfolio - Initial Class
     ING OpCap Balanced Value Portfolio - Service Class
     ING Oppenheimer Global Portfolio - Initial Class
     ING Oppenheimer Global Portfolio - Service Class
     ING Oppenheimer Strategic Income Portfolio - Service Class
     ING PIMCO Total Return Portfolio - Initial Class
     ING PIMCO Total Return Portfolio - Service Class
     ING Pioneer High Yield Portfolio - Initial Class
     ING Solution 2015 Portfolio - Initial Class
     ING Solution 2015 Portfolio - Service Class
     ING Solution 2025 Portfolio - Service Class
     ING Solution 2035 Portfolio - Service Class
     ING Solution 2045 Portfolio - Initial Class
     ING Solution 2045 Portfolio - Service Class
     ING Solution Income Portfolio - Service Class
     ING T. Rowe Price Diversified Mid Cap Growth Portfolio -
          Initial Class
     ING T. Rowe Price Diversified Mid Cap Growth Portfolio -
          Service Class
     ING T. Rowe Price Growth Equity Portfolio - Initial Class
     ING T. Rowe Price Growth Equity Portfolio - Service Class
     ING Thornburg Value Portfolio - Service Class
     ING UBS U.S. Large Cap Equity Portfolio - Initial Class
     ING UBS U.S. Large Cap Equity Portfolio - Service Class
     ING Van Kampen Comstock Portfolio - Initial Class
     ING Van Kampen Comstock Portfolio - Service Class
     ING Van Kampen Equity and Income Portfolio - Initial Class
     ING Van Kampen Equity and Income Portfolio - Service Class
ING Strategic Allocation Portfolios, Inc.:
     ING VP Strategic Allocation Conservative Portfolio - Class I
     ING VP Strategic Allocation Growth Portfolio - Class I
     ING VP Strategic Allocation Moderate Portfolio - Class I
ING Variable Funds:
ING VP Growth and Income Portfolio - Class I	ING Variable Portfolios, Inc.:
     ING VP Global Science and Technology Portfolio - Class I
     ING VP Growth Portfolio - Class I
     ING VP Index Plus LargeCap Portfolio - Class I
     ING VP Index Plus MidCap Portfolio - Class I
     ING VP Index Plus SmallCap Portfolio - Class I
     ING VP International Equity Portfolio - Class I
     ING VP Small Company Portfolio - Class I
     ING VP Value Opportunity Portfolio - Class I
ING Variable Products Trust:
     ING VP Financial Services Portfolio - Class I
     ING VP High Yield Bond Portfolio - Class I
     ING VP International Value Portfolio - Class I
     ING VP MidCap Opportunities Portfolio - Class I
     ING VP Real Estate Portfolio - Class I
     ING VP SmallCap Opportunities Portfolio - Class I
ING VP Balanced Portfolio, Inc.:
     ING VP Balanced Portfolio - Class I
ING VP Intermediate Bond Portfolio:
     ING VP Intermediate Bond Portfolio - Class I
ING VP Money Market Portfolio:
     ING VP Money Market Portfolio - Class I
ING VP Natural Resources Trust:
     ING VP Natural Resources Trust
Lord Abbett Series Fund, Inc.:
     Lord Abbett Series Fund - Growth and Income Portfolio -
          Class VC
     Lord Abbett Series Fund - Mid-Cap Value Portfolio - Class VC
Neuberger Berman Advisers Management Trust:
     Neuberger Berman AMT Socially Responsive Portfolio® -
          Class I
Oppenheimer Variable Account Funds:
     Oppenheimer Main Street Small Cap Fund®/VA
PIMCO Variable Insurance Trust:
     PIMCO Real Return Portfolio - Administrative Class
Pioneer Variable Contracts Trust:
     Pioneer Equity Income VCT Portfolio - Class I
     Pioneer High Yield VCT Portfolio - Class I
Wanger Advisors Trust:
     Wanger Select
Wanger U.S. Smaller Companies

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight
Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Divisions constituting ReliaStar Life Insurance Company
Separate Account N at December 31, 2007, the results of their operations and changes in their net assets for the periods disclosed in the financial statements, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst and Young LLP

Atlanta, Georgia
March 21, 2008

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2007
(Dollars in thousands)

		American	American
	American	Funds	Funds
	Funds	Insurance	Insurance	Fidelity® VIP	Fidelity® VIP
	Insurance	Series®	Series®	Equity-Income	Contrafund®
	Series® Growth	Growth-Income	International	Portfolio -	Portfolio -
	Fund - Class 2	Fund - Class 2	Fund - Class 2	Initial Class	Initial Class
Assets
Investments in mutual funds
at fair value	$ 2,185	$ 1,642	$ 1,779	$ 54,401	$ 105,338
Total assets	2,185	1,642	1,779	54,401	105,338
Net assets	$ 2,185	$ 1,642	$ 1,779	$ 54,401	$ 105,338
Net Assets
Accumulation units	$ 2,185	$ 1,642	$ 1,779	$ 54,401	$ 105,338
Contracts in payout (annuitization)	-	-	-	-	-
Total net assets	$ 2,185	$ 1,642	$ 1,779	$ 54,401	$ 105,338
Total number of mutual fund shares	32,742	38,855	71,955	2,275,248	3,775,543
Cost of mutual fund shares	$ 2,202	$ 1,707	$ 1,728	$ 50,959	$ 95,529

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2007
(Dollars in thousands)

		Fidelity® VIP			ING
	Fidelity® VIP	Investment	Fidelity® VIP	Franklin Small	AllianceBernstein
	Index 500	Grade Bond	Money Market	Cap Value	Mid Cap Growth
	Portfolio -	Portfolio -	Portfolio -	Securities Fund	Portfolio - Service
	Initial Class	Initial Class	Initial Class	- Class 2	Class
Assets
Investments in mutual funds
at fair value	$ 113,357	$ 19,220	$ 12,019	$ 1,677	$ 603
Total assets	113,357	19,220	12,019	1,677	603
Net assets	$ 113,357	$ 19,220	$ 12,019	$ 1,677	$ 603
Net Assets
Accumulation units	$ 113,357	$ 19,220	$ 11,925	$ 1,677	$ 603
Contracts in payout (annuitization)	-	-	94	-	-
Total net assets	$ 113,357	$ 19,220	$ 12,019	$ 1,677	$ 603
Total number of mutual fund shares	691,120	1,506,250	12,018,868	98,058	34,364
Cost of mutual fund shares	$ 87,362	$ 18,968	$ 12,019	$ 1,842	$ 609

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2007
(Dollars in thousands)

ING BlackRock
	Large Cap	ING BlackRock	ING BlackRock	ING FMRSM
	Growth	Large Cap	Large Cap	Diversified Mid	ING FMRSM
	Portfolio -	Growth	Growth	Cap Portfolio -	Diversified Mid
	Institutional	Portfolio -	Portfolio -	Institutional	Cap Portfolio -
	Class	Service Class	Service 2 Class	Class	Service Class
Assets
Investments in mutual funds
at fair value	$ 18,207	$ 39	$ 2	$ 5	$ 1,141
Total assets	18,207	39	2	5	1,141
Net assets	$ 18,207	$ 39	$ 2	$ 5	$ 1,141
Net Assets
Accumulation units	$ 18,207	$ 39	$ 2	$ 5	$ 1,141
Contracts in payout (annuitization)	-	-	-	-	-
Total net assets	$ 18,207	$ 39	$ 2	$ 5	$ 1,141
Total number of mutual fund shares	1,470,713	3,128	167	316	74,846
Cost of mutual fund shares	$ 18,507	$ 39	$ 2	$ 5	$ 1,027

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2007
(Dollars in thousands)

	ING FMRSM			ING JPMorgan
	Large Cap		ING JPMorgan	Small Cap Core
	Growth	ING Global	Emerging	Equity	ING Julius
	Portfolio -	Resources	Markets Equity	Portfolio -	Baer Foreign
	Institutional	Portfolio -	Portfolio -	Institutional	Portfolio -
	Class	Service Class	Service Class	Class	Service Class
Assets
Investments in mutual funds
at fair value	$ 65,350	$ 9,382	$ 9,360	$ 29,981	$ 8,979
Total assets	65,350	9,382	9,360	29,981	8,979
Net assets	$ 65,350	$ 9,382	$ 9,360	$ 29,981	$ 8,979
Net Assets
Accumulation units	$ 65,350	$ 9,382	$ 9,360	$ 29,981	$ 8,979
Contracts in payout (annuitization)	-	-	-	-	-
Total net assets	$ 65,350	$ 9,382	$ 9,360	$ 29,981	$ 8,979
Total number of mutual fund shares	5,793,473	358,227	349,521	2,244,083	488,261
Cost of mutual fund shares	$ 62,923	$ 7,976	$ 7,001	$ 32,236	$ 8,269

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2007
(Dollars in thousands)

ING Legg
	ING Julius	Mason Value	ING Legg	ING Limited	ING Liquid
	Baer Foreign	Portfolio -	Mason Value	Maturity Bond	Assets Portfolio
	Portfolio -	Institutional	Portfolio -	Portfolio -	- Institutional
	Service 2 Class	Class	Service 2 Class	Service Class	Class
Assets
Investments in mutual funds
at fair value	$ 473	$ 325	$ 34	$ 8,759	$ 1,526
Total assets	473	325	34	8,759	1,526
Net assets	$ 473	$ 325	$ 34	$ 8,759	$ 1,526
Net Assets
Accumulation units	$ 473	$ 325	$ 34	$ 8,759	$ 1,526
Contracts in payout (annuitization)	-	-	-	-	-
Total net assets	$ 473	$ 325	$ 34	$ 8,759	$ 1,526
Total number of mutual fund shares	25,832	30,809	3,247	787,653	1,526,495
Cost of mutual fund shares	$ 427	$ 326	$ 35	$ 8,472	$ 1,526

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2007
(Dollars in thousands)

	ING Lord			ING Marsico
	Abbett			International
	Affiliated	ING Marsico	ING Marsico	Opportunities	ING MFS Total
	Portfolio -	Growth	Growth	Portfolio -	Return
	Institutional	Portfolio -	Portfolio -	Institutional	Portfolio -
	Class	Service Class	Service 2 Class	Class	Service Class
Assets
Investments in mutual funds
at fair value	$ 684	$ 647	$ 25	$ 30,432	$ 4,082
Total assets	684	647	25	30,432	4,082
Net assets	$ 684	$ 647	$ 25	$ 30,432	$ 4,082
Net Assets
Accumulation units	$ 684	$ 647	$ 25	$ 30,432	$ 4,082
Contracts in payout (annuitization)	-	-	-	-	-
Total net assets	$ 684	$ 647	$ 25	$ 30,432	$ 4,082
Total number of mutual fund shares	53,973	34,176	1,339	1,778,621	223,912
Cost of mutual fund shares	$ 675	$ 582	$ 23	$ 25,598	$ 4,125

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2007
(Dollars in thousands)

ING Pioneer
	ING MFS Total	Equity Income		ING Pioneer	ING Stock
	Return	Portfolio -	ING Pioneer	Mid Cap Value	Index Portfolio
	Portfolio -	Institutional	Fund Portfolio -	Portfolio -	- Institutional
	Service 2 Class	Class	Service Class	Service Class	Class
Assets
Investments in mutual funds
at fair value	$ 47	$ 2,134	$ 119	$ 128	$ 198
Total assets	47	2,134	119	128	198
Net assets	$ 47	$ 2,134	$ 119	$ 128	$ 198
Net Assets
Accumulation units	$ 47	$ 2,134	$ 119	$ 128	$ 198
Contracts in payout (annuitization)	-	-	-	-	-
Total net assets	$ 47	$ 2,134	$ 119	$ 128	$ 198
Total number of mutual fund shares	2,592	232,446	9,101	10,428	15,300
Cost of mutual fund shares	$ 48	$ 2,211	$ 120	$ 139	$ 208

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2007
(Dollars in thousands)

				ING Van	ING Van
	ING T. Rowe	ING T. Rowe	ING T. Rowe	Kampen	Kampen
	Price Capital	Price Equity	Price Equity	Growth and	Growth and
	Appreciation	Income	Income	Income	Income
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Service Class	Service Class	Service 2 Class	Service Class	Service 2 Class
Assets
Investments in mutual funds
at fair value	$ 9,875	$ 5,084	$ 253	$ 16,217	$ 39
Total assets	9,875	5,084	253	16,217	39
Net assets	$ 9,875	$ 5,084	$ 253	$ 16,217	$ 39
Net Assets
Accumulation units	$ 9,875	$ 5,084	$ 253	$ 16,217	$ 39
Contracts in payout (annuitization)	-	-	-	-	-
Total net assets	$ 9,875	$ 5,084	$ 253	$ 16,217	$ 39
Total number of mutual fund shares	399,956	334,050	16,745	604,217	1,465
Cost of mutual fund shares	$ 10,334	$ 4,783	$ 244	$ 17,077	$ 40

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2007
(Dollars in thousands)

ING VP Index
	Plus	ING VP Index
	International	Plus	ING American	ING American	ING American
	Equity	International	Century Large	Century Large	Century Small-
	Portfolio -	Equity	Company Value	Company Value	Mid Cap Value
	Institutional	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Class	Service Class	Initial Class	Service Class	Initial Class
Assets
Investments in mutual funds
at fair value	$ 34	$ 1,126	$ 186	$ 11	$ 1,311
Total assets	34	1,126	186	11	1,311
Net assets	$ 34	$ 1,126	$ 186	$ 11	$ 1,311
Net Assets
Accumulation units	$ 34	$ 1,126	$ 186	$ 11	$ 1,311
Contracts in payout (annuitization)	-	-	-	-	-
Total net assets	$ 34	$ 1,126	$ 186	$ 11	$ 1,311
Total number of mutual fund shares	2,412	79,778	12,884	741	114,414
Cost of mutual fund shares	$ 35	$ 1,052	$ 201	$ 12	$ 1,443

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2007
(Dollars in thousands)

	ING American	ING Baron	ING Baron
	Century Small-	Small Cap	Small Cap	ING Davis New	ING Davis New
	Mid Cap Value	Growth	Growth	York Venture	York Venture
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Service Class	Initial Class	Service Class	Initial Class	Service Class
Assets
Investments in mutual funds
at fair value	$ 22	$ 3,239	$ 114	$ 598	$ 18
Total assets	22	3,239	114	598	18
Net assets	$ 22	$ 3,239	$ 114	$ 598	$ 18
Net Assets
Accumulation units	$ 22	$ 3,239	$ 114	$ 598	$ 18
Contracts in payout (annuitization)	-	-	-	-	-
Total net assets	$ 22	$ 3,239	$ 114	$ 598	$ 18
Total number of mutual fund shares	1,926	164,154	5,854	29,015	884
Cost of mutual fund shares	$ 24	$ 2,910	$ 109	$ 571	$ 18

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2007
(Dollars in thousands)

	ING Fidelity®	ING Fidelity®
	VIP	VIP Equity-	ING Fidelity®	ING Fidelity®	ING JPMorgan
	Contrafund®	Income	VIP Growth	VIP Mid Cap	International
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Service Class	Service Class	Service Class	Service Class	Initial Class
Assets
Investments in mutual funds
at fair value	$ 1,087	$ 217	$ 14	$ 312	$ 584
Total assets	1,087	217	14	312	584
Net assets	$ 1,087	$ 217	$ 14	$ 312	$ 584
Net Assets
Accumulation units	$ 1,087	$ 217	$ 14	$ 312	$ 584
Contracts in payout (annuitization)	-	-	-	-	-
Total net assets	$ 1,087	$ 217	$ 14	$ 312	$ 584
Total number of mutual fund shares	73,833	17,959	1,015	19,879	33,352
Cost of mutual fund shares	$ 977	$ 228	$ 12	$ 278	$ 578

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2007
(Dollars in thousands)

				ING Legg	ING Legg
				Mason Partners	Mason Partners
	ING JPMorgan	ING JPMorgan	ING JPMorgan	Aggressive	Aggressive
	International	Mid Cap Value	Mid Cap Value	Growth	Growth
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Service Class	Initial Class	Service Class	Initial Class	Service Class
Assets
Investments in mutual funds
at fair value	$ 70	$ 6,257	$ 174	$ 22,899	$ 9
Total assets	70	6,257	174	22,899	9
Net assets	$ 70	$ 6,257	$ 174	$ 22,899	$ 9
Net Assets
Accumulation units	$ 70	$ 6,257	$ 174	$ 22,899	$ 9
Contracts in payout (annuitization)	-	-	-	-	-
Total net assets	$ 70	$ 6,257	$ 174	$ 22,899	$ 9
Total number of mutual fund shares	3,986	396,795	11,106	473,993	195
Cost of mutual fund shares	$ 67	$ 5,989	$ 177	$ 22,390	$ 9

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2007
(Dollars in thousands)

	ING Legg	ING Legg
	Mason Partners	Mason Partners	ING Neuberger
	Large Cap	Large Cap	Berman	ING OpCap	ING OpCap
	Growth	Growth	Partners	Balanced Value	Balanced Value
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Initial Class	Service Class	Initial Class	Initial Class	Service Class
Assets
Investments in mutual funds
at fair value	$ 129	$ -	$ 16,466	$ 151	$ 2
Total assets	129	-	16,466	151	2
Net assets	$ 129	$ -	$ 16,466	$ 151	$ 2
Net Assets
Accumulation units	$ 129	$ -	$ 16,466	$ 151	$ 2
Contracts in payout (annuitization)	-	-	-	-	-
Total net assets	$ 129	$ -	$ 16,466	$ 151	$ 2
Total number of mutual fund shares	10,453	23	1,457,175	11,921	167
Cost of mutual fund shares	$ 132	$ -	$ 15,173	$ 167	$ 2

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2007
(Dollars in thousands)

ING
	ING	ING	Oppenheimer
	Oppenheimer	Oppenheimer	Strategic	ING PIMCO	ING PIMCO
	Global	Global	Income	Total Return	Total Return
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Initial Class	Service Class	Service Class	Initial Class	Service Class
Assets
Investments in mutual funds
at fair value	$ 57,830	$ 222	$ 332	$ 3,416	$ 72
Total assets	57,830	222	332	3,416	72
Net assets	$ 57,830	$ 222	$ 332	$ 3,416	$ 72
Net Assets
Accumulation units	$ 57,830	$ 222	$ 332	$ 3,416	$ 72
Contracts in payout (annuitization)	-	-	-	-	-
Total net assets	$ 57,830	$ 222	$ 332	$ 3,416	$ 72
Total number of mutual fund shares	3,427,995	13,492	29,611	289,699	6,158
Cost of mutual fund shares	$ 44,147	$ 204	$ 317	$ 3,200	$ 69

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2007
(Dollars in thousands)

ING Pioneer
	High Yield	ING Solution	ING Solution	ING Solution	ING Solution
	Portfolio -	2015 Portfolio -	2015 Portfolio -	2025 Portfolio -	2035 Portfolio -
	Initial Class	Initial Class	Service Class	Service Class	Service Class
Assets
Investments in mutual funds
at fair value	$ 863	$ 20	$ 87	$ 608	$ 38
Total assets	863	20	87	608	38
Net assets	$ 863	$ 20	$ 87	$ 608	$ 38
Net Assets
Accumulation units	$ 863	$ 20	$ 87	$ 608	$ 38
Contracts in payout (annuitization)	-	-	-	-	-
Total net assets	$ 863	$ 20	$ 87	$ 608	$ 38
Total number of mutual fund shares	84,175	1,583	7,070	47,419	2,897
Cost of mutual fund shares	$ 876	$ 20	$ 79	$ 535	$ 38

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2007
(Dollars in thousands)

				ING T. Rowe	ING T. Rowe
				Price	Price
			ING Solution	Diversified Mid	Diversified Mid
	ING Solution	ING Solution	Income	Cap Growth	Cap Growth
	2045 Portfolio -	2045 Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Initial Class	Service Class	Service Class	Initial Class	Service Class
Assets
Investments in mutual funds
at fair value	$ 2	$ 1	$ 16	$ 62,590	$ 13
Total assets	2	1	16	62,590	13
Net assets	$ 2	$ 1	$ 16	$ 62,590	$ 13
Net Assets
Accumulation units	$ 2	$ 1	$ 16	$ 62,588	$ 13
Contracts in payout (annuitization)	-	-	-	2	-
Total net assets	$ 2	$ 1	$ 16	$ 62,590	$ 13
Total number of mutual fund shares	109	64	1,355	6,574,628	1,359
Cost of mutual fund shares	$ 2	$ 1	$ 16	$ 57,782	$ 13

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2007
(Dollars in thousands)

	ING T. Rowe	ING T. Rowe		ING UBS U.S.	ING UBS U.S.
	Price Growth	Price Growth		Large Cap	Large Cap
	Equity	Equity	ING Thornburg	Equity	Equity
	Portfolio -	Portfolio -	Value Portfolio	Portfolio -	Portfolio -
	Initial Class	Service Class	- Service Class	Initial Class	Service Class
Assets
Investments in mutual funds
at fair value	$ 3,610	$ 33	$ 2	$ 4,924	$ 9
Total assets	3,610	33	2	4,924	9
Net assets	$ 3,610	$ 33	$ 2	$ 4,924	$ 9
Net Assets
Accumulation units	$ 3,610	$ 33	$ 2	$ 4,924	$ 9
Contracts in payout (annuitization)	-	-	-	-	-
Total net assets	$ 3,610	$ 33	$ 2	$ 4,924	$ 9
Total number of mutual fund shares	58,337	541	62	464,046	860
Cost of mutual fund shares	$ 3,055	$ 32	$ 2	$ 4,540	$ 9

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2007
(Dollars in thousands)

ING VP
	ING Van	ING Van	ING Van	ING Van	Strategic
	Kampen	Kampen	Kampen Equity	Kampen Equity	Allocation
	Comstock	Comstock	and Income	and Income	Conservative
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio - Class
	Initial Class	Service Class	Initial Class	Service Class	I
Assets
Investments in mutual funds
at fair value	$ 5,134	$ 184	$ 13,439	$ 180	$ 1,590
Total assets	5,134	184	13,439	180	1,590
Net assets	$ 5,134	$ 184	$ 13,439	$ 180	$ 1,590
Net Assets
Accumulation units	$ 5,134	$ 184	$ 13,439	$ 180	$ 1,590
Contracts in payout (annuitization)	-	-	-	-	-
Total net assets	$ 5,134	$ 184	$ 13,439	$ 180	$ 1,590
Total number of mutual fund shares	409,102	14,763	355,905	4,800	117,696
Cost of mutual fund shares	$ 5,086	$ 194	$ 13,305	$ 178	$ 1,562

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2007
(Dollars in thousands)

	ING VP	ING VP
	Strategic	Strategic	ING VP	ING VP Global
	Allocation	Allocation	Growth and	Science and	ING VP
	Growth	Moderate	Income	Technology	Growth
	Portfolio - Class	Portfolio - Class	Portfolio - Class	Portfolio - Class	Portfolio - Class
	I	I	I	I	I
Assets
Investments in mutual funds
at fair value	$ 2,511	$ 3,019	$ 2,105	$ 364	$ 13
Total assets	2,511	3,019	2,105	364	13
Net assets	$ 2,511	$ 3,019	$ 2,105	$ 364	$ 13
Net Assets
Accumulation units	$ 2,511	$ 3,019	$ 2,105	$ 364	$ 13
Contracts in payout (annuitization)	-	-	-	-	-
Total net assets	$ 2,511	$ 3,019	$ 2,105	$ 364	$ 13
Total number of mutual fund shares	151,566	199,159	85,007	66,733	1,048
Cost of mutual fund shares	$ 2,480	$ 2,932	$ 2,103	$ 331	$ 12

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2007
(Dollars in thousands)

	ING VP Index	ING VP Index	ING VP Index	ING VP Small	ING VP Value
	Plus LargeCap	Plus MidCap	Plus SmallCap	Company	Opportunity
	Portfolio - Class	Portfolio - Class	Portfolio - Class	Portfolio - Class	Portfolio - Class
	I	I	I	I	I
Assets
Investments in mutual funds
at fair value	$ 4,340	$ 9,008	$ 5,913	$ 35	$ 1,049
Total assets	4,340	9,008	5,913	35	1,049
Net assets	$ 4,340	$ 9,008	$ 5,913	$ 35	$ 1,049
Net Assets
Accumulation units	$ 4,340	$ 9,008	$ 5,913	$ 35	$ 1,049
Contracts in payout (annuitization)	-	-	-	-	-
Total net assets	$ 4,340	$ 9,008	$ 5,913	$ 35	$ 1,049
Total number of mutual fund shares	239,356	491,452	389,259	1,791	65,369
Cost of mutual fund shares	$ 3,843	$ 9,115	$ 6,686	$ 37	$ 924

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2007
(Dollars in thousands)

	ING VP			ING VP
	Financial	ING VP High	ING VP	MidCap
	Services	Yield Bond	International	Opportunities	ING VP Real
	Portfolio - Class	Portfolio - Class	Value Portfolio	Portfolio - Class	Estate Portfolio
	I	I	- Class I	I	- Class I
Assets
Investments in mutual funds
at fair value	$ 219	$ 4,499	$ 26,565	$ 33,681	$ 3,459
Total assets	219	4,499	26,565	33,681	3,459
Net assets	$ 219	$ 4,499	$ 26,565	$ 33,681	$ 3,459
Net Assets
Accumulation units	$ 219	$ 4,499	$ 26,565	$ 33,678	$ 3,459
Contracts in payout (annuitization)	-	-	-	3	-
Total net assets	$ 219	$ 4,499	$ 26,565	$ 33,681	$ 3,459
Total number of mutual fund shares	20,309	1,535,933	1,865,525	3,282,756	226,342
Cost of mutual fund shares	$ 259	$ 4,609	$ 23,941	$ 21,415	$ 4,326

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2007
(Dollars in thousands)

	ING VP				Lord Abbett
	SmallCap	ING VP	ING VP	ING VP Money	Series Fund -
	Opportunities	Balanced	Intermediate	Market	Mid-Cap Value
	Portfolio - Class	Portfolio - Class	Bond Portfolio -	Portfolio - Class	Portfolio - Class
	I	I	Class I	I	VC
Assets
Investments in mutual funds
at fair value	$ 18,349	$ 1,341	$ 1,435	$ 163	$ 1,295
Total assets	18,349	1,341	1,435	163	1,295
Net assets	$ 18,349	$ 1,341	$ 1,435	$ 163	$ 1,295
Net Assets
Accumulation units	$ 18,349	$ 1,341	$ 1,435	$ 163	$ 1,295
Contracts in payout (annuitization)	-	-	-	-	-
Total net assets	$ 18,349	$ 1,341	$ 1,435	$ 163	$ 1,295
Total number of mutual fund shares	834,810	92,770	108,459	12,094	68,529
Cost of mutual fund shares	$ 10,323	$ 1,288	$ 1,428	$ 160	$ 1,488

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2007
(Dollars in thousands)

Neuberger
	Berman AMT		PIMCO Real
	Socially	Oppenheimer	Return	Pioneer High
	Responsive	Main Street	Portfolio -	Yield VCT
	Portfolio® -	Small Cap	Administrative	Portfolio - Class
	Class I	Fund®/VA	Class	I	Wanger Select
Assets
Investments in mutual funds
at fair value	$ 3,871	$ 108	$ 1,908	$ 1,340	$ 3,655
Total assets	3,871	108	1,908	1,340	3,655
Net assets	$ 3,871	$ 108	$ 1,908	$ 1,340	$ 3,655
Net Assets
Accumulation units	$ 3,871	$ 108	$ 1,908	$ 1,340	$ 3,655
Contracts in payout (annuitization)	-	-	-	-	-
Total net assets	$ 3,871	$ 108	$ 1,908	$ 1,340	$ 3,655
Total number of mutual fund shares	216,156	5,942	151,787	121,308	130,161
Cost of mutual fund shares	$ 2,888	$ 109	$ 1,887	$ 1,329	$ 3,380

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2007
(Dollars in thousands)

Wanger U.S.
Smaller
Companies
Assets
Investments in mutual funds
at fair value	$ 1,877
Total assets	1,877
Net assets	$ 1,877
Net Assets
Accumulation units	$ 1,877
Contracts in payout (annuitization)	-
Total net assets	$ 1,877
Total number of mutual fund shares	51,761
Cost of mutual fund shares	$ 1,835

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2007
(Dollars in thousands)

		American	American
	American	Funds	Funds
	Funds	Insurance	Insurance	Fidelity® VIP	Fidelity® VIP
	Insurance	Series®	Series®	Equity-Income	Contrafund®
	Series® Growth	Growth-Income	International	Portfolio -	Portfolio -
	Fund - Class 2	Fund - Class 2	Fund - Class 2	Initial Class	Initial Class
Net investment income (loss)
Income:
Dividends	$ 13	$ 22	$ 23	$ 1,040	$ 952
Total investment income	13	22	23	1,040	952
Expenses:
Mortality and expense risk
and other charges	9	8	9	869	1,480
Total expenses	9	8	9	869	1,480
Net investment income (loss)	4	14	14	171	(528)
Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(5)	(10)	4	1,993	5,590
Capital gains distributions	11	6	12	4,585	25,457
Total realized gain (loss) on investments
and capital gains distributions	6	(4)	16	6,578	31,047
Net unrealized appreciation
(depreciation) of investments	(17)	(65)	51	(6,326)	(14,942)
Net realized and unrealized gain (loss)
on investments	(11)	(69)	67	252	16,105
Net increase (decrease) in net assets
resulting from operations	$ (7)	$ (55)	$ 81	$ 423	$ 15,577

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2007
(Dollars in thousands)

		Fidelity® VIP			ING
	Fidelity® VIP	Investment	Fidelity® VIP	Franklin Small	AllianceBernstein
	Index 500	Grade Bond	Money Market	Cap Value	Mid Cap Growth
	Portfolio -	Portfolio -	Portfolio -	Securities Fund	Portfolio - Service
	Initial Class	Initial Class	Initial Class	- Class 2	Class
Net investment income (loss)
Income:
Dividends	$ 4,346	$ 903	$ 644	$ 12	$ -
Total investment income	4,346	903	644	12	-
Expenses:
Mortality and expense risk
and other charges	1,712	285	178	23	7
Total expenses	1,712	285	178	23	7
Net investment income (loss)	2,634	618	466	(11)	(7)
Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	3,159	(177)	-	33	(28)
Capital gains distributions	-	-	-	121	29
Total realized gain (loss) on investments
and capital gains distributions	3,159	(177)	-	154	1
Net unrealized appreciation
(depreciation) of investments	(781)	127	-	(233)	28
Net realized and unrealized gain (loss)
on investments	2,378	(50)	-	(79)	29
Net increase (decrease) in net assets
resulting from operations	$ 5,012	$ 568	$ 466	$ (90)	$ 22

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2007
(Dollars in thousands)

	ING BlackRock
	Large Cap	ING BlackRock	ING BlackRock	ING FMRSM
	Growth	Large Cap	Large Cap	Diversified Mid	ING FMRSM
	Portfolio -	Growth	Growth	Cap Portfolio -	Diversified Mid
	Institutional	Portfolio -	Portfolio -	Institutional	Cap Portfolio -
	Class	Service Class	Service 2 Class	Class	Service Class
Net investment income (loss)
Income:
Dividends	$ -	$ -	$ -	$ -	$ 1
Total investment income	-	-	-	-	1
Expenses:
Mortality and expense risk
and other charges	186	-	-	-	13
Total expenses	186	-	-	-	13
Net investment income (loss)	(186)	-	-	-	(12)
Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	10	-	1	-	9
Capital gains distributions	-	-	-	-	4
Total realized gain (loss) on investments
and capital gains distributions	10	-	1	-	13
Net unrealized appreciation
(depreciation) of investments	(300)	-	-	-	102
Net realized and unrealized gain (loss)
on investments	(290)	-	1	-	115
Net increase (decrease) in net assets
resulting from operations	$ (476)	$ -	$ 1	$ -	$ 103

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2007
(Dollars in thousands)

	ING FMRSM
	Large Cap		ING JPMorgan	ING JPMorgan
	Growth	ING Global	Emerging	Small Cap Core	ING Julius
	Portfolio -	Resources	Markets Equity	Equity Portfolio	Baer Foreign
	Institutional	Portfolio -	Portfolio -	- Institutional	Portfolio -
	Class	Service Class	Service Class	Class	Service Class
Net investment income (loss)
Income:
Dividends	$ 158	$ 1	$ 73	$ 113	$ 7
Total investment income	158	1	73	113	7
Expenses:
Mortality and expense risk
and other charges	999	109	99	492	116
Total expenses	999	109	99	492	116
Net investment income (loss)	(841)	(108)	(26)	(379)	(109)
Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	452	319	638	150	682
Capital gains distributions	-	852	17	1,837	532
Total realized gain (loss) on investments
and capital gains distributions	452	1,171	655	1,987	1,214
Net unrealized appreciation
(depreciation) of investments	2,176	1,406	1,538	(2,244)	(70)
Net realized and unrealized gain (loss)
on investments	2,628	2,577	2,193	(257)	1,144
Net increase (decrease) in net assets
resulting from operations	$ 1,787	$ 2,469	$ 2,167	$ (636)	$ 1,035

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2007
(Dollars in thousands)

		ING Legg
	ING Julius	Mason Value	ING Legg	ING Limited	ING Liquid
	Baer Foreign	Portfolio -	Mason Value	Maturity Bond	Assets Portfolio
	Portfolio -	Institutional	Portfolio -	Portfolio -	- Institutional
	Service 2 Class	Class	Service 2 Class	Service Class	Class
Net investment income (loss)
Income:
Dividends	$ -	$ -	$ -	$ 181	$ 42
Total investment income	-	-	-	181	42
Expenses:
Mortality and expense risk
and other charges	5	6	-	128	12
Total expenses	5	6	-	128	12
Net investment income (loss)	(5)	(6)	-	53	30
Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	4	21	-	12	-
Capital gains distributions	22	4	-	-	-
Total realized gain (loss) on investments
and capital gains distributions	26	25	-	12	-
Net unrealized appreciation
(depreciation) of investments	22	(45)	(3)	316	-
Net realized and unrealized gain (loss)
on investments	48	(20)	(3)	328	-
Net increase (decrease) in net assets
resulting from operations	$ 43	$ (26)	$ (3)	$ 381	$ 30

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2007
(Dollars in thousands)

	ING Lord			ING Marsico
	Abbett			International
	Affiliated	ING Marsico	ING Marsico	Opportunities	ING MFS Total
	Portfolio -	Growth	Growth	Portfolio -	Return
	Institutional	Portfolio -	Portfolio -	Institutional	Portfolio -
	Class	Service Class	Service 2 Class	Class	Service Class
Net investment income (loss)
Income:
Dividends	$ 2	$ -	$ -	$ 369	$ 125
Total investment income	2	-	-	369	125
Expenses:
Mortality and expense risk
and other charges	5	8	-	416	64
Total expenses	5	8	-	416	64
Net investment income (loss)	(3)	(8)	-	(47)	61
Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	5	27	-	718	34
Capital gains distributions	3	-	-	1,897	234
Total realized gain (loss) on investments
and capital gains distributions	8	27	-	2,615	268
Net unrealized appreciation
(depreciation) of investments	6	38	2	2,575	(196)
Net realized and unrealized gain (loss)
on investments	14	65	2	5,190	72
Net increase (decrease) in net assets
resulting from operations	$ 11	$ 57	$ 2	$ 5,143	$ 133

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2007
(Dollars in thousands)

		ING Pioneer
	ING MFS Total	Equity Income		ING Pioneer	ING Stock
	Return	Portfolio -	ING Pioneer	Mid Cap Value	Index Portfolio
	Portfolio -	Institutional	Fund Portfolio -	Portfolio -	- Institutional
	Service 2 Class	Class	Service Class	Service Class	Class
Net investment income (loss)
Income:
Dividends	$ 1	$ 29	$ 1	$ 1	$ 7
Total investment income	1	29	1	1	7
Expenses:
Mortality and expense risk
and other charges	1	14	2	2	4
Total expenses	1	14	2	2	4
Net investment income (loss)	-	15	(1)	(1)	3
Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	-	8	8	10	18
Capital gains distributions	2	-	3	7	12
Total realized gain (loss) on investments
and capital gains distributions	2	8	11	17	30
Net unrealized appreciation
(depreciation) of investments	(2)	(77)	(5)	(16)	(29)
Net realized and unrealized gain (loss)
on investments	-	(69)	6	1	1
Net increase (decrease) in net assets
resulting from operations	$ -	$ (54)	$ 5	$ -	$ 4

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2007
(Dollars in thousands)

				ING Van	ING Van
	ING T. Rowe	ING T. Rowe	ING T. Rowe	Kampen	Kampen
	Price Capital	Price Equity	Price Equity	Growth and	Growth and
	Appreciation	Income	Income	Income	Income
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Service Class	Service Class	Service 2 Class	Service Class	Service 2 Class
Net investment income (loss)
Income:
Dividends	$ 164	$ 72	$ 3	$ 262	$ -
Total investment income	164	72	3	262	-
Expenses:
Mortality and expense risk
and other charges	124	75	3	266	-
Total expenses	124	75	3	266	-
Net investment income (loss)	40	(3)	-	(4)	-
Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	44	237	3	227	1
Capital gains distributions	891	191	9	1,137	2
Total realized gain (loss) on investments
and capital gains distributions	935	428	12	1,364	3
Net unrealized appreciation
(depreciation) of investments	(792)	(327)	(8)	(1,056)	(3)
Net realized and unrealized gain (loss)
on investments	143	101	4	308	-
Net increase (decrease) in net assets
resulting from operations	$ 183	$ 98	$ 4	$ 304	$ -

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2007
(Dollars in thousands)

	ING VP Index
	Plus	ING VP Index	ING American	ING American
	International	Plus	Century Large	Century Large	ING American
	Equity Portfolio	International	Company Value	Company Value	Century Select
	- Institutional	Equity Portfolio	Portfolio -	Portfolio -	Portfolio -
	Class	- Service Class	Initial Class	Service Class	Initial Class
Net investment income (loss)
Income:
Dividends	$ -	$ -	$ 2	$ -	$ 142
Total investment income	-	-	2	-	142
Expenses:
Mortality and expense risk
and other charges	-	17	2	-	92
Total expenses	-	17	2	-	92
Net investment income (loss)	-	(17)	-	-	50
Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	-	77	9	-	2,492
Capital gains distributions	-	4	11	1	-
Total realized gain (loss) on investments
and capital gains distributions	-	81	20	1	2,492
Net unrealized appreciation
(depreciation) of investments	(1)	12	(26)	(1)	(952)
Net realized and unrealized gain (loss)
on investments	(1)	93	(6)	-	1,540
Net increase (decrease) in net assets
resulting from operations	$ (1)	$ 76	$ (6)	$ -	$ 1,590

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2007
(Dollars in thousands)

		ING American	ING American	ING Baron	ING Baron
	ING American	Century Small-	Century Small-	Small Cap	Small Cap
	Century Select	Mid Cap Value	Mid Cap Value	Growth	Growth
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Service Class	Initial Class	Service Class	Initial Class	Service Class
Net investment income (loss)
Income:
Dividends	$ -	$ 10	$ -	$ -	$ -
Total investment income	-	10	-	-	-
Expenses:
Mortality and expense risk
and other charges	-	22	-	46	1
Total expenses	-	22	-	46	1
Net investment income (loss)	-	(12)	-	(46)	(1)
Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	1	56	-	178	-
Capital gains distributions	-	189	2	-	-
Total realized gain (loss) on investments
and capital gains distributions	1	245	2	178	-
Net unrealized appreciation
(depreciation) of investments	-	(282)	(3)	13	2
Net realized and unrealized gain (loss)
on investments	1	(37)	(1)	191	2
Net increase (decrease) in net assets
resulting from operations	$ 1	$ (49)	$ (1)	$ 145	$ 1

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2007
(Dollars in thousands)

			ING Fidelity®	ING Fidelity®
	ING Davis New	ING Davis New	VIP	VIP Equity-	ING Fidelity®
	York Venture	York Venture	Contrafund®	Income	VIP Growth
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Initial Class	Service Class	Service Class	Service Class	Service Class
Net investment income (loss)
Income:
Dividends	$ 2	$ -	$ 3	$ 3	$ -
Total investment income	2	-	3	3	-
Expenses:
Mortality and expense risk
and other charges	8	-	12	2	-
Total expenses	8	-	12	2	-
Net investment income (loss)	(6)	-	(9)	1	-
Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	9	-	9	1	-
Capital gains distributions	2	-	47	11	-
Total realized gain (loss) on investments
and capital gains distributions	11	-	56	12	-
Net unrealized appreciation
(depreciation) of investments	8	-	74	(21)	2
Net realized and unrealized gain (loss)
on investments	19	-	130	(9)	2
Net increase (decrease) in net assets
resulting from operations	$ 13	$ -	$ 121	$ (8)	$ 2

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2007
(Dollars in thousands)

		ING	ING Goldman
	ING Fidelity®	Fundamental	Sachs® Capital	ING JPMorgan	ING JPMorgan
	VIP Mid Cap	Research	Growth	International	International
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Service Class	Initial Class	Service Class	Initial Class	Service Class
Net investment income (loss)
Income:
Dividends	$ -	$ 41	$ -	$ 12	$ 1
Total investment income	-	41	-	12	1
Expenses:
Mortality and expense risk
and other charges	4	28	-	7	1
Total expenses	4	28	-	7	1
Net investment income (loss)	(4)	13	-	5	-
Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	4	41	-	37	-
Capital gains distributions	5	227	-	-	-
Total realized gain (loss) on investments
and capital gains distributions	9	268	-	37	-
Net unrealized appreciation
(depreciation) of investments	26	(206)	-	(10)	2
Net realized and unrealized gain (loss)
on investments	35	62	-	27	2
Net increase (decrease) in net assets
resulting from operations	$ 31	$ 75	$ -	$ 32	$ 2

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2007
(Dollars in thousands)

			ING Legg	ING Legg	ING Legg
			Mason Partners	Mason Partners	Mason Partners
	ING JPMorgan	ING JPMorgan	Aggressive	Aggressive	Large Cap
	Mid Cap Value	Mid Cap Value	Growth	Growth	Growth
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Initial Class	Service Class	Initial Class	Service Class	Initial Class
Net investment income (loss)
Income:
Dividends	$ 49	$ 1	$ -	$ -	$ -
Total investment income	49	1	-	-	-
Expenses:
Mortality and expense risk
and other charges	92	2	364	-	2
Total expenses	92	2	364	-	2
Net investment income (loss)	(43)	(1)	(364)	-	(2)
Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	264	-	302	1	9
Capital gains distributions	315	6	-	-	1
Total realized gain (loss) on investments
and capital gains distributions	579	6	302	1	10
Net unrealized appreciation
(depreciation) of investments	(472)	(7)	(580)	(1)	(6)
Net realized and unrealized gain (loss)
on investments	107	(1)	(278)	-	4
Net increase (decrease) in net assets
resulting from operations	$ 64	$ (2)	$ (642)	$ -	$ 2

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2007
(Dollars in thousands)

	ING Legg
	Mason Partners	ING Neuberger
	Large Cap	Berman	ING OpCap	ING OpCap	ING
	Growth	Partners	Balanced Value	Balanced Value	Oppenheimer
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Global Portfolio
	Service Class	Initial Class	Initial Class	Service Class	- Initial Class
Net investment income (loss)
Income:
Dividends	$ -	$ 50	$ 3	$ -	$ 653
Total investment income	-	50	3	-	653
Expenses:
Mortality and expense risk
and other charges	-	252	2	-	864
Total expenses	-	252	2	-	864
Net investment income (loss)	-	(202)	1	-	(211)
Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	-	396	1	-	2,868
Capital gains distributions	-	813	19	-	2,444
Total realized gain (loss) on investments
and capital gains distributions	-	1,209	20	-	5,312
Net unrealized appreciation
(depreciation) of investments	-	295	(27)	-	(1,901)
Net realized and unrealized gain (loss)
on investments	-	1,504	(7)	-	3,411
Net increase (decrease) in net assets
resulting from operations	$ -	$ 1,302	$ (6)	$ -	$ 3,200

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2007
(Dollars in thousands)

		ING
		Oppenheimer
	ING	Strategic	ING PIMCO	ING PIMCO	ING Pioneer
	Oppenheimer	Income	Total Return	Total Return	High Yield
	Global Portfolio	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	- Service Class	Service Class	Initial Class	Service Class	Initial Class
Net investment income (loss)
Income:
Dividends	$ 2	$ 10	$ 113	$ 2	$ 26
Total investment income	2	10	113	2	26
Expenses:
Mortality and expense risk
and other charges	3	3	46	1	7
Total expenses	3	3	46	1	7
Net investment income (loss)	(1)	7	67	1	19
Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	8	1	47	-	7
Capital gains distributions	9	-	-	-	-
Total realized gain (loss) on investments
and capital gains distributions	17	1	47	-	7
Net unrealized appreciation
(depreciation) of investments	(6)	8	142	3	(17)
Net realized and unrealized gain (loss)
on investments	11	9	189	3	(10)
Net increase (decrease) in net assets
resulting from operations	$ 10	$ 16	$ 256	$ 4	$ 9

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2007
(Dollars in thousands)

	ING Solution	ING Solution	ING Solution	ING Solution	ING Solution
	2015 Portfolio -	2015 Portfolio -	2025 Portfolio -	2035 Portfolio -	2045 Portfolio -
	Initial Class	Service Class	Service Class	Service Class	Initial Class
Net investment income (loss)
Income:
Dividends	$ -	$ -	$ 2	$ -	$ -
Total investment income	-	-	2	-	-
Expenses:
Mortality and expense risk
and other charges	-	1	9	-	-
Total expenses	-	1	9	-	-
Net investment income (loss)	-	(1)	(7)	-	-
Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	-	-	6	-	-
Capital gains distributions	-	-	2	-	-
Total realized gain (loss) on investments
and capital gains distributions	-	-	8	-	-
Net unrealized appreciation
(depreciation) of investments	-	3	17	-	-
Net realized and unrealized gain (loss)
on investments	-	3	25	-	-
Net increase (decrease) in net assets
resulting from operations	$ -	$ 2	$ 18	$ -	$ -

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2007
(Dollars in thousands)

			ING T. Rowe	ING T. Rowe
			Price	Price
		ING Solution	Diversified Mid	Diversified Mid	ING T. Rowe
	ING Solution	Income	Cap Growth	Cap Growth	Price Growth
	2045 Portfolio -	Portfolio -	Portfolio -	Portfolio -	Equity Portfolio
	Service Class	Service Class	Initial Class	Service Class	- Initial Class
Net investment income (loss)
Income:
Dividends	$ -	$ -	$ 122	$ -	$ 17
Total investment income	-	-	122	-	17
Expenses:
Mortality and expense risk
and other charges	-	-	914	-	48
Total expenses	-	-	914	-	48
Net investment income (loss)	-	-	(792)	-	(31)
Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	-	-	2,579	1	133
Capital gains distributions	-	-	5,605	1	157
Total realized gain (loss) on investments
and capital gains distributions	-	-	8,184	2	290
Net unrealized appreciation
(depreciation) of investments	-	-	(13)	(1)	7
Net realized and unrealized gain (loss)
on investments	-	-	8,171	1	297
Net increase (decrease) in net assets
resulting from operations	$ -	$ -	$ 7,379	$ 1	$ 266

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2007
(Dollars in thousands)

	ING T. Rowe			ING UBS U.S.	ING Van
	Price Growth	ING	ING UBS U.S.	Large Cap	Kampen
	Equity	Thornburg	Large Cap	Equity	Comstock
	Portfolio -	Value Portfolio	Equity Portfolio	Portfolio -	Portfolio -
	Service Class	- Service Class	- Initial Class	Service Class	Initial Class
Net investment income (loss)
Income:
Dividends	$ -	$ -	$ 40	$ -	$ 87
Total investment income	-	-	40	-	87
Expenses:
Mortality and expense risk
and other charges	-	-	79	-	82
Total expenses	-	-	79	-	82
Net investment income (loss)	-	-	(39)	-	5
Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	1	-	153	-	174
Capital gains distributions	1	-	-	-	155
Total realized gain (loss) on investments
and capital gains distributions	2	-	153	-	329
Net unrealized appreciation
(depreciation) of investments	-	-	(87)	-	(508)
Net realized and unrealized gain (loss)
on investments	2	-	66	-	(179)
Net increase (decrease) in net assets
resulting from operations	$ 2	$ -	$ 27	$ -	$ (174)

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2007
(Dollars in thousands)

				ING VP	ING VP
	ING Van	ING Van	ING Van	Strategic	Strategic
	Kampen	Kampen Equity	Kampen Equity	Allocation	Allocation
	Comstock	and Income	and Income	Conservative	Growth
	Portfolio -	Portfolio -	Portfolio -	Portfolio - Class	Portfolio - Class
	Service Class	Initial Class	Service Class	I	I
Net investment income (loss)
Income:
Dividends	$ 2	$ 360	$ 3	$ 33	$ 28
Total investment income	2	360	3	33	28
Expenses:
Mortality and expense risk
and other charges	2	210	2	18	27
Total expenses	2	210	2	18	27
Net investment income (loss)	-	150	1	15	1
Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	-	132	3	17	27
Capital gains distributions	4	406	4	25	94
Total realized gain (loss) on investments
and capital gains distributions	4	538	7	42	121
Net unrealized appreciation
(depreciation) of investments	(13)	(330)	(5)	(13)	(75)
Net realized and unrealized gain (loss)
on investments	(9)	208	2	29	46
Net increase (decrease) in net assets
resulting from operations	$ (9)	$ 358	$ 3	$ 44	$ 47

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2007
(Dollars in thousands)

	ING VP
	Strategic	ING VP	ING VP Global
	Allocation	Growth and	Science and	ING VP	ING VP Index
	Moderate	Income	Technology	Growth	Plus LargeCap
	Portfolio - Class	Portfolio - Class	Portfolio - Class	Portfolio - Class	Portfolio - Class
	I	I	I	I	I
Net investment income (loss)
Income:
Dividends	$ 45	$ 30	$ -	$ -	$ 58
Total investment income	45	30	-	-	58
Expenses:
Mortality and expense risk
and other charges	33	4	3	-	64
Total expenses	33	4	3	-	64
Net investment income (loss)	12	26	(3)	-	(6)
Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	18	-	12	-	198
Capital gains distributions	76	-	-	-	-
Total realized gain (loss) on investments
and capital gains distributions	94	-	12	-	198
Net unrealized appreciation
(depreciation) of investments	(28)	2	27	1	(26)
Net realized and unrealized gain (loss)
on investments	66	2	39	1	172
Net increase (decrease) in net assets
resulting from operations	$ 78	$ 28	$ 36	$ 1	$ 166

The accompanying notes are an integral part of these financial statements

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2007
(Dollars in thousands)

	ING VP Index	ING VP Index	ING VP	ING VP Small	ING VP Value
	Plus MidCap	Plus SmallCap	International	Company	Opportunity
	Portfolio - Class	Portfolio - Class	Equity Portfolio	Portfolio - Class	Portfolio - Class
	I	I	- Class I	I	I
Net investment income (loss)
Income:
Dividends	$ 81	$ 36	$ 1	$ -	$ 18
Total investment income	81	36	1	-	18
Expenses:
Mortality and expense risk
and other charges	148	107	-	-	16
Total expenses	148	107	-	-	16
Net investment income (loss)	(67)	(71)	1	-	2
Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	135	69	(1)	-	27
Capital gains distributions	776	798	3	3	-
Total realized gain (loss) on investments
and capital gains distributions	911	867	2	3	27
Net unrealized appreciation
(depreciation) of investments	(387)	(1,272)	(1)	(3)	(11)
Net realized and unrealized gain (loss)
on investments	524	(405)	1	-	16
Net increase (decrease) in net assets
resulting from operations	$ 457	$ (476)	$ 2	$ -	$ 18

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2007
(Dollars in thousands)

	ING VP			ING VP
	Financial	ING VP High	ING VP	MidCap
	Services	Yield Bond	International	Opportunities	ING VP Real
	Portfolio - Class	Portfolio - Class	Value Portfolio	Portfolio - Class	Estate Portfolio
	I	I	- Class I	I	- Class I
Net investment income (loss)
Income:
Dividends	$ 5	$ 385	$ 487	$ -	$ 138
Total investment income	5	385	487	-	138
Expenses:
Mortality and expense risk
and other charges	4	68	392	472	74
Total expenses	4	68	392	472	74
Net investment income (loss)	1	317	95	(472)	64
Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	7	23	1,146	2,356	124
Capital gains distributions	17	-	4,501	-	193
Total realized gain (loss) on investments
and capital gains distributions	24	23	5,647	2,356	317
Net unrealized appreciation
(depreciation) of investments	(62)	(291)	(2,620)	5,362	(1,381)
Net realized and unrealized gain (loss)
on investments	(38)	(268)	3,027	7,718	(1,064)
Net increase (decrease) in net assets
resulting from operations	$ (37)	$ 49	$ 3,122	$ 7,246	$ (1,000)

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2007
(Dollars in thousands)

	ING VP
	SmallCap	ING VP	ING VP	ING VP Money	ING VP
	Opportunities	Balanced	Intermediate	Market	Natural
	Portfolio - Class	Portfolio - Class	Bond Portfolio	Portfolio - Class	Resources
	I	I	- Class I	I	Trust
Net investment income (loss)
Income:
Dividends	$ -	$ 41	$ 53	$ 8	$ 14
Total investment income	-	41	53	8	14
Expenses:
Mortality and expense risk
and other charges	277	21	16	2	4
Total expenses	277	21	16	2	4
Net investment income (loss)	(277)	20	37	6	10
Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	1,918	15	6	1	(1,479)
Capital gains distributions	-	60	-	-	1,432
Total realized gain (loss) on investments
and capital gains distributions	1,918	75	6	1	(47)
Net unrealized appreciation
(depreciation) of investments	46	(34)	11	(1)	(424)
Net realized and unrealized gain (loss)
on investments	1,964	41	17	-	(471)
Net increase (decrease) in net assets
resulting from operations	$ 1,687	$ 61	$ 54	$ 6	$ (461)

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2007
(Dollars in thousands)

	Lord Abbett		Neuberger
	Series Fund -	Lord Abbett	Berman AMT		PIMCO Real
	Growth and	Series Fund -	Socially	Oppenheimer	Return
	Income	Mid-Cap Value	Responsive	Main Street	Portfolio -
	Portfolio - Class	Portfolio - Class	Portfolio® -	Small Cap	Administrative
	VC	VC	Class I	Fund®/VA	Class
Net investment income (loss)
Income:
Dividends	$ -	$ 6	$ 3	$ -	$ 78
Total investment income	-	6	3	-	78
Expenses:
Mortality and expense risk
and other charges	6	19	53	2	24
Total expenses	6	19	53	2	24
Net investment income (loss)	(6)	(13)	(50)	(2)	54
Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	35	12	193	2	(35)
Capital gains distributions	-	173	12	4	4
Total realized gain (loss) on investments
and capital gains distributions	35	185	205	6	(31)
Net unrealized appreciation
(depreciation) of investments	(16)	(197)	61	(8)	123
Net realized and unrealized gain (loss)
on investments	19	(12)	266	(2)	92
Net increase (decrease) in net assets
resulting from operations	$ 13	$ (25)	$ 216	$ (4)	$ 146

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2007
(Dollars in thousands)

	Pioneer Equity	Pioneer High
	Income VCT	Yield VCT		Wanger U.S.
	Portfolio - Class	Portfolio - Class		Smaller
	I	I	Wanger Select	Companies
Net investment income (loss)
Income:
Dividends	$ 22	$ 74	$ -	$ -
Total investment income	22	74	-	-
Expenses:
Mortality and expense risk
and other charges	15	21	48	27
Total expenses	15	21	48	27
Net investment income (loss)	7	53	(48)	(27)
Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(15)	17	284	65
Capital gains distributions	69	1	53	99
Total realized gain (loss) on investments
and capital gains distributions	54	18	337	164
Net unrealized appreciation
(depreciation) of investments	(65)	(12)	(122)	(70)
Net realized and unrealized gain (loss)
on investments	(11)	6	215	94
Net increase (decrease) in net assets
resulting from operations	$ (4)	$ 59	$ 167	$ 67

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

		American	American
	American	Funds	Funds
	Funds	Insurance	Insurance	Fidelity® VIP
	Insurance	Series®	Series®	Equity-Income
	Series® Growth	Growth-Income	International	Portfolio -
	Fund - Class 2	Fund - Class 2	Fund - Class 2	Initial Class
Net assets at January 1, 2006	$ -	$ -	$ -	$ 65,144
Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	-	-	1,232
Total realized gain (loss) on investments
and capital gains distributions	-	-	-	8,395
Net unrealized appreciation (depreciation)
of investments	-	-	-	1,208
Net increase (decrease) in net assets from operations	-	-	-	10,835
Changes from principal transactions:
Premiums	-	-	-	3,926
Surrenders and withdrawals	-	-	-	(9,996)
Policy loans	-	-	-	(124)
Annuity payments	-	-	-	(1)
Death benefits	-	-	-	(331)
Transfers between Divisions
(including fixed account), net	-	-	-	(4,650)
Contract charges	-	-	-	(10)
Increase (decrease) in net assets derived from
principal transactions	-	-	-	(11,186)
Total increase (decrease) in net assets	-	-	-	(351)
Net assets at December 31, 2006	-	-	-	64,793
Increase (decrease) in net assets
Operations:
Net investment income (loss)	4	14	14	171
Total realized gain (loss) on investments
and capital gains distributions	6	(4)	16	6,578
Net unrealized appreciation (depreciation)
of investments	(17)	(65)	51	(6,326)
Net increase (decrease) in net assets from operations	(7)	(55)	81	423
Changes from principal transactions:
Premiums	199	237	149	3,564
Surrenders and withdrawals	(124)	(132)	(139)	(12,301)
Policy loans	(1)	(3)	(1)	(112)
Annuity payments	-	-	-	-
Death benefits	-	-	-	(222)
Transfers between Divisions
(including fixed account), net	2,118	1,595	1,689	(1,743)
Contract charges	-	-	-	(1)
Increase (decrease) in net assets derived from
principal transactions	2,192	1,697	1,698	(10,815)
Total increase (decrease) in net assets	2,185	1,642	1,779	(10,392)
Net assets at December 31, 2007	$ 2,185	$ 1,642	$ 1,779	$ 54,401

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

			Fidelity® VIP
	Fidelity® VIP	Fidelity® VIP	Investment	Fidelity® VIP
	Contrafund®	Index 500	Grade Bond	Money Market
	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Initial Class	Initial Class	Initial Class	Initial Class
Net assets at January 1, 2006	$ 101,171	$ 122,778	$ 24,116	$ 13,139
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(127)	409	615	421
Total realized gain (loss) on investments
and capital gains distributions	11,205	740	(247)	-
Net unrealized appreciation (depreciation)
of investments	(1,101)	15,040	283	-
Net increase (decrease) in net assets from operations	9,977	16,189	651	421
Changes from principal transactions:
Premiums	7,176	8,597	2,292	1,925
Surrenders and withdrawals	(15,400)	(16,185)	(3,476)	(5,782)
Policy loans	(296)	(416)	(37)	29
Annuity payments	-	-	-	(9)
Death benefits	(530)	(357)	(131)	(163)
Transfers between Divisions
(including fixed account), net	3,606	(4,260)	(1,220)	2,331
Contract charges	(31)	(35)	(4)	3
Increase (decrease) in net assets derived from
principal transactions	(5,475)	(12,656)	(2,576)	(1,666)
Total increase (decrease) in net assets	4,502	3,533	(1,925)	(1,245)
Net assets at December 31, 2006	105,673	126,311	22,191	11,894
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(528)	2,634	618	466
Total realized gain (loss) on investments
and capital gains distributions	31,047	3,159	(177)	-
Net unrealized appreciation (depreciation)
of investments	(14,942)	(781)	127	-
Net increase (decrease) in net assets from operations	15,577	5,012	568	466
Changes from principal transactions:
Premiums	7,416	7,767	1,849	2,084
Surrenders and withdrawals	(19,670)	(19,343)	(4,474)	(5,552)
Policy loans	(219)	(426)	(87)	78
Annuity payments	-	-	-	(12)
Death benefits	(122)	(131)	(33)	(20)
Transfers between Divisions
(including fixed account), net	(3,299)	(5,826)	(795)	3,094
Contract charges	(18)	(7)	1	(13)
Increase (decrease) in net assets derived from
principal transactions	(15,912)	(17,966)	(3,539)	(341)
Total increase (decrease) in net assets	(335)	(12,954)	(2,971)	125
Net assets at December 31, 2007	$ 105,338	$ 113,357	$ 19,220	$ 12,019

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

		ING	ING BlackRock	ING BlackRock
	Franklin Small	AllianceBernstein	Large Cap	Large Cap
	Cap Value	Mid Cap Growth	Growth Portfolio	Growth
	Securities Fund	Portfolio - Service	- Institutional	Portfolio -
	- Class 2	Class	Class	Service Class
Net assets at January 1, 2006	$ 254	$ 9	$ -	$ -
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(6)	(3)	-	-
Total realized gain (loss) on investments
and capital gains distributions	34	18	-	-
Net unrealized appreciation (depreciation)
of investments	64	(34)	-	-
Net increase (decrease) in net assets from operations	92	(19)	-	-
Changes from principal transactions:
Premiums	224	72	-	-
Surrenders and withdrawals	(63)	(11)	-	-
Policy loans	(3)	1	-	-
Annuity payments	-	-	-	-
Death benefits	-	-	-	-
Transfers between Divisions
(including fixed account), net	745	337	-	-
Contract charges	-	-	-	-
Increase (decrease) in net assets derived from
principal transactions	903	399	-	-
Total increase (decrease) in net assets	995	380	-	-
Net assets at December 31, 2006	1,249	389	-	-
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(11)	(7)	(186)	-
Total realized gain (loss) on investments
and capital gains distributions	154	1	10	-
Net unrealized appreciation (depreciation)
of investments	(233)	28	(300)	-
Net increase (decrease) in net assets from operations	(90)	22	(476)	-
Changes from principal transactions:
Premiums	353	75	-	6
Surrenders and withdrawals	(219)	(53)	-	(1)
Policy loans	(11)	(4)	-	-
Annuity payments	-	-	-	-
Death benefits	-	-	-	-
Transfers between Divisions
(including fixed account), net	396	174	18,683	34
Contract charges	(1)	-	-	-
Increase (decrease) in net assets derived from
principal transactions	518	192	18,683	39
Total increase (decrease) in net assets	428	214	18,207	39
Net assets at December 31, 2007	$ 1,677	$ 603	$ 18,207	$ 39

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

	ING BlackRock	ING FMRSM		ING FMRSM
	Large Cap	Diversified Mid	ING FMRSM	Large Cap
	Growth	Cap Portfolio -	Diversified Mid	Growth Portfolio
	Portfolio -	Institutional	Cap Portfolio -	- Institutional
	Service 2 Class	Class	Service Class	Class
Net assets at January 1, 2006	$ -	$ -	$ 32	$ -
Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	-	(5)	(741)
Total realized gain (loss) on investments
and capital gains distributions	1	-	28	(900)
Net unrealized appreciation (depreciation)
of investments	-	-	11	251
Net increase (decrease) in net assets from operations	1	-	34	(1,390)
Changes from principal transactions:
Premiums	11	-	50	3,417
Surrenders and withdrawals	-	-	(62)	(9,708)
Policy loans	-	-	(2)	(14)
Annuity payments	-	-	-	-
Death benefits	-	-	-	(185)
Transfers between Divisions
(including fixed account), net	-	-	644	85,069
Contract charges	-	-	-	(16)
Increase (decrease) in net assets derived from
principal transactions	11	-	630	78,563
Total increase (decrease) in net assets	12	-	664	77,173
Net assets at December 31, 2006	12	-	696	77,173
Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	-	(12)	(841)
Total realized gain (loss) on investments
and capital gains distributions	1	-	13	452
Net unrealized appreciation (depreciation)
of investments	-	-	102	2,176
Net increase (decrease) in net assets from operations	1	-	103	1,787
Changes from principal transactions:
Premiums	13	4	217	4,036
Surrenders and withdrawals	-	-	(52)	(13,264)
Policy loans	-	-	(1)	19
Annuity payments	-	-	-	-
Death benefits	-	-	-	(155)
Transfers between Divisions
(including fixed account), net	(24)	1	178	(4,237)
Contract charges	-	-	-	(9)
Increase (decrease) in net assets derived from
principal transactions	(11)	5	342	(13,610)
Total increase (decrease) in net assets	(10)	5	445	(11,823)
Net assets at December 31, 2007	$ 2	$ 5	$ 1,141	$ 65,350

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

		ING JPMorgan	ING JPMorgan
	ING Global	Emerging	Small Cap Core	ING Julius
	Resources	Markets Equity	Equity Portfolio	Baer Foreign
	Portfolio -	Portfolio -	- Institutional	Portfolio -
	Service Class	Service Class	Class	Service Class
Net assets at January 1, 2006	$ -	$ 1,750	$ 77	$ 3,304
Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	(29)	(339)	(71)
Total realized gain (loss) on investments
and capital gains distributions	-	329	588	413
Net unrealized appreciation (depreciation)
of investments	-	644	(12)	819
Net increase (decrease) in net assets from operations	-	944	237	1,161
Changes from principal transactions:
Premiums	-	375	1,635	670
Surrenders and withdrawals	-	(292)	(4,539)	(840)
Policy loans	-	(4)	(131)	(15)
Annuity payments	-	-	-	-
Death benefits	-	-	(30)	(1)
Transfers between Divisions
(including fixed account), net	-	2,431	40,927	4,133
Contract charges	-	(1)	(3)	(1)
Increase (decrease) in net assets derived from
principal transactions	-	2,509	37,859	3,946
Total increase (decrease) in net assets	-	3,453	38,096	5,107
Net assets at December 31, 2006	-	5,203	38,173	8,411
I ncrease (decrease) in net assets
Operations:
Net investment income (loss)	(108)	(26)	(379)	(109)
Total realized gain (loss) on investments
and capital gains distributions	1,171	655	1,987	1,214
Net unrealized appreciation (depreciation)
of investments	1,406	1,538	(2,244)	(70)
Net increase (decrease) in net assets from operations	2,469	2,167	(636)	1,035
Changes from principal transactions:
Premiums	968	768	2,064	946
Surrenders and withdrawals	(1,786)	(852)	(6,740)	(1,438)
Policy loans	(57)	(46)	(30)	(29)
Annuity payments	-	-	-	-
Death benefits	(7)	(6)	(35)	(7)
Transfers between Divisions
(including fixed account), net	7,797	2,128	(2,816)	62
Contract charges	(2)	(2)	1	(1)
Increase (decrease) in net assets derived from
principal transactions	6,913	1,990	(7,556)	(467)
Total increase (decrease) in net assets	9,382	4,157	(8,192)	568
Net assets at December 31, 2007	$ 9,382	$ 9,360	$ 29,981	$ 8,979

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

		ING Legg
	ING Julius	Mason Value	ING Legg	ING Limited
	Baer Foreign	Portfolio -	Mason Value	Maturity Bond
	Portfolio -	Institutional	Portfolio -	Portfolio -
	Service 2 Class	Class	Service 2 Class	Service Class
Net assets at January 1, 2006	$ 6	$ 637	$ -	$ 58
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1)	(11)	-	284
Total realized gain (loss) on investments
and capital gains distributions	1	9	-	(36)
Net unrealized appreciation (depreciation)
of investments	23	42	2	(29)
Net increase (decrease) in net assets from operations	23	40	2	219
Changes from principal transactions:
Premiums	145	71	9	503
Surrenders and withdrawals	(2)	(37)	-	(1,171)
Policy loans	-	(18)	-	(25)
Annuity payments	-	-	-	-
Death benefits	-	-	-	(56)
Transfers between Divisions
(including fixed account), net	50	46	17	10,512
Contract charges	-	-	-	(1)
Increase (decrease) in net assets derived from
principal transactions	193	62	26	9,762
Total increase (decrease) in net assets	216	102	28	9,981
Net assets at December 31, 2006	222	739	28	10,039
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(5)	(6)	-	53
Total realized gain (loss) on investments
and capital gains distributions	26	25	-	12
Net unrealized appreciation (depreciation)
of investments	22	(45)	(3)	316
Net increase (decrease) in net assets from operations	43	(26)	(3)	381
Changes from principal transactions:
Premiums	168	75	6	664
Surrenders and withdrawals	(3)	(191)	-	(2,172)
Policy loans	-	6	-	(16)
Annuity payments	-	-	-	-
Death benefits	-	-	-	(4)
Transfers between Divisions
(including fixed account), net	43	(278)	3	(134)
Contract charges	-	-	-	1
Increase (decrease) in net assets derived from
principal transactions	208	(388)	9	(1,661)
Total increase (decrease) in net assets	251	(414)	6	(1,280)
Net assets at December 31, 2007	$ 473	$ 325	$ 34	$ 8,759

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

		ING Lord Abbett
	ING Liquid	Affiliated	ING Marsico	ING Marsico
	Assets Portfolio	Portfolio -	Growth	Growth
	- Institutional	Institutional	Portfolio -	Portfolio -
	Class	Class	Service Class	Service 2 Class
Net assets at January 1, 2006	$ 1,443	$ -	$ 276	$ 5
Increase (decrease) in net assets
Operations:
Net investment income (loss)	23	-	(6)	-
Total realized gain (loss) on investments
and capital gains distributions	-	5	12	-
Net unrealized appreciation (depreciation)
of investments	-	3	15	-
Net increase (decrease) in net assets from operations	23	8	21	-
Changes from principal transactions:
Premiums	18	-	101	5
Surrenders and withdrawals	(2,452)	-	(78)	-
Policy loans	-	-	-	-
Annuity payments	-	-	-	-
Death benefits	-	-	-	-
Transfers between Divisions
(including fixed account), net	1,088	112	154	-
Contract charges	-	-	-	-
Increase (decrease) in net assets derived from
principal transactions	(1,346)	112	177	5
Total increase (decrease) in net assets	(1,323)	120	198	5
Net assets at December 31, 2006	120	120	474	10
Increase (decrease) in net assets
Operations:
Net investment income (loss)	30	(3)	(8)	-
Total realized gain (loss) on investments
and capital gains distributions	-	8	27	-
Net unrealized appreciation (depreciation)
of investments	-	6	38	2
Net increase (decrease) in net assets from operations	30	11	57	2
Changes from principal transactions:
Premiums	81	-	128	14
Surrenders and withdrawals	(1,200)	-	(98)	-
Policy loans	(2)	-	(1)	(1)
Annuity payments	-	-	-	-
Death benefits	-	-	-	-
Transfers between Divisions
(including fixed account), net	2,497	553	87	-
Contract charges	-	-	-	-
Increase (decrease) in net assets derived from
principal transactions	1,376	553	116	13
Total increase (decrease) in net assets	1,406	564	173	15
Net assets at December 31, 2007	$ 1,526	$ 684	$ 647	$ 25

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

	ING Marsico			ING Pioneer
	International	ING MFS Total	ING MFS Total	Equity Income
	Opportunities	Return	Return	Portfolio -
	Portfolio -	Portfolio -	Portfolio -	Institutional
	Institutional Class	Service Class	Service 2 Class	Class
Net assets at January 1, 2006	$ 158	$ 5,874	$ -	$ -
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(244)	54	1	-
Total realized gain (loss) on investments
and capital gains distributions	93	286	2	-
Net unrealized appreciation (depreciation)
of investments	2,255	215	1	-
Net increase (decrease) in net assets from operations	2,104	555	4	-
Changes from principal transactions:
Premiums	1,110	441	13	-
Surrenders and withdrawals	(3,061)	(1,076)	16	-
Policy loans	(47)	(24)	-	-
Annuity payments	-	-	-	-
Death benefits	(37)	(10)	-	-
Transfers between Divisions
(including fixed account), net	30,006	(435)	4	-
Contract charges	(7)	(1)	-	-
Increase (decrease) in net assets derived from
principal transactions	27,964	(1,105)	33	-
Total increase (decrease) in net assets	30,068	(550)	37	-
Net assets at December 31, 2006	30,226	5,324	37	-
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(47)	61	-	15
Total realized gain (loss) on investments
and capital gains distributions	2,615	268	2	8
Net unrealized appreciation (depreciation)
of investments	2,575	(196)	(2)	(77)
Net increase (decrease) in net assets from operations	5,143	133	-	(54)
Changes from principal transactions:
Premiums	1,822	376	7	-
Surrenders and withdrawals	(5,666)	(1,361)	2	-
Policy loans	(88)	(22)	(1)	-
Annuity payments	-	-	-	-
Death benefits	(44)	(7)	-	-
Transfers between Divisions
(including fixed account), net	(952)	(360)	2	2,188
Contract charges	(9)	(1)	-	-
Increase (decrease) in net assets derived from
principal transactions	(4,937)	(1,375)	10	2,188
Total increase (decrease) in net assets	206	(1,242)	10	2,134
Net assets at December 31, 2007	$ 30,432	$ 4,082	$ 47	$ 2,134

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

				ING T. Rowe
		ING Pioneer	ING Stock	Price Capital
	ING Pioneer	Mid Cap Value	Index Portfolio	Appreciation
	Fund Portfolio -	Portfolio -	- Institutional	Portfolio -
	Service Class	Service Class	Class	Service Class
Net assets at January 1, 2006	$ -	$ 50	$ 24	$ 2,185
Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	(1)	-	(6)
Total realized gain (loss) on investments
and capital gains distributions	-	3	3	308
Net unrealized appreciation (depreciation)
of investments	4	4	18	289
Net increase (decrease) in net assets from operations	4	6	21	591
Changes from principal transactions:
Premiums	3	18	58	570
Surrenders and withdrawals	4	-	(3)	(557)
Policy loans	-	(1)	(4)	(16)
Annuity payments	-	-	-	-
Death benefits	-	-	-	-
Transfers between Divisions
(including fixed account), net	46	(10)	146	3,864
Contract charges	-	-	-	(1)
Increase (decrease) in net assets derived from
principal transactions	53	7	197	3,860
Total increase (decrease) in net assets	57	13	218	4,451
Net assets at December 31, 2006	57	63	242	6,636
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1)	(1)	3	40
Total realized gain (loss) on investments
and capital gains distributions	11	17	30	935
Net unrealized appreciation (depreciation)
of investments	(5)	(16)	(29)	(792)
Net increase (decrease) in net assets from operations	5	-	4	183
Changes from principal transactions:
Premiums	19	43	59	1,574
Surrenders and withdrawals	(45)	(17)	(290)	(1,251)
Policy loans	(1)	(1)	1	(30)
Annuity payments	-	-	-	-
Death benefits	-	-	-	(3)
Transfers between Divisions
(including fixed account), net	84	40	182	2,767
Contract charges	-	-	-	(1)
Increase (decrease) in net assets derived from
principal transactions	57	65	(48)	3,056
Total increase (decrease) in net assets	62	65	(44)	3,239
Net assets at December 31, 2007	$ 119	$ 128	$ 198	$ 9,875

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

	ING T. Rowe	ING T. Rowe	ING Van	ING Van
	Price Equity	Price Equity	Kampen Growth	Kampen Growth
	Income	Income	and Income	and Income
	Portfolio -	Portfolio -	Portfolio - Service	Portfolio -
	Service Class	Service 2 Class	Class	Service 2 Class
Net assets at January 1, 2006	$ 4,395	$ 11	$ 144	$ -
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(2)	-	31	-
Total realized gain (loss) on investments
and capital gains distributions	302	3	1,388	-
Net unrealized appreciation (depreciation)
of investments	473	17	193	2
Net increase (decrease) in net assets from operations	773	20	1,612	2
Changes from principal transactions:
Premiums	639	154	922	17
Surrenders and withdrawals	(656)	(6)	(2,201)	-
Policy loans	(13)	-	(13)	-
Annuity payments	-	-	-	-
Death benefits	(1)	-	(114)	-
Transfers between Divisions
(including fixed account), net	178	37	20,622	8
Contract charges	(2)	-	(2)	-
Increase (decrease) in net assets derived from
principal transactions	145	185	19,214	25
Total increase (decrease) in net assets	918	205	20,826	27
Net assets at December 31, 2006	5,313	216	20,970	27
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(3)	-	(4)	-
Total realized gain (loss) on investments
and capital gains distributions	428	12	1,364	3
Net unrealized appreciation (depreciation)
of investments	(327)	(8)	(1,056)	(3)
Net increase (decrease) in net assets from operations	98	4	304	-
Changes from principal transactions:
Premiums	677	59	1,209	22
Surrenders and withdrawals	(1,167)	(9)	(3,005)	-
Policy loans	(18)	(1)	(42)	-
Annuity payments	-	-	-	-
Death benefits	(9)	-	(48)	-
Transfers between Divisions
(including fixed account), net	192	(16)	(3,171)	(10)
Contract charges	(2)	-	-	-
Increase (decrease) in net assets derived from
principal transactions	(327)	33	(5,057)	12
Total increase (decrease) in net assets	(229)	37	(4,753)	12
Net assets at December 31, 2007	$ 5,084	$ 253	$ 16,217	$ 39

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

	ING VP Index
	Plus	ING VP Index	ING American	ING American
	International	Plus	Century Large	Century Large
	Equity Portfolio	International	Company Value	Company Value
	- Institutional	Equity Portfolio	Portfolio -	Portfolio -
	Class	- Service Class	Initial Class	Service Class
Net assets at January 1, 2006	$ -	$ -	$ 44	$ -
Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	1	-	-
Total realized gain (loss) on investments
and capital gains distributions	-	21	6	-
Net unrealized appreciation (depreciation)
of investments	-	62	11	-
Net increase (decrease) in net assets from operations	-	84	17	-
Changes from principal transactions:
Premiums	-	3	20	6
Surrenders and withdrawals	-	(84)	-	-
Policy loans	-	(2)	(2)	-
Annuity payments	-	-	-	-
Death benefits	-	-	-	-
Transfers between Divisions
(including fixed account), net	-	1,064	66	-
Contract charges	-	(1)	-	-
Increase (decrease) in net assets derived from
principal transactions	-	980	84	6
Total increase (decrease) in net assets	-	1,064	101	6
Net assets at December 31, 2006	-	1,064	145	6
Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	(17)	-	-
Total realized gain (loss) on investments
and capital gains distributions	-	81	20	1
Net unrealized appreciation (depreciation)
of investments	(1)	12	(26)	(1)
Net increase (decrease) in net assets from operations	(1)	76	(6)	-
Changes from principal transactions:
Premiums	7	39	46	5
Surrenders and withdrawals	-	(326)	(29)	-
Policy loans	-	(6)	(2)	-
Annuity payments	-	-	-	-
Death benefits	-	-	-	-
Transfers between Divisions
(including fixed account), net	28	280	32	-
Contract charges	-	(1)	-	-
Increase (decrease) in net assets derived from
principal transactions	35	(14)	47	5
Total increase (decrease) in net assets	34	62	41	5
Net assets at December 31, 2007	$ 34	$ 1,126	$ 186	$ 11

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

			ING American	ING American
	ING American	ING American	Century Small-	Century Small-
	Century Select	Century Select	Mid Cap Value	Mid Cap Value
	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Initial Class	Service Class	Initial Class	Service Class
Net assets at January 1, 2006	$ 23,765	$ -	$ 1,472	$ 4
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(25)	-	(22)	-
Total realized gain (loss) on investments
and capital gains distributions	62	-	29	-
Net unrealized appreciation (depreciation)
of investments	(826)	-	198	1
Net increase (decrease) in net assets from operations	(789)	-	205	1
Changes from principal transactions:
Premiums	1,509	-	344	4
Surrenders and withdrawals	(2,890)	-	(206)	-
Policy loans	(10)	-	(8)	-
Annuity payments	-	-	-	-
Death benefits	(71)	-	(1)	-
Transfers between Divisions
(including fixed account), net	(1,168)	9	(101)	-
Contract charges	(8)	-	-	-
Increase (decrease) in net assets derived from
principal transactions	(2,638)	9	28	4
Total increase (decrease) in net assets	(3,427)	9	233	5
Net assets at December 31, 2006	20,338	9	1,705	9
Increase (decrease) in net assets
Operations:
Net investment income (loss)	50	-	(12)	-
Total realized gain (loss) on investments
and capital gains distributions	2,492	1	245	2
Net unrealized appreciation (depreciation)
of investments	(952)	-	(282)	(3)
Net increase (decrease) in net assets from operations	1,590	1	(49)	(1)
Changes from principal transactions:
Premiums	406	2	236	15
Surrenders and withdrawals	(1,084)	-	(238)	(1)
Policy loans	41	-	(11)	-
Annuity payments	-	-	-	-
Death benefits	(19)	-	-	-
Transfers between Divisions
(including fixed account), net	(21,271)	(12)	(332)	-
Contract charges	(1)	-	-	-
Increase (decrease) in net assets derived from
principal transactions	(21,928)	(10)	(345)	14
Total increase (decrease) in net assets	(20,338)	(9)	(394)	13
Net assets at December 31, 2007	$ -	$ -	$ 1,311	$ 22

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

	ING Baron	ING Baron
	Small Cap	Small Cap	ING Davis New	ING Davis New
	Growth	Growth	York Venture	York Venture
	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Initial Class	Service Class	Initial Class	Service Class
Net assets at January 1, 2006	$ 1,959	$ -	$ 34	$ -
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(33)	-	(3)	-
Total realized gain (loss) on investments
and capital gains distributions	79	-	21	-
Net unrealized appreciation (depreciation)
of investments	246	3	18	-
Net increase (decrease) in net assets from operations	292	3	36	-
Changes from principal transactions:
Premiums	518	25	73	1
Surrenders and withdrawals	(206)	-	(18)	-
Policy loans	(13)	-	-	-
Annuity payments	-	-	-	-
Death benefits	-	-	-	-
Transfers between Divisions
(including fixed account), net	395	19	287	1
Contract charges	(1)	-	-	-
Increase (decrease) in net assets derived from
principal transactions	693	44	342	2
Total increase (decrease) in net assets	985	47	378	2
Net assets at December 31, 2006	2,944	47	412	2
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(46)	(1)	(6)	-
Total realized gain (loss) on investments
and capital gains distributions	178	-	11	-
Net unrealized appreciation (depreciation)
of investments	13	2	8	-
Net increase (decrease) in net assets from operations	145	1	13	-
Changes from principal transactions:
Premiums	524	56	72	6
Surrenders and withdrawals	(399)	2	(95)	-
Policy loans	(25)	-	(1)	-
Annuity payments	-	-	-	-
Death benefits	(7)	-	-	-
Transfers between Divisions
(including fixed account), net	58	8	197	10
Contract charges	(1)	-	-	-
Increase (decrease) in net assets derived from
principal transactions	150	66	173	16
Total increase (decrease) in net assets	295	67	186	16
Net assets at December 31, 2007	$ 3,239	$ 114	$ 598	$ 18

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

	ING Fidelity®	ING Fidelity®
	VIP	VIP Equity-	ING Fidelity®	ING Fidelity®
	Contrafund®	Income	VIP Growth	VIP Mid Cap
	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Service Class	Service Class	Service Class	Service Class
Net assets at January 1, 2006	$ 10	$ 6	$ -	$ 2
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(4)	(1)	-	(1)
Total realized gain (loss) on investments
and capital gains distributions	1	-	-	-
Net unrealized appreciation (depreciation)
of investments	35	10	-	9
Net increase (decrease) in net assets from operations	32	9	-	8
Changes from principal transactions:
Premiums	431	66	5	156
Surrenders and withdrawals	(7)	11	-	(7)
Policy loans	-	-	-	-
Annuity payments	-	-	-	-
Death benefits	-	-	-	-
Transfers between Divisions
(including fixed account), net	175	1	-	39
Contract charges	-	-	-	-
Increase (decrease) in net assets derived from
principal transactions	599	78	5	188
Total increase (decrease) in net assets	631	87	5	196
Net assets at December 31, 2006	641	93	5	198
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(9)	1	-	(4)
Total realized gain (loss) on investments
and capital gains distributions	56	12	-	9
Net unrealized appreciation (depreciation)
of investments	74	(21)	2	26
Net increase (decrease) in net assets from operations	121	(8)	2	31
Changes from principal transactions:
Premiums	317	89	9	88
Surrenders and withdrawals	(46)	(10)	(1)	(14)
Policy loans	(2)	-	-	(1)
Annuity payments	-	-	-	-
Death benefits	-	-	-	-
Transfers between Divisions
(including fixed account), net	57	53	(1)	10
Contract charges	(1)	-	-	-
Increase (decrease) in net assets derived from
principal transactions	325	132	7	83
Total increase (decrease) in net assets	446	124	9	114
Net assets at December 31, 2007	$ 1,087	$ 217	$ 14	$ 312

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

	ING	ING Goldman
	Fundamental	Sachs® Capital	ING JPMorgan	ING JPMorgan
	Research	Growth	International	International
	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Initial Class	Service Class	Initial Class	Service Class
Net assets at January 1, 2006	$ 3,189	$ -	$ 31	$ -
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(30)	-	(1)	-
Total realized gain (loss) on investments
and capital gains distributions	58	-	(39)	-
Net unrealized appreciation (depreciation)
of investments	244	-	17	1
Net increase (decrease) in net assets from operations	272	-	(23)	1
Changes from principal transactions:
Premiums	96	4	38	15
Surrenders and withdrawals	(926)	-	(1)	-
Policy loans	5	-	(2)	-
Annuity payments	-	-	-	-
Death benefits	(7)	-	-	-
Transfers between Divisions
(including fixed account), net	(126)	-	214	6
Contract charges	(1)	-	-	-
Increase (decrease) in net assets derived from
principal transactions	(959)	4	249	21
Total increase (decrease) in net assets	(687)	4	226	22
Net assets at December 31, 2006	2,502	4	257	22
Increase (decrease) in net assets
Operations:
Net investment income (loss)	13	-	5	-
Total realized gain (loss) on investments
and capital gains distributions	268	-	37	-
Net unrealized appreciation (depreciation)
of investments	(206)	-	(10)	2
Net increase (decrease) in net assets from operations	75	-	32	2
Changes from principal transactions:
Premiums	76	1	258	45
Surrenders and withdrawals	(478)	(4)	(1)	(1)
Policy loans	(1)	-	-	-
Annuity payments	-	-	-	-
Death benefits	(3)	-	-	-
Transfers between Divisions
(including fixed account), net	(2,170)	(1)	38	2
Contract charges	(1)	-	-	-
Increase (decrease) in net assets derived from
principal transactions	(2,577)	(4)	295	46
Total increase (decrease) in net assets	(2,502)	(4)	327	48
Net assets at December 31, 2007	$ -	$ -	$ 584	$ 70

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

			ING Legg	ING Legg
			Mason Partners	Mason Partners
	ING JPMorgan	ING JPMorgan	Aggressive	Aggressive
	Mid Cap Value	Mid Cap Value	Growth	Growth
	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Initial Class	Service Class	Initial Class	Service Class
Net assets at January 1, 2006	$ 5,151	$ 10	$ 9	$ -
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(76)	-	(278)	-
Total realized gain (loss) on investments
and capital gains distributions	140	-	(97)	-
Net unrealized appreciation (depreciation)
of investments	712	5	1,089	1
Net increase (decrease) in net assets from operations	776	5	714	1
Changes from principal transactions:
Premiums	786	53	1,203	7
Surrenders and withdrawals	(544)	-	(3,746)	2
Policy loans	(34)	-	(72)	-
Annuity payments	-	-	-	-
Death benefits	(1)	-	(31)	-
Transfers between Divisions
(including fixed account), net	(108)	16	30,399	-
Contract charges	(2)	-	(10)	-
Increase (decrease) in net assets derived from
principal transactions	97	69	27,743	9
Total increase (decrease) in net assets	873	74	28,457	10
Net assets at December 31, 2006	6,024	84	28,466	10
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(43)	(1)	(364)	-
Total realized gain (loss) on investments
and capital gains distributions	579	6	302	1
Net unrealized appreciation (depreciation)
of investments	(472)	(7)	(580)	(1)
Net increase (decrease) in net assets from operations	64	(2)	(642)	-
Changes from principal transactions:
Premiums	881	65	1,439	4
Surrenders and withdrawals	(854)	-	(4,507)	-
Policy loans	(45)	-	(52)	-
Annuity payments	-	-	-	-
Death benefits	(3)	-	(56)	-
Transfers between Divisions
(including fixed account), net	191	27	(1,744)	(5)
Contract charges	(1)	-	(5)	-
Increase (decrease) in net assets derived from
principal transactions	169	92	(4,925)	(1)
Total increase (decrease) in net assets	233	90	(5,567)	(1)
Net assets at December 31, 2007	$ 6,257	$ 174	$ 22,899	$ 9

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

	ING Legg	ING Legg
	Mason Partners	Mason Partners	ING Neuberger
	Large Cap	Large Cap	Berman	ING OpCap
	Growth	Growth	Partners	Balanced Value
	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Initial Class	Service Class	Initial Class	Initial Class
Net assets at January 1, 2006	$ 64	$ -	$ -	$ 49
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1)	-	(188)	-
Total realized gain (loss) on investments
and capital gains distributions	1	-	(128)	3
Net unrealized appreciation (depreciation)
of investments	3	-	998	9
Net increase (decrease) in net assets from operations	3	-	682	12
Changes from principal transactions:
Premiums	17	-	779	4
Surrenders and withdrawals	3	-	(2,075)	(5)
Policy loans	1	-	(54)	-
Annuity payments	-	-	-	-
Death benefits	-	-	(6)	-
Transfers between Divisions
(including fixed account), net	2	-	20,586	106
Contract charges	-	-	(3)	-
Increase (decrease) in net assets derived from
principal transactions	23	-	19,227	105
Total increase (decrease) in net assets	26	-	19,909	117
Net assets at December 31, 2006	90	-	19,909	166
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(2)	-	(202)	1
Total realized gain (loss) on investments
and capital gains distributions	10	-	1,209	20
Net unrealized appreciation (depreciation)
of investments	(6)	-	295	(27)
Net increase (decrease) in net assets from operations	2	-	1,302	(6)
Changes from principal transactions:
Premiums	14	-	960	19
Surrenders and withdrawals	(45)	-	(4,461)	(33)
Policy loans	3	-	(43)	(4)
Annuity payments	-	-	-	-
Death benefits	-	-	(5)	-
Transfers between Divisions
(including fixed account), net	65	-	(1,194)	9
Contract charges	-	-	(2)	-
Increase (decrease) in net assets derived from
principal transactions	37	-	(4,745)	(9)
Total increase (decrease) in net assets	39	-	(3,443)	(15)
Net assets at December 31, 2007	$ 129	$ -	$ 16,466	$ 151

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

				ING
				Oppenheimer
	ING OpCap	ING	ING	Strategic
	Balanced Value	Oppenheimer	Oppenheimer	Income
	Portfolio -	Global Portfolio	Global Portfolio	Portfolio -
	Service Class	- Initial Class	- Service Class	Service Class
Net assets at January 1, 2006	$ -	$ 53,203	$ 5	$ -
Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	(780)	(1)	(1)
Total realized gain (loss) on investments
and capital gains distributions	-	1,600	1	-
Net unrealized appreciation (depreciation)
of investments	-	7,741	23	7
Net increase (decrease) in net assets from operations	-	8,561	23	6
Changes from principal transactions:
Premiums	1	3,895	162	107
Surrenders and withdrawals	-	(8,149)	(8)	(3)
Policy loans	-	(115)	-	-
Annuity payments	-	(2)	-	-
Death benefits	-	(271)	-	-
Transfers between Divisions
(including fixed account), net	1	5,594	41	37
Contract charges	-	(21)	-	-
Increase (decrease) in net assets derived from
principal transactions	2	931	195	141
Total increase (decrease) in net assets	2	9,492	218	147
Net assets at December 31, 2006	2	62,695	223	147
Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	(211)	(1)	7
Total realized gain (loss) on investments
and capital gains distributions	-	5,312	17	1
Net unrealized appreciation (depreciation)
of investments	-	(1,901)	(6)	8
Net increase (decrease) in net assets from operations	-	3,200	10	16
Changes from principal transactions:
Premiums	2	3,715	49	128
Surrenders and withdrawals	-	(9,547)	(33)	(16)
Policy loans	-	(171)	(3)	-
Annuity payments	-	-	-	-
Death benefits	-	(200)	-	-
Transfers between Divisions
(including fixed account), net	(2)	(1,852)	(24)	57
Contract charges	-	(10)	-	-
Increase (decrease) in net assets derived from
principal transactions	-	(8,065)	(11)	169
Total increase (decrease) in net assets	-	(4,865)	(1)	185
Net assets at December 31, 2007	$ 2	$ 57,830	$ 222	$ 332

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

	ING PIMCO	ING PIMCO	ING Pioneer
	Total Return	Total Return	High Yield	ING Solution
	Portfolio -	Portfolio -	Portfolio -	2015 Portfolio -
	Initial Class	Service Class	Initial Class	Initial Class
Net assets at January 1, 2006	$ 3,123	$ 1	$ -	$ -
Increase (decrease) in net assets
Operations:
Net investment income (loss)	16	-	36	-
Total realized gain (loss) on investments
and capital gains distributions	2	-	36	-
Net unrealized appreciation (depreciation)
of investments	78	-	4	-
Net increase (decrease) in net assets from operations	96	-	76	-
Changes from principal transactions:
Premiums	464	41	37	-
Surrenders and withdrawals	(928)	2	(1,527)	-
Policy loans	(3)	-	1	-
Annuity payments	-	-	-	-
Death benefits	(1)	-	-	-
Transfers between Divisions
(including fixed account), net	746	(2)	1,620	-
Contract charges	(1)	-	-	-
Increase (decrease) in net assets derived from
principal transactions	277	41	131	-
Total increase (decrease) in net assets	373	41	207	-
Net assets at December 31, 2006	3,496	42	207	-
Increase (decrease) in net assets
Operations:
Net investment income (loss)	67	1	19	-
Total realized gain (loss) on investments
and capital gains distributions	47	-	7	-
Net unrealized appreciation (depreciation)
of investments	142	3	(17)	-
Net increase (decrease) in net assets from operations	256	4	9	-
Changes from principal transactions:
Premiums	403	30	405	-
Surrenders and withdrawals	(951)	(1)	(335)	-
Policy loans	(18)	(4)	(1)	-
Annuity payments	-	-	-	-
Death benefits	(1)	-	-	-
Transfers between Divisions
(including fixed account), net	232	1	578	20
Contract charges	(1)	-	-	-
Increase (decrease) in net assets derived from
principal transactions	(336)	26	647	20
Total increase (decrease) in net assets	(80)	30	656	20
Net assets at December 31, 2007	$ 3,416	$ 72	$ 863	$ 20

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

	ING Solution	ING Solution	ING Solution	ING Solution
	2015 Portfolio -	2025 Portfolio -	2035 Portfolio -	2045 Portfolio -
	Service Class	Service Class	Service Class	Initial Class
Net assets at January 1, 2006	$ -	$ 3	$ -	$ -
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1)	(3)	-	-
Total realized gain (loss) on investments
and capital gains distributions	-	2	-	-
Net unrealized appreciation (depreciation)
of investments	5	56	-	-
Net increase (decrease) in net assets from operations	4	55	-	-
Changes from principal transactions:
Premiums	47	508	-	-
Surrenders and withdrawals	20	28	-	-
Policy loans	-	-	-	-
Annuity payments	-	-	-	-
Death benefits	-	-	-	-
Transfers between Divisions
(including fixed account), net	2	(1)	-	-
Contract charges	-	-	-	-
Increase (decrease) in net assets derived from
principal transactions	69	535	-	-
Total increase (decrease) in net assets	73	590	-	-
Net assets at December 31, 2006	73	593	-	-
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1)	(7)	-	-
Total realized gain (loss) on investments
and capital gains distributions	-	8	-	-
Net unrealized appreciation (depreciation)
of investments	3	17	-	-
Net increase (decrease) in net assets from operations	2	18	-	-
Changes from principal transactions:
Premiums	12	26	39	-
Surrenders and withdrawals	-	(23)	-	-
Policy loans	(1)	(4)	-	-
Annuity payments	-	-	-	-
Death benefits	-	-	-	-
Transfers between Divisions
(including fixed account), net	1	(2)	(1)	2
Contract charges	-	-	-	-
Increase (decrease) in net assets derived from
principal transactions	12	(3)	38	2
Total increase (decrease) in net assets	14	15	38	2
Net assets at December 31, 2007	$ 87	$ 608	$ 38	$ 2

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

			ING T. Rowe	ING T. Rowe
			Price	Price
		ING Solution	Diversified Mid	Diversified Mid
	ING Solution	Income	Cap Growth	Cap Growth
	2045 Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Service Class	Service Class	Initial Class	Service Class
Net assets at January 1, 2006	$ -	$ -	$ 33,867	$ 4
Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	-	(782)	-
Total realized gain (loss) on investments
and capital gains distributions	-	-	2,871	-
Net unrealized appreciation (depreciation)
of investments	-	-	245	1
Net increase (decrease) in net assets from operations	-	-	2,334	1
Changes from principal transactions:
Premiums	-	3	3,833	12
Surrenders and withdrawals	-	-	(7,858)	-
Policy loans	-	-	(100)	-
Annuity payments	-	-	(1)	-
Death benefits	-	-	(169)	-
Transfers between Divisions
(including fixed account), net	-	3	33,349	(7)
Contract charges	-	-	(32)	-
Increase (decrease) in net assets derived from
principal transactions	-	6	29,022	5
Total increase (decrease) in net assets	-	6	31,356	6
Net assets at December 31, 2006	-	6	65,223	10
Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	-	(792)	-
Total realized gain (loss) on investments
and capital gains distributions	-	-	8,184	2
Net unrealized appreciation (depreciation)
of investments	-	-	(13)	(1)
Net increase (decrease) in net assets from operations	-	-	7,379	1
Changes from principal transactions:
Premiums	1	9	3,909	10
Surrenders and withdrawals	-	-	(9,735)	(6)
Policy loans	-	-	(120)	-
Annuity payments	-	-	-	-
Death benefits	-	-	(137)	-
Transfers between Divisions
(including fixed account), net	-	1	(3,906)	(2)
Contract charges	-	-	(23)	-
Increase (decrease) in net assets derived from
principal transactions	1	10	(10,012)	2
Total increase (decrease) in net assets	1	10	(2,633)	3
Net assets at December 31, 2007	$ 1	$ 16	$ 62,590	$ 13

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

		ING T. Rowe
	ING T. Rowe	Price Growth		ING UBS U.S.
	Price Growth	Equity	ING Thornburg	Large Cap
	Equity Portfolio	Portfolio -	Value Portfolio	Equity Portfolio
	- Initial Class	Service Class	- Service Class	- Initial Class
Net assets at January 1, 2006	$ 2,488	$ 6	$ -	$ 17
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(32)	-	-	(8)
Total realized gain (loss) on investments
and capital gains distributions	67	-	-	(13)
Net unrealized appreciation (depreciation)
of investments	289	1	-	471
Net increase (decrease) in net assets from operations	324	1	-	450
Changes from principal transactions:
Premiums	534	6	-	286
Surrenders and withdrawals	(252)	-	-	(747)
Policy loans	(6)	-	-	(13)
Annuity payments	(8)	-	-	-
Death benefits	-	-	-	(11)
Transfers between Divisions
(including fixed account), net	75	2	-	5,787
Contract charges	(2)	-	-	(1)
Increase (decrease) in net assets derived from
principal transactions	341	8	-	5,301
Total increase (decrease) in net assets	665	9	-	5,751
Net assets at December 31, 2006	3,153	15	-	5,768
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(31)	-	-	(39)
Total realized gain (loss) on investments
and capital gains distributions	290	2	-	153
Net unrealized appreciation (depreciation)
of investments	7	-	-	(87)
Net increase (decrease) in net assets from operations	266	2	-	27
Changes from principal transactions:
Premiums	526	13	1	373
Surrenders and withdrawals	(314)	-	1	(1,045)
Policy loans	(16)	-	-	(43)
Annuity payments	-	-	-	-
Death benefits	-	-	-	(2)
Transfers between Divisions
(including fixed account), net	(4)	3	-	(154)
Contract charges	(1)	-	-	-
Increase (decrease) in net assets derived from
principal transactions	191	16	2	(871)
Total increase (decrease) in net assets	457	18	2	(844)
Net assets at December 31, 2007	$ 3,610	$ 33	$ 2	$ 4,924

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

	ING UBS U.S.	ING Van	ING Van	ING Van
	Large Cap	Kampen	Kampen	Kampen Equity
	Equity	Comstock	Comstock	and Income
	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Service Class	Initial Class	Service Class	Initial Class
Net assets at January 1, 2006	$ -	$ 4,389	$ 1	$ 313
Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	(21)	(1)	153
Total realized gain (loss) on investments
and capital gains distributions	-	338	3	531
Net unrealized appreciation (depreciation)
of investments	-	374	4	457
Net increase (decrease) in net assets from operations	-	691	6	1,141
Changes from principal transactions:
Premiums	-	911	60	645
Surrenders and withdrawals	-	(658)	(2)	(1,735)
Policy loans	-	(36)	-	(4)
Annuity payments	-	-	-	-
Death benefits	-	(1)	-	(87)
Transfers between Divisions
(including fixed account), net	-	437	8	15,655
Contract charges	-	(2)	-	(2)
Increase (decrease) in net assets derived from
principal transactions	-	651	66	14,472
Total increase (decrease) in net assets	-	1,342	72	15,613
Net assets at December 31, 2006	-	5,731	73	15,926
Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	5	-	150
Total realized gain (loss) on investments
and capital gains distributions	-	329	4	538
Net unrealized appreciation (depreciation)
of investments	-	(508)	(13)	(330)
Net increase (decrease) in net assets from operations	-	(174)	(9)	358
Changes from principal transactions:
Premiums	2	806	70	852
Surrenders and withdrawals	3	(779)	(3)	(3,495)
Policy loans	-	(17)	(1)	2
Annuity payments	-	-	-	-
Death benefits	-	(2)	-	(43)
Transfers between Divisions
(including fixed account), net	4	(430)	54	(159)
Contract charges	-	(1)	-	(2)
Increase (decrease) in net assets derived from
principal transactions	9	(423)	120	(2,845)
Total increase (decrease) in net assets	9	(597)	111	(2,487)
Net assets at December 31, 2007	$ 9	$ 5,134	$ 184	$ 13,439

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

	ING Van		ING VP
	Kampen Equity	ING VP Strategic	Strategic	ING VP Strategic
	Portfolio -	Conservative	Growth Portfolio	Moderate
	Service Class	Portfolio - Class I	- Class I	Portfolio - Class I
Net assets at January 1, 2006	$ 14	$ 400	$ 728	$ 1,250
Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	3	(3)	(2)
Total realized gain (loss) on investments
and capital gains distributions	1	23	62	138
Net unrealized appreciation (depreciation)
of investments	7	21	72	54
Net increase (decrease) in net assets from operations	8	47	131	190
Changes from principal transactions:
Premiums	89	110	499	453
Surrenders and withdrawals	(1)	(22)	(248)	(1,349)
Policy loans	-	-	(19)	(36)
Annuity payments	-	-	-	-
Death benefits	-	-	-	(5)
Transfers between Divisions
(including fixed account), net	33	293	251	1,299
Contract charges	-	-	(1)	-
Increase (decrease) in net assets derived from
principal transactions	121	381	482	362
Total increase (decrease) in net assets	129	428	613	552
Net assets at December 31, 2006	143	828	1,341	1,802
Increase (decrease) in net assets
Operations:
Net investment income (loss)	1	15	1	12
Total realized gain (loss) on investments
and capital gains distributions	7	42	121	94
Net unrealized appreciation (depreciation)
of investments	(5)	(13)	(75)	(28)
Net increase (decrease) in net assets from operations	3	44	47	78
Changes from principal transactions:
Premiums	44	227	945	629
Surrenders and withdrawals	(8)	(144)	(115)	(215)
Policy loans	-	(8)	(65)	(63)
Annuity payments	-	-	-	-
Death benefits	-	-	-	(2)
Transfers between Divisions
(including fixed account), net	(2)	643	361	792
Contract charges	-	-	(3)	(2)
Increase (decrease) in net assets derived from
principal transactions	34	718	1,123	1,139
Total increase (decrease) in net assets	37	762	1,170	1,217
Net assets at December 31, 2007	$ 180	$ 1,590	$ 2,511	$ 3,019

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

	ING VP	ING VP Global
	Growth and	Science and	ING VP	ING VP Index
	Income	Technology	Growth	Plus LargeCap
	Portfolio - Class	Portfolio - Class	Portfolio - Class	Portfolio - Class
	I	I	I	I
Net assets at January 1, 2006	$ -	$ 81	$ -	$ 1,828
Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	(3)	-	(31)
Total realized gain (loss) on investments
and capital gains distributions	-	3	-	67
Net unrealized appreciation (depreciation)
of investments	-	4	-	396
Net increase (decrease) in net assets from operations	-	4	-	432
Changes from principal transactions:
Premiums	-	48	-	441
Surrenders and withdrawals	-	(9)	-	(328)
Policy loans	-	(2)	-	(44)
Annuity payments	-	-	-	-
Death benefits	-	-	-	(9)
Transfers between Divisions
(including fixed account), net	-	93	-	2,349
Contract charges	-	-	-	(1)
Increase (decrease) in net assets derived from
principal transactions	-	130	-	2,408
Total increase (decrease) in net assets	-	134	-	2,840
Net assets at December 31, 2006	-	215	-	4,668
Increase (decrease) in net assets
Operations:
Net investment income (loss)	26	(3)	-	(6)
Total realized gain (loss) on investments
and capital gains distributions	-	12	-	198
Net unrealized appreciation (depreciation)
of investments	2	27	1	(26)
Net increase (decrease) in net assets from operations	28	36	1	166
Changes from principal transactions:
Premiums	19	68	8	502
Surrenders and withdrawals	(9)	(9)	3	(747)
Policy loans	(2)	(4)	-	(3)
Annuity payments	-	-	-	-
Death benefits	-	-	-	-
Transfers between Divisions
(including fixed account), net	2,069	58	1	(245)
Contract charges	-	-	-	(1)
Increase (decrease) in net assets derived from
principal transactions	2,077	113	12	(494)
Total increase (decrease) in net assets	2,105	149	13	(328)
Net assets at December 31, 2007	$ 2,105	$ 364	$ 13	$ 4,340

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

	ING VP Index	ING VP Index	ING VP	ING VP Small
	Plus MidCap	Plus SmallCap	International	Company
	Portfolio - Class	Portfolio - Class	Equity Portfolio	Portfolio - Class
	I	I	- Class I	I
Net assets at January 1, 2006	$ 8,100	$ 6,103	$ -	$ -
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(79)	(79)	-	-
Total realized gain (loss) on investments
and capital gains distributions	827	524	-	-
Net unrealized appreciation (depreciation)
of investments	(96)	354	1	1
Net increase (decrease) in net assets from operations	652	799	1	1
Changes from principal transactions:
Premiums	1,173	702	8	18
Surrenders and withdrawals	(1,290)	(992)	5	1
Policy loans	(31)	(2)	-	-
Annuity payments	-	-	-	-
Death benefits	(15)	(14)	-	-
Transfers between Divisions
(including fixed account), net	1,767	1,824	2	-
Contract charges	(2)	(1)	-	-
Increase (decrease) in net assets derived from
principal transactions	1,602	1,517	15	19
Total increase (decrease) in net assets	2,254	2,316	16	20
Net assets at December 31, 2006	10,354	8,419	16	20
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(67)	(71)	1	-
Total realized gain (loss) on investments
and capital gains distributions	911	867	2	3
Net unrealized appreciation (depreciation)
of investments	(387)	(1,272)	(1)	(3)
Net increase (decrease) in net assets from operations	457	(476)	2	-
Changes from principal transactions:
Premiums	1,024	601	10	14
Surrenders and withdrawals	(2,569)	(2,108)	-	-
Policy loans	(12)	(6)	-	-
Annuity payments	-	-	-	-
Death benefits	(15)	(14)	-	-
Transfers between Divisions
(including fixed account), net	(229)	(502)	(28)	1
Contract charges	(2)	(1)	-	-
Increase (decrease) in net assets derived from
principal transactions	(1,803)	(2,030)	(18)	15
Total increase (decrease) in net assets	(1,346)	(2,506)	(16)	15
Net assets at December 31, 2007	$ 9,008	$ 5,913	$ -	$ 35

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

		ING VP
	ING VP Value	Financial	ING VP High	ING VP
	Opportunity	Services	Yield Bond	International
	Portfolio - Class	Portfolio - Class	Portfolio - Class	Value Portfolio
	I	I	I	- Class I
Net assets at January 1, 2006	$ 1,080	$ 90	$ 5,480	$ 26,789
Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	-	297	280
Total realized gain (loss) on investments
and capital gains distributions	9	6	(27)	3,000
Net unrealized appreciation (depreciation)
of investments	140	18	146	3,442
Net increase (decrease) in net assets from operations	149	24	416	6,722
Changes from principal transactions:
Premiums	117	31	415	1,846
Surrenders and withdrawals	(169)	(18)	(1,075)	(4,857)
Policy loans	(13)	-	(30)	(84)
Annuity payments	-	-	-	-
Death benefits	-	-	(12)	(92)
Transfers between Divisions
(including fixed account), net	(15)	180	631	(2,237)
Contract charges	-	-	-	(7)
Increase (decrease) in net assets derived from
principal transactions	(80)	193	(71)	(5,431)
Total increase (decrease) in net assets	69	217	345	1,291
Net assets at December 31, 2006	1,149	307	5,825	28,080
Increase (decrease) in net assets
Operations:
Net investment income (loss)	2	1	317	95
Total realized gain (loss) on investments
and capital gains distributions	27	24	23	5,647
Net unrealized appreciation (depreciation)
of investments	(11)	(62)	(291)	(2,620)
Net increase (decrease) in net assets from operations	18	(37)	49	3,122
Changes from principal transactions:
Premiums	78	56	352	1,700
Surrenders and withdrawals	(135)	(6)	(721)	(6,074)
Policy loans	(4)	(2)	(9)	(66)
Annuity payments	-	-	-	-
Death benefits	-	-	(5)	(52)
Transfers between Divisions
(including fixed account), net	(57)	(99)	(993)	(142)
Contract charges	-	-	1	(3)
Increase (decrease) in net assets derived from
principal transactions	(118)	(51)	(1,375)	(4,637)
Total increase (decrease) in net assets	(100)	(88)	(1,326)	(1,515)
Net assets at December 31, 2007	$ 1,049	$ 219	$ 4,499	$ 26,565

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

	ING VP		ING VP
	MidCap		SmallCap	ING VP
	Opportunities	ING VP Real	Opportunities	Balanced
	Portfolio - Class	Estate Portfolio	Portfolio - Class	Portfolio - Class
	I	- Class I	I	I
Net assets at January 1, 2006	$ 36,845	$ 2,413	$ 20,948	$ 32
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(506)	39	(290)	(14)
Total realized gain (loss) on investments
and capital gains distributions	1,224	702	1,718	1
Net unrealized appreciation (depreciation)
of investments	1,481	323	733	87
Net increase (decrease) in net assets from operations	2,199	1,064	2,161	74
Changes from principal transactions:
Premiums	2,419	591	1,376	30
Surrenders and withdrawals	(5,584)	(519)	(3,157)	(171)
Policy loans	(72)	(32)	(49)	(2)
Annuity payments	-	-	-	-
Death benefits	(44)	-	(45)	(12)
Transfers between Divisions
(including fixed account), net	(2,002)	1,434	(1,376)	1,633
Contract charges	(16)	(1)	(12)	(1)
Increase (decrease) in net assets derived from
principal transactions	(5,299)	1,473	(3,263)	1,477
Total increase (decrease) in net assets	(3,100)	2,537	(1,102)	1,551
Net assets at December 31, 2006	33,745	4,950	19,846	1,583
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(472)	64	(277)	20
Total realized gain (loss) on investments
and capital gains distributions	2,356	317	1,918	75
Net unrealized appreciation (depreciation)
of investments	5,362	(1,381)	46	(34)
Net increase (decrease) in net assets from operations	7,246	(1,000)	1,687	61
Changes from principal transactions:
Premiums	1,656	775	1,172	55
Surrenders and withdrawals	(6,926)	(1,055)	(3,143)	(317)
Policy loans	(70)	(30)	(52)	(3)
Annuity payments	-	-	-	-
Death benefits	(127)	-	(60)	-
Transfers between Divisions
(including fixed account), net	(1,836)	(179)	(1,094)	(37)
Contract charges	(7)	(2)	(7)	(1)
Increase (decrease) in net assets derived from
principal transactions	(7,310)	(491)	(3,184)	(303)
Total increase (decrease) in net assets	(64)	(1,491)	(1,497)	(242)
Net assets at December 31, 2007	$ 33,681	$ 3,459	$ 18,349	$ 1,341

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

				Lord Abbett
				Series Fund -
	ING VP	ING VP Money	ING VP	Growth and
	Intermediate	Market	Natural	Income
	Bond Portfolio -	Portfolio - Class	Resources	Portfolio - Class
	Class I	I	Trust	VC
Net assets at January 1, 2006	$ 24	$ -	$ 5,322	$ 137
Increase (decrease) in net assets
Operations:
Net investment income (loss)	25	(2)	(102)	4
Total realized gain (loss) on investments
and capital gains distributions	-	4	1,252	27
Net unrealized appreciation (depreciation)
of investments	(4)	4	(88)	23
Net increase (decrease) in net assets from operations	21	6	1,062	54
Changes from principal transactions:
Premiums	157	1,138	933	84
Surrenders and withdrawals	(12)	14	(1,124)	(45)
Policy loans	(5)	(16)	(19)	(22)
Annuity payments	-	-	-	-
Death benefits	-	-	-	-
Transfers between Divisions
(including fixed account), net	577	(903)	2,120	563
Contract charges	-	-	(3)	-
Increase (decrease) in net assets derived from
principal transactions	717	233	1,907	580
Total increase (decrease) in net assets	738	239	2,969	634
Net assets at December 31, 2006	762	239	8,291	771
Increase (decrease) in net assets
Operations:
Net investment income (loss)	37	6	10	(6)
Total realized gain (loss) on investments
and capital gains distributions	6	1	(47)	35
Net unrealized appreciation (depreciation)
of investments	11	(1)	(424)	(16)
Net increase (decrease) in net assets from operations	54	6	(461)	13
Changes from principal transactions:
Premiums	262	420	29	58
Surrenders and withdrawals	(106)	(2)	(70)	(133)
Policy loans	(22)	16	(1)	6
Annuity payments	-	-	-	-
Death benefits	(4)	-	-	-
Transfers between Divisions
(including fixed account), net	490	(516)	(7,788)	(715)
Contract charges	(1)	-	-	-
Increase (decrease) in net assets derived from
principal transactions	619	(82)	(7,830)	(784)
Total increase (decrease) in net assets	673	(76)	(8,291)	(771)
Net assets at December 31, 2007	$ 1,435	$ 163	$ -	$ -

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

		Neuberger
	Lord Abbett	Berman AMT		PIMCO Real
	Series Fund -	Socially	Oppenheimer	Return
	Mid-Cap Value	Responsive	Main Street	Portfolio -
	Portfolio - Class	Portfolio® -	Small Cap	Administrative
	VC	Class I	Fund®/VA	Class
Net assets at January 1, 2006	$ 449	$ 3,252	$ 3	$ 1,839
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(6)	(40)	(1)	50
Total realized gain (loss) on investments
and capital gains distributions	88	223	-	12
Net unrealized appreciation (depreciation)
of investments	19	188	7	(71)
Net increase (decrease) in net assets from operations	101	371	6	(9)
Changes from principal transactions:
Premiums	195	381	77	248
Surrenders and withdrawals	(40)	(415)	(5)	(338)
Policy loans	(2)	22	-	(3)
Annuity payments	-	-	-	-
Death benefits	-	(2)	-	-
Transfers between Divisions
(including fixed account), net	480	(192)	25	(204)
Contract charges	-	(1)	-	(1)
Increase (decrease) in net assets derived from
principal transactions	633	(207)	97	(298)
Total increase (decrease) in net assets	734	164	103	(307)
Net assets at December 31, 2006	1,183	3,416	106	1,532
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(13)	(50)	(2)	54
Total realized gain (loss) on investments
and capital gains distributions	185	205	6	(31)
Net unrealized appreciation (depreciation)
of investments	(197)	61	(8)	123
Net increase (decrease) in net assets from operations	(25)	216	(4)	146
Changes from principal transactions:
Premiums	238	358	19	223
Surrenders and withdrawals	(175)	(332)	(17)	(263)
Policy loans	(15)	(23)	(1)	2
Annuity payments	-	-	-	-
Death benefits	-	(6)	-	-
Transfers between Divisions
(including fixed account), net	90	243	5	268
Contract charges	(1)	(1)	-	-
Increase (decrease) in net assets derived from
principal transactions	137	239	6	230
Total increase (decrease) in net assets	112	455	2	376
Net assets at December 31, 2007	$ 1,295	$ 3,871	$ 108	$ 1,908

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

	Pioneer Equity	Pioneer High
	Income VCT	Yield VCT		Wanger U.S.
	Portfolio - Class	Portfolio - Class		Smaller
	I	I	Wanger Select	Companies
Net assets at January 1, 2006	$ 48	$ 981	$ 1,352	$ 1,313
Increase (decrease) in net assets
Operations:
Net investment income (loss)	7	46	(19)	(20)
Total realized gain (loss) on investments
and capital gains distributions	3	10	82	102
Net unrealized appreciation (depreciation)
of investments	65	25	272	15
Net increase (decrease) in net assets from operations	75	81	335	97
Changes from principal transactions:
Premiums	156	213	272	438
Surrenders and withdrawals	(6)	(131)	(289)	(238)
Policy loans	(3)	(2)	(8)	(5)
Annuity payments	-	-	-	-
Death benefits	-	-	(1)	-
Transfers between Divisions
(including fixed account), net	807	209	980	156
Contract charges	-	-	-	(1)
Increase (decrease) in net assets derived from
principal transactions	954	289	954	350
Total increase (decrease) in net assets	1,029	370	1,289	447
Net assets at December 31, 2006	1,077	1,351	2,641	1,760
Increase (decrease) in net assets
Operations:
Net investment income (loss)	7	53	(48)	(27)
Total realized gain (loss) on investments
and capital gains distributions	54	18	337	164
Net unrealized appreciation (depreciation)
of investments	(65)	(12)	(122)	(70)
Net increase (decrease) in net assets from operations	(4)	59	167	67
Changes from principal transactions:
Premiums	132	198	699	450
Surrenders and withdrawals	(100)	(186)	(813)	(324)
Policy loans	3	(1)	(24)	(13)
Annuity payments	-	-	-	-
Death benefits	-	-	-	(7)
Transfers between Divisions
(including fixed account), net	(1,108)	(81)	986	(55)
Contract charges	-	-	(1)	(1)
Increase (decrease) in net assets derived from
principal transactions	(1,073)	(70)	847	50
Total increase (decrease) in net assets	(1,077)	(11)	1,014	117
Net assets at December 31, 2007	$ -	$ 1,340	$ 3,655	$ 1,877

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

1.	Organization

ReliaStar Life Insurance Company Separate Account N (the “Account”), formerly
Northern Life Separate Account One, was established by Northern Life Insurance
Company (“Northern Life”) to support the operations of variable annuity contracts
(“Contracts”). In 2002, Northern Life merged with ReliaStar Life Insurance Company
(“ReliaStar Life” or the “Company”). The Company is an indirect wholly owned subsidiary of ING America Insurance Holding Inc. (“ING AIH”). ING AIH is an indirect wholly owned subsidiary of ING Groep, N.V., a global financial services holding company based in The Netherlands.

The Account is registered as a unit investment trust with the Securities and Exchange
Commission under the Investment Company Act of 1940, as amended. ReliaStar Life provides for variable accumulation and benefits under the Contracts by crediting annuity considerations to one or more divisions within the Account or a fixed account, which is not part of the Account, as directed by the contractowners. The portion of the Account’s assets applicable to Contracts will not be charged with liabilities arising out of any other business ReliaStar Life may conduct, but obligations of the Account, including the promise to make benefit payments, are obligations of ReliaStar Life. The assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of ReliaStar Life.

At December 31, 2007, the Account had 116 investment divisions (the “Divisions”), 16 of which invest in an independently managed mutual fund portfolio and 100 of which invest in a mutual fund portfolio advised by affiliates, either ING Investments, LLC
(“IIL”) or Directed Services LLC (“DSL”). The assets in each Division are invested in shares of a designated mutual fund (“Fund”) of various investment trusts (the “Trusts”).
Investment Divisions with asset balances at December 31, 2007, and related Trusts are as follows:

American Funds Insurance Series:
      American Funds Insurance Series® Growth Fund -
          Class 2**
     American Funds Insurance Series® Growth-Income
          Fund - Class 2**
     American Funds Insurance Series® International Fund
          - Class 2**
Fidelity® Variable Insurance Products:
     Fidelity® VIP Equity-Income Portfolio - Initial Class
     Fidelity® Variable Insurance Products II:
     Fidelity® VIP Contrafund® Portfolio - Initial Class
     Fidelity® VIP Index 500 Portfolio - Initial Class
Fidelity® Variable Insurance Products V:
     Fidelity® VIP Investment Grade Bond Portfolio -
          Initial Class
     Fidelity® VIP Money Market Portfolio - Initial Class
Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Value Securities Fund - Class 2	ING Investors Trust:
     ING AllianceBernstein Mid Cap Growth Portfolio -
          Service Class
     ING BlackRock Large Cap Growth Portfolio -
          Institutional Class**
     ING BlackRock Large Cap Growth Portfolio - Service
          Class**
     ING BlackRock Large Cap Growth Portfolio - Service
          2 Class*
     ING FMRSM Diversified Mid Cap Portfolio -
          Institutional Class*
     ING FMRSM Diversified Mid Cap Portfolio - Service
          Class
     ING FMRSM Large Cap Growth Portfolio -
          Institutional Class
     ING Global Resources Portfolio - Service Class**
     ING JPMorgan Emerging Markets Equity Portfolio -
          Service Class
     ING JPMorgan Small Cap Core Equity Portfolio -
Institutional Class

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

ING Investors Trust (continued):
      ING Julius Baer Foreign Portfolio - Service Class
      ING Julius Baer Foreign Portfolio - Service 2 Class
      ING Legg Mason Value Portfolio - Institutional Class
      ING Legg Mason Value Portfolio - Service 2 Class*
      ING Limited Maturity Bond Portfolio - Service Class
      ING Liquid Assets Portfolio - Institutional Class
      ING Lord Abbett Affiliated Portfolio - Institutional
            Class*
      ING Marsico Growth Portfolio - Service Class
      ING Marsico Growth Portfolio - Service 2 Class
      ING Marsico International Opportunities Portfolio -
            Institutional Class
      ING MFS Total Return Portfolio - Service Class
      ING MFS Total Return Portfolio - Service 2 Class*
      ING Pioneer Equity Income Portfolio - Institutional
            Class**
      ING Pioneer Fund Portfolio - Service Class
      ING Pioneer Mid Cap Value Portfolio - Service Class
      ING Stock Index Portfolio - Institutional Class
      ING T. Rowe Price Capital Appreciation Portfolio -
            Service Class
      ING T. Rowe Price Equity Income Portfolio - Service
            Class
      ING T. Rowe Price Equity Income Portfolio - Service
            2 Class
      ING Van Kampen Growth and Income Portfolio -
            Service Class
      ING Van Kampen Growth and Income Portfolio -
            Service 2 Class*
      ING VP Index Plus International Equity Portfolio -
            Institutional Class**
      ING VP Index Plus International Equity Portfolio -
            Service Class*
ING Partners, Inc.:
      ING American Century Large Company Value
            Portfolio - Initial Class
      ING American Century Large Company Value
            Portfolio - Service Class*
      ING American Century Small-Mid Cap Value
            Portfolio - Initial Class
      ING American Century Small-Mid Cap Value
            Portfolio - Service Class
      ING Baron Small Cap Growth Portfolio - Initial Class
      ING Baron Small Cap Growth Portfolio - Service
            Class
      ING Davis New York Venture Portfolio - Initial Class
      ING Davis New York Venture Portfolio - Service
            Class*
      ING Fidelity® VIP Contrafund® Portfolio - Service
            Class
      ING Fidelity® VIP Equity-Income Portfolio - Service
            Class
      ING Fidelity® VIP Growth Portfolio - Service Class
      ING Fidelity® VIP Mid Cap Portfolio - Service Class
ING JPMorgan International Portfolio - Initial Class	ING Partners, Inc. (continued):
      ING JPMorgan International Portfolio - Service Class*
      ING JPMorgan Mid Cap Value Portfolio - Initial Class
      ING JPMorgan Mid Cap Value Portfolio - Service
            Class
      ING Legg Mason Partners Aggressive Growth
            Portfolio - Initial Class
      ING Legg Mason Partners Aggressive Growth
            Portfolio - Service Class*
      ING Legg Mason Partners Large Cap Growth Portfolio
            - Initial Class
      ING Legg Mason Partners Large Cap Growth Portfolio
            - Service Class**
      ING Neuberger Berman Partners Portfolio - Initial
            Class*
      ING OpCap Balanced Value Portfolio - Initial Class
      ING OpCap Balanced Value Portfolio - Service Class*
      ING Oppenheimer Global Portfolio - Initial Class
      ING Oppenheimer Global Portfolio - Service Class
      ING Oppenheimer Strategic Income Portfolio - Service
            Class*
      ING PIMCO Total Return Portfolio - Initial Class
      ING PIMCO Total Return Portfolio - Service Class
      ING Pioneer High Yield Portfolio - Initial Class*
      ING Solution 2015 Portfolio - Initial Class**
      ING Solution 2015 Portfolio - Service Class*
      ING Solution 2025 Portfolio - Service Class
      ING Solution 2035 Portfolio - Service Class
      ING Solution 2045 Portfolio - Initial Class**
      ING Solution 2045 Portfolio - Service Class
      ING Solution Income Portfolio - Service Class*
      ING T. Rowe Price Diversified Mid Cap Growth
            Portfolio - Initial Class
      ING T. Rowe Price Diversified Mid Cap Growth
            Portfolio - Service Class
      ING T. Rowe Price Growth Equity Portfolio - Initial
            Class
      ING T. Rowe Price Growth Equity Portfolio - Service
            Class
      ING Thornburg Value Portfolio - Service Class**
      ING UBS U.S. Large Cap Equity Portfolio - Initial
            Class
      ING UBS U.S. Large Cap Equity Portfolio - Service
            Class*
      ING Van Kampen Comstock Portfolio - Initial Class
      ING Van Kampen Comstock Portfolio - Service Class
      ING Van Kampen Equity and Income Portfolio - Initial
            Class
      ING Van Kampen Equity and Income Portfolio -
            Service Class
      ING Strategic Allocation Portfolios, Inc.:
      ING VP Strategic Allocation Conservative Portfolio -
            Class I
      ING VP Strategic Allocation Growth Portfolio - Class I
      ING VP Strategic Allocation Moderate Portfolio -
Class I

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

ING Variable Funds:
      ING VP Growth and Income Portfolio - Class I**
ING Variable Portfolios, Inc.:
      ING VP Global Science and Technology Portfolio -
            Class I
      ING VP Growth Portfolio - Class I**
      ING VP Index Plus LargeCap Portfolio - Class I
      ING VP Index Plus MidCap Portfolio - Class I
      ING VP Index Plus SmallCap Portfolio - Class I
      ING VP Small Company Portfolio - Class I
      ING VP Value Opportunity Portfolio - Class I
ING Variable Products Trust:
      ING VP Financial Services Portfolio - Class I
      ING VP High Yield Bond Portfolio - Class I
      ING VP International Value Portfolio - Class I
      ING VP MidCap Opportunities Portfolio - Class I
      ING VP Real Estate Portfolio - Class I
      ING VP SmallCap Opportunities Portfolio - Class I
ING VP Balanced Portfolio, Inc.:
      ING VP Balanced Portfolio - Class I
      ING VP Intermediate Bond Portfolio:
ING VP Intermediate Bond Portfolio - Class I	ING VP Money Market Portfolio:
      ING VP Money Market Portfolio - Class I*
Lord Abbett Series Fund, Inc.:
      Lord Abbett Series Fund - Mid-Cap Value Portfolio -
            Class VC
Neuberger Berman Advisers Management Trust:
      Neuberger Berman AMT Socially Responsive
            Portfolio® - Class I
Oppenheimer Variable Account Funds:
      Oppenheimer Main Street Small Cap Fund®/VA
PIMCO Variable Insurance Trust:
      PIMCO Real Return Portfolio - Administrative Class
Pioneer Variable Contracts Trust:
      Pioneer High Yield VCT Portfolio - Class I
Wanger Advisors Trust:
      Wanger Select
      Wanger U.S. Smaller Companies

*      Division became available in 2006
**    Division became available in 2007

The names of certain Divisions were changed during 2007. The following is a summary of current and former names for those Divisions and Trusts:

Current Name	Former Name
ING Partners, Inc.: ING Davis New York Venture Portfolio - Initial Class ING Davis New York Venture Portfolio - Service Class	ING Partners, Inc.: ING Davis Venture Value Portfolio - Initial Class ING Davis Venture Value Portfolio - Service Class

During 2007, the following Divisions were closed to contractowners:

ING American Century Select Portfolio - Initial Class
ING American Century Select Portfolio - Service Class
ING Fundamental Research Portfolio - Initial Class
ING Goldman Sachs® Capital Growth Portfolio - Service Class
ING VP International Equity Portfolio - Class I
ING VP Natural Resources Trust
Lord Abbett Series Fund - Growth and Income Portfolio - Class VC
Pioneer Equity Income VCT Portfolio - Class I

The following Divisions were available to contractowners during 2007, but did not have any activity as of December 31, 2007:

ING Solution 2025 Portfolio - Initial Class
ING Solution 2035 Portfolio - Initial Class
ING Solution Income Portfolio - Initial Class

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies of the Account:

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Investments

Investments are made in shares of a Fund and are recorded at fair value, determined by the net asset value per share of the respective Fund. Investment transactions in each
Fund are recorded on the trade date. Distributions of net investment income and capital gains from each Fund are recognized on the ex-distribution date. Realized gains and losses on redemptions of the shares of the Fund are determined on a first-in first-out basis. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Federal Income Taxes

Operations of the Account form a part of, and are taxed with, the total operations of
ReliaStar Life, which is taxed as a life insurance company under the Internal Revenue
Code. Earnings and realized capital gains of the Account attributable to the contractowners are excluded in the determination of the federal income tax liability of
ReliaStar Life.

Contractowner Reserves

Prior to the annuity date, the Contracts are redeemable for the net cash surrender value of the Contracts. The annuity reserves of the Account are represented by net assets on the
Statements of Assets and Liabilities and are equal to the aggregate account values of the contractowners invested in the Account Divisions. To the extent that benefits to be paid to the contractowners exceed their account values, ReliaStar Life will contribute additional funds to the benefit proceeds. Conversely, if amounts allocated exceed amounts required, transfers may be made to ReliaStar Life.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

Changes from Principal Transactions

Included in Changes from Principal Transactions on the Statements of Changes in Net
Assets are items which relate to contractowner activity, including deposits, surrenders and withdrawals, benefits, and contract charges. Also included are transfers between the fixed account and the Divisions, transfers between Divisions, and transfers to (from)
ReliaStar Life related to gains and losses resulting from actual mortality experience (the full responsibility for which is assumed by ReliaStar Life). Any net unsettled transactions as of the reporting date are included in Payable to related parties on the
Statements of Assets and Liabilities.

3.	New Accounting Pronouncements

Fair Value Measurements

In September 2006, the Financial Accounting Standards Board (“FASB”) issued
Statement of Financial Accounting Standards (“FAS”) No. 157, “Fair Value
Measurements” (“FAS No. 157”). FAS No. 157 provides guidance for using fair value to measure assets and liabilities whenever other standards require (or permit) assets or liabilities to be measured at fair value. FAS No. 157 does not expand the use of fair value to any new circumstances.

Under FAS No. 157, the FASB clarifies the principle that fair value should be based on the assumptions market participants would use when pricing the asset or liability. In support of this principle, FAS No. 157 establishes a fair value hierarchy that prioritizes the information used to develop such assumptions. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to unobservable data. FAS No. 157 also requires separate disclosure of fair value measurements by level within the hierarchy and expanded disclosure of the effect on earnings for items measured using unobservable data.

The provisions of FAS No. 157 are effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company is in the process of determining the impact of adoption of FAS No. 157 on the Account.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

4.	Charges and Fees

Under the terms of the Contracts, certain charges are allocated to the Contracts to cover
ReliaStar Life’s expenses in connection with the issuance and administration of the
Contracts. Following is a summary of these charges:

Mortality and Expense Risk Charges

ReliaStar Life assumes mortality and expense risks related to the operations of the
Account and, in accordance with the terms of the Contracts, deducts a daily charge from the assets of the Account. Daily charges are deducted at annual rates of up to 1.40% of the average daily net asset value of each Division of the Account to cover these risks, as specified in the Contracts.

Asset Based Administrative Charges

	A	daily charge to cover administrative expenses of the Account is deducted at an annual rate of up to 0.20% of the assets attributable to the Contracts.

Contract Maintenance Charges

An annual Contract maintenance fee of up to $35 may be deducted from the accumulation value of Contracts to cover ongoing administrative expenses, as specified in the Contracts.

Contingent Deferred Sales Charges

For certain Contracts, a contingent deferred sales charge (“Surrender Charge”) is imposed as a percentage that ranges up to 8.00% of each premium payment if the
Contract is surrendered or an excess partial withdrawal is taken as specified in the
Contract.

Transfer Charges

A transfer charge of up to $25 may be imposed on each transfer between Divisions in excess of twelve in any one calendar year.

Premium Taxes

For certain Contracts, premium taxes are deducted, where applicable, from the accumulation value of each Contract. The amount and timing of the deduction depends on the contractowner’s state of residence and currently ranges up to 4.00% of premiums.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

5.	Related Party Transactions

During the year ended December 31, 2007, management fees were paid indirectly to
DSL, formerly Directed Services, Inc., an affiliate of the Company, in its capacity as investment adviser to ING Partners, Inc. and ING Investors Trust. The Trusts’ advisory agreement provided for a fee at annual rates up to 1.25% of the average net assets of each respective Fund.

Management fees were paid to IIL, an affiliate of the Company, in its capacity as investment adviser to ING Variable Products Trust, ING VP Intermediate Bond Portfolio,
ING Strategic Allocation Portfolios, Inc., ING Variable Portfolios, Inc., ING VP
Balanced Portfolio, Inc., ING VP Money Market Portfolio and ING Variable Funds. The
Trusts’ advisory agreement provided for a fee at annual rates ranging from 0.25% to
1.00% of the average net assets of each respective Fund of the Trust.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

6.	Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments follow:

	Year Ending December 31
	2007		2006
	Purchases	Sales	Purchases	Sales
		(Dollars in thousands)
American Funds Insurance Series:
American Funds Insurance Series® Growth Fund - Class 2	$ 2,397	$ 191	$ -	$ -
American Funds Insurance Series® Growth-Income Fund - Class 2	1,972	255	-	-
American Funds Insurance Series® International Fund - Class 2	1,954	230	-	-
Fidelity® Variable Insurance Products:
Fidelity® VIP Equity-Income Portfolio - Initial Class	8,279	14,343	10,592	12,903
Fidelity® Variable Insurance Products II:
Fidelity® VIP Contrafund® Portfolio - Initial Class	27,680	18,672	13,167	10,320
Fidelity® VIP Index 500 Portfolio - Initial Class	5,520	20,861	3,510	15,752
Fidelity® Variable Insurance Products V:
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	1,550	4,474	3,205	5,109
Fidelity® VIP Money Market Portfolio - Initial Class	11,940	11,816	12,064	13,309
Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap Value Securities Fund - Class 2	1,203	575	1,032	109
ING Investors Trust:
ING AllianceBernstein Mid Cap Growth Portfolio - Service Class	520	306	590	152
ING BlackRock Large Cap Growth Portfolio - Institutional Class	21,091	2,594	-	-
ING BlackRock Large Cap Growth Portfolio - Service Class	42	3	-	-
ING BlackRock Large Cap Growth Portfolio - Service 2 Class	13	23	12	-
ING FMRSM Diversified Mid Cap Portfolio - Institutional Class	5	-	-	-
ING FMRSM Diversified Mid Cap Portfolio - Service Class	552	219	743	84
ING FMRSM Large Cap Growth Portfolio - Institutional Class	873	15,330	90,961	13,072
ING Global Resources Portfolio - Service Class	11,256	3,599	-	-
ING JPMorgan Emerging Markets Equity Portfolio - Service Class	4,154	2,173	4,597	2,081
ING JPMorgan Small Cap Core Equity Portfolio - Institutional
Class	2,156	8,257	44,088	5,601
ING Julius Baer Foreign Portfolio - Service Class	4,456	4,501	10,138	6,261
ING Julius Baer Foreign Portfolio - Service 2 Class	244	18	197	6
ING Legg Mason Value Portfolio - Institutional Class	92	482	379	324
ING Legg Mason Value Portfolio - Service 2 Class	9	1	26	-
ING Limited Maturity Bond Portfolio - Service Class	794	2,403	17,120	7,073
ING Liquid Assets Portfolio - Institutional Class	3,332	1,926	6,832	8,155
ING Lord Abbett Affiliated Portfolio - Institutional Class	698	144	117	-
ING Marsico Growth Portfolio - Service Class	376	268	376	205
ING Marsico Growth Portfolio - Service 2 Class	14	2	5	-
ING Marsico International Opportunities Portfolio - Institutional
Class	3,583	6,672	35,283	7,483
ING MFS Total Return Portfolio - Service Class	879	1,959	1,068	1,861
ING MFS Total Return Portfolio - Service 2 Class	13	1	36	-
ING Pioneer Equity Income Portfolio - Institutional Class	2,562	360	-	-
ING Pioneer Fund Portfolio - Service Class	177	118	55	2
ING Pioneer Mid Cap Value Portfolio - Service Class	195	124	45	39
ING Stock Index Portfolio - Institutional Class	275	308	236	39

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements
	Year Ending December 31
	2007		2006
	Purchases	Sales	Purchases	Sales
		(Dollars in thousands)
ING Investors Trust (continued):
ING T. Rowe Price Capital Appreciation Portfolio - Service Class	$ 5,354	$ 1,368	$ 4,728	$ 594
ING T. Rowe Price Equity Income Portfolio - Service Class	1,210	1,349	1,218	877
ING T. Rowe Price Equity Income Portfolio - Service 2 Class	71	28	195	7
ING Van Kampen Growth and Income Portfolio - Service Class	4,821	8,747	24,654	3,842
ING Van Kampen Growth and Income Portfolio - Service 2 Class	25	11	28	3
ING VP Index Plus International Equity Portfolio - Institutional
Class	35	-	-	-
ING VP Index Plus International Equity Portfolio - Service Class	522	548	1,123	118
ING Partners, Inc.:
ING American Century Large Company Value Portfolio - Initial
Class	166	107	108	18
ING American Century Large Company Value Portfolio - Service
Class	6	1	6	-
ING American Century Select Portfolio - Initial Class	187	22,067	615	3,277
ING American Century Select Portfolio - Service Class	3	12	8	-
ING American Century Small-Mid Cap Value Portfolio - Initial
Class	472	640	469	460
ING American Century Small-Mid Cap Value Portfolio - Service
Class	17	1	4	-
ING Baron Small Cap Growth Portfolio - Initial Class	851	747	1,312	628
ING Baron Small Cap Growth Portfolio - Service Class	67	2	45	1
ING Davis New York Venture Portfolio - Initial Class	290	122	384	24
ING Davis New York Venture Portfolio - Service Class	16	1	2	-
ING Fidelity® VIP Contrafund® Portfolio - Service Class	443	80	613	19
ING Fidelity® VIP Equity-Income Portfolio - Service Class	149	6	78	1
ING Fidelity® VIP Growth Portfolio - Service Class	9	2	5	-
ING Fidelity® VIP Mid Cap Portfolio - Service Class	111	26	218	32
ING Fundamental Research Portfolio - Initial Class	318	2,656	119	1,068
ING Goldman Sachs® Capital Growth Portfolio - Service Class	1	5	4	-
ING JPMorgan International Portfolio - Initial Class	626	326	4,105	3,856
ING JPMorgan International Portfolio - Service Class	46	1	21	-
ING JPMorgan Mid Cap Value Portfolio - Initial Class	1,847	1,405	794	735
ING JPMorgan Mid Cap Value Portfolio - Service Class	98	2	71	1
ING Legg Mason Partners Aggressive Growth Portfolio - Initial
Class	151	5,442	32,368	4,902
ING Legg Mason Partners Aggressive Growth Portfolio - Service
Class	4	5	9	-
ING Legg Mason Partners Large Cap Growth Portfolio - Initial
Class	139	103	65	42
ING Legg Mason Partners Large Cap Growth Portfolio - Service
Class	-	-	-	-
ING Neuberger Berman Partners Portfolio - Initial Class	1,126	5,262	22,910	3,870
ING OpCap Balanced Value Portfolio - Initial Class	91	80	162	58
ING OpCap Balanced Value Portfolio - Service Class	3	2	2	-
ING Oppenheimer Global Portfolio - Initial Class	3,516	9,352	7,634	7,393
ING Oppenheimer Global Portfolio - Service Class	56	59	202	8

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements
	Year Ending December 31
	2007		2006
	Purchases	Sales	Purchases	Sales
		(Dollars in thousands)
ING Partners, Inc. (continued):
ING Oppenheimer Strategic Income Portfolio - Service Class	$ 190	$ 15	$ 146	$ 6
ING PIMCO Total Return Portfolio - Initial Class	1,009	1,278	2,227	1,934
ING PIMCO Total Return Portfolio - Service Class	34	8	46	5
ING Pioneer High Yield Portfolio - Initial Class	832	165	1,781	1,614
ING Solution 2015 Portfolio - Initial Class	20	-	-	-
ING Solution 2015 Portfolio - Service Class	14	2	69	-
ING Solution 2025 Portfolio - Service Class	40	47	547	14
ING Solution 2035 Portfolio - Service Class	39	-	-	-
ING Solution 2045 Portfolio - Initial Class	1	-	-	-
ING Solution 2045 Portfolio - Service Class	1	-	-	-
ING Solution Income Portfolio - Service Class	9	-	6	-
ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial
Class	5,826	11,030	39,124	9,428
ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Service
Class	13	10	8	3
ING T. Rowe Price Growth Equity Portfolio - Initial Class	815	497	628	314
ING T. Rowe Price Growth Equity Portfolio - Service Class	22	4	10	3
ING Thornburg Value Portfolio - Service Class	2	-	-	-
ING UBS U.S. Large Cap Equity Portfolio - Initial Class	387	1,298	6,211	919
ING UBS U.S. Large Cap Equity Portfolio - Service Class	9	-	-	-
ING Van Kampen Comstock Portfolio - Initial Class	961	1,223	1,592	725
ING Van Kampen Comstock Portfolio - Service Class	131	6	70	2
ING Van Kampen Equity and Income Portfolio - Initial Class	1,147	3,437	17,059	1,892
ING Van Kampen Equity and Income Portfolio - Service Class	61	21	124	2
ING Strategic Allocation Portfolios, Inc.:
ING VP Strategic Allocation Conservative Portfolio - Class I	1,298	539	493	94
ING VP Strategic Allocation Growth Portfolio - Class I	1,490	271	844	353
ING VP Strategic Allocation Moderate Portfolio - Class I	1,597	369	1,965	1,572
ING Variable Funds:
ING VP Growth and Income Portfolio - Class I	2,118	15	-	-
ING Variable Portfolios, Inc.:
ING VP Global Science and Technology Portfolio - Class I	219	111	228	102
ING VP Growth Portfolio - Class I	12	-	-	-
ING VP Index Plus LargeCap Portfolio - Class I	434	934	2,860	482
ING VP Index Plus MidCap Portfolio - Class I	1,983	3,078	4,713	2,482
ING VP Index Plus SmallCap Portfolio - Class I	1,554	2,858	3,747	1,906
ING VP International Equity Portfolio - Class I	15	29	22	8
ING VP Small Company Portfolio - Class I	18	-	19	-
ING VP Value Opportunity Portfolio - Class I	75	191	121	202
ING Variable Products Trust:
ING VP Financial Services Portfolio - Class I	190	223	230	36
ING VP High Yield Bond Portfolio - Class I	965	2,015	3,967	3,755
ING VP International Value Portfolio - Class I	6,412	6,456	5,805	9,519
ING VP MidCap Opportunities Portfolio - Class I	204	7,990	645	6,448
ING VP Real Estate Portfolio - Class I	2,316	2,551	4,431	2,844
ING VP SmallCap Opportunities Portfolio - Class I	210	3,672	177	3,729

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements
	Year Ending December 31
	2007		2006
	Purchases	Sales	Purchases	Sales
		(Dollars in thousands)
ING VP Balanced Portfolio, Inc.:
ING VP Balanced Portfolio - Class I	$ 170	$ 393	$ 1,871	$408
ING VP Intermediate Bond Portfolio:
ING VP Intermediate Bond Portfolio - Class I	878	223	771	29
ING VP Money Market Portfolio:
ING VP Money Market Portfolio - Class I	469	545	1,135	903
ING VP Natural Resources Trust:
ING VP Natural Resources Trust	1,446	7,835	5,329	2,884
Lord Abbett Series Fund, Inc.:
Lord Abbett Series Fund - Growth and Income Portfolio - Class VC	105	896	702	94
Lord Abbett Series Fund - Mid-Cap Value Portfolio - Class VC	588	290	799	84
Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Socially Responsive Portfolio® - Class I	597	395	344	548
Oppenheimer Variable Account Funds:
Oppenheimer Main Street Small Cap Fund®/VA	33	25	102	6
PIMCO Variable Insurance Trust:
PIMCO Real Return Portfolio - Administrative Class	760	473	638	845
Pioneer Variable Contracts Trust:
Pioneer Equity Income VCT Portfolio - Class I	1,403	2,400	975	12
Pioneer High Yield VCT Portfolio - Class I	538	553	806	456
Wanger Advisors Trust:
Wanger Select	1,811	958	1,353	374
Wanger U.S. Smaller Companies	701	579	815	437

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

7.	Changes in Units

The net changes in units outstanding follow:

	Year Ending December 31
	2007			2006
			Net Units			Net Units
	Units	Units	Issued	Units	Units	Issued
	Issued	Redeemed	(Redeemed)	Issued	Redeemed	(Redeemed)
American Funds Insurance Series:
American Funds Insurance Series® Growth Fund - Class 2	228,888	18,025	210,863	-	-	-
American Funds Insurance Series® Growth-Income Fund - Class 2	192,885	25,335	167,550	-	-	-
American Funds Insurance Series® International Fund - Class 2	185,045	21,409	163,636	-	-	-
Fidelity® Variable Insurance Products:
Fidelity® VIP Equity-Income Portfolio - Initial Class	104,930	518,932	(414,002)	41,628	533,086	(491,458)
Fidelity® Variable Insurance Products II:
Fidelity® VIP Contrafund® Portfolio - Initial Class	44,540	524,995	(480,455)	132,526	319,552	(187,026)
Fidelity® VIP Index 500 Portfolio - Initial Class	55,149	762,971	(707,822)	69,286	633,404	(564,118)
Fidelity® Variable Insurance Products V:
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	53,360	306,983	(253,623)	172,072	361,420	(189,348)
Fidelity® VIP Money Market Portfolio - Initial Class	839,371	862,529	(23,158)	893,052	1,021,161	(128,109)
Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap Value Securities Fund - Class 2	81,369	42,357	39,012	84,583	9,127	75,456
ING Investors Trust:
ING AllianceBernstein Mid Cap Growth Portfolio - Service Class	34,864	22,085	12,779	41,345	11,623	29,722
ING BlackRock Large Cap Growth Portfolio - Institutional Class	2,107,476	243,871	1,863,605	-	-	-
ING BlackRock Large Cap Growth Portfolio - Service Class	4,244	289	3,955	-	-	-
ING BlackRock Large Cap Growth Portfolio - Service 2 Class	1,033	1,861	(828)	994	1	993
ING FMRSM Diversified Mid Cap Portfolio - Institutional Class	432	2	430	28	27	1
ING FMRSM Diversified Mid Cap Portfolio - Service Class	38,601	14,878	23,723	56,319	6,586	49,733
ING FMRSM Large Cap Growth Portfolio - Institutional Class	73,648	1,395,025	(1,321,377)	8,954,810	1,313,281	7,641,529
ING Global Resources Portfolio - Service Class	962,742	303,433	659,309	-	-	-
ING JPMorgan Emerging Markets Equity Portfolio - Service Class	192,318	102,228	90,090	298,224	142,208	156,016
ING JPMorgan Small Cap Core Equity Portfolio - Institutional Class	20,015	569,555	(549,540)	3,299,250	426,900	2,872,350

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

	Year Ending December 31
	2007			2006
			Net Units			Net Units
	Units	Units	Issued	Units	Units	Issued
	Issued	Redeemed	(Redeemed)	Issued	Redeemed	(Redeemed)
ING Investors Trust (continued):
ING Julius Baer Foreign Portfolio - Service Class	217,627	252,723	(35,096)	672,957	424,280	248,677
ING Julius Baer Foreign Portfolio - Service 2 Class	13,950	1,056	12,894	14,871	466	14,405
ING Legg Mason Value Portfolio - Institutional Class	7,513	39,715	(32,202)	33,994	28,324	5,670
ING Legg Mason Value Portfolio - Service 2 Class	810	68	742	2,543	-	2,543
ING Limited Maturity Bond Portfolio - Service Class	64,036	223,858	(159,822)	1,667,535	695,731	971,804
ING Liquid Assets Portfolio - Institutional Class	307,786	178,882	128,904	667,769	798,780	(131,011)
ING Lord Abbett Affiliated Portfolio - Institutional Class	63,382	12,827	50,555	11,155	(1)	11,156
ING Marsico Growth Portfolio - Service Class	29,836	21,385	8,451	33,523	17,637	15,886
ING Marsico Growth Portfolio - Service 2 Class	1,186	120	1,066	481	1	480
ING Marsico International Opportunities Portfolio - Institutional Class	81,387	389,984	(308,597)	2,511,207	540,435	1,970,772
ING MFS Total Return Portfolio - Service Class	38,596	135,581	(96,985)	55,348	139,114	(83,766)
ING MFS Total Return Portfolio - Service 2 Class	838	62	776	3,300	5	3,295
ING Pioneer Equity Income Portfolio - Institutional Class	268,246	36,808	231,438	-	-	-
ING Pioneer Fund Portfolio - Service Class	13,436	8,860	4,576	4,688	167	4,521
ING Pioneer Mid Cap Value Portfolio - Service Class	14,261	9,279	4,982	4,016	3,358	658
ING Stock Index Portfolio - Institutional Class	20,574	24,873	(4,299)	21,453	3,456	17,997
ING T. Rowe Price Capital Appreciation Portfolio - Service Class	341,299	104,109	237,190	384,551	49,949	334,602
ING T. Rowe Price Equity Income Portfolio - Service Class	57,502	76,186	(18,684)	65,745	56,610	9,135
ING T. Rowe Price Equity Income Portfolio - Service 2 Class	4,911	2,140	2,771	17,334	614	16,720
ING Van Kampen Growth and Income Portfolio - Service Class	253,492	640,852	(387,360)	1,955,964	321,459	1,634,505
ING Van Kampen Growth and Income Portfolio - Service 2 Class	1,750	826	924	2,354	202	2,152
ING VP Index Plus International Equity Portfolio - Institutional Class	2,686	6	2,680	-	-	-
ING VP Index Plus International Equity Portfolio - Service Class	45,023	45,851	(828)	109,461	11,356	98,105

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

	Year Ending December 31
	2007			2006
			Net Units			Net Units
	Units	Units	Issued	Units	Units	Issued
	Issued	Redeemed	(Redeemed)	Issued	Redeemed	(Redeemed)
ING Partners, Inc.:
ING American Century Large Company Value Portfolio - Initial Class	12,242	8,475	3,767	9,050	1,601	7,449
ING American Century Large Company Value Portfolio - Service Class	471	41	430	501	-	501
ING American Century Select Portfolio - Initial Class	5,611	2,015,449	(2,009,838)	43,139	311,913	(268,774)
ING American Century Select Portfolio - Service Class	291	1,180	(889)	892	3	889
ING American Century Small-Mid Cap Value Portfolio - Initial Class	14,278	31,630	(17,352)	26,348	25,079	1,269
ING American Century Small-Mid Cap Value Portfolio - Service Class	1,216	65	1,151	318	1	317
ING Baron Small Cap Growth Portfolio - Initial Class	41,552	34,385	7,167	68,364	33,170	35,194
ING Baron Small Cap Growth Portfolio - Service Class	5,250	134	5,116	3,916	92	3,824
ING Davis New York Venture Portfolio - Initial Class	22,868	9,365	13,503	32,096	2,041	30,055
ING Davis New York Venture Portfolio - Service Class	1,336	38	1,298	189	-	189
ING Fidelity® VIP Contrafund® Portfolio - Service Class	29,283	5,576	23,707	50,900	1,493	49,407
ING Fidelity® VIP Equity-Income Portfolio - Service Class	10,427	439	9,988	6,950	42	6,908
ING Fidelity® VIP Growth Portfolio - Service Class	739	130	609	453	34	419
ING Fidelity® VIP Mid Cap Portfolio - Service Class	7,618	1,658	5,960	17,348	2,414	14,934
ING Fundamental Research Portfolio - Initial Class	5,009	209,276	(204,267)	7,489	92,085	(84,596)
ING Goldman Sachs® Capital Growth Portfolio - Service Class	91	483	(392)	392	-	392
ING JPMorgan International Portfolio - Initial Class	43,171	22,350	20,821	340,604	324,315	16,289
ING JPMorgan International Portfolio - Service Class	3,241	86	3,155	1,675	-	1,675
ING JPMorgan Mid Cap Value Portfolio - Initial Class	77,566	69,046	8,520	45,260	40,667	4,593
ING JPMorgan Mid Cap Value Portfolio - Service Class	7,144	83	7,061	5,949	102	5,847
ING Legg Mason Partners Aggressive Growth Portfolio - Initial Class	16,446	391,079	(374,633)	2,573,956	379,862	2,194,094
ING Legg Mason Partners Aggressive Growth Portfolio - Service Class	356	405	(49)	842	-	842
ING Legg Mason Partners Large Cap Growth Portfolio - Initial Class	11,259	8,308	2,951	5,824	3,723	2,101
ING Legg Mason Partners Large Cap Growth Portfolio - Service Class	25	-	25	-	-	-
ING Neuberger Berman Partners Portfolio - Initial Class	27,904	450,977	(423,073)	2,223,416	374,709	1,848,707
ING OpCap Balanced Value Portfolio - Initial Class	5,992	6,543	(551)	14,638	5,125	9,513
ING OpCap Balanced Value Portfolio - Service Class	210	150	60	139	-	139

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

	Year Ending December 31
	2007			2006
			Net Units			Net Units
	Units	Units	Issued	Units	Units	Issued
	Issued	Redeemed	(Redeemed)	Issued	Redeemed	(Redeemed)
ING Partners, Inc. (continued):
ING Oppenheimer Global Portfolio - Initial Class	27,597	420,095	(392,498)	419,694	378,395	41,299
ING Oppenheimer Global Portfolio - Service Class	3,300	4,129	(829)	16,721	610	16,111
ING Oppenheimer Strategic Income Portfolio - Service Class	16,404	1,160	15,244	14,312	540	13,772
ING PIMCO Total Return Portfolio - Initial Class	81,260	111,547	(30,287)	201,423	175,685	25,738
ING PIMCO Total Return Portfolio - Service Class	3,079	708	2,371	4,452	455	3,997
ING Pioneer High Yield Portfolio - Initial Class	73,370	14,931	58,439	173,301	153,730	19,571
ING Solution 2015 Portfolio - Initial Class	1,949	-	1,949	-	-	-
ING Solution 2015 Portfolio - Service Class	1,114	104	1,010	6,271	11	6,260
ING Solution 2025 Portfolio - Service Class	3,012	3,291	(279)	49,705	956	48,749
ING Solution 2035 Portfolio - Service Class	2,981	1	2,980	-	-	-
ING Solution 2045 Portfolio - Initial Class	149	-	149	-	-	-
ING Solution 2045 Portfolio - Service Class	66	-	66	-	-	-
ING Solution Income Portfolio - Service Class	817	6	811	586	4	582
ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class	13,215	786,680	(773,465)	3,179,763	769,833	2,409,930
ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Service Class	963	812	151	691	206	485
ING T. Rowe Price Growth Equity Portfolio - Initial Class	39,222	28,238	10,984	42,878	19,866	23,012
ING T. Rowe Price Growth Equity Portfolio - Service Class	1,652	330	1,322	907	224	683
ING Thornburg Value Portfolio - Service Class	171	-	171	-	-	-
ING UBS U.S. Large Cap Equity Portfolio - Initial Class	29,693	95,334	(65,641)	531,004	78,020	452,984
ING UBS U.S. Large Cap Equity Portfolio - Service Class	755	18	737	6	-	6
ING Van Kampen Comstock Portfolio - Initial Class	43,493	67,567	(24,074)	84,905	44,262	40,643
ING Van Kampen Comstock Portfolio - Service Class	10,422	445	9,977	6,180	168	6,012
ING Van Kampen Equity and Income Portfolio - Initial Class	35,745	263,826	(228,081)	1,444,925	157,412	1,287,513
ING Van Kampen Equity and Income Portfolio - Service Class	4,435	1,637	2,798	10,831	142	10,689

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

	Year Ending December 31
	2007			2006
			Net Units			Net Units
	Units	Units	Issued	Units	Units	Issued
	Issued	Redeemed	(Redeemed)	Issued	Redeemed	(Redeemed)
ING Strategic Allocation Portfolios, Inc.:
ING VP Strategic Allocation Conservative Portfolio - Class I	93,102	39,910	53,192	37,746	7,144	30,602
ING VP Strategic Allocation Growth Portfolio - Class I	85,451	16,734	68,717	56,336	22,786	33,550
ING VP Strategic Allocation Moderate Portfolio - Class I	100,572	24,502	76,070	141,575	111,701	29,874
ING Variable Funds:
ING VP Growth and Income Portfolio - Class I	164,564	1,023	163,541	-	-	-
ING Variable Portfolios, Inc.:
ING VP Global Science and Technology Portfolio - Class I	15,534	7,952	7,582	18,724	8,336	10,388
ING VP Growth Portfolio - Class I	1,025	2	1,023	-	-	-
ING VP Index Plus LargeCap Portfolio - Class I	25,630	55,913	(30,283)	196,744	31,633	165,111
ING VP Index Plus MidCap Portfolio - Class I	63,336	159,112	(95,776)	233,977	142,819	91,158
ING VP Index Plus SmallCap Portfolio - Class I	39,889	146,022	(106,133)	184,016	101,700	82,316
ING VP International Equity Portfolio - Class I	772	1,884	(1,112)	1,698	586	1,112
ING VP Small Company Portfolio - Class I	1,022	4	1,018	1,533	2	1,531
ING VP Value Opportunity Portfolio - Class I	5,350	14,842	(9,492)	10,410	17,554	(7,144)
ING Variable Products Trust:
ING VP Financial Services Portfolio - Class I	12,882	16,789	(3,907)	17,707	2,856	14,851
ING VP High Yield Bond Portfolio - Class I	54,808	178,704	(123,896)	354,427	364,459	(10,032)
ING VP International Value Portfolio - Class I	55,044	221,721	(166,677)	174,166	409,462	(235,296)
ING VP MidCap Opportunities Portfolio - Class I	31,858	918,899	(887,041)	96,470	824,316	(727,846)
ING VP Real Estate Portfolio - Class I	94,737	131,862	(37,125)	237,845	155,041	82,804
ING VP SmallCap Opportunities Portfolio - Class I	10,334	127,609	(117,275)	9,432	144,999	(135,567)
ING VP Balanced Portfolio, Inc.:
ING VP Balanced Portfolio - Class I	6,594	32,158	(25,564)	170,338	36,162	134,176
ING VP Intermediate Bond Portfolio:
ING VP Intermediate Bond Portfolio - Class I	79,402	20,740	58,662	73,600	2,739	70,861
ING VP Money Market Portfolio:
ING VP Money Market Portfolio - Class I	43,308	51,031	(7,723)	109,911	87,186	22,725

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

	Year Ending December 31
	2007			2006
			Net Units			Net Units
	Units	Units	Issued	Units	Units	Issued
	Issued	Redeemed	(Redeemed)	Issued	Redeemed	(Redeemed)
ING VP Natural Resources Trust:
ING VP Natural Resources Trust	-	412,534	(412,534)	247,999	153,357	94,642
Lord Abbett Series Fund, Inc.:
Lord Abbett Series Fund - Growth and Income Portfolio - Class VC	8,990	73,225	(64,235)	59,247	8,258	50,989
Lord Abbett Series Fund - Mid-Cap Value Portfolio - Class VC	32,911	22,702	10,209	64,132	7,258	56,874
Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Socially Responsive Portfolio® - Class I	38,304	23,178	15,126	22,638	37,596	(14,958)
Oppenheimer Variable Account Funds:
Oppenheimer Main Street Small Cap Fund®/VA	2,201	1,824	377	8,511	434	8,077
PIMCO Variable Insurance Trust:
PIMCO Real Return Portfolio - Administrative Class	62,052	41,815	20,237	50,248	77,786	(27,538)
Pioneer Variable Contracts Trust:
Pioneer Equity Income VCT Portfolio - Class I	99,088	183,477	(84,389)	80,881	990	79,891
Pioneer High Yield VCT Portfolio - Class I	40,078	45,913	(5,835)	68,318	41,982	26,336
Wanger Advisors Trust:
Wanger Select	109,842	58,788	51,054	98,840	27,537	71,303
Wanger U.S. Smaller Companies	43,668	40,283	3,385	59,830	32,892	26,938

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

8.	Unit Summary

Division/Contract	Units	Unit Value	Extended Value
American Funds Insurance Series® Growth Fund - Class 2
Contracts in accumulation period	210,863.341	$ 10.36	$ 2,184,544
American Funds Insurance Series® Growth-Income Fund -
Class 2
Contracts in accumulation period	167,550.254	$ 9.80	$ 1,641,992
American Funds Insurance Series® International Fund -
Class 2
Contracts in accumulation period	163,635.789	$ 10.87	$ 1,778,721
Fidelity® VIP Equity-Income Portfolio - Initial Class
Contracts in accumulation period	2,150,244.075	$ 25.30	$ 54,401,175
Fidelity® VIP Contrafund® Portfolio - Initial Class
Contracts in accumulation period	2,940,749.453	$ 35.82	$ 105,337,645
Fidelity® VIP Index 500 Portfolio - Initial Class
Contracts in accumulation period	4,462,892.343	$ 25.40	$ 113,357,465
Fidelity® VIP Investment Grade Bond Portfolio - Initial
Class
Contracts in accumulation period	1,348,754.709	$ 14.25	$ 19,219,755
Fidelity® VIP Money Market Portfolio - Initial Class
Contracts in accumulation period	867,300.040	$ 13.75	$ 11,925,376
Annuity contracts in payout	8,795.127	10.63	93,492
	876,095.167		$ 12,018,868
Franklin Small Cap Value Securities Fund - Class 2
Contracts in accumulation period	137,667.479	$ 12.18	$ 1,676,790
ING AllianceBernstein Mid Cap Growth Portfolio - Service
Class
Contracts in accumulation period	43,232.550	$ 13.95	$ 603,094
ING BlackRock Large Cap Growth Portfolio - Institutional
Class
Contracts in accumulation period	1,863,605.013	$ 9.77	$ 18,207,421
ING BlackRock Large Cap Growth Portfolio - Service Class
Contracts in accumulation period	3,955.214	$ 9.75	$ 38,563
ING BlackRock Large Cap Growth Portfolio - Service 2
Class
Contracts in accumulation period	165.406	$ 12.35	$ 2,043

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

Division/Contract	Units	Unit Value	Extended Value
ING FMRSM Diversified Mid Cap Portfolio - Institutional
Class
Contracts in accumulation period	430.931	$ 11.24	$ 4,844
ING FMRSM Diversified Mid Cap Portfolio - Service Class
Contracts in accumulation period	76,145.434	$ 14.98	$ 1,140,659
ING FMRSM Large Cap Growth Portfolio - Institutional Class
Contracts in accumulation period	6,320,151.855	$ 10.34	$ 65,350,370
ING Global Resources Portfolio - Service Class
Contracts in accumulation period	659,308.802	$ 14.23	$ 9,381,964
ING JPMorgan Emerging Markets Equity Portfolio - Service
Class
Contracts in accumulation period	373,957.629	$ 25.03	$ 9,360,159
ING JPMorgan Small Cap Core Equity Portfolio -
Institutional Class
Contracts in accumulation period	2,329,522.148	$ 12.87	$ 29,980,950
ING Julius Baer Foreign Portfolio - Service Class
Contracts in accumulation period	462,365.012	$ 19.42	$ 8,979,128
ING Julius Baer Foreign Portfolio - Service 2 Class
Contracts in accumulation period	27,854.234	$ 16.99	$ 473,243
ING Legg Mason Value Portfolio - Institutional Class
Contracts in accumulation period	28,838.993	$ 11.26	$ 324,727
ING Legg Mason Value Portfolio - Service 2 Class
Contracts in accumulation period	3,285.256	$ 10.28	$ 33,772
ING Limited Maturity Bond Portfolio - Service Class
Contracts in accumulation period	817,805.691	$ 10.71	$ 8,758,699
ING Liquid Assets Portfolio - Institutional Class
Contracts in accumulation period	140,302.834	$ 10.88	$ 1,526,495
ING Lord Abbett Affiliated Portfolio - Institutional Class
Contracts in accumulation period	61,710.700	$ 11.09	$ 684,372
ING Marsico Growth Portfolio - Service Class
Contracts in accumulation period	48,387.784	$ 13.37	$ 646,945
ING Marsico Growth Portfolio - Service 2 Class
Contracts in accumulation period	1,992.359	$ 12.63	$ 25,164
ING Marsico International Opportunities Portfolio -
Institutional Class
Contracts in accumulation period	1,674,859.960	$ 18.17	$ 30,432,205

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

Division/Contract	Units	Unit Value	Extended Value
ING MFS Total Return Portfolio - Service Class
Contracts in accumulation period	287,661.214	$ 14.19	$ 4,081,913
ING MFS Total Return Portfolio - Service 2 Class
Contracts in accumulation period	4,070.915	$ 11.51	$ 46,856
ING Pioneer Equity Income Portfolio - Institutional Class
Contracts in accumulation period	231,437.988	$ 9.22	$ 2,133,858
ING Pioneer Fund Portfolio - Service Class
Contracts in accumulation period	9,115.331	$ 13.10	$ 119,411
ING Pioneer Mid Cap Value Portfolio - Service Class
Contracts in accumulation period	10,228.956	$ 12.56	$ 128,476
ING Stock Index Portfolio - Institutional Class
Contracts in accumulation period	16,017.709	$ 12.36	$ 197,979
ING T. Rowe Price Capital Appreciation Portfolio - Service
Class
Contracts in accumulation period	770,274.303	$ 12.82	$ 9,874,917
ING T. Rowe Price Equity Income Portfolio - Service Class
Contracts in accumulation period	301,734.949	$ 16.85	$ 5,084,234
ING T. Rowe Price Equity Income Portfolio - Service 2 Class
Contracts in accumulation period	20,550.879	$ 12.32	$ 253,187
ING Van Kampen Growth and Income Portfolio - Service
Class
Contracts in accumulation period	1,260,076.577	$ 12.87	$ 16,217,186
ING Van Kampen Growth and Income Portfolio - Service 2
Class
Contracts in accumulation period	3,076.324	$ 12.71	$ 39,100
ING VP Index Plus International Equity Portfolio -
Institutional Class
Contracts in accumulation period	2,680.111	$ 12.75	$ 34,171
ING VP Index Plus International Equity Portfolio - Service
Class
Contracts in accumulation period	97,276.737	$ 11.58	$ 1,126,465
ING American Century Large Company Value Portfolio -
Initial Class
Contracts in accumulation period	15,324.399	$ 12.14	$ 186,038

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

Division/Contract	Units	Unit Value	Extended Value
ING American Century Large Company Value Portfolio -
Service Class
Contracts in accumulation period	930.678	$ 11.52	$ 10,721
ING American Century Small-Mid Cap Value Portfolio -
Initial Class
Contracts in accumulation period	69,967.201	$ 18.74	$ 1,311,185
ING American Century Small-Mid Cap Value Portfolio -
Service Class
Contracts in accumulation period	1,831.020	$ 11.99	$ 21,954
ING Baron Small Cap Growth Portfolio - Initial Class
Contracts in accumulation period	152,699.184	$ 21.21	$ 3,238,750
ING Baron Small Cap Growth Portfolio - Service Class
Contracts in accumulation period	8,985.979	$ 12.67	$ 113,852
ING Davis New York Venture Portfolio - Initial Class
Contracts in accumulation period	46,623.117	$ 12.82	$ 597,708
ING Davis New York Venture Portfolio - Service Class
Contracts in accumulation period	1,487.489	$ 12.12	$ 18,028
ING Fidelity® VIP Contrafund® Portfolio - Service Class
Contracts in accumulation period	73,983.387	$ 14.69	$ 1,086,816
ING Fidelity® VIP Equity-Income Portfolio - Service Class
Contracts in accumulation period	17,480.351	$ 12.39	$ 216,582
ING Fidelity® VIP Growth Portfolio - Service Class
Contracts in accumulation period	1,039.609	$ 13.80	$ 14,347
ING Fidelity® VIP Mid Cap Portfolio - Service Class
Contracts in accumulation period	21,029.146	$ 14.86	$ 312,493
ING JPMorgan International Portfolio - Initial Class
Contracts in accumulation period	39,858.970	$ 14.66	$ 584,333
ING JPMorgan International Portfolio - Service Class
Contracts in accumulation period	4,830.221	$ 14.45	$ 69,797
ING JPMorgan Mid Cap Value Portfolio - Initial Class
Contracts in accumulation period	326,078.898	$ 19.19	$ 6,257,454
ING JPMorgan Mid Cap Value Portfolio - Service Class
Contracts in accumulation period	13,822.813	$ 12.59	$ 174,029

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

Division/Contract	Units	Unit Value	Extended Value
ING Legg Mason Partners Aggressive Growth Portfolio -
Initial Class
Contracts in accumulation period	1,820,240.258	$ 12.58	$ 22,898,622
ING Legg Mason Partners Aggressive Growth Portfolio -
Service Class
Contracts in accumulation period	793.254	$ 11.68	$ 9,265
ING Legg Mason Partners Large Cap Growth Portfolio -
Initial Class
Contracts in accumulation period	10,642.882	$ 12.14	$ 129,205
ING Legg Mason Partners Large Cap Growth Portfolio -
Service Class
Contracts in accumulation period	25.261	$ 11.17	$ 282
ING Neuberger Berman Partners Portfolio - Initial Class
Contracts in accumulation period	1,425,634.241	$ 11.55	$ 16,466,075
ING OpCap Balanced Value Portfolio - Initial Class
Contracts in accumulation period	13,520.281	$ 11.18	$ 151,157
ING OpCap Balanced Value Portfolio - Service Class
Contracts in accumulation period	198.732	$ 10.63	$ 2,112
ING Oppenheimer Global Portfolio - Initial Class
Contracts in accumulation period	2,819,613.989	$ 20.51	$ 57,830,283
ING Oppenheimer Global Portfolio - Service Class
Contracts in accumulation period	15,727.710	$ 14.12	$ 222,075
ING Oppenheimer Strategic Income Portfolio - Service Class
Contracts in accumulation period	29,015.832	$ 11.44	$ 331,941
ING PIMCO Total Return Portfolio - Initial Class
Contracts in accumulation period	284,629.134	$ 12.00	$ 3,415,550
ING PIMCO Total Return Portfolio - Service Class
Contracts in accumulation period	6,483.976	$ 11.15	$ 72,296
ING Pioneer High Yield Portfolio - Initial Class
Contracts in accumulation period	78,009.930	$ 11.06	$ 862,790
ING Solution 2015 Portfolio - Initial Class
Contracts in accumulation period	1,949.254	$ 10.10	$ 19,687
ING Solution 2015 Portfolio - Service Class
Contracts in accumulation period	7,270.463	$ 12.02	$ 87,391

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

Division/Contract	Units	Unit Value	Extended Value
ING Solution 2025 Portfolio - Service Class
Contracts in accumulation period	48,711.282	$ 12.48	$ 607,917
ING Solution 2035 Portfolio - Service Class
Contracts in accumulation period	2,979.791	$ 12.92	$ 38,499
ING Solution 2045 Portfolio - Initial Class
Contracts in accumulation period	149.107	$ 10.16	$ 1,515
ING Solution 2045 Portfolio - Service Class
Contracts in accumulation period	65.511	$ 13.33	$ 873
ING Solution Income Portfolio - Service Class
Contracts in accumulation period	1,393.256	$ 11.31	$ 15,758
ING T. Rowe Price Diversified Mid Cap Growth Portfolio -
Initial Class
Contracts in accumulation period	4,684,740.232	$ 13.36	$ 62,588,129
Annuity contracts in payout	181.504	12.84	2,330
	4,684,921.736		62,590,459
ING T. Rowe Price Diversified Mid Cap Growth Portfolio -
Service Class
Contracts in accumulation period	964.029	$ 13.21	$ 12,735
ING T. Rowe Price Growth Equity Portfolio - Initial Class
Contracts in accumulation period	205,607.323	$ 17.56	$ 3,610,465
ING T. Rowe Price Growth Equity Portfolio - Service Class
Contracts in accumulation period	2,591.069	$ 12.81	$ 33,192
ING Thornburg Value Portfolio - Service Class
Contracts in accumulation period	170.694	$ 12.34	$ 2,106
ING UBS U.S. Large Cap Equity Portfolio - Initial Class
Contracts in accumulation period	388,904.491	$ 12.66	$ 4,923,531
ING UBS U.S. Large Cap Equity Portfolio - Service Class
Contracts in accumulation period	742.544	$ 12.14	$ 9,014
ING Van Kampen Comstock Portfolio - Initial Class
Contracts in accumulation period	308,362.052	$ 16.65	$ 5,134,228
ING Van Kampen Comstock Portfolio - Service Class
Contracts in accumulation period	16,090.030	$ 11.46	$ 184,392

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

Division/Contract	Units	Unit Value	Extended Value
ING Van Kampen Equity and Income Portfolio - Initial Class
Contracts in accumulation period	1,088,176.502	$ 12.35	$ 13,438,980
ING Van Kampen Equity and Income Portfolio - Service
Class
Contracts in accumulation period	14,814.715	$ 12.15	$ 179,999
ING VP Strategic Allocation Conservative Portfolio - Class I
Contracts in accumulation period	116,488.643	$ 13.65	$ 1,590,070
ING VP Strategic Allocation Growth Portfolio - Class I
Contracts in accumulation period	153,793.368	$ 16.33	$ 2,511,446
ING VP Strategic Allocation Moderate Portfolio - Class I
Contracts in accumulation period	200,614.652	$ 15.05	$ 3,019,250
ING VP Growth and Income Portfolio - Class I
Contracts in accumulation period	163,540.806	$ 12.87	$ 2,104,770
ING VP Global Science and Technology Portfolio - Class I
Contracts in accumulation period	24,876.417	$ 14.62	$ 363,693
ING VP Growth Portfolio - Class I
Contracts in accumulation period	1,023.147	$ 12.83	$ 13,127
ING VP Index Plus LargeCap Portfolio - Class I
Contracts in accumulation period	265,738.925	$ 16.33	$ 4,339,517
ING VP Index Plus MidCap Portfolio - Class I
Contracts in accumulation period	489,582.704	$ 18.40	$ 9,008,322
ING VP Index Plus SmallCap Portfolio - Class I
Contracts in accumulation period	335,385.267	$ 17.63	$ 5,912,842
ING VP Small Company Portfolio - Class I
Contracts in accumulation period	2,578.187	$ 13.59	$ 35,038
ING VP Value Opportunity Portfolio - Class I
Contracts in accumulation period	84,678.998	$ 12.39	$ 1,049,173
ING VP Financial Services Portfolio - Class I
Contracts in accumulation period	18,553.749	$ 11.80	$ 218,934
ING VP High Yield Bond Portfolio - Class I
Contracts in accumulation period	413,508.870	$ 10.88	$ 4,498,977

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

Division/Contract	Units	Unit Value	Extended Value
ING VP International Value Portfolio - Class I
Contracts in accumulation period	913,831.199	$ 29.07	$ 26,565,073
ING VP MidCap Opportunities Portfolio - Class I
Contracts in accumulation period	3,648,781.355	$ 9.23	$ 33,678,252
Annuity contracts in payout	170.224	16.57	2,821
	3,648,951.579		33,681,073
ING VP Real Estate Portfolio - Class I
Contracts in accumulation period	202,488.696	$ 17.08	$ 3,458,507
ING VP SmallCap Opportunities Portfolio - Class I
Contracts in accumulation period	674,104.276	$ 27.22	$ 18,349,119
ING VP Balanced Portfolio - Class I
Contracts in accumulation period	111,617.499	$ 12.01	$ 1,340,526
ING VP Intermediate Bond Portfolio - Class I
Contracts in accumulation period	131,884.976	$ 10.88	$ 1,434,909
ING VP Money Market Portfolio - Class I
Contracts in accumulation period	15,001.612	$ 10.89	$ 163,368
Lord Abbett Series Fund - Mid-Cap Value Portfolio - Class
VC
Contracts in accumulation period	108,203.744	$ 11.97	$ 1,295,199
Neuberger Berman AMT Socially Responsive Portfolio® -
Class I
Contracts in accumulation period	236,346.082	$ 16.38	$ 3,871,349
Oppenheimer Main Street Small Cap Fund®/VA
Contracts in accumulation period	8,678.866	$ 12.46	$ 108,139
PIMCO Real Return Portfolio - Administrative Class
Contracts in accumulation period	162,380.112	$ 11.75	$ 1,907,966
Pioneer High Yield VCT Portfolio - Class I
Contracts in accumulation period	112,265.725	$ 11.94	$ 1,340,453
Wanger Select
Contracts in accumulation period	231,178.261	$ 15.81	$ 3,654,928
Wanger U.S. Smaller Companies
Contracts in accumulation period	133,870.552	$ 14.02	$ 1,876,865

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

9.	Financial Highlights

A summary of unit values, units outstanding and net assets for variable annuity Contracts, expense ratios, excluding expenses of underlying Funds, investment income ratios, and total return for the years ended December 31, 2007, 2006, 2005, 2004 and 2003, follows:

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)
American Funds Insurance Series® Growth Fund - Class 2
2007	211	$10.36	$2,185	(e)	1.40%	(e)
2006	(e)	(e)	(e)	(e)	(e)	(e)
2005	(e)	(e)	(e)	(e)	(e)	(e)
2004	(e)	(e)	(e)	(e)	(e)	(e)
2003	(e)	(e)	(e)	(e)	(e)	(e)
American Funds Insurance Series® Growth-Income
Fund - Class 2
2007	168	$9.80	$1,642	(e)	1.40%	(e)
2006	(e)	(e)	(e)	(e)	(e)	(e)
2005	(e)	(e)	(e)	(e)	(e)	(e)
2004	(e)	(e)	(e)	(e)	(e)	(e)
2003	(e)	(e)	(e)	(e)	(e)	(e)
American Funds Insurance Series® International Fund -
Class 2
2007	164	$10.87	$1,779	(e)	1.40%	(e)
2006	(e)	(e)	(e)	(e)	(e)	(e)
2005	(e)	(e)	(e)	(e)	(e)	(e)
2004	(e)	(e)	(e)	(e)	(e)	(e)
2003	(e)	(e)	(e)	(e)	(e)	(e)
Fidelity® VIP Equity-Income Portfolio - Initial Class
2007	2,150	$25.30	$54,401	1.75%	1.40%	0.12%
2006	2,564	$14.95 to $25.27	$64,793	3.27%	1.40%	18.53% to 18.56%
2005	3,056	$21.32	$65,144	1.63%	1.40%	4.41%
2004	3,310	$20.42	$67,588	1.47%	1.40%	9.96%
2003	3,213	$18.57	$59,666	1.56%	1.40%	28.51%

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)
Fidelity® VIP Contrafund® Portfolio - Initial Class
2007	2,941	$35.82	$105,338	0.90%	1.40%	15.96%
2006	3,421	$30.89	$105,673	1.29%	1.40%	10.16%
2005	3,608	$28.04	$101,171	0.28%	1.40%	15.30%
2004	3,604	$24.32	$87,638	0.32%	1.40%	13.86%
2003	3,473	$21.36	$74,188	0.42%	1.40%	26.69%
Fidelity® VIP Index 500 Portfolio - Initial Class
2007	4,463	$25.40	$113,357	3.63%	1.40%	3.97%
2006	5,171	$24.43	$126,311	1.71%	1.40%	14.11%
2005	5,735	$21.41	$122,778	1.76%	1.40%	3.38%
2004	6,284	$20.71	$130,148	1.27%	1.40%	9.11%
2003	6,480	$18.98	$122,998	1.38%	1.40%	26.62%
Fidelity® VIP Investment Grade Bond Portfolio - Initial
Class
2007	1,349	$14.25	$19,220	4.36%	1.40%	2.89%
2006	1,602	$13.85	$22,191	4.06%	1.40%	2.90%
2005	1,792	$13.46	$24,116	3.66%	1.40%	0.75%
2004	1,902	$13.36	$25,415	4.12%	1.40%	3.01%
2003	1,946	$12.97	$25,245	5.64%	1.40%	3.76%
Fidelity® VIP Money Market Portfolio - Initial Class
2007	876	$10.63 to $13.75	$12,019	5.39%	1.40%	3.70% to 3.71%
2006	899	$10.25 to $13.26	$11,894	4.78%	1.40%	3.43%
2005	1,017	$12.82	$13,139	2.99%	1.40%	1.58%
2004	1,120	$12.62	$14,311	1.15%	1.40%	-0.16%
2003	1,566	$12.64	$20,008	1.20%	1.40%	-0.39%
Franklin Small Cap Value Securities Fund - Class 2
2007	138	$12.18	$1,677	0.82%	1.40%	-3.79%
2006	99	$12.66	$1,249	0.61%	1.40%	15.41%
2005	23	$10.97	$254	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)
ING AllianceBernstein Mid Cap Growth Portfolio -
Service Class
2007	43	$13.95	$603	-	1.40%	9.24%
2006	30	$12.77	$389	-	1.40%	0.39%
2005	1	$12.72	$9	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING BlackRock Large Cap Growth Portfolio -
Institutional Class
2007	1,864	$9.77	$18,207	(e)	1.40%	(e)
2006	(e)	(e)	(e)	(e)	(e)	(e)
2005	(e)	(e)	(e)	(e)	(e)	(e)
2004	(e)	(e)	(e)	(e)	(e)	(e)
2003	(e)	(e)	(e)	(e)	(e)	(e)
ING BlackRock Large Cap Growth Portfolio - Service
Class
2007	4	$9.75	$39	(e)	1.40%	(e)
2006	(e)	(e)	(e)	(e)	(e)	(e)
2005	(e)	(e)	(e)	(e)	(e)	(e)
2004	(e)	(e)	(e)	(e)	(e)	(e)
2003	(e)	(e)	(e)	(e)	(e)	(e)
ING BlackRock Large Cap Growth Portfolio - Service 2
Class
2007	-	$12.35	$2	-	1.40%	5.20%
2006	1	$11.74	$12	(d)	1.40%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
ING FMRSM Diversified Mid Cap Portfolio -
Institutional Class
2007	-	$11.24	$5	-	1.40%	13.19%
2006	-	$9.93	-	(d)	1.40%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)
ING FMRSM Diversified Mid Cap Portfolio - Service
Class
2007	76	$14.98	$1,141	0.11%	1.40%	12.89%
2006	52	$13.27	$696	-	1.40%	10.31%
2005	3	$12.03	$32	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING FMRSM Large Cap Growth Portfolio - Institutional
Class
2007	6,320	$10.34	$65,350	0.22%	1.40%	2.38%
2006	7,642	$10.10	$77,173	(d)	1.40%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
ING Global Resources Portfolio - Service Class
2007	659	$14.23	$9,382	(e)	1.40%	(e)
2006	(e)	(e)	(e)	(e)	(e)	(e)
2005	(e)	(e)	(e)	(e)	(e)	(e)
2004	(e)	(e)	(e)	(e)	(e)	(e)
2003	(e)	(e)	(e)	(e)	(e)	(e)
ING JPMorgan Emerging Markets Equity Portfolio -
Service Class
2007	374	$25.03	$9,360	1.00%	1.40%	36.55%
2006	284	$18.33	$5,203	0.46%	1.40%	33.89%
2005	128	$13.69	$1,750	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING JPMorgan Small Cap Core Equity Portfolio -
Institutional Class
2007	2,330	$12.87	$29,981	0.33%	1.40%	-2.94%
2006	2,879	$13.26	$38,173	0.14%	1.40%	15.30%
2005	7	$11.50	$77	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)
ING Julius Baer Foreign Portfolio - Service Class
2007	462	$19.42	$8,979	0.08%	1.40%	14.84%
2006	497	$16.91	$8,411	-	1.40%	27.33%
2005	249	$13.28	$3,304	0.06%	1.40%	13.80%
2004	169	$11.67	$1,968	(b)	1.40%	(b)
2003	(b)	(b)	(b)	(b)	(b)	(b)
ING Julius Baer Foreign Portfolio - Service 2 Class
2007	28	$16.99	$473	-	1.40%	14.57%
2006	15	$14.83	$222	-	1.40%	27.30%
2005	1	$11.65	$6	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING Legg Mason Value Portfolio - Institutional Class
2007	29	$11.26	$325	-	1.40%	-7.02%
2006	61	$12.11	$739	-	1.40%	5.30%
2005	55	$11.50	$637	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING Legg Mason Value Portfolio - Service 2 Class
2007	3	$10.28	$34	-	1.40%	-7.39%
2006	3	$11.10	$28	(d)	1.40%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
ING Limited Maturity Bond Portfolio - Service Class
2007	818	$10.71	$8,759	1.93%	1.40%	4.28%
2006	978	$10.27	$10,039	7.62%	1.40%	2.39%
2005	6	$10.03	$58	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)
ING Liquid Assets Portfolio - Institutional Class
2007	140	$10.88	$1,526	5.10%	1.40%	3.72%
2006	11	$10.49	$120	4.18%	1.40%	3.55%
2005	142	$10.13	$1,443	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING Lord Abbett Affiliated Portfolio - Institutional
Class
2007	62	$11.09	$684	0.50%	1.40%	2.88%
2006	11	$10.78	$120	(d)	1.40%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
ING Marsico Growth Portfolio - Service Class
2007	48	$13.37	$647	-	1.40%	12.54%
2006	40	$11.88	$474	-	1.40%	3.48%
2005	24	$11.48	$276	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING Marsico Growth Portfolio - Service 2 Class
2007	2	$12.63	$25	-	1.40%	12.47%
2006	1	$11.23	$10	-	1.40%	3.31%
2005	-	$10.87	$5	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING Marsico International Opportunities Portfolio -
Institutional Class
2007	1,675	$18.17	$30,432	1.22%	1.40%	19.23%
2006	1,983	$15.24	$30,226	0.14%	1.40%	22.51%
2005	13	$12.44	$158	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)
ING MFS Total Return Portfolio - Service Class
2007	288	$14.19	$4,082	2.66%	1.40%	2.53%
2006	385	$13.84	$5,324	2.40%	1.40%	10.37%
2005	468	$12.54	$5,874	2.64%	1.40%	1.46%
2004	270	$12.36	$3,342	2.94%	1.40%	9.57%
2003	35	$11.28	$396	(a)	1.40%	(a)
ING MFS Total Return Portfolio - Service 2 Class
2007	4	$11.51	$47	2.38%	1.40%	2.40%
2006	3	$11.24	$37	(d)	1.40%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
ING Pioneer Equity Income Portfolio - Institutional
Class
2007	231	$9.22	$2,134	(e)	1.40%	(e)
2006	(e)	(e)	(e)	(e)	(e)	(e)
2005	(e)	(e)	(e)	(e)	(e)	(e)
2004	(e)	(e)	(e)	(e)	(e)	(e)
2003	(e)	(e)	(e)	(e)	(e)	(e)
ING Pioneer Fund Portfolio - Service Class
2007	9	$13.10	$119	1.14%	1.40%	3.64%
2006	5	$12.64	$57	-	1.40%	15.12%
2005	-	$10.98	$0	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING Pioneer Mid Cap Value Portfolio - Service Class
2007	10	$12.56	$128	1.05%	1.40%	4.06%
2006	5	$12.07	$63	0.17%	1.40%	10.73%
2005	5	$10.90	$50	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)
ING Stock Index Portfolio - Institutional Class
2007	16	$12.36	$198	3.18%	1.40%	3.78%
2006	20	$11.91	$242	1.88%	1.40%	13.86%
2005	2	$10.46	$24	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING T. Rowe Price Capital Appreciation Portfolio -
Service Class
2007	770	$12.82	$9,875	1.99%	1.40%	2.97%
2006	533	$12.45	$6,636	1.24%	1.40%	13.08%
2005	198	$11.01	$2,185	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING T. Rowe Price Equity Income Portfolio - Service
Class
2007	302	$16.85	$5,084	1.39%	1.40%	1.63%
2006	320	$16.58	$5,313	1.32%	1.40%	17.42%
2005	311	$14.12	$4,395	1.20%	1.40%	2.47%
2004	235	$13.78	$3,232	1.38%	1.40%	13.32%
2003	45	$12.16	$549	(a)	1.40%	(a)
ING T. Rowe Price Equity Income Portfolio - Service 2
Class
2007	21	$12.32	$253	1.28%	1.40%	1.48%
2006	18	$12.14	$216	0.83%	1.40%	17.29%
2005	1	$10.35	$11	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING Van Kampen Growth and Income Portfolio -
Service Class
2007	1,260	$12.87	$16,217	1.41%	1.40%	1.10%
2006	1,647	$12.73	$20,970	1.99%	1.40%	14.38%
2005	13	$11.13	$144	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)
ING Van Kampen Growth and Income Portfolio -
Service 2 Class
2007	3	$12.71	$39	-	1.40%	0.95%
2006	2	$12.59	$27	(d)	1.40%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
ING VP Index Plus International Equity Portfolio -
Institutional Class
2007	3	$12.75	$34	(e)	1.40%	(e)
2006	(e)	(e)	(e)	(e)	(e)	(e)
2005	(e)	(e)	(e)	(e)	(e)	(e)
2004	(e)	(e)	(e)	(e)	(e)	(e)
2003	(e)	(e)	(e)	(e)	(e)	(e)
ING VP Index Plus International Equity Portfolio -
Service Class
2007	97	$11.58	$1,126	-	1.40%	6.73%
2006	98	$10.85	$1,064	(d)	1.40%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
ING American Century Large Company Value
Portfolio - Initial Class
2007	15	$12.14	$186	1.21%	1.40%	-3.11%
2006	12	$12.53	$145	0.89%	1.40%	17.87%
2005	4	$10.63	$44	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING American Century Large Company Value
Portfolio - Service Class
2007	1	$11.52	$11	-	1.40%	-3.36%
2006	1	$11.92	$6	(d)	1.40%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)
ING American Century Small-Mid Cap Value
Portfolio - Initial Class
2007	70	$18.74	$1,311	0.66%	1.40%	-4.05%
2006	87	$19.53	$1,705	0.02%	1.40%	14.14%
2005	86	$17.11	$1,472	0.47%	1.40%	6.67%
2004	66	$16.04	$1,059	0.31%	1.40%	19.88%
2003	18	$13.00	$240	4.98%	1.40%	33.93%
ING American Century Small-Mid Cap Value Portfolio -
Service Class
2007	2	$11.99	$22	-	1.40%	-4.31%
2006	1	$12.53	$9	0.01%	1.40%	13.91%
2005	-	$11.00	$4	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING Baron Small Cap Growth Portfolio - Initial Class
2007	153	$21.21	$3,239	-	1.40%	4.84%
2006	146	$20.23	$2,944	-	1.40%	13.97%
2005	110	$17.75	$1,959	-	1.40%	6.10%
2004	51	$16.73	$856	-	1.40%	26.55%
2003	25	$13.22	$333	-	1.40%	31.94%
ING Baron Small Cap Growth Portfolio - Service Class
2007	9	$12.67	$114	-	1.40%	4.62%
2006	4	$12.11	$47	-	1.40%	13.60%
2005	-	$10.66	$0	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING Davis New York Venture Portfolio - Initial Class
2007	47	$12.82	$598	0.40%	1.40%	2.97%
2006	33	$12.45	$412	0.03%	1.40%	12.67%
2005	3	$11.05	$34	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)
ING Davis New York Venture Portfolio - Service Class
2007	1	$12.12	$18	-	1.40%	2.71%
2006	-	$11.80	$2	(d)	1.40%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
ING Fidelity® VIP Contrafund® Portfolio - Service
Class
2007	74	$14.69	$1,087	0.35%	1.40%	15.22%
2006	50	$12.75	$641	-	1.40%	9.63%
2005	1	$11.63	$10	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING Fidelity® VIP Equity-Income Portfolio - Service
Class
2007	17	$12.39	$217	1.94%	1.40%	-0.40%
2006	7	$12.44	$93	-	1.40%	17.91%
2005	1	$10.55	$6	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING Fidelity® VIP Growth Portfolio - Service Class
2007	1	$13.80	$14	-	1.40%	24.55%
2006	-	$11.08	$5	-	1.40%	4.73%
2005	-	$10.58	$0	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING Fidelity® VIP Mid Cap Portfolio - Service Class
2007	21	$14.86	$312	-	1.40%	13.35%
2006	15	$13.11	$198	-	1.40%	10.63%
2005	-	$11.85	$2	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)
ING JPMorgan International Portfolio - Initial Class
2007	40	$14.66	$584	2.85%	1.40%	8.59%
2006	19	$13.50	$257	0.55%	1.40%	20.43%
2005	3	$11.21	$31	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING JPMorgan International Portfolio - Service Class
2007	5	$14.45	$70	2.17%	1.40%	8.24%
2006	2	$13.35	$22	(d)	1.40%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
ING JPMorgan Mid Cap Value Portfolio - Initial Class
2007	326	$19.19	$6,257	0.80%	1.40%	1.16%
2006	318	$18.97	$6,024	0.01%	1.40%	15.25%
2005	313	$16.46	$5,151	0.66%	1.40%	7.16%
2004	177	$15.36	$2,712	0.42%	1.40%	19.25%
2003	47	$12.88	$609	(a)	1.40%	(a)
ING JPMorgan Mid Cap Value Portfolio - Service Class
2007	14	$12.59	$174	0.78%	1.40%	0.88%
2006	7	$12.48	$84	-	1.40%	14.92%
2005	1	$10.86	$10	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING Legg Mason Partners Aggressive Growth
Portfolio - Initial Class
2007	1,820	$12.58	$22,899	-	1.40%	-3.01%
2006	2,195	$12.97	$28,466	-	1.40%	8.72%
2005	1	$11.93	$9	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)
ING Legg Mason Partners Aggressive Growth
Portfolio - Service Class
2007	1	$11.68	$9	-	1.40%	-3.23%
2006	1	$12.07	$10	(d)	1.40%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
ING Legg Mason Partners Large Cap Growth Portfolio -
Initial Class
2007	11	$12.14	$129	-	1.40%	3.41%
2006	8	$11.74	$90	-	1.40%	2.71%
2005	6	$11.43	$64	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING Legg Mason Partners Large Cap Growth
Portfolio - Service Class
2007	-	$11.17	$0	(e)	1.40%	(e)
2006	(e)	(e)	(e)	(e)	(e)	(e)
2005	(e)	(e)	(e)	(e)	(e)	(e)
2004	(e)	(e)	(e)	(e)	(e)	(e)
2003	(e)	(e)	(e)	(e)	(e)	(e)
ING Neuberger Berman Partners Portfolio - Initial
Class
2007	1,426	$11.55	$16,466	0.27%	1.40%	7.24%
2006	1,849	$10.77	$19,909	(d)	1.40%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
ING OpCap Balanced Value Portfolio - Initial Class
2007	14	$11.18	$151	1.89%	1.40%	-5.09%
2006	14	$11.78	$166	1.84%	1.40%	9.18%
2005	5	$10.79	$49	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)
ING OpCap Balanced Value Portfolio - Service Class
2007	-	$10.63	$2	-	1.40%	-5.26%
2006	-	11.22	$2	(d)	1.40%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
ING Oppenheimer Global Portfolio - Initial Class
2007	2,820	$20.51	$57,830	1.08%	1.40%	5.07%
2006	3,212	$13.52 to $19.52	$62,695	0.07%	1.40%	16.33% to 16.35%
2005	3,171	$16.78	$53,203	1.63%	1.40%	12.02%
2004	43	$14.98	$651	-	1.40%	13.66%
2003	20	$13.18	$264	(a)	1.40%	(a)
ING Oppenheimer Global Portfolio - Service Class
2007	16	$14.12	$222	0.90%	1.40%	4.83%
2006	17	$13.47	$223	0.06%	1.40%	16.02%
2005	-	$11.61	$5	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING Oppenheimer Strategic Income Portfolio - Service
Class
2007	29	$11.44	$332	4.18%	1.40%	7.12%
2006	14	$10.68	$147	(d)	1.40%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
ING PIMCO Total Return Portfolio - Initial Class
2007	285	$12.00	$3,416	3.27%	1.40%	8.11%
2006	315	$11.10	$3,496	1.97%	1.40%	2.78%
2005	289	$10.80	$3,123	1.80%	1.40%	0.93%
2004	129	$10.70	$1,381	-	1.40%	3.18%
2003	65	$10.37	$673	(a)	1.40%	(a)

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)
ING PIMCO Total Return Portfolio - Service Class
2007	6	$11.15	$72	3.51%	1.40%	7.94%
2006	4	$10.33	$42	0.19%	1.40%	2.58%
2005	-	$10.07	$1	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING Pioneer High Yield Portfolio - Initial Class
2007	78	$11.06	$863	4.86%	1.40%	4.73%
2006	20	$10.56	$207	(d)	1.40%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
ING Solution 2015 Portfolio - Initial Class
2007	2	$10.10	$20	(e)	1.40%	(e)
2006	(e)	(e)	(e)	(e)	(e)	(e)
2005	(e)	(e)	(e)	(e)	(e)	(e)
2004	(e)	(e)	(e)	(e)	(e)	(e)
2003	(e)	(e)	(e)	(e)	(e)	(e)
ING Solution 2015 Portfolio - Service Class
2007	7	$12.02	$87	-	1.40%	3.09%
2006	6	$11.66	$73	(d)	1.40%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
ING Solution 2025 Portfolio - Service Class
2007	49	$12.48	$608	0.33%	1.40%	3.14%
2006	49	$12.10	$593	0.33%	1.40%	11.01%
2005	-	$10.90	$3	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)
ING Solution 2035 Portfolio - Service Class
2007	3	$12.92	$38	(e)	1.40%	(e)
2006	(e)	(e)	(e)	(e)	(e)	(e)
2005	(e)	(e)	(e)	(e)	(e)	(e)
2004	(e)	(e)	(e)	(e)	(e)	(e)
2003	(e)	(e)	(e)	(e)	(e)	(e)
ING Solution 2045 Portfolio - Initial Class
2007	-	$10.16	$2	(e)	1.40%	(e)
2006	(e)	(e)	(e)	(e)	(e)	(e)
2005	(e)	(e)	(e)	(e)	(e)	(e)
2004	(e)	(e)	(e)	(e)	(e)	(e)
2003	(e)	(e)	(e)	(e)	(e)	(e)
ING Solution 2045 Portfolio - Service Class
2007	-	$13.33	$1	(e)	1.40%	(e)
2006	(e)	(e)	(e)	(e)	(e)	(e)
2005	(e)	(e)	(e)	(e)	(e)	(e)
2004	(e)	(e)	(e)	(e)	(e)	(e)
2003	(e)	(e)	(e)	(e)	(e)	(e)
ING Solution Income Portfolio - Service Class
2007	1	$11.31	$16	-	1.40%	3.76%
2006	1	$10.90	$6	(d)	1.40%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
ING T. Rowe Price Diversified Mid Cap Growth
Portfolio - Initial Class
2007	4,685	$12.84 to $13.36	$62,590	0.19%	1.40%	11.75% to 11.80%
2006	5,458	$11.49 to $11.95	$65,223	-	1.40%	7.56%
2005	3,048	$11.11	$33,867	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)
ING T. Rowe Price Diversified Mid Cap Growth
Portfolio - Service Class
2007	1	$13.21	$13	-	1.40%	11.48%
2006	1	$11.85	$10	-	1.40%	7.43%
2005	-	$11.03	$4	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING T. Rowe Price Growth Equity Portfolio - Initial
Class
2007	206	$17.56	$3,610	0.50%	1.40%	8.40%
2006	195	$16.20	$3,153	0.25%	1.40%	11.72%
2005	172	$14.50	$2,488	0.50%	1.40%	4.69%
2004	111	$13.85	$1,535	0.19%	1.40%	8.46%
2003	42	$12.77	$533	(a)	1.40%	(a)
ING T. Rowe Price Growth Equity Portfolio - Service
Class
2007	3	$12.81	$33	-	1.40%	8.10%
2006	1	$11.85	$15	-	1.40%	11.37%
2005	1	$10.64	$6	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING Thornburg Value Portfolio - Service Class
2007	-	$12.34	$2	(e)	1.40%	(e)
2006	(e)	(e)	(e)	(e)	(e)	(e)
2005	(e)	(e)	(e)	(e)	(e)	(e)
2004	(e)	(e)	(e)	(e)	(e)	(e)
2003	(e)	(e)	(e)	(e)	(e)	(e)
ING UBS U.S. Large Cap Equity Portfolio - Initial
Class
2007	389	$12.66	$4,924	0.75%	1.40%	-0.24%
2006	455	$12.69	$5,768	1.51%	1.40%	12.90%
2005	2	$11.24	$17	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)
ING UBS U.S. Large Cap Equity Portfolio - Service
Class
2007	1	$12.14	$9	-	1.40%	-0.49%
2006	-	$12.20	$0	(d)	1.40%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
ING Van Kampen Comstock Portfolio - Initial Class
2007	308	$16.65	$5,134	1.60%	1.40%	-3.42%
2006	332	$17.24	$5,731	0.95%	1.40%	14.63%
2005	292	$15.04	$4,389	0.71%	1.40%	2.31%
2004	145	$14.70	$2,136	-	1.40%	15.20%
2003	35	$12.76	$442	4.51%	1.40%	28.11%
ING Van Kampen Comstock Portfolio - Service Class
2007	16	$11.46	$184	1.56%	1.40%	-3.62%
2006	6	$11.89	$73	1.14%	1.40%	14.22%
2005	-	$10.41	$1	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING Van Kampen Equity and Income Portfolio -
Initial Class
2007	1,088	$12.35	$13,439	2.45%	1.40%	2.07%
2006	1,316	$12.10	$15,926	3.75%	1.40%	11.11%
2005	29	$10.89	$313	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING Van Kampen Equity and Income Portfolio -
Service Class
2007	15	$12.15	$180	1.86%	1.40%	1.84%
2006	12	$11.93	$143	0.72%	1.40%	10.87%
2005	1	$10.76	$14	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)
ING VP Strategic Allocation Conservative Portfolio -
Class I
2007	116	$13.65	$1,590	2.73%	1.40%	4.36%
2006	63	$13.08	$828	1.99%	1.40%	6.86%
2005	33	$12.24	$400	1.52%	1.40%	2.34%
2004	47	$11.96	$556	4.85%	1.40%	6.50%
2003	20	$11.23	$228	(a)	1.40%	(a)
ING VP Strategic Allocation Growth Portfolio - Class I
2007	154	$16.33	$2,511	1.45%	1.40%	3.62%
2006	85	$15.76	$1,341	1.16%	1.40%	11.61%
2005	52	$14.12	$728	1.15%	1.40%	4.75%
2004	15	$13.48	$197	0.89%	1.40%	10.40%
2003	2	$12.21	$27	(a)	1.40%	(a)
ING VP Strategic Allocation Moderate Portfolio -
Class I
2007	201	$15.05	$3,019	1.87%	1.40%	4.01%
2006	125	$14.47	$1,802	1.84%	1.40%	9.62%
2005	95	$13.20	$1,250	1.41%	1.40%	3.21%
2004	66	$12.79	$845	1.20%	1.40%	8.76%
2003	13	$11.76	$157	(a)	1.40%	(a)
ING VP Growth and Income Portfolio - Class I
2007	164	$12.87	$2,105	(e)	1.40%	(e)
2006	(e)	(e)	(e)	(e)	(e)	(e)
2005	(e)	(e)	(e)	(e)	(e)	(e)
2004	(e)	(e)	(e)	(e)	(e)	(e)
2003	(e)	(e)	(e)	(e)	(e)	(e)
ING VP Global Science and Technology Portfolio -
Class I
2007	25	$14.62	$364	-	1.40%	17.34%
2006	17	$12.46	$215	-	1.40%	5.77%
2005	7	$11.78	$81	-	1.40%	10.20%
2004	8	$10.69	$88	(b)	1.40%	(b)
2003	(b)	(b)	(b)	(b)	(b)	(b)

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)
ING VP Growth Portfolio - Class I
2007	1	$12.83	$13	(e)	1.40%	(e)
2006	(e)	(e)	(e)	(e)	(e)	(e)
2005	(e)	(e)	(e)	(e)	(e)	(e)
2004	(e)	(e)	(e)	(e)	(e)	(e)
2003	(e)	(e)	(e)	(e)	(e)	(e)
ING VP Index Plus LargeCap Portfolio - Class I
2007	266	$16.33	$4,340	1.29%	1.40%	3.55%
2006	296	$15.77	$4,668	0.63%	1.40%	12.97%
2005	131	$13.96	$1,828	1.35%	1.40%	3.95%
2004	84	$13.43	$1,134	1.12%	1.40%	9.01%
2003	24	$12.32	$299	(a)	1.40%	(a)
ING VP Index Plus MidCap Portfolio - Class I
2007	490	$18.40	$9,008	0.84%	1.40%	4.01%
2006	585	$17.69	$10,354	0.63%	1.40%	7.93%
2005	494	$16.39	$8,100	0.42%	1.40%	9.63%
2004	163	$14.95	$2,440	0.34%	1.40%	14.91%
2003	39	$13.01	$505	(a)	1.40%	(a)
ING VP Index Plus SmallCap Portfolio - Class I
2007	335	$17.63	$5,913	0.50%	1.40%	-7.55%
2006	442	$19.07	$8,419	0.42%	1.40%	12.24%
2005	359	$16.99	$6,103	0.29%	1.40%	6.12%
2004	113	$16.01	$1,809	0.19%	1.40%	20.38%
2003	20	$13.30	$271	(a)	1.40%	(a)
ING VP Small Company Portfolio - Class I
2007	3	$13.59	$35	-	1.40%	4.38%
2006	2	$13.02	$20	-	1.40%	15.22%
2005	-	$11.30	-	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)
ING VP Value Opportunity Portfolio - Class I
2007	85	$12.39	$1,049	1.64%	1.40%	1.56%
2006	94	$12.20	$1,149	1.43%	1.40%	14.45%
2005	101	$10.66	$1,080	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING VP Financial Services Portfolio - Class I
2007	19	$11.80	$219	1.90%	1.40%	-13.68%
2006	22	$13.67	$307	1.04%	1.40%	15.85%
2005	8	$11.80	$90	0.71%	1.40%	6.21%
2004	3	$11.11	$38	(b)	1.40%	(b)
2003	(b)	(b)	(b)	(b)	(b)	(b)
ING VP High Yield Bond Portfolio - Class I
2007	414	$10.88	$4,499	7.46%	1.40%	0.37%
2006	537	$10.84	$5,825	6.57%	1.40%	8.29%
2005	547	$10.01	$5,480	4.71%	1.40%	-
2004	1,331	$10.01	$13,321	4.09%	1.40%	6.49%
2003	1,405	$9.40	$13,210	7.10%	1.40%	15.76%
ING VP International Value Portfolio - Class I
2007	914	$29.07	$26,565	1.78%	1.40%	11.85%
2006	1,081	$25.99	$28,080	2.42%	1.40%	27.65%
2005	1,316	$20.36	$26,789	2.33%	1.40%	7.90%
2004	1,366	$18.87	$25,772	1.19%	1.40%	15.77%
2003	1,088	$16.30	$17,742	1.46%	1.40%	28.14%
ING VP MidCap Opportunities Portfolio - Class I
2007	3,649	$9.23 to $16.57	$33,681	-	1.40%	23.93% to 24.06%
2006	4,536	$7.44	$33,745	-	1.40%	6.29%
2005	5,264	$7.00	$36,845	-	1.40%	8.70%
2004	5,981	$6.44	$38,521	-	1.40%	10.09%
2003	285	$5.85	$1,669	-	1.40%	34.79%

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)
ING VP Real Estate Portfolio - Class I
2007	202	$17.08	$3,459	3.28%	1.40%	-17.33%
2006	240	$20.66	$4,950	2.52%	1.40%	34.24%
2005	157	$15.39	$2,413	2.94%	1.40%	10.96%
2004	69	$13.87	$952	(b)	1.40%	(b)
2003	(b)	(b)	(b)	(b)	(b)	(b)
ING VP SmallCap Opportunities Portfolio - Class I
2007	674	$27.22	$18,349	-	1.40%	8.53%
2006	791	$25.08	$19,846	-	1.40%	10.97%
2005	927	$22.60	$20,948	-	1.40%	7.62%
2004	1,081	$21.00	$22,696	-	1.40%	8.64%
2003	1,213	$19.33	$23,457	-	1.40%	36.61%
ING VP Balanced Portfolio - Class I
2007	112	$12.01	$1,341	2.80%	1.40%	4.07%
2006	137	$11.54	$1,583	0.17%	1.40%	8.46%
2005	3	$10.64	$32	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING VP Intermediate Bond Portfolio - Class I
2007	132	$10.88	$1,435	4.83%	1.40%	4.51%
2006	73	$10.41	$762	7.63%	1.40%	2.66%
2005	2	$10.14	$24	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING VP Money Market Portfolio - Class I
2007	15	$10.89	$163	3.98%	1.40%	3.71%
2006	23	$10.50	$239	(d)	1.40%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)
Lord Abbett Series Fund - Mid-Cap Value Portfolio -
Class VC
2007	108	$11.97	$1,295	0.48%	1.40%	-0.83%
2006	98	$12.07	$1,183	0.69%	1.40%	10.63%
2005	41	$10.91	$449	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
Neuberger Berman AMT Socially Responsive
Portfolio® - Class I
2007	236	$16.38	$3,871	0.08%	1.40%	6.09%
2006	221	$15.44	$3,416	0.18%	1.40%	12.13%
2005	236	$13.77	$3,252	-	1.40%	5.36%
2004	222	$13.07	$2,904	-	1.40%	11.71%
2003	190	$11.70	$2,222	-	1.40%	32.50%
Oppenheimer Main Street Small Cap Fund®/VA
2007	9	$12.46	$108	-	1.40%	-2.66%
2006	8	$12.80	$106	-	1.40%	13.48%
2005	-	$11.28	$3	(c)	1.40%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
PIMCO Real Return Portfolio - Administrative Class
2007	162	$11.75	$1,908	4.54%	1.40%	9.00%
2006	142	$10.78	$1,532	4.37%	1.40%	-0.55%
2005	170	$10.84	$1,839	3.98%	1.40%	0.65%
2004	72	$10.77	$770	(b)	1.40%	(b)
2003	(b)	(b)	(b)	(b)	(b)	(b)
Pioneer High Yield VCT Portfolio - Class I
2007	112	$11.94	$1,340	5.50%	1.40%	4.37%
2006	118	$11.44	$1,351	5.35%	1.40%	7.02%
2005	92	$10.69	$981	2.95%	1.40%	0.47%
2004	181	$10.64	$1,926	(b)	1.40%	(b)
2003	(b)	(b)	(b)	(b)	(b)	(b)

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)
Wanger Select
2007	231	$15.81	$3,655	-	1.40%	7.84%
2006	180	$14.66	$2,641	0.27%	1.40%	18.04%
2005	109	$12.42	$1,352	-	1.40%	8.95%
2004	88	$11.40	$1,007	(b)	1.40%	(b)
2003	(b)	(b)	(b)	(b)	(b)	(b)
Wanger U.S. Smaller Companies
2007	134	$14.02	$1,877	-	1.40%	3.93%
2006	130	$13.49	$1,760	0.22%	1.40%	6.39%
2005	104	$12.68	$1,313	-	1.40%	9.69%
2004	36	$11.56	$421	(b)	1.40%	(b)
2003	(b)	(b)	(b)	(b)	(b)	(b)

(a)	As investment Division had no investments until 2003, this data is not meaningful and is therefore not presented.

(b)	As investment Division had no investments until 2004, this data is not meaningful and is therefore not presented.

(c)	As investment Division had no investments until 2005, this data is not meaningful and is therefore not presented.

(d)	As investment Division had no investments until 2006, this data is not meaningful and is therefore not presented.

(e)	As investment Division had no investments until 2007, this data is not meaningful and is therefore not presented.

A	The Investment Income Ratio represents dividends received by the Division, excluding capital gains distributions divided by the average net assets.
The recognition of investment income is determined by the timing of the declaration of dividends by the underlying fund in which the Division invests.

B	The Expense Ratio considers only the expenses borne directly by the Account and is equal to the mortality and expense, administrative and other charges, as defined in Note 4. Certain items in this table are presented as a range of minimum and maximum values; however, such information is calculated independently for each column in the table.

C	Total Return is calculated as the change in unit value for each Contract presented in the Statements of Assets and Liabilities. Certain items in this table are presented as a range of minimum and maximum values; however, such information is calculated independently for each column in the table.

FINANCIAL STATEMENTS — STATUTORY BASIS ReliaStar Life Insurance Company For the years ended December 31, 2007, 2006 and 2005 with Report of Independent Registered Public Accounting Firm

RELIASTAR LIFE INSURANCE COMPANY Financial Statements Statutory Basis

Contents

Report of Independent Registered Public Accounting Firm	1

Audited Financial Statements Statutory Basis

Balance Sheets Statutory Basis – as of December 31, 2007 and 2006	3
Statements of Operations Statutory Basis – for the years ended December 31, 2007,
2006 and 2005	5
Statements of Changes in Capital and Surplus Statutory Basis – for the years ended
December 31, 2007, 2006 and 2005	6
Statements of Cash Flows Statutory Basis – for the years ended December 31, 2007,
2006 and 2005	7
Notes to Financial Statements Statutory Basis	8

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholder ReliaStar Life Insurance Company

We have audited the accompanying statutory basis balance sheets of ReliaStar Life Insurance Company (the “Company,” an indirect wholly owned subsidiary of ING America Insurance Holdings, Inc.), as of December 31, 2007 and 2006, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Minnesota Department of Commerce, Division of Insurance (“Minnesota Division of Insurance”), which practices differ from United States generally accepted accounting principles. The variances between such practices and United States generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with United States generally accepted accounting principles, the financial position of ReliaStar Life Insurance Company at December 31, 2007 and 2006, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2007.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ReliaStar Life Insurance Company at December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, in conformity with accounting practices prescribed or permitted by the Minnesota Division of Insurance.

/s/ Ernst & Young LLP

Atlanta, Georgia March 31, 2008

RELIASTAR LIFE INSURANCE COMPANY
Balance Sheets - Statutory Basis

	December 31
	2007	2006

	(In Thousands)
Admitted assets
Cash and invested assets:
Bonds	$ 13,636,553	$ 13,365,486
Preferred stocks	122,290	129,773
Common stocks	23,653	3,045
Subsidiaries	331,847	330,204
Mortgage loans	2,411,673	2,134,551
Real estate:
Properties occupied by the Company	84,694	87,007
Properties held for the production of income	6,899	8,348
Contract loans	683,218	674,130
Other invested assets	740,336	596,303
Cash and short term investments	185,882	341,241

Total cash and invested assets	18,227,045	17,670,088
Deferred and uncollected premiums, less loading (2007-$32,021; 2006-$23,190)	102,985	141,945
Accrued investment income	172,920	175,674
Reinsurance balances recoverable	205,999	186,164
Indebtedness from related parties	85,192	54,183
Net deferred tax asset	117,220	111,666
Separate account assets	3,432,705	3,688,327
Other assets	21,031	22,561

Total admitted assets	$ 22,365,097	$ 22,050,608

The accompanying notes are an integral part of these financial statements.

3

RELIASTAR LIFE INSURANCE COMPANY
Balance Sheets - Statutory Basis

	December 31
	2007	2006

	(In Thousands,
	except share amounts)
Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$ 12,611,754	$ 12,715,529
Accident and health reserves	1,217,125	1,234,942
Deposit type contracts	818,920	610,245
Policyholders’ funds	1,172	718
Dividends payable	14,565	14,186
Policy and contract claims	402,658	420,472

Total policy and contract liabilities	15,066,194	14,996,092

Interest maintenance reserve	-	6,818
Accounts payable and accrued expenses	159,423	161,300
Reinsurance balances	286,213	79,832
Current federal income taxes payable (including $9,008 and
($14,367) on realized capital gains (losses) at December 31,
2007 and 2006, respectively)	89,910	24,638
Indebtedness to related parties	53,174	13,844
Contingency reserve	44,083	58,487
Asset valuation reserve	160,815	135,266
Borrowed money	613,837	566,540
Net transfers to separate accounts	(157,002)	(177,076)
Other liabilities	289,813	174,703
Separate account liabilities	3,432,705	3,686,705

Total liabilities	20,039,165	19,727,149

Capital and surplus:
Common stock: authorized 25,000,000 shares of $1.25 par value;
2,000,000 shares issued and outstanding	2,500	2,500
Preferred capital stock	100	100
Surplus note	100,000	100,000
Paid-in and contributed surplus	1,767,125	1,672,125
Unassigned surplus	456,307	548,834
Preferred capital stock, held in treasury	(100)	(100)

Total capital and surplus	2,325,932	2,323,459

Total liabilities and capital and surplus	$ 22,365,097	$ 22,050,608

The accompanying notes are an integral part of these financial statements.

4

RELIASTAR LIFE INSURANCE COMPANY
Statements of Operations – Statutory Basis

	Year ended December 31
	2007	2006	2005

		(In Thousands)
Premiums and other revenues:
Life, annuity, and accident and health premiums	$ 2,407,929	$ 3,038,520	$ 3,114,418
Considerations for supplementary contracts with life contingencies	2,022	1,765	2,400
Net investment income	950,685	946,258	932,511
Amortization of interest maintenance reserve	(598)	2,655	12,027
Commissions, expense allowances and reserve adjustments
on reinsurance ceded	578,167	100,541	61,228
Other revenue	156,636	168,885	161,776

Total premiums and other revenues	4,094,841	4,258,624	4,284,360
Benefits paid or provided:
Death benefits	943,659	1,039,020	900,400
Annuity benefits	110,050	114,877	120,306
Surrender benefits and withdrawals	1,847,038	2,209,109	1,926,257
Interest on policy or contract funds	28,364	9,920	19,507
Accident and health benefits	579,121	456,140	401,269
Other benefits	7,403	7,991	8,440
(Decrease) increase in life, annuity and accident and health reserves	(121,592)	(7,113)	355,324
Net transfers from separate accounts	(386,445)	(672,208)	(454,724)

Total benefits paid or provided	3,007,598	3,157,736	3,276,779
Insurance expenses and other deductions:
Commissions	392,398	310,088	309,210
General expenses	401,062	366,642	353,688
Insurance taxes, licenses and fees	51,412	47,773	48,873
Other (additions) deductions	(36,436)	127,813	1,092

Total insurance expenses and other deductions	808,436	852,316	712,863

Gain from operations before policyholder dividends, federal income
taxes and net realized capital gains (losses)	278,807	248,572	294,718

Dividends to policyholders	18,500	18,257	17,248

Gain from operations before federal income taxes
and net realized capital gains (losses)	260,307	230,315	277,470

Federal income tax expense	110,413	97,155	86,763

Gain from operations before net realized capital gains (losses)	149,894	133,160	190,707
Net realized capital gains (losses)	3,156	(3,660)	(8,193)

Net income	$ 153,050	$ 129,500	$ 182,514

The accompanying notes are an integral part of these financial statements.

5

RELIASTAR LIFE INSURANCE COMPANY
Statements of Changes in Capital and Surplus—Statutory Basis

	Year ended December 31
	2007	2006	2005

		(In Thousands)
Common stock:
Balance at beginning and end of year	$ 2,500	$ 2,500	$ 2,500

Surplus note:
Balance at beginning and end of year	$ 100,000	$ 100,000	$ 100,000

Paid-in and contributed surplus:
Balance at beginning of year	$ 1,672,125	$ 1,472,125	$ 1,272,125
Capital contributions	95,000	200,000	200,000

Balance at end of year	$ 1,767,125	$ 1,672,125	$ 1,472,125

Unassigned surplus:
Balance at beginning of year	$ 548,834	$ 305,515	$ 163,867
Net income	153,050	129,500	182,514
Change in net unrealized capital gains (losses)	(175,577)	4,514	4,633
Change in nonadmitted assets	(71,572)	43,687	(48,593)
Change in liability for reinsurance in unauthorized companies	(6,733)	(2,022)	4,563
Change in asset valuation reserve	(25,549)	(4,483)	(3,557)
Change in reserve on account of change in valuation basis	-	-	717
Other changes in surplus in separate account statement	1,209	(1,128)	9,810
Change in net deferred income tax	47,184	11,857	(2,930)
Change in surplus as a result of reinsurance	30,049	104,730	-
Amortization of deferred gain on reinsurance transaction	(46,376)	(9,822)	(1,999)
Dividends to stockholder	-	(35,000)	-
Additional minimum pension liability	1,788	1,486	(3,510)

Balance at end of year	456,307	548,834	305,515

Total capital and surplus	$ 2,325,932	$ 2,323,459	$ 1,880,140

The accompanying notes are an integral part of these financial statements.

6

RELIASTAR LIFE INSURANCE COMPANY
Statements of Cash Flows—Statutory Basis

	Year ended December 31
	2007	2006	2005

		(In Thousands)
Operations
Premiums, policy proceeds, and other considerations received,
net of reinsurance paid	$ 2,003,357	$ 3,034,308	$ 3,091,025
Net investment income received	1,026,284	993,570	979,664
Commissions and expenses paid	(821,882)	(723,944)	(710,423)
Benefits paid	(3,557,172)	(3,818,615)	(3,360,175)
Net transfers from separate accounts	396,242	664,165	471,491
Dividends paid to policyholders	(18,121)	(16,626)	(17,274)
Federal income taxes paid	(54,150)	(92,015)	(42,765)
Miscellaneous income	1,168,680	233,289	219,007

Net cash provided by operations	143,238	274,132	630,550

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	7,865,334	6,340,198	10,686,980
Stocks	58,279	665	10,324
Mortgage loans	343,501	426,875	505,453
Real estate	2,601	-	705
Other invested assets	11,993,637	7,192,268	3,624,762
Net loss on cash and short term investments	2,652	(7,325)	(7,011)
Miscellaneous proceeds	84,663	53,124	10,662

Total investment proceeds	20,350,667	14,005,805	14,831,875

Cost of investments acquired:
Bonds	8,222,389	6,433,242	11,504,307
Stocks	34,701	2,781	11,496
Mortgage loans	620,696	346,337	492,190
Real estate	1,978	477	9,978
Other invested assets	12,231,320	7,497,473	3,591,866
Miscellaneous applications	48,657	27,447	24,345

Total cost of investments acquired	21,159,741	14,307,757	15,634,182

Net decrease in contract loans	9,088	9,878	574

Net cash used in investment activities	(818,162)	(311,830)	(802,881)

Financing and miscellaneous activities
Other cash provided (applied):
Capital and surplus paid-in	95,000	200,000	200,000
Borrowed money	46,069	(7,643)	(4,182)
Net deposits (withdrawals) on deposit type contracts	208,675	(31,896)	16,223
Dividends paid to stockholder	-	(35,000)	-
Other cash provided	169,821	71,247	(38,868)

Net cash provided by financing and miscellaneous activities	519,565	196,708	173,173

Net (decrease) increase in cash and short term investments	(155,359)	159,010	842
Cash and short term investments:
Beginning of year	341,241	182,231	181,389

End of year	$ 185,882	$ 341,241	$ 182,231

7

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements - Statutory Basis
December 31, 2007
(Dollar amounts in millions, unless otherwise stated)

1. Nature of Operations and Significant Accounting Policies

ReliaStar Life Insurance Company (the “Company”) is domiciled in Minnesota and is a wholly owned subsidiary of Lion Connecticut Holdings Inc. (“Lion”), a Connecticut domiciled non-insurance holding company. Lion, in turn, is a wholly owned subsidiary of ING America Insurance Holdings, Inc. (“ING AIH”), a Delaware domiciled non-insurance holding company. The Company’s ultimate parent is ING Groep, N.V. (“ING”), a global financial services company based in the Netherlands.

The Company is principally engaged in the business of providing individual life insurance and annuities, employee benefit products and services, retirement plans, and life and health reinsurance. The Company is presently licensed in all states (approved for reinsurance only in New York), the District of Columbia, Guam, Puerto Rico and Canada.

Basis of Presentation: The preparation of the financial statements of the Company requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Minnesota Division of Insurance, which practices differ from United States generally accepted accounting principles (“GAAP”). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or market value based on the National Association of Insurance Commissioners (“NAIC”) rating; for GAAP, such fixed maturity investments are designated at purchase as held to maturity, trading or available for sale. Held to maturity investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized capital gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income in stockholder’s equity for those designated as available for sale.

The Company invests in structured securities including mortgage backed securities/ collateralized mortgage obligations, asset backed securities, collateralized debt obligations, and commercial mortgage backed securities. For these structured securities, management compares the undiscounted projected future cash flows to the carrying value. An other than temporary impairment is considered to have occurred when the undiscounted cash flows are less than the carrying value.

For structured securities, when a negative yield results from a revaluation based on new prepayment assumptions (i.e., undiscounted projected future cash flows are less than current book value), an other than temporary impairment is considered to have occurred

8

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

and the asset is written down to the value of the undiscounted projected future cash flows. For GAAP, assets are re-evaluated based on the discounted projected future cash flows using a current market rate. Impairments are recognized when the fair value is less than book value and there has been an adverse change in projected future cash flows. When a decline in fair value is determined to be other than temporary, the individual security is written down to fair value.

Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than income as would be required under GAAP.

Statement of Statutory Accounting Principles (“SSAP”) No. 31, Derivative Instruments applies to derivative transactions entered into prior to January 1, 2003. The Company also follows the hedge accounting guidance in SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities for derivative transactions entered into or modified on or after January 1, 2003. Under SSAP 86, derivatives that are deemed effective hedges are accounted for in a manner which is consistent with the underlying hedged item. Derivatives used in hedging transactions that do not meet the requirements of SSAP No. 86 as an effective hedge are carried at fair value with the change in value recorded in surplus as unrealized gains or losses. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately. An embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of shareholder’s equity rather than to income as required for fair value hedges.

Valuation Reserves: The asset valuation reserve (“AVR”) is intended to establish a reserve to offset potential credit related investment losses on most invested asset categories. AVR is determined by an NAIC prescribed formula and is reported as a liability rather than as a valuation allowance or an appropriation of surplus. The change in AVR is reported directly to unassigned surplus.

Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five year bands. The net deferral or interest maintenance reserve (“IMR”) is reported as a component of other liabilities in the accompanying Balance Sheets.

9

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

Realized gains and losses on investments are reported in the Statements of Operations net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the Statements of Operations on a pretax basis in the period that the asset giving rise to the gain or loss is sold. Realized losses due to impairment are recorded when there has been a decline in value deemed to be other than temporary, in which case the provision for such declines is charged to income.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus. Under GAAP, such allowances are included as a component of earnings.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, acquisition costs are amortized generally in proportion to the present value of expected gross margins from surrender charges and investment, mortality, and expense margins.

Premiums: Life premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

Under GAAP, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance policies, are recognized as revenue when due. Group insurance premiums are recognized as premium revenue over the time period to which the premiums relate. Revenues for universal life, annuities and guaranteed interest contracts consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed during the period.

Benefit and Contract Reserves: Life policy and contract reserves under statutory accounting practices are calculated based upon both the net level premium and Commissioners’ Reserve Valuation methods using statutory rates for mortality and interest. GAAP requires that policy reserves for traditional products be based upon the

10

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

net level premium method utilizing reasonably conservative estimates of mortality, interest, and withdrawals prevailing when the policies were sold. For interest sensitive products, the GAAP policy reserve is equal to the policy fund balance plus an unearned revenue reserve which reflects the unamortized balance of early year policy loads over renewal year policy loads.

Reinsurance: For business ceded to unauthorized reinsurers, statutory accounting practices require that reinsurance credits permitted by the treaty be recorded as an offsetting liability and charged against unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Statutory income recognized on certain reinsurance treaties representing financing arrangements is not recognized on a GAAP basis.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Gains and losses generated in certain reinsurance transactions are deferred and amortized over the remaining life of the business for GAAP purposes. For statutory, losses are recognized immediately in income, with gains reported as a separate component of surplus.

Nonadmitted Assets: Certain assets designated as “nonadmitted,” principally disallowed deferred federal income tax assets, disallowed interest maintenance reserves, non operating software, past due agents’ balances, furniture and equipment, intangible assets, and other assets not specifically identified as an admitted asset within the NAIC

Accounting Practices and Procedures Manual, are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the Balance Sheets.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated. Certain affiliated investments for which audited GAAP statements are not available or expected to be available are nonadmitted. Under GAAP, the accounts and operations of the Company’s subsidiaries are consolidated. All affiliated investments are included in the Consolidated Balance Sheets.

Employee Benefits: For purposes of calculating the Company’s postretirement benefit obligation, only vested participants and current retirees are included in the valuation. Under GAAP, active participants not currently vested are also included.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies consist of the entire premium received and benefits incurred represent the total of death

11

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Policyholder Dividends: Policyholder dividends are recognized when declared. Under GAAP, dividends are recognized over the term of the related policies.

Deferred Income Taxes: Deferred tax assets are provided for and admitted to an amount determined under a standard formula. This formula considers the amount of differences that will reverse in the subsequent year, taxes paid in prior years that could be recovered through carrybacks, surplus limits, and the amount of deferred tax liabilities available for offset. Any deferred tax assets not covered under the formula are nonadmitted. Deferred taxes do not include any amounts for state taxes. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets that are expected to be realized in future years and a valuation allowance is established for the portion that is not realizable.

Surplus Notes: Surplus notes are reported as a component of surplus. Under statutory accounting practices, no interest is recorded on the surplus notes until payment has been approved by the Minnesota Division of Insurance. Under GAAP, surplus notes are reported as liabilities and the related interest is reported as a charge to earnings over the term of the notes.

Statements of Cash Flows: Cash and short term investments in the Statements of Cash Flows represent cash balances and investments with initial maturities of one year or less. Other invested assets include cash loaned through the Company’s reciprocal loan program.

Reclassifications: Certain 2006 amounts in the Company’s statutory basis financial statements have been reclassified to conform to the 2007 financial statement presentation.

Participation Fund Account: On January 3, 1989, the Minnesota Division of Insurance approved a Plan of Conversion and Reorganization ("the Plan"), which provided, among other things, for the conversion of the Company from a combined stock and mutual life insurance company to a stock life insurance company.

The Plan provided for the establishment of a Participation Fund Account ("PFA") for the benefit of certain participating individual life insurance policies and annuities issued by the Company prior to the effective date of the Plan. Under the terms of the PFA, the insurance liabilities and assets (approximately $282.1 as of December 31, 2007) with respect to such policies are included in the Company's financial statements but are segregated in the accounting records of the Company to assure the continuation of policyholder dividend practices.

12

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

Reconciliation to GAAP: The effects of the preceding variances from GAAP on the accompanying statutory basis financial statements have not been determined, but are presumed to be material.

Other significant accounting practices are as follows:

Investments: Investments are stated at values prescribed by the NAIC, as follows:

Bonds not backed by other loans are principally stated at amortized cost using the effective interest method.

Single class and multi class mortgage backed/asset backed securities are valued at amortized cost using the effective interest method including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for higher risk asset backed securities, which are valued using the prospective method. The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective method to securities purchased prior to that date where historical cash flows are not readily available.

Redeemable preferred stocks rated as high quality or better are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or market value and nonredeemable preferred stocks are reported at market value or the lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”).

Common stocks are reported at market value as determined by the SVO and the related unrealized capital gains/losses are reported in unassigned surplus along with adjustment for federal income taxes.

The Company analyzes the general account investments to determine whether there has been an other than temporary decline in fair value below the amortized cost basis. Management considers the length of time and the extent to which the market value has been less than cost, the financial condition and near term prospects of the issuer, future economic conditions and market forecasts. If it is probable that all amounts due according to the contractual terms of a debt security will not be collected, an other than temporary impairment is considered to have occurred. The Company also considers the negative market impact of the interest rate changes, in addition to credit related items, when performing other than temporary impairment testing. As part of this testing, the Company determines whether or not it has the intent to sell investments. If a decision to sell has been made, an other than temporary impairment is considered to have occurred.

The Company uses derivatives such as interest rate swaps, caps and floors, forwards and options as part of its overall interest rate risk management strategy for certain life

13

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

insurance and annuity products. For those derivatives in effective hedging relationships, the Company values all derivative instruments on a consistent basis with the hedged item. Upon termination, gains and losses on instruments are included in the carrying values of the underlying hedged items and are amortized over the remaining lives of the hedged items as adjustments to investment income or benefits from the hedged items. Any unamortized gains or losses are recognized when the underlying hedged items are sold. Derivatives used in hedging transactions that do not meet the requirements of SSAP No. 86 as an effective hedge are carried at fair value with the change in value recorded in surplus as an unrealized gain or loss.

Credit default swaps and total return swaps are utilized to replicate the investment characteristics of permissible investments using the derivative in conjunction with other investments. Replicated (synthetic) assets filed with the NAIC SVO result in both the derivative and cash instrument being carried at amortized cost. The replication practices are in accordance with SSAP No. 86. permissible investments using the derivative in conjunction with other investments.

Interest rate swap contracts are used to convert the interest rate characteristics (fixed or variable) of certain investments to match those of the related insurance liabilities that the investments are supporting. The net interest effect of such swap transactions is reported as an adjustment of interest income from the hedged items as incurred.

Currency swap agreements generally involve the exchange of local and foreign currency payments over the life of the agreement without an exchange of the underlying principal amount.

Interest rate caps and floors are used to limit the effects of changing interest rates on yields of variable rate or short term assets or liabilities. The initial cost of any such agreement is amortized to net investment income over the life of the agreement. Periodic payments that are received as a result of the agreements are accrued as an adjustment of interest income or benefits from the hedged items.

All effective derivatives are reported at amortized cost. S&P options are reported at fair value in conformity with the hedged item. The unrealized gains or losses from the S&P options are reported as unrealized gains or losses in surplus.

SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities (“SSAP 97”), applies to the Company’s subsidiaries, controlled and affiliated entities (“SCA”). The Company’s insurance subsidiaries are reported at their underlying statutory basis net assets plus the admitted portion of goodwill, and the Company’s non-insurance subsidiaries are reported at the GAAP basis of their net assets. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses. SCA entities for which audited US GAAP statements are not available or expected to be available are nonadmitted.

14

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

Mortgage loans are reported at amortized cost, less writedown for impairments.

Contract loans are reported at unpaid principal balances.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost, and other real estate is reported at the lower of depreciated cost or fair value. Depreciation is calculated on a straight line basis over the estimated useful lives of the properties.

For reverse repurchase agreements, Company policies require a minimum of 95% of the fair value of securities sold under reverse repurchase agreements to be maintained as collateral. Cash collateral received is invested in short term investments and the offsetting collateral liability is included in miscellaneous liabilities.

Reverse dollar repurchase agreements are accounted for as collateral borrowings, where the amount borrowed is equal to the sales price of the underlying securities.

The Company engages in securities lending whereby certain domestic bonds from its portfolio are loaned to other institutions for short periods of time. Collateral, primarily cash, which is in excess of the market value of the loaned securities, is deposited by the borrower with a lending agent, and retained and invested by the lending agent to generate additional income for the Company. The Company does not have access to the collateral. The Company’s policy requires a minimum of 102% of the fair value of securities loaned to be maintained as collateral. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value fluctuates.

Short term investments are reported at amortized cost which approximates market value. Short term investments include investments with maturities of less than one year at the date of acquisition.

Partnership interests, which are included in other invested assets, are reported at the underlying audited GAAP equity of the investee.

Residual collateralized mortgage obligations, which are included in other invested assets on the Balance Sheet, are reported at amortized cost using the effective interest method.

Realized capital gains and losses are determined using the first in first out method.

Cash on hand includes cash equivalents. Cash equivalents are short term investments that are both readily convertible to cash and have an original maturity date of three months or less.

Aggregate Reserve for Life Policies and Contracts: Life, annuity, and accident and health reserves are developed by actuarial methods and are determined based on published

15

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash value or the amounts required by law. Interest rates range from 2.0% to 13.3% .

The Company waives the deduction of deferred fractional premiums upon the death of the insured. It is the Company’s practice to return a pro rata portion of any premium paid beyond the policy month of death, although it is not contractually required to do so for certain issues.

The methods used in valuation of substandard policies are as follows:

For life, endowment and term policies issued substandard, the standard reserve during the premium paying period is increased by 50% of the gross annual extra premium. Standard reserves are held on Paid Up Limited Pay contracts.

For reinsurance accepted with table rating, the reserve established is a multiple of the standard reserve corresponding to the table rating.

For reinsurance with flat extra premiums, the standard reserve is increased by 50% of the flat extra.

The amount of insurance in force for which the gross premiums are less than the net premiums, according to the standard of valuation required by the Minnesota Division of Insurance, is $46.7 billion and $21.7 billion at December 31, 2007 and 2006, respectively. The amount of premium deficiency reserves for policies on which gross premiums are less than the net premiums is $571.9 and $517.5 at December 31, 2007 and 2006, respectively. The Company anticipates investment income as a factor in the premium deficiency calculation in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts.

The tabular interest has been determined from the basic data for the calculation of policy reserves for all direct ordinary life insurance and for the portion of group life insurance classified as group Section 79. The method of determination of tabular interest of funds not involving life contingencies is as follows: one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

Reinsurance: Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed. Premiums and benefits ceded to other companies have been reported as a reduction of premium revenue and benefits expense. Amounts applicable to reinsurance ceded for reserves and unpaid claim liabilities have been reported as

16

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

reductions of these items, and expense allowances received in connection with reinsurance ceded have been reflected in operations.

Electronic Data Processing Equipment: Electronic data processing equipment is carried at cost less accumulated depreciation. Depreciation for major classes of such assets is calculated on a straight line basis over the estimated useful life of the asset.

Participating Insurance: Participating business approximates less than 1% of the Company’s ordinary life insurance in force and 1.5% of premium income. The amount of dividends to be paid to participating policyholders is determined annually by the Board of Directors. Amounts allocable to participating policyholders are based on published dividend projections or expected dividend scales. Dividends expense of $18.5, $18.3 and $17.2 was incurred in 2007, 2006 and 2005, respectively.

Benefit Plans: The Company provides noncontributory retirement plans for substantially all employees and certain agents. Pension costs are charged to operations as contributions are made to the plans. The Company also provides a contributory retirement plan for substantially all employees.

Nonadmitted Assets: Nonadmitted assets are summarized as follows:

	December 31
	2007	2006

	(In Thousands)
Subsidiaries	$ -	$ 1,061
Deferred and uncollected premium	9,960	5,761
Net deferred tax asset	259,262	206,439
Electronic data processing equipment and software	21,892	28,567
Furniture and equipment	1,184	1,955
Health care and other amounts receivable	10,552	1,949
Aggregate write-ins for other than invested assets	-	11,109
Other	38,577	13,014

Total nonadmitted assets	$ 341,427	$ 269,855

Changes in nonadmitted assets are generally reported directly in unassigned surplus as an increase or decrease in nonadmitted assets.

Claims and Claims Adjustment Expenses: Claims expenses represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2007. The Company does not discount claims and claims adjustment expense reserves. Such estimates are based on actuarial projections applied to historical claim payment data. Such liabilities are considered to be reasonable and adequate to discharge the Company’s obligations for claims incurred but unpaid as of December 31, 2007.

Guaranteed Benefits: For the Guaranteed Minimum Death Benefit (“GMDB”), Actuarial Guideline 34 (“AG34”) is followed. All the methodology and assumptions (mortality

17

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

and interest) are contained in the guideline. AG34 interprets the standards for applying CARVM to GMDBs in variable annuity contracts where GMDBs are integrated with other benefits such as surrenders and annuitizations. This guideline requires that GMDBs be projected assuming an immediate drop in the value of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return. The immediate drops and assumed returns used in the projections are provided in AG34 and vary by five asset classes in order to reflect the risk/return differential inherent in each class. Contract specific asset based charges are deducted to obtain the net assumed returns. This guideline interprets mortality standards to be applied to projected GMDBs in the reserve calculation. In addition, this guideline clarifies standards for reinsurance transactions involving GMDBs with integrated benefit streams modified to reflect both the payment of future reinsurance premiums and the recovery of future reinsured death benefits.

Cash Flow Information: Cash and short term investments include cash on hand, demand deposits and short term fixed maturity instruments with a maturity of less than one year at date of acquisition. Other invested assets include cash loaned through the Company’s reciprocal loan program.

Separate Accounts: Most separate account assets and liabilities held by the Company represent funds held for the benefit of the Company’s variable life and annuity policy and contract holders who bear all of the investment risk associated with the policies. Such policies are of a non-guaranteed nature. All net investment experience, positive or negative, is attributed to the policy and contract holders’ account values. The assets and liabilities of these accounts are carried at fair value and are legally segregated and are not subject to claims that arise out of any other business of the Company.

Certain other separate accounts relate to experience rated group annuity contracts that fund defined contribution pension plans. These contracts provide guaranteed interest returns for one year only, where the guaranteed interest rate is reestablished each year based on the investment experience of the separate account. In no event can the interest rate be less than zero. The assets and liabilities of these separate accounts are carried at book value.

Reserves related to the Company’s mortality risk associated with these policies are included in life and annuity reserves. These reserves include reserves for guaranteed minimum death benefits (before reinsurance) that totaled $15.4 and $14.5 at December 31, 2007 and 2006, respectively. The operations of the separate accounts are not included in the accompanying financial statements.

Reclassifications: Certain amounts in the Company’s statutory basis financial statements have been reclassified to conform to the 2007 financial statement presentation.

18

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements - Statutory Basis
December 31, 2007
(Dollar amounts in millions, unless otherwise stated)

2. Permitted Statutory Basis Accounting Practices

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the Minnesota Division of Insurance. The Minnesota Division of Insurance recognizes only statutory accounting practices prescribed or permitted by the State of Minnesota for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Minnesota Insurance Laws. The NAIC Accounting Practices and Procedures Manual has been adopted as a component of prescribed or permitted practices by the State of Minnesota. The Minnesota Commissioner of Commerce has the right to permit other specific practices that deviate from prescribed practices.

The Company is required to identify those significant accounting practices that are permitted, and obtain written approval of the practices from the Minnesota Division of Insurance. As of December 31, 2007, 2006, and 2005, the Company had no such permitted accounting practices.

19

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

3. Investments

The cost or amortized cost and fair value of bonds and equity securities are as follows:

	Cost or	Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value

	(In Thousands)
At December 31, 2007:
U.S. Treasury securities and
obligations of U.S. government
corporations and agencies	$ 41,650	$ 1,340	$ -	$ 42,990
States, municipalities, and political
subdivisions	47,608	177	2,696	45,089
Foreign other (par value - $2,060,204)	2,045,975	28,099	55,425	2,018,649
Foreign government (par value - $113,714)	111,463	18,690	49	130,104
Public utilities securities	171,784	4,622	961	175,445
Corporate securities	5,074,558	72,180	110,963	5,035,775
Residential backed securities	3,361,128	116,402	80,825	3,396,705
Commercial mortgage backed
securities	1,790,470	6,636	46,516	1,750,590
Other asset backed securities	992,762	3,202	36,680	959,284

Total fixed maturities	13,637,398	251,348	334,115	13,554,631

Preferred stocks	122,290	3,301	9,198	116,393

Common stocks	22,190	1,739	275	23,654

Total equity securities	144,480	5,040	9,473	140,047

Total	$ 13,781,878	$ 256,388	$ 343,588	$ 13,694,678

At December 31, 2006:
U.S. Treasury securities and
obligations of U.S. government
corporations and agencies	$ 523,735	$ 7,516	$ 5,215	$ 526,036
States, municipalities, and political
subdivisions	32,876	1,213	118	33,971
Foreign other (par value - $1,756,709)	1,765,734	17,152	41,055	1,741,831
Foreign government (par value - $113,124)	107,527	9,753	1,395	115,885
Public utilities securities	283,270	6,703	2,887	287,086
Corporate securities	4,839,353	79,163	67,055	4,851,461
Residential backed securities	3,037,401	28,401	81,355	2,984,447
Commercial mortgage backed
securities	1,787,890	8,704	21,960	1,774,634
Other asset backed securities	987,760	3,944	8,405	983,299

Total fixed maturities	13,365,546	162,549	229,445	13,298,650

Preferred stocks	129,773	2,555	2,618	129,710
Common stocks	3,043	2	-	3,045

Total equity securities	132,816	2,557	2,618	132,755

Total	$ 13,498,362	$ 165,106	$ 232,063	$ 13,431,405

20

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

Reconciliation of bonds from amortized cost to carrying value is as follows:

	December 31
	2007	2006

	(In Thousands)
Amortized cost	$ 13,637,398	$ 13,365,546
Adjustment for below investment grade bonds	(845)	(60)

Carrying value	$ 13,636,553	$ 13,365,486

The aggregate market value of debt securities with unrealized losses and the time period that cost exceeded fair value are as follows:

More than 6
	Less than	months and less	More than
	6 months	than 12 months	12 months
	below cost	below cost	below cost	Total

(In Thousands)
At December 31, 2007:
Fair value	$ 2,174,943	$ 2,415,260	$ 3,630,322	$ 8,220,525
Unrealized loss	56,107	145,135	132,873	334,115

At December 31, 2006:
Fair value	$ 2,204,386	$ 479,450	$ 5,589,534	$ 8,273,369
Unrealized loss	24,001	9,157	196,287	229,445

The amortized cost and fair value of investments in bonds at December 31, 2007, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized	Fair
	Cost	Value

	(In Thousands)
Maturity:
Due in 1 year or less	$ 295,458	$ 296,545
Due after 1 year through 5 years	2,220,838	2,242,598
Due after 5 years through 10 years	2,730,573	2,700,098
Due after 10 years	2,246,169	2,208,811

	7,493,038	7,448,052
Residential backed securities	3,361,128	3,396,705
Commercial mortgage backed securities	1,790,470	1,750,590
Other asset backed securities	992,762	959,284

Total	$ 13,637,398	$ 13,554,631

At December 31, 2007 and 2006, investments in certificates of deposit and bonds with an admitted asset value of $181.9 and $292.4, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

21

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

The Company had loaned securities, which are reflected as invested assets on the balance sheets, with a market value of approximately $158.4 and $398.6 at December 31, 2007 and 2006, respectively.

Proceeds from sales of investments in bonds and other fixed maturity interest securities were $4.5 billion, $3.2 billion and $5.8 billion in 2007, 2006 and 2005, respectively. Gross gains of $44.4, $31.3, and $64.9 and gross losses of $53.2, $51.5, and $85.9 during 2007, 2006 and 2005, respectively, were realized on those sales. A portion of the gains and losses realized in 2007, 2006, and 2005 has been deferred to future periods in the IMR.

Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows:

	December 31
	2007	2006	2005

		(In Thousands)
Realized capital losses	$ (3,444)	$ (52,309)	$ (12,910)
Amount transferred to IMR (net of related taxes
of $(8,404) in 2007, $(18,459) in 2006
and $(3,362) in 2005	15,608	34,282	6,244
Federal income tax (expense) benefit	(9,008)	14,367	(1,527)

Net realized capital gains (losses)	$ 3,156	$ (3,660)	$ (8,193)

Realized capital gains (losses) include losses of $27.9, $31.2, and $23.0 related to securities that have experienced an other-than-temporary decline in value in 2007, 2006, and 2005, respectively.

Major categories of net investment income are summarized as follows:

	Year ended December 31
	2007	2006	2005

	(In Thousands)
Income:
Subsidiaries	$ 22,049	$ 27,600	$ 21,765
Equity securities	9,451	5,731	3,427
Bonds	800,012	761,657	755,918
Mortgage loans	142,591	145,321	163,291
Derivatives	(5,329)	11,966	(3,379)
Contract loans	40,440	39,193	49,506
Real estate	20,422	22,834	22,747
Other	34,896	45,890	21,350

Total investment income	1,064,532	1,060,192	1,034,625
Investment expenses	(113,847)	(113,934)	(102,114)

Net investment income	$ 950,685	$ 946,258	$ 932,511

22

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

The Company entered into reverse dollar repurchase transactions to increase its return on investments and improve liquidity. Reverse dollar repurchases involve a sale of securities and an agreement to repurchase substantially the same securities as those sold. The reverse dollar repurchases are accounted for as short term collateralized financing and the repurchase obligation is reported in borrowed money on the Balance Sheets. The repurchase obligation totaled $208.8 and $188.8 at December 31, 2007 and 2006, respectively. The securities underlying these agreements are mortgage backed securities with a book value of $213.8 and $193.0 and fair value of $210.2 and $187.1 at December 31, 2007 and 2006, respectively. The securities had a weighted average coupon rate of 5.5% with various maturity dates ending in December 2037. The primary risk associated with short term collateralized borrowings is that the counterparty may be unable to perform under the terms of the contract. The Company’s exposure is limited to the excess of the net replacement cost of the securities over the value of the short term investments, which was not material at December 31, 2007. The Company believes that the counterparties to the reverse dollar repurchase agreements are financially responsible and that counterparty risk is minimal.

The Company participates in reverse repurchase transactions. Such transactions include the sale of corporate securities to a major securities dealer and a simultaneous agreement to repurchase the same security in the near term. The proceeds are invested in new securities of intermediate durations. As of December 31, 2007 and 2006, the amount outstanding on these agreements was $402.1 and $376.0, respectively, and was included in borrowed money on the balance sheets. The securities underlying these agreements are mortgage backed securities with a book value of $422.8 and $377.5 and fair value of $424.0 and $375.8 at December 31, 2007 and 2006, respectively. The securities have a weighted average coupon rate of 5.4% with various maturity dates ending in February 2043.

The maximum and minimum lending rates for long term mortgage loans during 2007 were 7.0% and 3.9% . Fire insurance is required on all properties covered by mortgage loans and must at least equal the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings.

The maximum percentage of any loan to the value of collateral at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 73.8% on commercial properties. The Company held $0.0 and $1.1 in mortgages with interest more than 180 days overdue at December 31, 2007 and 2006, respectively. Minimal interest was past due as of December 31, 2007 and 2006.

The average recorded investment in impaired loans was $0.6 and $1.9 at December 31, 2007 and 2006, respectively. Interest income recognized during the period the loans were impaired was $0.5, $0.8, and $0.6 and interest income recognized on a cash basis was $0.5, $0.9, and $0.5 for 2007, 2006 and 2005, respectively.

23

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

The Company had impaired loans without an allowance for credit losses of $1.2 and $7.4 as of December 31, 2007 and 2006, respectively.

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s return on the investment portfolio or to manage interest rate risk. The table below summarizes the number of transactions, book value, and gain/loss of the Company’s financial instruments with securities sold and reacquired within 30 days of the sale date:

				Cost of
				Securities
	NAIC	Number of	Book Value	Repurchased	Gain/(Loss)
	Rating	Transactions	(in thousands)	(in thousands)	(in thousands)

2007		0	$ -	$ -	$ -

2006	3	6	575	572	-

2005	3	14	1,430	1,557	115
	4	4	780	796	12

		18	$ 2,210	$ 2,353	$ 127

There were no encumbrances on real estate at December 31, 2007 and 2006, respectively.

Credit markets have recently become more turbulent amid concerns about subprime mortgages and collateralized debt obligations (“CDOs”). This in turn has resulted in a general widening of credit spreads, reduced price transparency, reduced liquidity, increased rating agency downgrades and increased volatility across all markets. The Company manages its risk exposure to subprime mortgages and CDOs by attempting to identify over-credit enhanced transactions that can withstand stronger multiples of loss coverage than anticipated by the agencies, utilizing collateral and structural analysis to project deal performance. The Company updates its views monthly for deviations (positive or negative) from expected performance and takes action as necessary and appropriate. For these reasons (initial security selection efforts and ongoing surveillance), The Company believes its portfolios are well positioned to perform from an expected loss standpoint.

To date, this market disruption has had a limited impact on the Company. As of December 31, 2007, the fair value of the Company’s subprime exposure was $295.8, representing 1.6% of total investments and the fair value of its Alt-A exposure was $945.8, representing 5.2% of total investments. Alt-A Loans are residential mortgage loans to customers who have strong credit profiles but lack some elements such as documentation to substantiate income. Subprime lending is the origination of loans to customers with weaker credit profiles. The Company does not originate or purchase subprime or Alt-A whole loan mortgages. As of December 31, 2007, the Company’s exposure to subprime mortgages was primarily in the form of asset backed securities (“ABS”) collateralized by subprime residential mortgages (“ABS Home Equity”) and

24

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

CDO positions backed by ABS Home Equity; and its exposure to Alt-A mortgages, which was concentrated in residential mortgage backed securities (“RMBS”). The following summarizes the Company’s ABS Home Equity exposure to subprime and Alt-A mortgages as of December 31, 2007.

The actual cost, book adjusted carrying value, and fair value of ABS Home Equity securities at December 31, 2007 was $322.4, $322.5 and $295.8, respectively. Gross unrealized losses related to these ABS Home Equity securities for the year ended December 31, 2007 was $27.2. Other-than-temporary impairments recognized on ABS Home Equity securities was $5.9 for the year ended December 31, 2007. The actual cost, book adjusted carrying value, and fair value of the Alt-A portfolio at December 31, 2007 was $960.8, $957.0 and $945.8, respectively. Gross unrealized losses related to the Alt-A portfolio for the year ended December 31, 2007 was $35.2. Other-than-temporary impairments recognized on the Alt-A portfolio was $279.8 for the year ended December 31, 2007.

4. Derivative Financial Instruments Held for Purposes Other than Trading

The Company utilizes derivatives such as options, futures, caps, floors, forwards and interest rate swaps to reduce and manage risks, which include the risk of a change in the value, yield, price, cash flows, exchange rates or quantity of, or a degree of exposure with respect to, assets, liabilities, or future cash flows which the Company has acquired or incurred. Hedge accounting practices are followed in accordance with requirements set forth in SSAP No. 86 for those derivatives that are deemed highly effective. The Company also enters into credit default swaps and total return swaps to replicate the investment characteristics of permissible investments using the derivative in conjunction with other investments. Replicated (synthetic) assets filed with the NAIC SVO result in both the derivative and cash instrument being carried at amortized cost. The replication practices are in accordance with SSAP No. 86.

The Company uses interest rate swaps to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities. Interest rate swap agreements generally involve the exchange of fixed and floating interest payments over the life of the agreement without an exchange of the underlying principal amount.

Currency swap agreements generally involve the exchange of local and foreign currency payments over the life of the agreement without an exchange of the underlying principal amount.

Interest rate cap and interest rate floor agreements owned entitle the Company to receive payments to the extent reference interest rates exceed or fall below strike levels in the contracts based on the notional amounts.

25

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

Derivatives that are designated as being in an effective hedging relationship are reported in a manner that is consistent with the hedged asset or liability. All effective derivatives are reported at amortized cost. Effective S&P options are reported at fair value in uniformity with the hedged item. The unrealized gains or losses from the S&P options are reported as unrealized gain or loss in surplus.

Premiums paid for the purchase of interest rate contracts are included in other invested assets on the balance sheet and are being amortized to interest expense over the remaining terms of the contracts or in a manner consistent with the financial instruments being hedged.

Amounts paid or received, if any, from such contracts are included in interest expense or income on the statements of operations. Accrued amounts payable to or receivable from counterparties are included in other liabilities or other invested assets. Gains or losses realized as a result of early terminations of interest rate contracts are amortized to investment income over the remaining term of the items being hedged to the extent the hedge is considered to be effective; otherwise, they are recognized upon termination.

Derivatives that are designated as being in an effective hedging relationship are reported in a manner that is consistent with the hedged asset or liability. Derivative contracts that are matched or otherwise designated to be associated with other financial instruments are recorded at fair value if the related financial instruments mature, are sold, or are otherwise terminated or if the interest rate contracts cease to be effective hedges. Changes in the fair value of derivatives not designated in effective hedging relationships are recorded as unrealized gains and losses in surplus.

The Company is exposed to credit loss in the event of nonperformance by counterparties on certain derivative contracts; however, the Company does not anticipate nonperformance by any of these counterparties. The amount of such exposure is generally the unrealized gains in such contracts. The Company manages the potential credit exposure from interest rate contracts through careful evaluation of the counterparties’ credit standing, collateral agreements, and master netting agreements.

26

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

The table below summarizes the Company’s derivative contracts included in other invested assets at December 31, 2007 and 2006:

	Notional	Carrying	Fair
	Amount	Value	Value

(In Thousands)
December 31, 2007
Derivative contracts:
Swaps	$ 5,563,365	$ (86,584)	$ (156,548)
Options owned	402,043	1,929	1,929

Total derivatives	$ 5,965,408	$ (84,655)	$ (154,619)

December 31, 2006
Derivative contracts:
Swaps	$ 4,036,458	$ (1,176)	$ (5,705)
Options owned	52,433	3,419	3,419

Total derivatives	$ 4,088,891	$ 2,243	$ (2,286)

5. Concentrations of Credit Risk

The Company held below investment grade corporate bonds with an aggregate book value of $802.9 and $451.7 and an aggregate market value of $798.6 and $459.4 at December 31, 2007 and 2006, respectively. Those holdings amounted to 5.9% of the Company’s investments in bonds and 4.2% of total admitted assets at December 31, 2007. The holdings of below investment grade bonds are widely diversified and of satisfactory quality based on the Company’s investment policies and credit standards.

The Company held unrated bonds of $241.7 and $326.0 with an aggregate NAIC market value of $252.8 and $333.4 at December 31, 2007 and 2006, respectively. The carrying value of these holdings amounted to 1.8% of the Company’s investment in bonds and 1.3% of the Company’s total admitted assets at December 31, 2007.

At December 31, 2007, the Company’s commercial mortgages involved a concentration of properties located in California (27.5%) and Texas (8.6%) . The remaining commercial mortgages relate to properties located in 41 other states. The portfolio is well diversified, covering many different types of income producing properties on which the Company has first mortgage liens. The maximum mortgage outstanding on any individual property is $75.0.

6. Annuity Reserves

At December 31, 2007 and 2006, the Company’s annuity reserves, including those held in separate accounts and deposit fund liabilities that are subject to discretionary

27

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	Amount	Percent

	(In Thousands)
December 31, 2007
Subject to discretionary withdrawal (with adjustment):
With market value adjustment	$ 214,697	1.9%
At book value less surrender charge	1,168,046	10.6
At fair value	1,693,450	15.3

Subtotal	3,076,193	27.8
Subject to discretionary withdrawal (without adjustment):
At book value with minimal or no charge or adjustment	6,936,965	62.7
Not subject to discretionary withdrawal	1,042,988	9.5

Total annuity reserves and deposit fund liabilities
before reinsurance	11,056,146	100.0%

Less reinsurance ceded	10,892

Net annuity reserves and deposit fund liabilities	$ 11,045,254

December 31, 2006
Subject to discretionary withdrawal (with adjustment):
With market value adjustment	$ 271,325	2.4%
At book value less surrender charge	1,225,832	10.8
At fair value	2,000,906	17.6

Subtotal	3,498,063	30.8
Subject to discretionary withdrawal (without adjustment):
At book value with minimal or no charge or adjustment	7,025,008	61.9
Not subject to discretionary withdrawal	819,298	7.3

Total annuity reserves and deposit fund liabilities
before reinsurance	11,342,369	100.0%

Less reinsurance ceded	11,869

Net annuity reserves and deposit fund liabilities	$ 11,330,500

Of the total net annuity reserves and deposit fund liabilities of $11.0 billion at December 31, 2007, $9.2 billion is included in the general account, and $1.8 billion is included in the separate account. Of the total net annuity reserves and deposit fund liabilities of $11.3 billion at December 31, 2006, $9.2 billion is included in the general account, and $2.1 billion is included in the separate account.

7. Employee Benefit Plans

Defined Benefit Plan: ING North America Insurance Corporation (“ING North America”) sponsors the ING Americas Retirement Plan (the “Retirement Plan”), effective as of December 31, 2001. Substantially all employees of ING North America and its subsidiaries and affiliates (excluding certain employees) are eligible to participate, including the Company’s employees.

28

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

The Retirement Plan is a tax qualified defined benefit plan, the benefits of which are guaranteed (within certain specified legal limits) by the Pension Benefit Guaranty Corporation (“PBGC”). As of January 1, 2002, each participant in the Retirement Plan (except for certain specified employees) earns a benefit under a final average compensation formula. The costs allocated to the Company for its employees’ participation in the Retirement Plan were $7.8, $9.1 and $7.6 for 2007, 2006 and 2005, respectively. ING North America is responsible for all Retirement Plan liabilities.

Defined Contribution Plans: ING North America sponsors the ING Savings Plan and ESOP (the “Savings Plan”). Substantially all employees of ING North America and its subsidiaries and affiliates (excluding certain employees) are eligible to participate, including the Company’s employees other than Company agents. The Savings Plan is a tax qualified profit sharing and stock bonus plan, which includes an employee stock ownership plan (“ESOP”) component. Savings Plan benefits are not guaranteed by the PBGC. The Savings Plan allows eligible participants to defer into the Savings Plan a specified percentage of eligible compensation on a pretax basis. ING North America matches such pretax contributions, up to a maximum of 6% of eligible compensation. All matching contributions are subject to a 4 year graded vesting schedule (although certain specified participants are subject to a 5 year graded vesting schedule). All contributions made to the Savings Plan are subject to certain limits imposed by applicable law. Amounts allocated to the Company for the Savings Plan were $7.0, $7.0 and $6.3 for 2007, 2006 and 2005, respectively.

Other Benefit Plans: In addition to providing retirement plan benefits, the Company, in conjunction with ING North America, provides certain supplemental retirement benefits to eligible employees and health care and life insurance benefits to retired employees and other eligible dependents. The supplemental retirement plan includes a nonqualified defined benefit pension plan, and a nonqualified defined contribution plan, which means all benefits are payable from the general assets of the Company. The postretirement health care plan is contributory, with retiree contribution levels adjusted annually. The life insurance plan provides a flat amount of noncontributory coverage and optional contributory coverage.

29

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007

(Dollar amounts in millions, unless otherwise stated)

A summary of assets, obligations and assumptions of the pension and other postretirement benefit plans are as follows:

		Pension Benefits			Other Benefits
	2007	2006	2005	2007	2006	2005

				(In Thousands)
Change in benefit obligation
Benefit obligation at beginning of year	$ 33,751	$ 35,085	$ 31,971	$ 24,627	$ 23,441	$ 16,376
Service cost	-	-	-	750	1,345	2,369
Interest cost	1,907	1,853	1,840	1,392	1,249	1,229
Contribution by plan participants	-	-	-	1,583	1,322	1,580
Actuarial (gain) loss	(1,252)	(313)	3,937	(2,532)	407	5,480
Benefits paid	(2,909)	(2,874)	(2,663)	(3,718)	(3,137)	(3,593)

Benefit obligation at end of year	$ 31,497	$ 33,751	$ 35,085	$ 22,102	$ 24,627	$ 23,441

Change in plan assets
Fair value of plan assets at beginning of year	$ -	$ -	$ -	$ -	$ -	$ -
Employer contributions	2,909	2,874	2,663	2,134	1,815	2,013
Plan participants' contributions	-	-	-	1,584	1,322	1,580
Benefits paid	(2,909)	(2,874)	(2,663)	(3,718)	(3,137)	(3,593)

Fair value of plan assets at end of year	$ -	$ -	$ -	$ -	$ -	$ -

Funded status	$ (31,497)	$ (33,751)	$ (35,085)	$ (22,102)	$ (24,627)	$ (23,441)
Unamortized prior service credit	(21)	(26)	(30)	(2,378)	(2,310)	(2,242)
Unrecognized net (loss) gains	9,587	11,373	12,936	1,291	3,959	3,674
Remaining net obligation	14,856	16,049	17,195	-	-	-

Total funded status	$ (7,075)	$ (6,355)	$ (4,984)	$ (23,189)	$ (22,978)	$ (22,009)

Amounts recognized in the balance sheets
consist of:
Accrued benefit cost	$ (31,490)	$ (33,751)	$ (35,010)	$ (23,189)	$ (22,978)	$ (22,009)
Intangible assets	14,856	16,049	17,195	-	-	-
Unassigned surplus - minimum
pension liability	9,559	11,347	12,831	-	-	-

Net amount recognized	$ (7,075)	$ (6,355)	$ (4,984)	$ (23,189)	$ (22,978)	$ (22,009)

Component of net periodic benefit cost
Service cost	$ -	$ -	$ -	$ 750	$ 1,344	$ 2,369
Interest cost	1,907	1,852	1,840	1,392	1,249	1,229
Amount of unrecognized gains (losses)	580	712	367	137	122	101
Amount of prior service cost recognized	(5)	(5)	(5)	67	68	68
Amortization of unrecognized transition
obligation ot transition asset	1,146	1,146	1,146	-	-	-

Total net periodic benefit cost	$ 3,628	$ 3,705	$ 3,348	$ 2,346	$ 2,783	$ 3,767

Benefit obligation for nonvested employees	$ -	$ -	$ -	$ 1,431	$ 2,529	$ 3,300

Accumulated benefit obligation
for vested participants	$ 31,490	$ 33,751	$ 35,013	$ 21,775	$ 23,104	$ 21,701

30

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

Assumptions used in determining the accounting for the defined benefit plans and other benefit plan as of December 31, 2007, 2006 and 2005 were as follows:

	2007	2006	2005

Weighted average discount rate	6.5%	5.9%	5.5%
Rate of increase in compensation level	4.2%	4.0%	4.0%

The annual assumed rate of increase in the per capita cost of covered benefits (i.e. health care cost trend rate) for the medical plan is 9.0%, decreasing gradually to 6.5% over five years. Increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation for the medical plan as of December 31, 2007 by $0.5. Decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation for the medical plan as of December 31, 2007 by $0.4.

The Company expects to pay the following benefits:

Year ending
December 31,	Benefits

(In Thousands)
2008	$ 5,221
2009	5,394
2010	5,598
2011	5,716
2012	5,618
Thereafter	25,158

The measurement date used for postretirement benefits is December 31, 2007.

On December 8, 2003, the Medicare Prescription Drug Impairment and Modernization Act of 2003 (the “Act”) was signed into law. The Act introduced a prescription drug benefit under Medicare, as well as a federal subsidiary to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to Medicare. The 2008 expected benefit reduction in the net postretirement benefit cost for the subsidy related to benefits attributed to former employees is less than $0.3. There is no effect of the subsidy on the measurement of net periodic postretirement benefit cost for the current period.

The Company does not expect to contribute to any plans during 2008.

8. Separate Accounts

Separate account assets and liabilities represent funds segregated by the Company for the benefit of certain policy and contract holders who bear the investment risk. Revenues

31

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

and expenses on the separate account assets and related liabilities equal the benefits paid to the separate account policy and contract holders.

The general nature and characteristics of the separate accounts business follows:

	Non-Indexed	Non-
	Guarantee	Guaranteed
	Less than/	Separate
	equal to 4%	Accounts	Total

(In Thousands)
December 31, 2007
Premium, consideration or deposits for the year	-	328,909	328,909

Reserves for separate accounts with assets at:
Fair value	$ 143,134	$ 3,132,555	$ 3,275,689
Amortized cost	-	-	-

Total reserves	$ 143,134	$ 3,132,555	$ 3,275,689

Reserves for separate accounts by
withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$ 143,134	$ -	$ 143,134
At market value	-	3,132,045	3,132,045

Subtotal	143,134	3,132,045	3,275,179
Not subject to discretionary withdrawal	-	510	510

Total separate account liabilities	$ 143,134	$ 3,132,555	$ 3,275,689

December 31, 2006
Premium, consideration or deposits for the year	$ -	$ 376,794	$ 376,794

Reserves for separate accounts with assets at:
Fair value	$ 154,164	$ 3,355,444	$ 3,509,608
Amortized cost	-	-	-

Total reserves	$ 154,164	$ 3,355,444	$ 3,509,608

Reserves for separate accounts by
withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$ 154,164	$ -	$ 154,164
At market value	-	3,345,283	3,345,283

Subtotal	154,164	3,345,283	3,499,447
Not subject to discretionary withdrawal	-	10,161	10,161

Total separate account liabilities	$ 154,164	$ 3,355,444	$ 3,509,608

32

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31
	2007	2006	2005

		(In Thousands)
Transfers as reported in the Summary of Operations
of the Separate Accounts Statement:
Transfers to separate accounts	$ 328,909	$ 376,794	$ 459,459
Transfers from separate accounts	(715,354)	(1,049,002)	(914,183)

Transfers as reported in the statements of operations	$ (386,445)	$ (672,208)	$ (454,724)

The separate account liabilities subject to minimum guaranteed benefits, the gross amount of reserve and the reinsurance reserve credit related to minimum guarantees, by type, at December 31, 2007 and 2006 were as follows:

Guaranteed Minimum
Death Benefit (GMDB)

(In Thousands)
December 31, 2007
	Separate Account Liability	$ 407,422
	Gross amount of reserve	562
	Reinsurance reserve credit	-

December 31, 2006
	Separate Account Liability	$ 1,512,402
	Gross amount of reserve	5,111
	Reinsurance reserve credit	-

9.	Federal Income Taxes

The Company files a consolidated federal income tax return with its parent ING AIH, a Delaware corporation, and other U.S. affiliates. The Company has a written tax sharing agreement that provides that each member of the consolidated return shall reimburse ING AIH for its respective share of the consolidated federal income tax liability and shall receive a benefit for its losses at the statutory rate. A list of all affiliated companies that participate in the filing of this consolidated federal income tax return has been provided to the Department of Insurance.

33

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

Current income taxes incurred consisted of the following major components:

	Year ended December 31
	2007	2006	2005

		(In Thousands)
Federal tax expense on operations	$ 110,413	$ 97,155	$ 86,763
Federal tax expense (benefit) on capital gains (losses)	9,008	(14,367)	1,527

Total current tax expense incurred	$ 119,421	$ 82,788	$ 88,290

The main components of deferred tax assets and deferred tax liabilities are as follows:

	December 31
	2007	2006

	(In Thousands)
Deferred tax assets resulting from book/tax differences in:
Deferred acquisition costs	$ 124,648	$ 126,938
Insurance reserves	180,919	157,965
Investments	15,305	18,807
Compensation and benefits	40,150	39,122
Nonadmitted assets and other surplus items	28,863	17,937
Litigation accruals	15,262	20,470
Costs of collection and loading	10,490	7,601
Other	58,101	31,641

Total deferred tax assets	473,738	420,481
Deferred tax assets nonadmitted	(259,262)	(206,439)

Admitted deferred tax assets	214,476	214,042

Deferred tax liabilities resulting from book/tax differences in:
Investments	9,260	8,501
Deferred and uncollected premium	61,127	56,290
Depreciable assets	18,145	18,099
Unrealized gain on common stocks	5,418	16,610
Insurance reserves	3,306	2,876

Total deferred tax liabilities	97,256	102,376

Net admitted deferred tax asset	$ 117,220	$ 111,666

34

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

The change in net deferred income taxes is comprised of the following:

	December 31
	2007	2006	Change

		(In Thousands)
Total deferred tax assets	$ 473,738	$ 420,481	53,257
Total deferred tax liabilities	97,256	102,376	(5,120)

Net deferred tax asset	$ 376,482	$ 318,105	$ 58,377

Remove current year change in unrealized gains			(11,193)

Change in net deferred income tax			47,184
Remove other items in surplus:
Additional minimum pension liability			626
Current year change in nonadmitted assets			(10,926)
Other			(403)

Change in deferred taxes			$ 36,481

The provision for federal income tax expense and change in deferred taxes differs from the amount which would be obtained by applying the statutory federal income tax rate to income (including capital items) before income taxes for the following reasons:

	Year Ended December 31
	2007	2006	2005

		(In Thousands)
Ordinary income	$ 260,307	$ 230,315	$ 277,470
Capital gains (losses) net of IMR, net of taxes	12,164	(18,027)	(6,666)

Total pretax book income	$ 272,471	$ 212,288	$ 270,804

Provision computed at statutory rate	95,365	74,301	94,781
Dividends received deduction	(12,804)	(19,020)	(1,631)
Interest maintenance reserve	(5,253)	(12,928)	(6,395)
Reinsurance	(5,715)	38,419	894
Other	11,347	(873)	3,396

Total	$ 82,940	$ 79,899	$ 91,045

Federal income taxes incurred	$ 119,421	$ 82,788	$ 88,290
Change in net deferred income taxes	(36,481)	(2,889)	2,755

Total statutory income taxes	$ 82,940	$ 79,899	$ 91,045

The amount of federal income taxes incurred that will be available for recoupment in the event of future net losses is $0, $0 and $69.5 from 2007, 2006 and 2005, respectively.

Under the intercompany tax sharing agreement, the Company has a payable to ING AIH of $89.9 and $24.6 for federal income taxes as of December 31, 2007 and 2006, respectively.

35

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

The Company’s transferable state tax credit assets are as follows:

Unused credit
Method of estimating utilization of	State	Carrying value at	remaining at
remaining transferrable state tax credit		December 31, 2007	December 31, 2007

(in thousands)
Estimated credit based on investment in
Low Income Housing investment	GA	$ 1,336	$ 2,657

Total State Tax Credits		$ 1,336	$ 2,657

A reconciliation of the change in the unrecognized income tax benefits for the years is as follows:

Amount

Balance at January 1, 2007	$ 42.3
Additions for tax positions related to current year	2.6
Additions for tax positions related to prior years	8.9

Balance at December 31, 2007	$ 53.8

The Company had $53.8 of unrecognized tax benefits as of December 31, 2007 that would affect the Company’s effective tax rate if recognized.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in Current federal and foreign income taxes and Federal and foreign income tax incurred on the Balance Sheets and Statements of Operations, respectively. The Company had accrued interest of $8.4 as of December 31, 2007.

The Company is under audit by the Internal Revenue Service (“IRS”) for tax years 2002 through 2005. It is anticipated that the IRS audit of tax years 2002 and 2003 will be finalized within the next twelve months. Upon finalization of the IRS exam, it is reasonably possible that the unrecognized tax benefits will decrease by up to $16.1. The timing of the payment of the remaining allowance of $37.7 can not be reliably estimated.

Under prior law, the Company was allowed to defer from taxation a portion of income. Deferred income of $32.6 was accumulated in the Policyholders’ Surplus Account and would only become taxable under certain conditions, which management believed to be remote. In 2004, Congress passed the American Jobs Creation Act of 2004 allowing certain tax-free distributions from the Policyholders’ Surplus Account during 2005 and 2006. During 2006, the Company made a dividend distribution of $35.0 which eliminated the $32.6 balance in the Policyholders Surplus Account and, therefore, eliminated any potential tax on the accumulated balance.

36

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated) 10. Investment in and Advances to Subsidiaries

The Company has four wholly owned insurance subsidiaries at December 31, 2007, ReliaStar Life Insurance Company of New York (“RNY”), ING Re (UK) Limited, Whisperingwind I, LLC (“WWI”), and Whisperingwind II, LLC (“WWII”).

Amounts invested in and advanced to the Company’s subsidiaries are summarized as follows:

	December 31
	2007	2006

	(In Thousands)
Common stock (cost - $362,112 in 2007 and $208,413 in 2006)	$ 331,847	$ 330,204

Summarized financial information as of and for the year ended December 31 for these subsidiaries is as follows:

		December 31
	2007	2006	2005

		(In Thousands)
Revenues	$ 1,268,542	$ 590,335	$ 524,362
Income before net realized gains on investments	(399,930)	18,991	38,186
Net (loss) income	(404,896)	18,180	37,755
Admitted assets	4,021,681	3,055,769	2,815,419
Liabilities	3,521,871	2,725,565	2,529,249

The Company received cash dividends from RNY of $18.7, $27.6 and $20.8 during the years ended December 31, 2007, 2006 and 2005, respectively. The Company received cash dividends from NWNL Benefits Corporation of $1.1, $0 and $0 during the years ended December 31, 2007, 2006 and 2005, respectively.

On October 27, 2006, the Company created a South Carolina domiciled, wholly owned subsidiary, WWI, as a limited liability company. WWI received its licensure as a special purpose financial captive insurance company (“SPFC”) from the Director of the South Carolina Department of Insurance on May 29, 2007. After receiving all required and customary regulatory approvals, WWI commenced doing business as an SPFC on May 29, 2007. The Company’s adjusted carrying value of WWI is $0 as of December 31, 2007. The Company contributed capital to WWI of $63.7, $7.4 and $0 during the years ended December 31, 2007, 2006 and 2005. During 2007, the Company ceded premium and ceded reserves to WWI of $44.8 and $155.3, respectively. The amount of insurance in force ceded to WWI was $30.7 billion at December 31, 2007.

On October 27, 2006, the Company created a South Carolina domiciled, wholly owned subsidiary, WWII, as a limited liability company. WWII received its licensure as a SPFC from the Director of the South Carolina Department of Insurance on October 26, 2007. After receiving all required and customary regulatory approvals, WWII commenced

37

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

doing business as an SPFC on November 1, 2007. The Company’s adjusted carrying value of WWII is $0 as of December 31, 2007. The Company contributed capital to WWII of $82.1, $3.7 and $0 during the years ended December 31, 2007, 2006 and 2005. During 2007, the Company ceded premium and ceded reserves to WWII of $573.3 and $611.5, respectively. The amount of insurance inforce ceded to WWII was $475.9 at December 31, 2007.

Effective January 15, 2007, the Company entered into a Stock Purchase Agreement with Superior Vision Services, Inc. (“SVS”), a Delaware corporation, and Bolle, Inc., a Delaware corporation, pursuant to which SVS purchased all of the Company’s rights, title and interest in all the shares of SVS owned by the Company for a cash purchase price of $33.8. The transaction closed on January 26, 2007. The Company recognized a gain of $30.7 from the transaction.

11. Reinsurance

The Company is involved in both ceded and assumed reinsurance with other companies for the purpose of diversifying risk and limiting exposure on larger risks. To the extent that the assuming companies become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion reinsured. To minimize its exposure to significant losses from retrocessionaire insolvencies, the Company evaluates the financial condition of the retrocessionaire and monitors concentrations of credit risk.

Assumed premiums amounted to $733.1, $675.1 and $566.5 for 2007, 2006 and 2005, respectively.

The Company’s ceded reinsurance arrangements reduced certain items in the accompanying financial statements by the following amounts:

		December 31
	2007	2006	2005

		(In Thousands)
Premiums	$ 1,132,722	$ 398,621	$ 393,117
Benefits paid or provided	910,420	379,191	395,382
Policy and contract liabilities at year end	2,867,408	2,404,221	2,131,021

The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement.

38

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

12. Capital and Surplus

Under Minnesota insurance regulations, the Company is required to maintain a minimum total capital and surplus of $2.0. Additionally, the amount of dividends which can be paid by the Company to its shareholder without prior approval of the Minnesota Division of Insurance is limited to the greater of the net gain from operations excluding realized capital gains or 10% of surplus at December 31 of the preceding year.

Lion loaned $100.0 to the Company under a surplus note dated December 1, 2001. The surplus note provides, subject to the regulatory constraints discussed below, that (1) it is a surplus note which will mature on September 15, 2021, with principal due at maturity, but payable without penalty, in whole or in part before maturity; (2) interest is payable at a variable rate based upon an annualized yield rate for U.S. Treasury Bonds payable semi annually; and (3) in the event that the Company is in default in the payment of any required interest or principal, the Company cannot pay cash dividends on its capital stock (all of which is owned directly by Lion). The surplus note further provides that there may be no payment of interest or principal without the express approval of the Minnesota Department of Commerce. For the year ended December 31, 2007, 2006 and 2005, interest paid totaled $4.7, $4.7 and $4.6, respectively. There is no accrued interest for the years ended December 31, 2007 and 2006.

The Company received capital contributions from Lion of $95.0 and $200.0 during 2007 and 2006, respectively.

Life and health insurance companies are subject to certain Risk Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2007, the Company meets the RBC requirements.

13. Fair Values of Financial Instruments

In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the financial instrument. Accordingly, the aggregate fair value amounts presented herein do not represent the underlying value of the Company.

Life insurance liabilities that contain mortality risk and all nonfinancial instruments have been excluded from the disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest

39

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The carrying amounts and fair values of the Company’s financial instruments are summarized as follows:

		December 31
	2007		2006

	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value

		(In Thousands)
Assets:
Bonds	$ 13,636,553	$ 13,554,631	$ 13,365,486	$ 13,298,650
Preferred stocks	122,290	116,393	129,773	129,710
Unaffiliated common stocks	23,653	23,653	3,045	3,045
Mortgage loans	2,411,673	2,449,158	2,134,551	2,135,988
Contract loans	683,218	683,218	674,130	674,130
Derivative securities	(84,655)	(154,619)	2,243	(2,286)
Cash, cash equivalents and
short term investments	185,882	185,882	341,241	341,241
Separate account assets	3,432,705	3,432,705	3,688,327	3,688,327
Liabilities:
Dividends payable	14,565	14,565	14,186	14,186
Separate account liabilities	3,432,705	3,432,705	3,686,705	3,686,705
Payable for securities	29,876	29,876	-	-

The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments in the accompanying financial statements and notes thereto:

Cash, cash equivalents and short term investments: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments approximate their fair values.

Bonds and equity securities: The fair values for bonds, preferred stocks and common stocks reported herein are based on quoted market prices, where available. For securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placement investments, are estimated by discounting the expected future cash flows. The discount rates used vary as a function of factors such as yield, credit quality, and maturity, which fall within a range between 3.4% and 11.8% over the total portfolio. Fair values determined on this basis can differ from values published by the SVO. Fair value as determined by the SVO as of December 31, 2007 and 2006 is $14.0 billion and $13.9 billion, respectively.

Mortgage loans: Estimated fair values for commercial real estate loans were generated using a discounted cash flow approach. Loans in good standing are

40

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

discounted using interest rates determined by U.S. Treasury yields on December 31 and spreads applied on new loans with similar characteristics. The amortizing features of all loans are incorporated in the valuation. Where data on option features is available, option values are determined using a binomial valuation method, and are incorporated into the mortgage valuation. Restructured loans are valued in the same manner; however, these loans were discounted at a greater spread to reflect increased risk. All residential loans are valued at their outstanding principal balances, which approximate their fair values.

Derivative financial instruments: Fair values for derivative financial instruments are based on broker/dealer valuations or on internal discounted cash flow pricing models, taking into account current cash flow assumptions and the counterparties’ credit standing.

The carrying value of all other financial instruments approximates their fair value.

14. Commitments and Contingencies

Guarantee Agreement: The Company, effective January 2002, entered into a Guarantee Agreement with two other ING affiliates whereby it is jointly and severally liable for a $250 obligation of another ING affiliate, Security Life of Denver International Limited (“SLDI”). The Company’s Board of Directors approved this transaction on April 25, 2002. The two other affiliated life insurers were Security Connecticut Life Insurance Company (subsequently merged into the Company on October 1, 2003), and Security Life of Denver Insurance Company. The joint and several guarantees of the two remaining insurers are capped at $250. The States of Colorado and Minnesota did not disapprove the guarantee.

Investment Purchase Commitments: As part of its overall investment strategy, the Company has entered into agreements to purchase securities of $161.7 and $122.4 at December 31, 2007 and 2006, respectively. The Company is also committed to provide additional capital contributions of $294.7 and $166.4 at December 31, 2007 and 2006, respectively, in partnerships reported in other invested assets not on the balance sheets.

Operating Leases: The Company leases office space under various noncancelable operating lease agreements that expire through December 2022. During the years ended December 31, 2007, 2006 and 2005, rent expense totaled $7.9, $10.7 and $10.0, respectively.

At December 31, 2007, the minimum aggregate rental commitments for the upcoming five years and thereafter (including the impact of the sale leaseback transaction on January 3, 2008 – see Subsequent Events) are as follows:

41

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

Year ending
December 31	Commitments

(In Thousands)
2008	$ 10,485
2009	5,992
2010	4,047
2011	3,791
2012	3,405
Thereafter	23,897

At December 31, 2007, the future minimum lease payment receivables under noncancellable sublease arrangements (including the impact of the sale leaseback transaction on January 3, 2008 – see Subsequent Events) are as follows:

Year ending	Future minimum Lease
December 31	Payment Receivables

(In Thousands)
2008	$ 3,082
2009	763
2010	-
2011	-
2012	-
Thereafter	-

Certain rental commitments have renewal options extending through the year 2022 subject to adjustments in the future periods.

The Company is not involved in any material sale leaseback transactions at December 31, 2007.

Legal Proceedings: The Company is involved in threatened or pending lawsuits/arbitrations arising from the normal conduct of business. Due to the climate in insurance and business litigation/arbitration, suits against the Company sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief. Moreover, certain claims are asserted as class actions, purporting to represent a group of similarly situated individuals. While it is not possible to forecast the outcome of such lawsuits/arbitrations, in light of existing insurance, reinsurance and established reserves, it is the opinion of management that the disposition of such lawsuits/arbitrations will not have a materially adverse effect on the Company’s operations or financial position.

Regulatory Matters: As with many financial services companies, the Company and its affiliates have received informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the financial services

42

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

industry. In each case, the Company and its affiliates have been and are providing full cooperation.

Insurance and Retirement Plan Products and Other Regulatory Matters: Federal and state regulators and self-regulatory agencies are conducting broad inquiries and investigations involving the insurance and retirement industries. These initiatives currently focus on, among other things, compensation, revenue sharing, and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; sales and marketing practices (including sales to seniors); specific product types (including group annuities and indexed annuities); and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. The Company and certain of its U.S. affiliates have received formal and informal requests in connection with such investigations, and are cooperating fully with each request for information. Some of these matters could result in regulatory action involving the Company. These initiatives also may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which the Company is engaged. In light of these and other developments, U.S. affiliates of ING, including the Company, periodically review whether modifications to their business practices are appropriate.

Investment Product Regulatory Issues: Since 2002, there has been increased governmental and regulatory activity relating to mutual funds and variable insurance products. This activity has primarily focused on inappropriate trading of fund shares; directed brokerage; compensation; sales practices, suitability, and supervision; arrangements with service providers; pricing; compliance and controls; adequacy of disclosure; and document retention.

In addition to responding to governmental and regulatory requests on fund trading issues, ING management, on its own initiative, conducted, through special counsel and a national accounting firm, an extensive internal review of mutual fund trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel.

The internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within the variable insurance and mutual fund products of ING, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing. Each of the arrangements has been terminated and disclosed to regulators, to the independent trustees of ING Funds (U.S.) and in reports previously filed by affiliates of the Company with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Exchange Act of 1934, as amended.

Action may be taken by regulators with respect to the Company or certain ING affiliates before investigations relating to fund trading are completed. The potential outcome of

43

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

such action is difficult to predict but could subject the Company or certain affiliates to adverse consequences, including, but not limited to, settlement payments, penalties, and other financial liability. It is not currently anticipated, however, that the actual outcome of any such action will have a material adverse effect on ING or ING’s U.S. based operations, including the Company.

ING has agreed to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. Management reported to the ING Funds Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or ING’s U.S. based operations, including the Company.

15. Financing Agreements

The Company maintains a revolving loan agreement with Bank of New York, (“BONY"). Under this agreement, the Company can borrow up to $100 from BONY. Interest on any borrowing accrues at an annual rate equal to: (1) the cost of funds for BONY for the period applicable for the advance plus 0.4% or (2) a rate quoted by BONY to the Company for the borrowing. Under this agreement, the Company incurred minimal interest expense for the years ended December 31, 2007, 2006 and 2005, respectively. Additionally, there were no amounts payable to BONY at December 31, 2007 and 2006.

The Company maintains a line of credit agreement with Svenska Handelsbanken (“Svenska”). Under this agreement, the Company can borrow up to $100 from Svenska. Borrowings are guaranteed by ING AIH, with maximum aggregate borrowings outstanding at any time to ING AIH and its affiliates of $100. Under this agreement, the Company incurred minimal interest expense for the years ended December 31, 2007 or 2006. There were no amounts payable to Svenska at December 31, 2007 and 2006. The Company did not have this agreement in 2005.

The Company maintains a line of credit agreement with PNC Bank. Under this agreement, the Company can borrow up to $100. Borrowings are guaranteed by ING AIH, with maximum aggregate borrowings outstanding at any time to ING AIH and its affiliates of $100. Under this agreement, the Company incurred minimal interest expense for the years ended December 31, 2007, 2006 and 2005. There were no amounts payable to PNC Bank at December 31, 2007 and 2006.

The Company maintains a reciprocal loan agreement with ING America Insurance Holdings, Inc. (“ING AIH”), a Delaware corporation and affiliate, to facilitate the handling of unusual and/or unanticipated short term cash requirements. Under this agreement, which expires December 31, 2010, the Company and ING AIH can borrow up

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RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

to 2% of the general account admitted assets as of the last day of the most recently concluded annual statement year. Interest on any Company borrowing is charged at the rate of ING AIH’s cost of funds for the interest period plus 0.15% . Interest on any ING AIH borrowings is charged at a rate based on the prevailing interest rate of U.S. commercial paper available for purchase with a similar duration. Under this agreement, the Company incurred interest expense of $2.8 for the year ended December 31, 2007.

The Company borrowed $4.4 billion and repaid $4.4 billion in 2007, borrowed $2.2 billion and repaid $2.2 billion in 2006 and borrowed $3.2 billion and repaid $3.2 billion in 2005. These borrowings were on a short term basis, at an interest rate that approximated current money market rates and excludes borrowings from reverse dollar repurchase transactions. Interest paid on borrowed money was $0.1, $0.5 and $0.8 during 2007, 2006 and 2005, respectively.

The Company is the beneficiary of letters of credit totaling $130.8; terms of the letters of credit provide for automatic renewal for the following year at December 31, unless otherwise canceled or terminated by either party to the financing. The letters were unused during both 2007 and 2006.

16. Related Party Transactions

Cost Sharing Arrangements: Management and services contracts and all cost sharing arrangements with other affiliated ING United States companies are allocated among companies in accordance with systematic cost allocation methods.

Investment Management: The Company has entered into an investment advisory agreement with ING Investment Management, LLC (“IIM”) under which IIM provides the Company with investment management services. The Company has entered into an administrative services agreement with IIM under which IIM provides the Company with asset liability management services. Total fees under the agreement were approximately $51.4, $50.4, and $49.2 for the years ended December 31, 2007, 2006 and 2005, respectively.

Services Agreements: The Company has entered into an inter-insurer services agreement with certain of its affiliated insurance companies in the United States (“affiliated insurers”) whereby the affiliated insurers provide certain administrative, management, professional, advisory, consulting, and other services to each other. The Company has entered into a services agreement with ING North America Insurance Corporation (“INAIC”) whereby INAIC provides certain administrative, management, professional, advisory, consulting and other services to the Company. The Company has entered into a services agreement with RNY whereby the Company provides certain administrative, management, professional, advisory, consulting and other services to RNY. The Company has entered into a services agreement with ING Financial Advisers, LLC (“ING FA”) to provide certain administrative, management, professional advisory,

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RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

consulting, and other services to the Company for the benefit of its customers. Charges for these services are determined in accordance with fair and reasonable standards with neither party realizing a profit nor incurring a loss as a result of the services provided to the Company. The Company will reimburse ING FA for direct and indirect costs incurred on behalf of the Company. The Company entered into a services agreement with WWI and INAIC whereby the Company and INAIC provide certain administrative, management, professional, advisory, consulting and other services to WWI. The Company entered into a services agreement with WWII and INAIC whereby the Company and INAIC provide certain administrative, management, professional, advisory, consulting and other services to WWII. The total expense incurred for all these services was $216.4, $219.5 and $172.6 for the years ended December 31, 2007, 2006 and 2005, respectively.

Tax Sharing Agreements: The Company has entered into federal tax sharing agreement with members of an affiliated group as defined in Section 1504 of the Internal Revenue Code of 1986, as amended. The agreement provides for the manner of calculation and the amounts/timing of the payments between the parties as well as other related matters in connection with the filing of consolidated federal income tax returns. The Company has also entered into a state tax sharing agreement with ING AIH and each of the specific subsidiaries that are parties to the agreement. The state tax agreement applies to situations in which ING AIH and all or some of the subsidiaries join in the filing of a state or local franchise, income tax, or other tax return on a consolidated, combined or unitary basis.

Interest Rate Swap

Effective June 29, 2007 the Company entered into an interest rate swap agreement (“IRSA”) with ING AIH. The IRSA is in conjunction with a combined coinsurance and modified coinsurance agreement effective June 30, 2007 with WWIII. The duration of the agreement is 30 years. The notional value of this interest rate swap is $87.1 with this transaction having minimal impact to the income statement.

17. Guaranty Fund Assessments

Insurance companies are assessed the costs of funding the insolvencies of other insurance companies by the various state guaranty associations, generally based on the amount of premium companies collect in that state. The Company accrues the cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations and the amount of premiums written in each state. The Company has estimated this liability to be $4.8 and $5.0 as of December 31, 2007 and 2006, respectively, and has recorded a liability in accounts payable and accrued expenses on the balance sheets. The Company has also recorded an asset in other assets on the balance sheets of $3.9 and $3.8 as of December 31, 2007 and 2006, respectively, for future credits to premium taxes for assessments already paid.

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RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

18. Unpaid Accident and Health Claims

The change in the liability for unpaid accident and health claims and claim adjustment expenses is summarized as follows:

	2007	2006

	(In Thousands)
Balance at January 1	$ 1,413,922	$ 1,383,413
Less reinsurance recoverables	66,414	84,102

Net balance at January 1	1,347,508	1,299,311

Incurred related to:
Current year	534,043	503,149
Prior years	27,645	8,187

Total incurred	561,688	511,336

Paid related to:
Current year	185,112	188,754
Prior years	372,488	274,385

Total paid	557,600	463,139

Net balance at December 31	1,351,596	1,347,508
Plus reinsurance recoverables	78,061	66,414

Balance at December 31	$ 1,429,657	$ 1,413,922

The liability for unpaid accident and health claims and claim adjustment expenses is included in accident and health reserves and unpaid claims on the Balance Sheets

19. Retrospectively Rated Contracts

The Company estimates accrued retrospective premium adjustments for its group life and health insurance business through a mathematical approach using an algorithm of the Company’s underwriting rules and experience rating practices. The amount of net group life premiums written by the Company at December 31, 2007, that are subject to retrospective rating features are $107.8, that represented 15.8% of the total net group life premiums. The amount of net group health premiums written by the Company at December 31, 2007, that are subject to retrospective rating features are $12.7, that represented 2.0% of the total net group health premiums written. The amount of net group life premiums written by the Company at December 31, 2006, that are subject to retrospective rating features are $95.9, that represented 11.0% of the total net group life premiums. The amount of net group health premiums written by the Company at December 31, 2006, that are subject to retrospective rating features are $15.8, that represented 1.0% of the total net group health premiums written. The amount of net group life premiums written by the Company at December 31, 2005, that are subject to retrospective rating features are $99.0, that represented 12.0% of the total net group life premiums. The amount of net group health premiums written by the Company at

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RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

December 31, 2005, that are subject to retrospective rating features are $6.0, that represented 1.0% of the total net group health premiums written.

20. Direct Premiums Written/Produced by Managing General Agents/Third Party Administrators

Name of Managing		Type of	Type of	Total Direct
General Agent or Third	Exclusive	Business	Authority	Premiums
Party Administrator	Contract	Written	Granted	Written

(In Thousands)
ReliaStar Record Keeping	Yes	Group Annuity	Payment	$ 74,231
ING Mid Atlantic Service Center	Yes	Deferred Compensation	Payment	91,302

The aggregate amount of premiums written through managing general agents or third party administrators during 2007 is $177.8.

21. Subsequent Events

On January 3, 2008, the Company closed on transactions to sell four home office properties in Minneapolis for $117.0 in cash. The Company will recognize a gain in the statement of operations of $44.7 associated with these sales in 2008. Three of the properties have sale leaseback components to the transaction; therefore the gain related to these properties (approximately $41.7) will be segregated as special surplus funds and subsequently amortized to unassigned surplus over the lease term. In addition, we have recognized in footnote 14 the impact of the future leases, effective January 3, 2008, associated with the sale leaseback and the reduction of future minimum lease receivables that are no longer applicable due to the sale leaseback.

The Company has contributed capital of $90 to WWI since December 31, 2007.

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